UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04920

WASATCH FUNDS TRUST

(Exact name of registrant as specified in charter)

150 Social Hall Avenue

4th Floor

Salt Lake City, Utah 84111

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

Samuel S. Stewart, Jr. Wasatch Funds Trust 150 Social Hall Avenue, 4th Floor Salt Lake City, Utah 84111	Eric F. Fess, Esq. Chapman & Cutler LLP 111 West Monroe Street Chicago, IL 60603

Registrant’s telephone number, including area code: (801) 533-0777

Date of fiscal year end: September 30

Date of reporting period: March 31, 2013

Item 1:	Report to Shareholders.

Semi-Annual Report & Quarterly Commentaries

March 31, 2013

Equity Funds

Wasatch Core Growth Fund
Wasatch Emerging India Fund
Wasatch Emerging Markets Select Fund
Wasatch Emerging Markets Small Cap Fund
Wasatch Frontier Emerging Small Countries Fund
Wasatch Global Opportunities Fund
Wasatch Heritage Growth Fund
Wasatch International Growth Fund
Wasatch International Opportunities Fund
Wasatch Large Cap Value Fund
Wasatch Long/Short Fund
Wasatch Micro Cap Fund
Wasatch Micro Cap Value Fund
Wasatch Small Cap Growth Fund
Wasatch Small Cap Value Fund
Wasatch Strategic Income Fund
Wasatch Ultra Growth Fund
Wasatch World Innovators Fund

Bond Funds

WASATCH® FUNDS

Wasatch Funds

Salt Lake City, Utah

www.wasatchfunds.com

800.551.1700

This material must be accompanied or preceded by a prospectus.

Please read the prospectus carefully before you invest.

Wasatch Funds are distributed by ALPS Distributors, Inc.

LETTER TO SHAREHOLDERS — BERNANKE’S BACKYARD BARBECUE

Samuel S. Stewart, Jr. PhD, CFA President of Wasatch Funds

DEAR FELLOW SHAREHOLDERS:

If you watch financial news programs on a regular basis, you’ll often see some short-term charts alongside a Wall Street talking head who’s frantically answering questions about how to invest based on the latest economic and market events. Can you imagine Warren Buffett appearing in this way, with periodic interruptions as he barks orders through a headset to buy and sell individual companies? Not likely.

The difference here is that the Wall Street talking head is a trader, while Warren Buffett is an investor. Buffett focuses on long-term company fundamentals, which is what we try to do at Wasatch Advisors. So when I’ve recently been asked about my views regarding the all-time highs in the stock market, I have a mixed reaction. Clearly, the surge in stock prices is very impressive. But an equally valid point is that the U.S. market is only now reaching the heights it achieved more than five years ago. From my perspective, rather than focusing on the headlines about record levels in the market, I prefer to spend my time trying to find the World’s Best Growth Companies® — and buy them at what I believe to be reasonable valuations.

While I don’t place much emphasis on new highs in stocks, I do believe it’s important to have views on both the fundamental and sentiment factors that drive the economy and the markets. These factors have direct and indirect influences on the companies in which we invest, and on the prices at which we can buy or sell them.

Some of the most-important factors I see today are the actions of the Federal Reserve (Fed). Under Chairman Ben Bernanke, the Fed has engaged in unprecedented levels of “quantitative easing” by buying government securities to support bond prices and reduce interest rates. In fact, the Fed has committed to these low rates at least through 2015. For those of us who’ve spent any time around a backyard barbecue, Chairman Bernanke’s approach is analogous to pouring massive amounts of lighter fluid on the grill and hoping the charcoal briquettes eventually catch fire.

ECONOMY

To continue the barbecue analogy, the use of lighter fluid certainly produces an impressive blaze in the short term. But the real key is to create a sustainable fire in the economic briquettes. The question remains: Is the lighter fluid simply burning off, or is the economy starting to fire on its own? We probably won’t know the answer to this question until Chairman Bernanke runs out of fluid or has a change of heart regarding the efficiency of his actions.

My views concerning economic conditions are shaped by the data. And based on the data, conditions remain mixed with a bias toward a muddling economy with slow growth. On the negative side, the Congressional Budget Office recently forecast that real gross domestic product (GDP) in the U.S. will grow at only 1.4% for 2013, down from the 1.9% estimate for 2012. On the positive side, retail sales have been decent, jobless claims have declined and the unemployment rate has edged down.

Among the problems we face in our economy today are too much debt (including future Medicare and Social Security obligations), a sizable and seemingly unending budget deficit, and artificially low interest rates. The Fed’s extreme measures to support asset prices and investor sentiment have allowed the balance-sheet recession to linger on. This means that bad debts remain on the books of our government, our banks and our corporations. Until these bad debts are resolved, we will not have a healthy lending environment. In addition, somewhat higher interest rates are needed so that savers, the would-be providers of capital, are incentivized with reasonable returns on their investments. Currently these savers, both individual and corporate, are largely encouraged to be hoarders of capital because the potential returns seem low relative to the risks.

My advice to Chairman Bernanke would be to put a cap on his bottle of lighter fluid because loose monetary policy can be inflationary over the longer term and is not a good tool for promoting capital investment, growing the economy and creating jobs. Instead, I believe Bernanke should more forcefully encourage the president and Congress to pursue sensible fiscal policies that address infrastructure, education and the bad debts currently being ignored in our financial system.

MARKETS

While I believe economic conditions lean toward slow growth, the stock market certainly caught fire during the first quarter of 2013. The S&P 500 Index was up 10.61% in the first quarter after being down 0.38% in the fourth quarter of 2012.

Despite my concerns about the economy and the Fed’s policies, I remain somewhat bullish on stocks for a few main reasons. First, academic research suggests that slower GDP growth does not necessarily translate into poor stock returns. Second, I’m finding companies that are beating their competition in a tough economic environment by providing better, faster and often less expensive products and services. Many of these companies are selling at reasonable price/earnings multiples with strong growth rates and sometimes-attractive dividend yields. Third, stocks are potentially good hedges against the eventual rise in inflation because an inflationary environment allows companies to increase prices, which can lead to higher earnings and stock valuations.

Another important point is that a slow-growth economic environment is a good backdrop for strong stock-pickers who can sort out the best companies. At Wasatch Advisors, we’ve historically found many of what we believe to be the best companies in the small- and micro-cap areas because these areas are often less well-researched and the companies are usually faster growers. More recently, I’ve also found good opportunities among mid- and large-cap stocks. In particular, I think many big-cap technology companies are amazingly inexpensive.

The two Wasatch mutual funds I currently manage — the World Innovators Fund (co-managed with Josh Stewart) and the Strategic Income Fund — have significant allocations to mid- and large-cap stocks for the reasons described above. Some of the

MARCH 31, 2013

holdings in these funds have been selling at price/earnings multiples in the high single digits or low double digits. What I find so attractive are the combinations of these types of valuations with growth rates that exceed the price/earnings multiples and substantial dividend yields. In addition, the fact that the companies are larger gives investors the potential for less risk. In my career, I’ve generally had good success with stocks bought at such reasonable valuations.

A final point I’d like to make regarding the markets is that I believe diversification is now more important than ever. This is why I’ve diversified my small-cap U.S. stock investments with some larger-cap and international names. Similarly, I think holding a portion of a portfolio in cash is a wise form of diversification because it gives investors the ability to put money to work at attractive valuations when stocks suffer periodic corrections.

WASATCH

I’m pleased to announce that four of our Wasatch mutual funds received a total of six 2013 Lipper Awards on March 14, 2013. These awards recognize mutual funds that, relative to peers, have delivered consistently strong risk-adjusted performance whereby smaller downside losses are given even more importance than larger upside gains.

The Wasatch Emerging Markets Small Cap Fund (WAEMX) was recognized as #1 over the three-year and five-year periods ended December 31, 2012 among 308 and 219 emerging markets funds, respectively. This recognition was earned for the second year in a row — the Emerging Markets Small Cap Fund was recognized in 2012 for its three-year performance ended December 31, 2011 among 296 emerging markets funds. The Wasatch World Innovators Fund (WAGTX) was honored as #1 for the three-year and five-year periods ended December 31, 2012 among 144 and 72 global multi-cap growth funds, respectively. The Wasatch International Growth Fund (WAIGX) received the Lipper Award for #1 performance for the three-year period ended December 31, 2012 among 111 international small/mid-cap growth funds. Finally, the Wasatch-Hoisington U.S. Treasury Fund (WHOSX) earned the Lipper Award for the #1 ranking over the five-year period ended December 31, 2012 among 20 general U.S. Treasury funds.

All of us at Wasatch Advisors are very proud of these awards, in part because they cover a wide range of our fund strategies.

With sincere thanks for your continued investment and for your trust,

Sam Stewart

President of Wasatch Funds

P.S. As always, please be sure to read the prospectus before investing in any fund.

Information in this report regarding market or economic trends or the factors influencing historical or future performance reflects the opinions of management as of the date of this report. These statements should not be relied upon for any other purpose. Past performance is no guarantee of future results, and there is no guarantee that the market forecasts discussed will be realized.

CFA® is a trademark owned by CFA Institute.

Wasatch Advisors is the investment advisor to Wasatch Funds.

The Lipper Fund Awards program honors funds that have excelled in delivering consistently strong risk-adjusted performance relative to peers. Lipper designates award-winning funds in most individual classifications for the three-, five- and 10-year periods. Please visit the Awards for Excellence website (http://excellence.thomsonreuters.com/award/lipper) for more details about the Lipper Fund Awards. Lipper Award designations are not intended to constitute investment advice or predict future results, and Lipper does not guarantee the accuracy of this information. In addition to periods of positive returns, the Wasatch Funds that received Lipper Awards have experienced some periods of negative returns during the award time frames. Past performance is not indicative of future results.

The investment objective of the Wasatch Emerging Markets Small Cap Fund, the Wasatch World Innovators Fund and the Wasatch International Growth Fund is long-term growth of capital. The investment objective of the Wasatch-Hoisington U.S. Treasury Fund is to provide a rate of return that exceeds the rate of inflation over a business cycle by investing in U.S. Treasury securities with an emphasis on both income and capital appreciation. The primary investment objective of the Wasatch Strategic Income Fund is to capture current income; a secondary objective is long-term growth of capital.

World’s Best Growth Companies (WBGCs) are defined by Wasatch as companies that we believe possess an identifiable, sustainable competitive advantage, are well managed, undervalued and are producing above average earnings growth relative to their industry and country of origin.

Valuation is the process of determining the current worth of an asset or company.

Quantitative easing is a government monetary policy used to increase the money supply by buying government securities or other securities from the market. Quantitative easing increases the money supply by flooding financial institutions with capital in an effort to promote increased lending and liquidity.

Gross domestic product (GDP) is a basic measure of a country’s economic performance and is the market value of all final goods and services made within the borders of a country in a year.

A balance-sheet recession is a recession caused by some form of financial crisis or balance-sheet shock that can leave businesses in the position of having liabilities that exceed their assets.

The S&P 500 Index includes 500 of the United States’ largest stocks from a broad variety of industries. The Index is unmanaged but is a commonly used measure of common stock total return performance. You cannot invest directly in this or any index.

A price/earnings multiple, also known as the price-to-earnings or P/E ratio, is the price of a stock divided by its earnings per share.

Dividend yield is a company’s annual dividend payments divided by its market capitalization, or the dividend per share divided by the price per share. For example, a company whose stock sells for $30 per share that pays an annual dividend of $3 per share has a dividend yield of 10%.

WASATCH CORE GROWTH FUND (WGROX / WIGRX) — Management Discussion	MARCH 31, 2013

The Wasatch Core Growth Fund is managed by a team of Wasatch portfolio managers led by JB Taylor and Paul Lambert.

JB Taylor Portfolio Manager	Paul Lambert Portfolio Manager	OVERVIEW The Wasatch Core Growth Fund — Investor Class posted a gain of 7.59% in the first quarter of 2013 and lagged the Russell 2000 Index, which rose 12.39%. It appears that the relatively strong returns generated by small cap equities in 2012 have caused an increase in the amount of capital flowing to the space. This is understandable in an environment of low interest rates, when fixed income investments appear to offer unattractive absolute returns.

Our moderate underperformance in a market as strong as we saw in the first quarter is not surprising to us, especially in light of our relative outperformance last year. In addition, we would not characterize the first quarter as a stock picker’s environment because the move up in prices was unusually broad —advancers outnumbered decliners by a wide margin and security selection was less important. Accordingly, the Fund lagged the Index not because a large percentage of our stocks declined. Rather, most of them performed well but were hard pressed to keep pace with the broad market advance.

DETAILS OF THE QUARTER

Two of our best performing stocks for the quarter were Copart, Inc. and SEI Investments Co. We believe Copart continues to execute extremely well. The company provides online auctions and vehicle remarketing services in the U.S., Canada and the United Kingdom. It is our opinion that Copart has a strong business model that would be difficult to replicate at any price. In the wake of Hurricane Sandy, the company’s services proved invaluable to auto insurers faced with the task of disposing of large numbers of damaged vehicles in a short period of time.

SEI is an investment manager that also provides back-end technology for banks and other financial services firms. SEI’s services allow financial advisors and institutions to get closer to their customers, to react to customer needs quicker, with better transaction processing and better service. We have owned the stock for years and have always admired SEI not only for what we consider to be a top-notch management team, but also for having one of the highest return on investment (ROI) business models we have encountered.

Herbalife Ltd., which has been in the news recently, was up strongly for the quarter and was a significant contributor to the Fund’s performance. The company delivered good fourth quarter results, with sales and earnings up over 20%. Herbalife’s stock has been volatile over the last several months as a few well known institutional investors have taken large long and short positions in the stock. In addition, these investors have engaged in highly publicized debates regarding their views on the company. We are pleased that Herbalife has continued to execute well, despite the distractions resulting from the investor debates.

Polypore International, Inc. was one of our biggest detractors for the first quarter after posting strong gains in the previous quarter. Polypore makes filtration membranes used in batteries, including the lead-acid batteries used in conventional automobiles and the lithium-ion batteries used in consumer electronics and electric cars. In addition, the company has a growing and profitable business selling high technology filters to the health care industry for use in such products as kidney dialysis machines. We believe the conventional automobile and rapidly growing consumer electronics battery segments of Polypore’s business, together with its health care segment, largely support the stock’s current valuation. While the stock declined in the first quarter amid uncertainty about the timing for meaningful adoption of electric cars, we believe the inevitability of automobile electrification and Polypore’s leadership position in the membrane filtration industry justify a positive long term outlook for the company and the stock.

The share price of health club operator Life Time Fitness, Inc. fell during the quarter, and its substantial position size meant it was a big detractor in the Fund. After a good run from 2010 to 2012, Life Time’s fourth quarter earnings preannouncement revealed that membership had not grown as rapidly as expected. Earnings also weakened on increased marketing expenses and other costs to reinvest in the business. We believe the stock was punished somewhat unfairly and that Wall Street estimates had become too optimistic.

OUTLOOK

Valuations of our portfolio companies currently average 23 times trailing earnings, which is slightly above the longer term average of 21 times trailing earnings. So, while valuations are not strained, we would not describe the market or the Fund’s holdings as particularly inexpensive.

Regarding the U.S. economy, we are still facing the burdens of large government debt balances and higher tax rates. Restrained by these factors, subdued economic growth can create the type of market environment in which the stocks we favor can potentially outperform. Conversely, if the liquidity driven environment we see today continues and the small cap market broadly marches higher without respect to company fundamentals, we would expect the Fund to have some difficulty keeping pace. Nevertheless, we will stick with our time-tested approach of focusing on what we see as the highest quality companies and seeking to hold them at reasonable valuations.

Thank you for the opportunity to manage your assets and for your trust.

Current	and future holdings are subject to risk.

WASATCH CORE GROWTH FUND (WGROX / WIGRX) — Portfolio Summary	MARCH 31, 2013

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	10 YEARS
Core Growth (WGROX) — Investor	11.98%	15.52%	9.78%	11.26%
Core Growth (WIGRX) — Institutional	12.02%	15.62%	9.81%	11.27%
Russell 2000® Index	14.48%	16.30%	8.24%	11.52%
Russell 2000® Growth Index	13.71%	14.52%	9.04%	11.61%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.wasatchfunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2013 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Core Growth Fund — Investor Class: 1.23% / Institutional Class: 1.55%, Net: 1.12%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees or taxes, which if reflected, would reduce the performance quoted. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 1/31/2012 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 1/31/2012 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

*	Not annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets
Copart, Inc.	5.4%
IDEX Corp.	3.3%
Life Time Fitness, Inc.	3.3%
Waste Connections, Inc.	3.2%
MEDNAX, Inc.	3.0%

Company	% of Net Assets
Polypore International, Inc.	2.9%
MSC Industrial Direct Co., Inc., Class A	2.8%
Alliance Data Systems Corp.	2.6%
SEI Investments Co.	2.4%
Allegiant Travel Co.	2.3%

**	As of March 31, 2013, there were 60 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry as accurately capturing the universe of small company stocks. The Russell 2000 Growth Index is an unmanaged total return index that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in these or any indices.

WASATCH EMERGING INDIA FUND (WAINX) — Management Discussion	MARCH 31, 2013

The Wasatch Emerging India Fund is managed by a team of Wasatch portfolio managers led by Ajay Krishnan.

Ajay Krishnan, CFA Portfolio Manager

OVERVIEW

The first quarter of 2013 was a disappointing period for the Fund. India’s markets started strong and then faded on concerns of a slowing economy and political instability. The Fund leans more toward investing in companies with growth driven by India’s rising middle class (domestic demand). We tend to under-invest in companies that are tied to the global economy. That is one of the reasons the Fund slightly underperformed its benchmark, the MSCI India Investable Market Index, in the first quarter. The strongest performing sector for the benchmark was information technology (IT), which gained over 22%, driven by global IT service companies like Infosys, Wipro, TCS, etc. We lost nearly three percentage points of relative performance in the IT sector because we were not invested in these types of companies and we were underweighted in the sector overall. While we think our focus on companies tied to domestic demand will bear fruit over the long term, that wasn’t the case this quarter.

DETAILS OF THE QUARTER

Typically in a down market is where we expect to add alpha, but this quarter we were hurt by the underperformance of some of our holdings in the financials sector. There seems to be broad-based weakening in India’s economy (services and manufacturing) and financial services stocks were hit relatively hard. Part of this is attributable to concerns surrounding non-performing assets including loans to real estate developers, construction and power companies. The financials sector was also roiled by a recent investigation and subsequent allegations of money laundering (with the collusion of mid-level managers) at several large private banks. We remain convinced of the long-term investment opportunity in financials. India is still relatively unbanked — about 50% of the people do not have bank accounts and a large percentage of the population has no access to banking services. Public sector banks still have over 75% market share. We believe the better-run private banks have the opportunity to take share from them. The bottom line is that we think the headroom for growth in the financials sector is still significant. Banks have demonstrated adequate prudence in their past behavior (not 100% though) and regulators have kept a tight leash on the banking system in general.

Another development that weighed on the market in March was that the coalition government lost the support of a key ally. This has put additional pressure on the government and it is likely that planned reforms have been put on hold. There has been ongoing concern regarding the lack of movement on infrastructure and related projects, including power, mining and land reform. India’s current account deficit is also of concern. None of these challenges are new.

We think the types of companies we hold in the Fund have the potential to grow even in challenging circumstances. Although many of our stocks certainly seem to have taken a pause this quarter, the good news is that valuations among the Fund’s holdings look attractive. The market has been trading at a 13.6 times forward price-to-earnings (P/E) ratio and the Fund has been trading at 22 times with a P/E to growth rate of 1.

A recent CRISIL report (the Standard & Poor’s affiliate in India) shows that the textile, power, engineering, construction and capital goods areas of the market are showing the most stress. The Fund tends to be underinvested in companies that are capital intensive and have poor cash flow characteristics.

As noted earlier, the Fund underperformed the Index in the financials sector. LIC Housing Finance Ltd. (a non-bank finance company) was the biggest detractor in the quarter amid concerns regarding loans to real estate developers. This is relatively a small piece of LIC’s loan book (about 4%) and we believe it is an attractive segment. Although LIC’s margins have also compressed over the last three quarters, we believe the worst is behind them. We see LIC Housing Finance as a conservative lender and believe the big picture still looks attractive. We have trimmed the position a little but continue to stay invested.

OUTLOOK

The Indian economy has certainly slowed down over the past three months. However, stocks seem attractively valued at this point, and we believe the Fund is well positioned due to our conscious strategy to invest in companies tied to domestic demand. We are using this opportunity to selectively add to what we believe are our highest quality names.

Thank you for the opportunity to invest your assets.

Current	and future holdings are subject to risk.

WASATCH EMERGING INDIA FUND (WAINX) — Portfolio Summary	MARCH 31, 2013

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	SINCE INCEPTION 4/26/11
Emerging India	-2.97%	4.81%	N/A	-0.56%
MSCI India IMI	-3.23%	0.54%	N/A	-11.71%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.wasatchfunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2013 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Emerging India Fund are 3.41%. The Net Expenses are 1.95%. The expense ratio shown elsewhere in this report may be different. Net Expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees or taxes, which if reflected, would reduce the performance quoted. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in small or micro cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as unstable currencies, highly volatile securities markets and political and social instability, which are described in more detail in the prospectus. The Fund is non-diversified, meaning that it can invest a larger portion of its assets in the stocks of a limited number of companies than a diversified fund. Non-diversification increases the risk of loss to the Fund if the values of these securities decline.

*	Not annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets
Gruh Finance Ltd. (India)	3.6%
Mahindra & Mahindra Financial Services Ltd. (India)	3.3%
Amara Raja Batteries Ltd. (India)	3.2%
Jubilant Foodworks Ltd. (India)	3.0%
Cognizant Technology Solutions Corp., Class A	3.0%

Company	% of Net Assets
Axis Bank Ltd. (India)	3.0%
Housing Development Finance Corp. Ltd. (India)	2.7%
IndusInd Bank Ltd. (India)	2.7%
CMC Ltd. (India)	2.6%
Berger Paints India Ltd. (India)	2.5%

**	As of March 31, 2013, there were 56 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. ‡Inception: April 26, 2011. The MSCI India IMI Investable Market Index (IMI) covers all investable large, mid and small cap securities across India, targeting approximately 99% of the Indian market’s free-float adjusted market capitalization. You cannot invest directly in this or any index.

WASATCH EMERGING MARKETS SELECT FUND (WAESX/WIESX) — Management Discussion	MARCH 31, 2013

The Wasatch Emerging Markets Select Fund is managed by a team of Wasatch portfolio managers led by Ajay Krishnan and Roger Edgley.

Ajay Krishnan, CFA Portfolio Manager	Roger D. Edgley, CFA Portfolio Manager	OVERVIEW The Emerging Markets Select Fund is off to a strong start. The Fund’s Investor Class gained 2.06% in the first quarter and outperformed its benchmark, the MSCI Emerging Markets Index, which returned -1.62%. Emerging markets trailed developed markets during the first quarter of 2013, and we saw slowing growth in large emerging economies like China and Brazil.

We have positioned the Fund to exploit opportunities arising from the explosion in domestic demand driven by consumers in emerging markets. As these markets grow and their middle class desires the same things as their contemporaries in the developed world, we think per-capita consumption expenditures can substantially increase. Roughly 70% of the Fund is invested in companies that we believe can benefit from this domestic consumption theme. This focus and our bottom-up process of analyzing the investment potential of individual companies have resulted in above benchmark weights in the consumer discretionary and consumer staples sectors.

Our goal is to find high quality companies, as defined by strong cash flow, high returns on capital and relatively small capital needs, that we believe have a sustainable competitive advantage demonstrated by stable or expanding margins, and are led by a strong management team. These companies also have significant headroom — the ability to continue growing for long periods of time.

We seek to mitigate risk through broad country exposure, low correlations between countries and companies, and reasonable valuations. The Fund has a lower beta than the Index. We believe this is due to our focus on the domestic consumption theme and because we have underemphasized global cyclicals.

DETAILS OF THE QUARTER

During the quarter, many of the Fund’s holdings in the financials and consumer staples sectors outperformed their benchmark counterparts. Hong Kong-based investment manager First Pacific Co. Ltd., Philippines-based Metropolitan Bank & Trust Co., provider of a range of banking and financial products and services, and SM Prime Holdings, Inc., which develops and owns shopping malls in the Philippines, were among the significant number of financial companies that contributed to the Fund’s performance for the period.

Consumer staples companies that performed well during the quarter included Coca-Cola Icecek A.S., a bottler and distributor of soft drinks in Turkey, and Magnit, Russia’s largest food retailer by market value.

While the Fund was significantly underweighted in industrials and materials relative to the Index, the few names we held in these sectors dramatically outperformed in aggregate. These included International Container Terminal Services, Inc., a port management company in the Philippines, Asian Paints (India) Ltd., a paint manufacturer, and Semen Indonesia (Persero), a cement manufacturer.

The consumer discretionary sector underperformed. Golden Eagle Retail Group Ltd., an operator of department stores in China, weighed on results in the sector and was the Fund’s biggest detractor. The stock has been eliminated from the Fund.

OdontoPrev S.A., a dental plan provider in Brazil, also detracted. Aggressive efforts to gain market share by one of the company’s competitors, in the run-up to that company being acquired, resulted in higher loss ratios for OdontoPrev. While we believe OdontoPrev is a great way to invest in the emerging middle class in Brazil, we have chosen to move to the sidelines as we assess the competitive pressures the company faces.

South Africa was a weak-performing market in the quarter due to slowing growth for commodity exports. Our South African stocks struggled along with the market, especially food retailer Shoprite Holdings Ltd.

The Fund was not invested in Poland, Egypt or the Czech Republic, which were some of the weakest performing markets in the Index.

OUTLOOK

The Fund’s portfolio metrics remain favorable. We expect earnings growth in the high teens over the next three years. The weighted average price-to-earnings (P/E) ratio stood at 19.6 as of March 31, 2013, and the P/E to growth rate was 1.3, which tells us the Fund’s portfolio is reasonably valued. In addition, 75% of the Fund’s holdings outperformed the benchmark, supporting our confidence in the strategy.

Judging by the metrics and the outperformance of the majority of our holdings, we believe the Fund is well positioned. As noted, we view the growing middle class in emerging markets as an enduring theme that provides the potential for the Fund to produce outstanding results over the long run.

However, if there were a strong risk-on move and high beta sectors like energy and materials (i.e., global cyclicals) lead the performance, we would expect the Fund to experience short-term underperformance.

Thank you for the opportunity to manage your assets.

Current	and future holdings are subject to risk.

WASATCH EMERGING MARKETS SELECT FUND (WAESX/WIESX) — Portfolio Summary	MARCH 31, 2013

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS	1 YEAR	5 YEARS	SINCE INCEPTION* 12/13/12
Emerging Markets Select (WAESX) — Investor	N/A	N/A	N/A	3.90%
Emerging Markets Select (WIESX) — Institutional	N/A	N/A	N/A	4.00%
MSCI Emerging Markets Index	N/A	N/A	N/A	-0.23%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.wasatchfunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2013 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Emerging Markets Select Fund are Investor Class — Gross: 2.27%, Net: 1.69% / Institutional Class —Gross: 2.29%, Net: 1.50%. The expense ratio shown elsewhere in this report may be different. Net Expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees or taxes, which if reflected, would reduce the performance quoted. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Being non-diversified, the Fund can invest a larger portion of its assets in the securities of a limited number of companies than a diversified fund. Non-diversification increases the risk of loss to the Fund if the values of these securities decline.

*	Not annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets
Coca-Cola Icecek A.S. (Turkey)	3.2%
International Container Terminal Services, Inc. (Philippines)	3.0%
Imperial Holdings Ltd. (South Africa)	3.0%
PT Tower Bersama Infrastructure Tbk (Indonesia)	3.0%

Company	% of Net Assets
Asian Paints Ltd. (India)	3.0%
Turkiye Halk Bankasi A.S. (Turkey)	3.0%
SM Prime Holdings, Inc. (Philippines)	3.0%
SJM Holdings Ltd. (Hong Kong)	2.9%
Credicorp Ltd. (Peru)	2.9%
Godrej Consumer Products Ltd. (India)	2.9%

**	As of March 31, 2013, there were 33 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. ‡Inception: December 13, 2012. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index designed to measure the equity market performance of emerging markets. You cannot invest directly in this or any index.

WASATCH EMERGING MARKETS SMALL CAP FUND (WAEMX) — Management Discussion	MARCH 31, 2013

The Wasatch Emerging Markets Small Cap Fund is managed by a team of Wasatch portfolio managers led by Roger Edgley and Laura Geritz.

Roger D. Edgley, CFA Portfolio Manager	Laura Geritz, CFA Portfolio Manager

OVERVIEW

For the first quarter of 2013, emerging markets lagged developed markets. After a strong 2012, we believed that this year could be more difficult for returns in emerging markets, especially considering the visible slowdowns in countries like China and Brazil. We are seeing more disparate performance across emerging markets, with smaller countries, those in Southeast Asia for example, outperforming the BRIC (Brazil, Russia, India and China) countries. We have been overweight in Thailand, the Philippines and Mexico to a significant degree and it helped performance in the quarter. The Wasatch Emerging Markets Small Cap Fund was up 4.63% for the quarter, and outperformed the MSCI Emerging Markets Small Cap Index, which returned 4.20%.

In March, the Fund was recognized with a Lipper Fund Award for #1 performance over the three-year and five-year periods ended December 31, 2012 among 308 and 219 emerging markets funds, respectively. This recognition was earned for the second year in a row. The Emerging Markets Small Cap Fund was previously recognized in 2012 for its three-year performance ended December 31, 2011 among 296 emerging markets funds.*

DETAILS OF THE QUARTER

As mentioned, smaller countries outside of the BRICs showed stronger performance in general. In Thailand, strong performance from names that were larger positions for us came from Minor International Public Co. Ltd. (hotel management and restaurants), Home Product Center Public Co. Ltd. (a home improvement retailer), Bangkok Life Assurance Public Co. Ltd. (life insurance) and Siam Makro Public Co. Ltd. (membership-based cash and carry trade centers). In the Philippines, our names did well with strong performance from Universal Robina Corp. (snack foods), International Container Terminal Services, Inc. (container terminal management) and Security Bank Corp. (universal bank).

It is interesting how the fundamentals of markets like Thailand and the Philippines have forced a decoupling from the rest of the emerging markets. The equity markets of these countries at present are backed by solid gross domestic product (GDP) growth (in the 5% to 7% range), strong banking systems, and strengthening investment and consumer spending. Banks and corporations are wary of over-growing and over-investing, a result of the Asian financial crisis, which caused a decade-long aftermath of rebuilding balance sheets and increased capital discipline.

Recovery from crises like the Asian financial crisis, or like Ireland recently, take at least a decade. Of course, newspaper headlines will be full of those countries in crises of some sort, not those in steady recovery or rebuilding mode like Thailand.

Today, the main risk we see in these countries is less one of overinvestment causing massive misallocation of capital and more of too much enthusiasm by investors bidding up multiples. What is remarkable about Thailand today for us, aside from the economic recovery, is its central place in a region showing positive political development and growth — namely Laos, Vietnam, Cambodia and Myanmar. Thai corporations are already benefiting from growth and investment in these countries, as well as from visitors coming to Thailand.

Markets where we underperformed were Indonesia and China. China especially has proven to be a difficult market after a strong real estate led third quarter. Consumer names like Dah Chong Hong Holdings Ltd. and Golden Eagle Retail Group Ltd. saw softer consumer spending with disappointing growth numbers. We continue to be significantly underweight relative to the Index in China. However, companies we own in Taiwan that are growing in China include Standard Foods Corp., Chailease Holding Co. Ltd. and Taiwan Hon Chuan Enterprise Co. Ltd. South Africa also had a more difficult quarter, with weak consumer numbers and concerns over the country’s currency. Consumer names in Indonesia have been softer, as evidenced in the earnings being reported.

OUTLOOK

In terms of outlook, we see a more difficult year for equity markets in emerging countries (although we are wary of our own predictive abilities here). This is evident today especially in the BRIC markets. In the last two years, the BRIC markets have been underperforming emerging markets. Some of this is being driven by structural and political factors. Although the Fund has no holdings in South Korea, it is a significant part of the benchmark and there are clearly major political worries with North Korea — the KOSPI** was down about 4% year-to-date through March 31 as a result. For non-BRIC countries we are optimistic about the prospects of a number of the smaller markets like Thailand, Mexico, Turkey and the Philippines, where the economic drivers of growth are visibly better. We expect to see continued long-term divergence in performance — a reflection of the diversity of countries within emerging markets.

Thank you for the opportunity to manage your assets.

*	The Lipper Fund Awards program honors funds that have excelled in delivering consistently strong risk-adjusted performance relative to peers. Lipper designates award-winning funds in most individual classifications for the three-, five- and 10-year periods. Please visit the Awards for Excellence website (http://excellence.thomsonreuters.com/award/lipper) for more details about the Lipper Fund Awards. Lipper Award designations are not intended to constitute investment advice or predict future results, and Lipper does not guarantee the accuracy of this information. In addition to periods of positive returns, the Wasatch Emerging Markets Small Cap Fund experienced some periods of negative returns during the award time frame. Past performance is not indicative of future results.

**	KOSPI refers to the variety of indicators that are used to measure the performance of stocks on the Korea Stock Exchange. The KOSPI itself is best known and refers to a capitalization-weighted index of about 700 Korean equities.

Current and future holdings are subject to risk.

WASATCH EMERGING MARKETS SMALL CAP FUND (WAEMX) — Portfolio Summary	MARCH 31, 2013

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	SINCE INCEPTION 10/1/07
Emerging Markets Small Cap	11.05%	12.31%	12.09%	7.51%
MSCI Emerging Markets Small Cap Index	9.52%	9.20%	4.13%	0.70%
MSCI Emerging Markets Index	3.87%	1.96%	1.09%	-0.48%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.wasatchfunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2013 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Emerging Markets Small Cap Fund are 2.13%. The Net Expenses are 1.95%. The expense ratio shown elsewhere in this report may be different. Net Expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees or taxes, which if reflected, would reduce the performance quoted. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

*	Not annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets
Minor International Public Co. Ltd. (Thailand)	2.3%
Home Product Center Public Co. Ltd. (Thailand)	2.1%
Universal Robina Corp. (Philippines)	2.1%
Siam Makro Public Co. Ltd. (Thailand)	1.8%
Security Bank Corp. (Philippines)	1.8%
PT Holcim Indonesia Tbk (Indonesia)	1.7%

Company	% of Net Assets
Parque Arauco S.A. (Chile)	1.6%
Sonda S.A. (Chile)	1.6%
Chailease Holding Co. Ltd. (Taiwan)	1.6%
Mahindra & Mahindra Financial Services Ltd. (India)	1.6%

**	As of March 31, 2013, there were 90 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. ‡Inception: October 1, 2007. The MSCI Emerging Markets and Emerging Markets Small Cap indices are free float-adjusted market capitalization indices designed to measure the equity market performance of emerging markets. You cannot invest directly in these or any indices.

WASATCH FRONTIER EMERGING SMALL COUNTRIES FUND (WAFMX) — Management Discussion	MARCH 31, 2013

The Wasatch Frontier Emerging Small Countries Fund is managed by a team of Wasatch portfolio managers led by Laura Geritz.

Laura Geritz, CFA Portfolio Manager

OVERVIEW

The Wasatch Frontier Emerging Small Countries Fund marked its first-year anniversary in the quarter with an absolute rank of #1, according to Morningstar, out of 560 Diversified Emerging Markets funds based on total return for the 12 months ended March 31, 2013.* The Fund continued to put up solid performance in the quarter, producing an 8.33% return versus the MSCI Frontier Emerging Markets

Index, which was up 4.39%.

Year-to-date, media pundits have postulated a return to the risk-on trade. Yet the traditional high beta sectors, namely energy and materials, were weak in the quarter, and investors are showing a strong preference for markets with relatively strong growth prospects.

DETAILS OF THE QUARTER

NagaCorp Ltd. was our top-contributing stock this quarter. We met NagaCorp’s management in our office recently, and the company’s long-term growth plans appear intact. We feel fortunate to have had very few torpedoes in this Fund and we have done well with our country tilts. A notable miss in the quarter was the United Arab Emirates due to our low weighting and the underperformance of our holdings relative to the Index. We are active in this market, but have struggled to find companies that meet our quality criteria.

Instead of recounting play-by-play details on Fund performance, I want to elaborate on one of our central tenets for launching the Fund. A core premise is that investors need to rethink index constructs, which emphasize the BRIC (Brazil, Russia, India and China) nations, Taiwan, and Korea. Instead, we believe investors need to consider using active management to craft a well-diversified portfolio, which seeks the next great growth countries and strives to mitigate risk through analyzing correlation statistics — how countries move in the same or vastly different directions.

One of the other tenets of the Fund I want to discuss comes as a direct response to a question I often receive from investors and that is “What do I think constitutes a frontier or an emerging small country?” Frontier and emerging small countries primarily have either low GDP per capita, and hence great growth potential like Nigeria and Kenya, or are wealthy countries whose markets are simply illiquid like the United Arab Emirates. Others are like Costa Rica, a country that is actually relatively wealthy. Little of its GDP is recognized in market capitalization yet. It is absent from the indices, and many Costa Rican companies are not public. That is a future opportunity for investors.

I like to call our frontier and emerging small countries portfolio a Frankenstein portfolio, constructed of different nations with vastly different economic and political parts.

Yet unlike Mary Shelley’s fictional beast, the sum of the parts — the portfolio — works. Remove the sutures and you have interesting uncorrelated growth and value markets where we believe quality abounds. This means a portfolio manager can potentially mitigate volatility by putting together countries that don’t move in concert.

To elaborate on our portfolio creation, let me talk about one of the trips we took in the quarter. We visited a number of countries in Africa including Zimbabwe and South Africa. I think Zimbabwe is a perfect example of how a seemingly dysfunctional country can still be a great investment — our brewer in Zimbabwe does not move in concert with our brewer in Morocco, yet both have gone up over time. Zimbabwe went from being the breadbasket of Africa to Africa’s basket case. Zimbabwe has had it all — a kleptocratic government, sweeping nationalizations, hyperinflation, price controls, capital controls, and a currency collapse. Yet, I’m optimistic. At some point, President Mugabe will have to go — he is the country’s past not its future. Zimbabwe is known for its high level of education. It is a pleasant country with agricultural resources and little crime. The informal economy is sizable, driving demand for our consumer goods holdings — Delta, Innscor and Dairibord. I can’t help but marvel at what I consider to be the biggest positive — the quality of the companies.

In the quarter, a number of our South African companies were weak, as the region is witnessing a slowdown in consumption following mining strikes last year and a credit boom. Mr Price Group, Shoprite, Woolworths and Tiger Brands were impacted in the quarter by softness in South African consumption. However, I believe these companies can use their scale and proximity — at the doorstep of sub-Sahara — to canvas the continent. Long-term, I expect these will be great Pan-African companies, and I have been rounding up into weakness.

OUTLOOK

Frontier and emerging small countries offer low correlations, valuations still appear reasonable, growth has been good, and quality looks high on an absolute and relative basis. We believe we can craft the Fund’s portfolio by using our process of screening and deep due diligence to find companies within these markets that have outstanding potential. Our upcoming quarter once again entails rigorous travel. We will be traveling to Vietnam, Sri Lanka, Turkey, Thailand, Kenya, Uganda, Rwanda and Tanzania to name just a few markets. We remain convinced that the Fund’s long-term opportunity looks good — even for a Frankenstein portfolio.

Thank you for your investment.

*	The Morningstar absolute rank is the rank of a fund among its category peers, which rank is based on a comparison of a fund’s total return performance against its peers over the stated time period. Past performance is no guarantee of future results. © 2013 Morningstar, Inc. All rights reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Current and future holdings are subject to risk.

WASATCH FRONTIER EMERGING SMALL COUNTRIES FUND (WAFMX) — Portfolio Summary	MARCH 31, 2013

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	SINCE INCEPTION 1/31/12
Frontier Emerging Small Countries	18.33%	39.69%	N/A	36.10%
MSCI Frontier Emerging Markets Index	10.42%	12.71%	N/A	17.31%
MSCI Frontier Markets Index	11.48%	11.62%	N/A	14.90%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.wasatchfunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2013 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Frontier Emerging Small Countries Fund are 3.64%. The Net Expenses are 2.25%. The expense ratio shown elsewhere in this report may be different. Net Expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees or taxes, which if reflected, would reduce the performance quoted. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in frontier and emerging markets, entails special risks, such as unstable currencies, highly volatile securities markets and political and social instability, which are described in more detail in the prospectus. Being non-diversified, the Fund can invest a larger portion of its assets in the stocks of a limited number of companies than a diversified fund. Non-diversification increases the risk of loss to the Fund if the values of these securities decline.

*	Not annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets
Nestlé Nigeria plc (Nigeria)	4.3%
East African Breweries Ltd. (Kenya)	3.7%
NagaCorp Ltd. (Cambodia)	3.3%
Nigerian Breweries plc (Nigeria)	2.7%
Ulker Biskuvi Sanayi A.S. (Turkey)	2.0%

Company	% of Net Assets
Shoprite Holdings Ltd. (South Africa)	2.0%
Commercial Bank of Ceylon plc (Sri Lanka)	2.0%
Zenith Bank plc (Nigeria)	1.9%
Kuwait Foods Americana (Kuwait)	1.9%
Universal Robina Corp. (Philippines)	1.9%

**	As of March 31, 2013, there were 109 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. ‡Inception: January 31, 2012. The MSCI Frontier Emerging Markets and MSCI Frontier Markets indices are free float-adjusted market capitalization indices designed to measure the equity market performance of the global frontier and emerging markets. You cannot invest directly in these or any indices.

WASATCH GLOBAL OPPORTUNITIES FUND (WAGOX) — Management Discussion	MARCH 31, 2013

The Wasatch Global Opportunities Fund is managed by a team of Wasatch portfolio managers led by JB Taylor and Ajay Krishnan.

JB Taylor Portfolio Manager	Ajay Krishnan, CFA Portfolio Manager	OVERVIEW The Wasatch Global Opportunities Fund gained 8.25% in the first quarter, and the MSCI AC World Small Cap Index rose 9.65%. The quarter was a combination of strong results in absolute terms and modest underperformance versus the benchmark. Our investments in the vast majority of sectors and countries posted gains, with particular strength in industrials, information technology, Australia and Japan. The biggest factor in the Fund’s performance versus the MSCI AC World Small Cap Index was our lower relative weight in U.S. stocks. Our holdings in the United States performed well, generating double-digit gains that were slightly behind the average for U.S. small caps. Our international stocks did slightly better than the international component of the Index, mitigating some of the effect of a low U.S. weight.

DETAILS OF THE QUARTER

Our international holdings, which accounted for about 58% of the Fund, gained approximately 7.5% for the quarter, and exceeded the 6.54% increase in the MSCI AC World Ex-U.S.A. Small Cap Index.* Keeping pace with our benchmark, the MSCI AC World Small Cap Index, was made more difficult by our overweight positions in two markets that declined — India and South Africa. The political environment has been tenuous in India. One of the key members of the ruling coalition government recently pulled its support from the government, triggering a broad sell-off in equities. In South Africa, concerns about the country’s growth outlook and ongoing labor tensions put downward pressure on its currency, eroding equity returns for U.S.-based investors.

As a market, Japan caught many investors by surprise, posting a gain of nearly 16% for the period. Coming into the quarter, the Fund’s weight in Japan was less than half of the Index’s, but we still outperformed in the country. This was in part due to MonotaRO Co. Ltd., an Internet-based distributor of maintenance, repair and operations (MRO) supplies headquartered in Japan. It was the Fund’s largest position coming into the quarter and the stock gained nearly 51%. The company offers about two million products and has been posting record monthly sales. On the negative side, LIC Housing Finance Ltd., one of India’s largest mortgage lenders, was a major detractor. LIC reported slower loan growth and an increase in non-performing assets. We sold the stock in response to the disappointing results, as well as our concerns about LIC’s relatively new management team.

Our domestic holdings, which accounted for approximately 37% of the Fund, were up about 12.2%. This was a strong result. However, it was not quite as strong as the performance of the MSCI U.S. Small Cap Index,** which rose 12.79%. In the aggressive market environment that prevailed during the quarter, economically sensitive and more speculative stocks were generally the market’s best performers. Stocks related to construction and housing were especially strong. Biotechnology stocks were also top performers. With risk appetites elevated, many of our stable companies with consistent earnings and solid business models looked less appealing by comparison. While this was a challenge for our style of investing, the margin of underperformance in the domestic portion of the Fund was small.

One of our steady growth companies that did outperform was Copart, Inc., a provider of online auctions and vehicle remarketing services in the United States, the United Kingdom and Canada. Strong, profitable relationships with auto insurers are key drivers of its business, and Copart continues to win exclusive contracts with insurance companies. SEI Investments Co., a stock we added this quarter, was another notable contributor. SEI is an investment manager that also provides back-office technology to banks and other financial services firms. The company has been investing heavily in its “Global Wealth Services” to attract large bank customers, and this initiative is starting to pay off. Sales trends are positive, and earnings growth is reaccelerating.

One of the biggest U.S. detractors this quarter was Polypore International, Inc. Polypore makes filtration membranes used in batteries, including the lithium-ion batteries used in electric cars. The stock declined amid uncertainty about the timing for the meaningful adoption of electric vehicles. Despite the recent weakness, our long-term thesis on Polypore remains intact. We believe that vehicle electrification is inevitable and that the company is well positioned for this opportunity since it is one of the world’s leading suppliers of lithium battery membranes.

OUTLOOK

As always, we remain focused on identifying companies whose individual characteristics provide the potential for them to excel and grow regardless of broad trends in the global economy. According to our models, our portfolio companies are on track to generate 18% annual earnings growth over the next three years, while delivering a 24% return on equity. In addition, the Fund’s weighted-average price-to-earnings ratio is 19 times forward 12-month earnings, which is attractive relative to our earnings estimates. These metrics give us confidence that our portfolio of Wasatch’s best global ideas is well positioned for the months ahead.

Thank you for the opportunity to manage your assets.

*	The MSCI All Country (AC) World Ex-U.S.A. Small Cap Index is an unmanaged index and includes reinvestment of all dividends of issuers located in countries throughout the world representing developed and emerging markets, excluding securities of U.S. issuers. This index is a free float-adjusted market capitalization index designed to measure the performance of small capitalization securities.

**The	MSCI U.S. Small Cap Index represents the universe of small capitalization companies in the U.S. equity market.

Current and future holdings are subject to risk.

WASATCH GLOBAL OPPORTUNITIES FUND (WAGOX) — Portfolio Summary	MARCH 31, 2013

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	SINCE INCEPTION 11/17/08
Global Opportunities	13.92%	19.69%	N/A	26.71%
MSCI AC World Small Cap Index	13.74%	13.71%	N/A	21.62%
S&P Global SmallCap Index	14.33%	14.03%	N/A	20.68%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.wasatchfunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2013 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Global Opportunities Fund are 1.84%. The expense ratio shown elsewhere in this report may be different. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees or taxes, which if reflected, would reduce the performance quoted. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in small and micro cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

*Not	annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets
Wirecard AG (Germany)	2.0%
REA Group Ltd. (Australia)	2.0%
Coca-Cola Icecek A.S. (Turkey)	2.0%
MonotaRO Co. Ltd. (Japan)	1.9%
Sa Sa International Holdings Ltd. (China)	1.7%
Aberdeen Asset Management plc (United Kingdom)	1.7%

Company	% of Net Assets
Elekta AB, Class B (Sweden)	1.7%
Abcam plc (United Kingdom)	1.7%
Rotork plc (United Kingdom)	1.6%
Domino’s Pizza Group plc (United Kingdom)	1.6%

**	As of March 31, 2013, there were 93 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. ‡Inception: November 17, 2008. The MSCI All Country (AC) World Small Cap Index is an unmanaged index and includes reinvestment of all dividends of issuers located in countries throughout the world representing developed and emerging markets. This index is a free float-adjusted market capitalization index designed to measure the performance of small capitalization securities. The S&P Global SmallCap Index is an unmanaged index and includes reinvestment of all dividends of issuers located across developed and emerging markets, including the United States, that fall in the bottom 15% of their country’s market cap range. You cannot invest directly in these or any indices.

WASATCH HERITAGE GROWTH FUND (WAHGX) — Management Discussion	MARCH 31, 2013

The Wasatch Heritage Growth Fund is managed by a team of Wasatch portfolio managers led by Chris Bowen and Ryan Snow.

Chris Bowen Portfolio Manager	Ryan Snow Portfolio Manager	OVERVIEW Spurred on, in part, by the rebound in the housing market, the stock market continued its upward advance to open the year. Virtually every sector finished the first quarter in positive territory during a broad market rally.

The Wasatch Heritage Growth Fund also posted strong performance with an 8.18% gain for the quarter. The Fund’s benchmark, the Russell Midcap Growth Index, performed even better by returning 11.51%.

We are pleased that the Fund delivered a significant gain. We are also disappointed — though not completely surprised — that it underperformed the benchmark. As we’ve said in the past, the steadily growing, top quality companies that we believe we hold in the Fund tend to generate less market excitement when stock prices are soaring. We would have liked the market to recognize the untapped potential of the Fund’s holdings. But — more importantly — we believe the consistent execution of the companies we hold gives them the potential to outperform when market participants aren’t so optimistic. Although our top 20 holdings by position size each delivered a positive return, we simply weren’t invested where the market was the strongest this quarter.

We believe we should be good stewards and vigorous protectors of the Fund’s capital. This means that part of our job is to drown out the short-term noise of market movements — whether up or down — so we can remain focused on the task of finding great companies valued at reasonable prices. We don’t invest with the intent of capturing all of the available upside because, in addition to securing gains, we also believe we are charged with minimizing downward movements. Though this isn’t always an immediately rewarding process, we are confident that our disciplined approach is the best way to achieve outstanding results over time.

DETAILS OF THE QUARTER

The Fund’s underperformance was primarily attributable to being less exposed to consumer discretionary and consumer staples companies than the benchmark. Both sectors were meaningful contributors to the benchmark’s return.

Even though we are witnessing signs of modest economic improvement, the overhang of debt — both on the government and individual level — continues to make us cautious in our outlook. As irrepressible as consumer spending has been, with savings rates dipping and tax rates increasing, we currently see few enticing investment opportunities among companies dependent upon consumers, especially among retailers.

IntercontinentalExchange, Inc. was a strong performer during the quarter. While headlines focused on the company’s pending acquisition of NYSE Euronext,* operator of the New York Stock Exchange, we believe the more attractive component of the transaction is the NYSE Liffe, which deals in derivatives, a rapidly expanding segment of trading activity.

Covance, Inc. was also a significant contributor. The company, which partners primarily with pharmaceutical firms to assist in drug development, has been in a difficult environment. Its early-stage business virtually dried up in 2008 as biotechnology companies encountered severe challenges. We’re optimistic about the current Food and Drug Administration environment, which seems to now have a more efficient approval process. We believe that Covance has a good opportunity to return its margins back to where they once were, which should support a higher stock price.

SEI Investments Co. performed well and is an example of a quintessential portfolio holding. This diversified investment manager and processor has continued to make strides coming off of the deep decline of the equity markets since the financial crisis began in late 2007. We increased our position size during the quarter as we felt the company’s valuation looked appealing and we expect meaningful earnings growth driven by SEI’s expansion into new markets.

Few holdings detracted from the Fund’s performance. After being the Fund’s top-contributing stock during the fourth quarter, Polypore International, Inc. declined. Riverbed Technology, Inc. also detracted. With a dominant share of the wide area network optimization market, the company is transitioning from a single product company to a more diversified multi-product vendor. We believe this transition has resulted in a lack of clarity in the eyes of investors, and we have maintained a small position size. However, from a valuation standpoint, the stock appears inexpensive.

We sold a pair of small positions — Altera Corp., a semiconductor company, and SandRidge Energy, Inc. We lost some of our conviction about their prospects and felt that better opportunities were available.

OUTLOOK

While we forecast that companies’ earnings growth will continue to advance through the rest of the year, we also expect market returns to temper. In the broader market, stock price appreciation has vastly outpaced earnings growth. We are skeptical that this trend can continue over time.

The positive news coming out of the quarter was that we delivered a strong return and grew the Fund’s value. The downside of the rising market is that stocks are generally more expensive than they were just a few months ago. This means we must be even more disciplined about the valuation and quality of the companies held in the Fund.

Thank you for the opportunity to manage your assets.

*	As of March 31, 2013, the Wasatch Heritage Growth Fund was not invested in NYSE Euronext.

Current and future holdings are subject to risk.

WASATCH HERITAGE GROWTH FUND (WAHGX) — Portfolio Summary	MARCH 31, 2013

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	SINCE INCEPTION 6/18/04
Heritage Growth	10.08%	6.99%	8.19%	6.16%
Russell Midcap® Growth Index	13.39%	12.76%	7.98%	8.27%
S&P 500 Index	10.19%	13.96%	5.81%	5.97%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.wasatchfunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2013 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Heritage Growth Fund are 1.03%. The Net Expenses are 0.95%. The expense ratio shown elsewhere in this report may be different. Net Expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees or taxes, which if reflected, would reduce the performance quoted. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in mid cap funds will be more volatile and loss of principal could be greater than investing in large cap funds. Equity investing involves risks including potential loss of the principal amount invested.

*	Not annualized.

TOP TEN EQUITY HOLDINGS**

Company	% of Net Assets
Cognizant Technology Solutions Corp., Class A	5.1%
IHS, Inc., Class A	4.4%
Amphenol Corp., Class A	4.0%
MSC Industrial Direct Co., Inc., Class A	4.0%
Copart, Inc.	3.7%

Company	% of Net Assets
Microchip Technology, Inc.	3.4%
SEI Investments Co.	3.1%
LKQ Corp.	2.8%
Tim Hortons, Inc. (Canada)	2.8%
Covance, Inc.	2.8%

**	As of March 31, 2013, there were 43 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. ‡Inception: June 18, 2004. The Russell Midcap Growth Index measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in the Russell Midcap Growth Index are also members of the Russell 1000 Growth Index. The S&P 500 Index represents 500 of the United States’ largest stocks from a broad variety of industries. The index is unmanaged but is a commonly used measure of common stock total return performance. You cannot invest directly in these or any indices.

WASATCH INTERNATIONAL GROWTH FUND (WAIGX) — Management Discussion	MARCH 31, 2013

The Wasatch International Growth Fund is managed by a team of Wasatch portfolio managers led by Roger Edgley.

Roger D. Edgley, CFA Portfolio Manager

OVERVIEW

The Wasatch International Growth Fund had quite a strong quarter, in absolute terms and versus its benchmark, the MSCI AC World Ex-U.S.A. Small Cap Index. The Fund was up 10.23% for the quarter while the benchmark was up 6.54%. The Fund performed well across countries and sectors with Japan being a key market  — not only for the first quarter but also for the last year. We are pleased that the Fund received the Lipper

Fund Award for #1 performance for the three-year period ended December 31, 2012 among 111 international small/mid growth funds.* The Fund also continued to show lower risk than the Index we are measured against, which is something we strive to do. Part of this comes from portfolio construction (both sector and country) but also from the types of companies we buy and hold in the portfolio.

DETAILS OF THE QUARTER

So far, 2013 is turning into a very different year from 2012, in that we have seen strong performance from developed markets year-to-date, especially compared to emerging markets. The MSCI BRIC** (Brazil, Russia, India and China) Index was down 2.98% at the end of the first quarter, with evident economic slowdowns in China, Brazil and India. It is interesting that there are signs of recovery in economies like the U.S., although we are seeing quite soft energy and materials sectors.

For the quarter, the Fund benefited from strong performance in most sectors. We outperformed in the heavily weighted sectors — consumer discretionary, consumer staples, information technology and industrials — except for financials. Our best performing sector was consumer discretionary where we were overweight and outperformed the overall portfolio and the benchmark. The outperformance was driven by names like REA Group Ltd., an Australian company operating a real estate and commercial property advertising Internet portal, United Arrows Ltd., a Japanese retailer of men’s and women’s apparel and accessories, and Yoox S.p.A., an Italian Internet retailer selling clothing, shoes and accessories.

By country, the most notable performer was Japan. Although the Fund’s average weight in Japan for the period was about 11% compared to 17.6% for the benchmark, our companies outperformed, gaining nearly 36% compared to nearly 16% for the Index. We added value in Japan through stock picking. Even though we own very few weak yen beneficiaries, our stocks like MonotaRO Co. Ltd., M3, Inc. and Kakaku.com, Inc. did well, not just in the last quarter but in the last year. The stocks we own in Japan we believe are comparable in quality to their peer group elsewhere in the world. Japan is a hard environment in which to achieve organic growth, and most, if not all, of the companies are demonstrating this.

Japan has been a challenging market for investors for many years due to its low velocity, deflationary economy. The more recent challenge for corporations in Japan has been the strong currency, which has made it difficult to compete against U.S., Korean and Asian companies in industries ranging from electronics to cars. However, we believe that the best Japanese companies are often world-class with centers of excellence in many areas of industry. We are constructive about Japan and we are pleased with how our process has identified what we believe are companies with growth and quality.

Disappointing country performance came from the United Kingdom, where we underperformed by virtue of two names — Renishaw plc and EMIS Group plc, which we still hold.

OUTLOOK

The Fund continues to be managed in a broad way across its rich universe of companies. Even with slower growth environments in Europe and elsewhere, we believe there are excellent companies to be found that are changing their industries and innovating for the future — whether they are Internet, health care or retail.

We remain constructive on the outlook for the Fund given some signs of recovery in developed markets. We believe Japan will be a key challenge for international investors this year, especially given that it is a large part of the universe. It is the single largest country by market capitalization in the universe we cover. The BRIC markets, as mentioned, can continue to be challenging for policymakers and central banks. For Europe, we will continue to seek what we consider to be high quality companies that are global leaders in their chosen niches.

The international team thanks all the Fund’s shareholders for their support and for the faith they have shown in us. Be assured that we continue to work hard in the challenging and exciting task of finding great small companies around the world.

*	The Lipper Fund Awards program honors funds that have excelled in delivering consistently strong risk-adjusted performance relative to peers. Lipper designates award-winning funds in most individual classifications for the three-, five- and 10-year periods. Please visit the Awards for Excellence website (http://excellence.thomsonreuters.com/award/lipper) for more details about the Lipper Fund Awards. Lipper Award designations are not intended to constitute investment advice or predict future results, and Lipper does not guarantee the accuracy of this information. In addition to periods of positive returns, the Wasatch International Growth Fund experienced some periods of negative returns during the award time frame. Past performance is not indicative of future results.

**	The MSCI BRIC Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the following four emerging market country indices: Brazil, Russia, India and China.

Current and future holdings are subject to risk

WASATCH INTERNATIONAL GROWTH FUND (WAIGX) — Portfolio Summary	MARCH 31, 2013

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	10 YEARS
International Growth	16.10%	25.14%	9.04%	15.47%
MSCI AC World Ex-U.S.A. Small Cap Index	11.76%	10.48%	2.54%	14.27%
MSCI World Ex-U.S.A. Small Cap Index	12.43%	10.87%	2.05%	13.15%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.wasatchfunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2013 prospectus, the Total Annual Fund Operating Expenses for the Wasatch International Growth Fund are 1.57%. The expense ratio shown elsewhere in this report may be different. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees or taxes, which if reflected, would reduce the performance quoted. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

*	Not annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets
First Pacific Co. Ltd. (Hong Kong)	2.9%
Pigeon Corp. (Japan)	2.6%
Abcam plc (United Kingdom)	2.4%
Cosmos Pharmaceutical Corp. (Japan)	2.4%
Coca-Cola Icecek A.S. (Turkey)	2.3%

Company	% of Net Assets
Wirecard AG (Germany)	2.2%
Rotork plc (United Kingdom)	2.1%
REA Group Ltd. (Australia)	2.1%
Sa Sa International Holdings Ltd. (China)	2.0%
NagaCorp Ltd. (Cambodia)	2.0%

**	As of March 31, 2013, there were 76 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. The MSCI All Country (AC) World Ex-U.S.A. Small Cap Index is an unmanaged index and includes reinvestment of all dividends of issuers located in countries throughout the world representing developed and emerging markets, excluding securities of U.S. issuers. This index is a free float-adjusted market capitalization index designed to measure the performance of small capitalization securities. The MSCI World Ex-U.S.A. Small Cap Index is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed markets, excluding the United States. You cannot invest directly in these or any indices.

WASATCH INTERNATIONAL OPPORTUNITIES FUND (WAIOX) — Management Discussion	MARCH 31, 2013

The Wasatch International Opportunities Fund is managed by a team of Wasatch portfolio managers led by Roger Edgley and Laura Geritz.

Roger D. Edgley, CFA Portfolio Manager	Laura Geritz, CFA Portfolio Manager	OVERVIEW The Wasatch International Opportunities Fund gained 11.28% in the quarter and outperformed its benchmark, the MSCI AC World Ex-U.S.A. Small Cap Index, which was up 6.54%.

Japanese equities rallied as the Bank of Japan renewed its commitment to stamp out deflation through the use of aggressive stimulus. The yen weakened against the U.S. dollar in the first three months of the year, helping to boost the profitability of Japan’s exporters. While the International Opportunities Fund has relatively little exposure to exporters and our exposure to Japan is less significant than that of the benchmark, the Fund’s Japanese holdings returned over 43% in the quarter compared to under 16% for the Japanese stocks in the Index.

DETAILS OF THE QUARTER

Japan had been one of the only nations not to respond to the threat of global deflation and depression by devaluing its currency, and hence the nation’s industrial powerhouse companies lost market share to countries competing with inexpensive, debased currencies. Enter 2013 and Japan is aggressively buying back bonds and driving down its currency, which will make Japanese exports more competitive. The secular growers we own in Japan aren’t as attractively valued as they were a quarter ago, but we could see growth accelerate, as Japan’s central bank warriors attack the strong currency to gain a competitive edge over their neighbors.

As for stock picking, our consumer staples stocks, which represent approximately 32% of the portfolio compared to about 6% for the benchmark, saw a healthy return in the quarter and comfortably outperformed the benchmark with help from Japanese names like Cosmos Pharmaceutical Corp., Kusuri No Aoki Co. Ltd. and Pigeon Corp.

The materials sector also contributed to the Fund’s outperformance of the Index primarily due to reasonable returns from chemical names like Berger Paints India Ltd. and, more importantly, our underweighting of the poor-performing metals and mining industry.

In the industrials sector, Japanese names like MonotaRO Co. Ltd. and Nihon M&A Center, Inc. aided the Fund’s outperformance along with Southeast Asian stocks Arwana Citramulia, Dynasty Ceramic Public Co. Ltd. and Astra Graphia. Headwinds in the Indonesian coal mining industry pushed down machinery distributor Hexindo Adiperkasa, the worst performing stock in the sector.

Consumer discretionary was the only significant sector where the Fund underperformed the benchmark. A few Indian names like Bata India Ltd. and auto component companies WABCO India Ltd. and Goodyear India Ltd. pressured returns.

Performance of our financial stocks also beat those in the Index, although the Fund’s exposure to financials is just over one-tenth of the benchmark’s 20% weight. It is difficult for us to find what we consider high-quality, long-term micro cap investments in the sector. Although the Fund underperformed the Index in financials due to our significant underweighting, the strong performance of our stocks added to the Fund’s absolute return.

Finally, the Fund’s energy stocks beat those in the benchmark, largely due to the performance of Korean Hankook Shell Oil Co. Ltd. We are less optimistic on the energy sector this year. It is hard for us to find energy names in the micro cap space that fit our quality parameters. In addition, when we reflect on companies in the sector, many are not inexpensive enough yet or they lack strong enough growth to make a convincing case for owning them.

OUTLOOK

Japan is now the bad boy on the developed market block, entering the realm of global currency debasers, and this action has driven a bull market in its stocks. Fortunately, we were already there, snapping up quality companies we viewed as attractively valued. We were not anticipating strong macro drivers, but we had discovered that high-quality secular growers in Japan, ones we would own in any country, had gotten inexpensive. As a result, the Fund outperformed the Index with a smaller weight.

As for international investing and the prospects ahead, the world’s central banks have succeeded in orchestrating low rates that force investors out of their low return bank accounts and into higher-yielding equities. We would expect to underperform in this type of risk-on environment because we strive to own higher-quality companies whose stocks can look unexciting to investors in a momentum driven market. We were worried that the Fund had gotten too aggressive and was rising with the risk-on trade. However, when we dissect the data, it is clear at least in the international world, that quality continues to work. With that in mind, we will continue to turn over new investment ideas from bottom up screening for companies with good balance sheets, cash flow and sustainable growth.

Last quarter, the Wasatch team was in Brazil, Mexico, the Middle East, Japan, Australia, Korea, China, South Africa, Zimbabwe, Zambia, Botswana and Mauritius. We will continue our rigorous travel schedules. In addition, we will focus on country diversification as we strive to mitigate risk and capture growth. We believe we can find high-quality micro cap companies in all regions of the world, but we expect great variability in country returns as the world’s economies diverge. We think it’s still a stock-picker’s environment.

Thank you for your investment.

Current	and future holdings are subject to risk.

WASATCH INTERNATIONAL OPPORTUNITIES FUND (WAIOX) — Portfolio Summary	MARCH 31, 2013

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	SINCE INCEPTION 1/27/05
International Opportunities	18.67%	25.44%	7.94%	10.35%
MSCI AC World Ex-U.S.A. Small Cap Index	11.76%	10.48%	2.54%	7.38%
MSCI World Ex-U.S.A. Small Cap Index	12.43%	10.87%	2.05%	5.75%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.wasatchfunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2013 prospectus, the Total Annual Fund Operating Expenses for the Wasatch International Opportunities Fund are 2.48%. The Net Expenses are 2.25%. The expense ratio shown elsewhere in this report may be different. Net Expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees or taxes, which if reflected, would reduce the performance quoted. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

*	Not annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets
Spur Corp. Ltd. (South Africa)	2.6%
Pigeon Corp. (Japan)	2.5%
Super Group Ltd. (Singapore)	2.2%
Pepsi-Cola Products Philippines, Inc. (Philippines)	2.1%
Cosmos Pharmaceutical Corp. (Japan)	2.0%

Company	% of Net Assets
MonotaRO Co. Ltd. (Japan)	2.0%
Kusuri No Aoki Co. Ltd. (Japan)	1.9%
Famous Brands Ltd. (South Africa)	1.9%
RFM Corp. (Philippines)	1.9%
Nihon M&A Center, Inc. (Japan)	1.8%

**	As of March 31, 2013, there were 89 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. ‡Inception: January 27, 2005. The MSCI All Country (AC) World Ex-U.S.A. Small Cap Index is an unmanaged index and includes reinvestment of all dividends of issuers located in countries throughout the world representing developed and emerging markets, excluding securities of U.S. issuers. This index is a free float-adjusted market capitalization index designed to measure the performance of small capitalization securities. The MSCI World Ex-U.S.A. Small Cap Index is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed markets, excluding the United States. You cannot invest directly in these or any indices.

WASATCH LARGE CAP VALUE FUND (FMIEX / WILCX) — Management Discussion	MARCH 31, 2013

The Wasatch Large Cap Value Fund is managed by a team of Wasatch portfolio managers led by Ralph Shive and Michael Shinnick.

Ralph C. Shive, CFA Portfolio Manager	Michael L. Shinnick Portfolio Manager	OVERVIEW The Wasatch Large Cap Value Fund — Investor Class returned 10.97% for the first quarter of 2013, and lagged the 12.31% return of the Russell 1000 Value Index. The year got off to a strong start, as the Dow Jones Industrial Average and S&P 500 Index made new all-time highs in the first quarter. This was perhaps not surprising in view of record high corporate profits, but was less predictable when viewed against a backdrop of stubbornly high deficits and unemployment. One constant since 2009 has been easy monetary policy. The U.S. Federal Reserve (Fed) reiterated its stance that monetary policy would continue to be “pedal to the metal” until employment recovered. The Bank of Japan has joined the easy money party, providing additional support for global growth expectations. With investors buying in at these levels, we are mindful of the stiff corrections experienced in 2010 and 2011. While earnings and dividends have risen, so have valuations.

In the quarter, our financial and consumer staples holdings bested the benchmark, while poor relative performance in information technology hurt results versus the Russell 1000 Value Index. Our cash position, which rose slightly as we sold some stocks into strength, also constrained returns.

DETAILS OF THE QUARTER

The best news during the quarter came in the form of two takeovers. We had only just purchased PC firm Dell, Inc. in the fourth quarter of 2012, when the founder decided to take his company private. We sold half of the position on the announcement and the rest as other bids pushed the stock higher. In addition, Berkshire Hathaway* made an offer for food and beverage company HJ Heinz Co. at 11 times EBITA (earnings before interest, taxes and amortization — a measure of the efficiency with which a company generates earnings). Warren Buffett rarely pays over seven times EBITA, so we did not hesitate to sell the entire position.

The stock price of pharmaceutical chain Walgreen Co. rose nearly 30% on positive business metrics. We were a buyer of the stock on price weakness in 2011 and 2012 when the company had been controversial due to a disagreement with a large client, weakening sales, and a questionable strategic investment, all of which implied a potentially broken business model.

Anadarko Petroleum Corp. is a long-time holding with what we consider to be an excellent energy asset base. The stock has had a bumpy ride in the aftermath of the 2010 oil spill in the Gulf of Mexico and unrelated environmental claims it inherited as part of an acquisition. However, Anadarko’s stock made it back to an all-time high in the quarter, reflecting our belief that, in the long run, fundamentals drive stock prices and patience pays off.

Apple, Inc. was among our biggest laggards. The stock of the consumer electronics icon has become controversial, but we think it has remained relatively inexpensive. Growth expectations, while still impressive, have diminished, and there were plenty of profits to be taken by long-term stockholders. We think Apple’s cash flow and dividends will grow and that the stock’s price could potentially move higher within the next several quarters. Another significant detractor was Barrick Gold Corp. Barrick suffered as gold prices softened and from operational issues that management asserts they are addressing.

We eliminated retailer Best Buy Co., Inc. and Transocean Ltd., a provider of offshore contract drilling services for oil and gas wells. We also sold engineering construction firm Fluor Corp. and online market eBay, Inc. We took two new positions — Kraft Foods Group, Inc., as a replacement for Heinz, and Freeport-McMoRan Copper & Gold, Inc., as we think prices for copper could stabilize based on demand from China and the nascent housing recovery in the U.S.

OUTLOOK

Not only were stock prices strong in the first quarter, but also real estate appears to have turned the corner as well, which may provide a boost to the American psyche. While we are not experts in fixed income, yields from Treasuries to junk bonds are exceedingly low, which helps make dividend-paying stocks more attractive. It is a stated goal of the Fed to drive interest rates lower, which pushes investors into higher-risk securities, helping the stock market. There seemed to be less drama coming out of Washington, D.C. over the past three months, although there still has been no substantial action to resolve the country’s longer-term structural issues.

We saw in the quarter at least two reminders that the Great Financial Crisis is not completely in our rear view mirrors. In Detroit, a financial manager was appointed by Michigan’s governor to forestall the city’s bankruptcy. Overseas, Cyprus bank deposits were taken from depositors to help recapitalize the banking sector.

As 2013 progresses, we continue to expect slow growth and the potential for broadly acceptable total returns for stocks. We thank you for your continued confidence and investment with us.

*	As of March 31, 2013, the Wasatch Large Cap Value Fund was not invested in Berkshire Hathaway Inc.

Current and future holdings are subject to risk.

WASATCH LARGE CAP VALUE FUND (FMIEX / WILCX) — Portfolio Summary	MARCH 31, 2013

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	10 YEARS
Large Cap Value (FMIEX) — Investor	11.78%	12.16%	3.48%	10.43%
Large Cap Value (WILCX) — Institutional	11.77%	12.22%	3.49%	10.44%
Russell 1000® Value Index	14.02%	18.77%	4.85%	9.18%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.wasatchfunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2013 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Large Cap Value Fund are Investor Class — Gross: 1.15%, Net: 1.10% / Institutional Class — Gross: 1.31%, Net: 0.98%. The expense ratio shown elsewhere in this report may be different. Net Expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees or taxes, which if reflected, would reduce the performance quoted. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 1/31/2012 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 1/31/2012 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investments in value stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the market for long periods of time. Loss of principal is a risk of investing.

*	Not annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets
Travelers Cos., Inc. (The)	2.3%
JPMorgan Chase & Co.	2.2%
Microsoft Corp.	2.1%
Intel Corp.	2.0%
Allstate Corp. (The)	2.0%

Company	% of Net Assets
PNC Financial Services Group, Inc.	2.0%
C.R. Bard, Inc.	2.0%
Loews Corp.	2.0%
Marathon Oil Corp.	2.0%
Spectra Energy Corp.	1.9%

**	As of March 31, 2013, there were 64 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. The Russell 1000 Value Index measures the performance of Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in these or any indices.

WASATCH LONG/SHORT FUND (FMLSX/WILSX) — Management Discussion	MARCH 31, 2013

The Wasatch Long/Short Fund is managed by a team of Wasatch portfolio managers led by Michael Shinnick and Ralph Shive.

Michael L. Shinnick Portfolio Manager	Ralph C. Shive, CFA Portfolio Manager

OVERVIEW

We were pleased with performance in the first quarter, as the Fund provided a strong positive return in a rallying market while carrying a net long exposure of approximately 70%. In particular,

we had good stock selection within the energy, financials and information technology groups. Importantly, our long positions in aggregate rose more than the S&P 500, while our short positions rose less than the market.

The market strength was spurred by relief as the threatened “fiscal cliff” was averted at the end of 2012, and was supported through the quarter by investors increasingly looking to equity markets given the low expected returns going forward from cash and fixed-income vehicles.

DETAILS OF THE QUARTER

We had excellent performance in the long portion of the portfolio. The energy services space continued its recent strength with Patterson-UTI Energy, Inc. and Halliburton Co. contributing significantly to the Fund’s return. Denbury Resources, Inc., the Fund’s largest position, performed steadily as investors recognized the tremendous value in the company’s focused EOR (enhanced oil recovery) assets, improved balance sheet and attention to compounding shareholder value. Following debt refinancing and tri-party asset exchanges, Denbury is operating on a positive cash flow basis, and the market has rewarded the stock.

A number of strong individual stock selections added to performance in the quarter, including computing solutions company Silicon Graphics International Corp., insurer Unum Group, cosmetics giant Avon Products, Inc. and advertising firm The Interpublic Group of Cos., Inc. Silicon Graphics showed substantial evidence of the new management team’s operational focus, and the market reacted positively to the results as well as to a much better-than-expected operating outlook for 2013. This has been a challenging position over the past year and our patience and tenacity in taking an activist approach are beginning to bear fruit.

Our information technology sector exposure also had strong returns, driven in part by a pair of takeovers. Our thesis on PC firm Dell, Inc. was rewarded quickly as the company’s net cash balance sheet and low valuation provided a strong foundation for a leveraged buyout offer from its founder. Communications equipment provider Acme Packet, Inc. benefited from a bid for its unique technology, and we exited the last of our position through a covered call option.

On the short side, while we experienced small losses on a number of positions, our disciplined approach to maintaining low gross exposure worked to limit the impact of such a significantly positive equity market. We continue to focus our short efforts on covered calls as they provide a more direct hedge on some of our larger and more volatile long holdings.

The newest addition to our top 10 holdings is consumer electronics icon Apple, Inc. We purchased Apple after it declined on earnings announcements perceived as negative, and we believe our cost basis for the stock is very attractive. Our position is quite large for a starter position, but the stock’s valuation caused us to move aggressively, while at the same time we established a very meaningful covered call position as a hedge.

Finally, we added to the portfolio a pair of relatively small exploration and production companies with what we believe are underappreciated natural gas assets — Bill Barrett Corp. and Swift Energy Co. Bill Barrett is shaping up to be a unique turnaround story with the departure in the quarter of both the company’s CEO and head of exploration. At present the Chief Operating Officer is acting as CEO and he has demonstrated a sincere commitment to more disciplined operating efforts focused on shareholder return going forward.

OUTLOOK

We continue to believe that the majority of the stocks we own offer meaningful upside potential. Equity markets have experienced renewed interest from investors seeking both returns and stores of value in a world that is increasingly questioning the value of cash and the risk of holding fixed-income instruments given very, very low rates by historical standards. We are mindful of the increased risk to the macro economy posed by government actions or lack thereof with respect to the ongoing budget imbalances and entitlement obligations. While we will be watching closely for signs of any abrupt change of direction, we would expect incremental progress in these areas as opposed to going off some sort of cliff or attaining a “grand bargain.”

On the short side, we continue to see overvalued pockets in the market. We are once again looking toward the consumer discretionary area at companies that we believe have high valuations and semi-luxury brands, such as jeweler Tiffany & Co. and clothier Michael Kors Holdings Ltd.

As always, we will continue to strive to be responsible stewards of your capital by providing significant exposure to the market’s potential progress. In addition, we will strive to minimize risk in weaker market environments.

Thank you for your continued investment in the Fund.

Current	and future holdings are subject to risk

WASATCH LONG/SHORT FUND (FMLSX/WILSX) — Portfolio Summary	MARCH 31, 2013

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	SINCE INCEPTION 8/1/03
Long/Short (FMLSX) — Investor	11.62%	11.29%	6.83%	6.81%
Long/Short (WILSX) — Institutional	11.62%	11.29%	6.83%	6.81%
S&P 500 Index	10.19%	13.96%	5.81%	7.05%
Citigroup U.S. Domestic 3-Month Treasury Bills Index	0.04%	0.08%	0.31%	1.68%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.wasatchfunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2013 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Long/Short Fund — Investor Class: 1.51% / Institutional Class: 1.44%, Net: 1.41%. The expense ratio shown elsewhere in this report may be different. Net Expenses are based on Fund expenses, net of waivers and reimbursements. Expenses include dividend expense on short sales and interest expense. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees or taxes, which if reflected, would reduce the performance quoted. For more complete information including charges, risks and expenses, read the prospectus carefully.

The Institutional Class is new and does not have any performance history prior to 12/13/2012. Performance for the Institutional Class prior to 12/13/2012 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 12/13/2012 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

The Fund makes short sales of securities which involve the risk that losses may exceed the original amount invested. Equity investing involves risks, including potential loss of the principal amount invested. Being non-diversified, the Fund can invest a larger portion of its assets in the securities of a limited number of companies than a diversified fund. Non-diversification increases the risk of loss to the Fund if the values of these securities decline.

*	Not annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets
Denbury Resources, Inc.	4.9%
Apple, Inc.	4.6%
Loews Corp.	3.5%
Mosaic Co. (The)	3.2%
Patterson-UTI Energy, Inc.	2.8%

Company	% of Net Assets
General Motors Co.	2.6%
Unum Group	2.4%
Cisco Systems, Inc.	2.3%
Halliburton Co.	2.2%
Interpublic Group of Cos., Inc. (The)	2.2%

**	As of March 31, 2013, there were 53 long and 11 short holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. ‡Inception: August 1, 2003. The S&P 500 Index includes 500 of the United States’ largest stocks from a broad variety of industries. The Index is unmanaged but is a commonly used measure of common stock total return performance. The Citigroup U.S. Domestic 3-Month Treasury Bills Index tracks the performance of U.S. Treasury bills with a remaining maturity of three months. U.S. Treasury bills, which are short-term loans to the U.S. government, are full-faith-and-credit obligations of the U.S. Treasury and are generally regarded as being free of any risk of default. You cannot invest directly in these or any indices.

WASATCH MICRO CAP FUND (WMICX) — Management Discussion	MARCH 31, 2013

The Wasatch Micro Cap Fund is managed by a team of Wasatch portfolio managers led by Daniel Chace.

Daniel Chace, CFA Portfolio Manager

OVERVIEW

The Wasatch Micro Cap Fund gained 11.13% in the first quarter. The Russell Microcap Index (the Fund’s primary benchmark) and the Russell 2000 Index rose 12.58% and 12.39%, respectively.

Looking across our holdings, the key driver of individual stock price performance was business momentum — investors seemed to be keenly focused on momentum while paying less attention to valuations.

A significant number of our stocks were up 25% or more, and the common thread among them was accelerating sales growth, better-than-expected earnings, favorable guidance or a combination of these factors. Alternatively, we had some detractors whose operating results or guidance fell short of expectations. So, it was a relatively straightforward quarter in that good news generally drove the winners and bad news caused stocks to lag.

On a weighted-average basis, our companies reported low-teens earnings growth in the most recent reporting season. This growth rate was below our long-run target; however, it was in line with our expectations and better than the growth rate for the small cap market as a whole.* Our models suggest that the earnings growth in the Fund will potentially accelerate to the high-teens in the next reporting period.

DETAILS OF THE QUARTER

Two of the quarter’s best-performing stocks came from the information technology sector — SciQuest, Inc. and Power Integrations, Inc. SciQuest provides an online software platform for companies to buy goods like office supplies and computers that are not part of the final products they sell. We purchased the stock in September 2010 on the initial public offering. After we bought it, SciQuest showed only moderate growth, and our analysis focused on the company’s ability to accelerate its growth rate. Through a series of acquisitions, the company has expanded its product line, making the platform more attractive to more customers. The expanded platform is gaining traction, and SciQuest’s organic growth rate is accelerating from the mid-teens toward 20%.

Power Integrations designs semiconductors that reduce energy consumption in a variety of electronic products, including cellphone chargers, LED lighting, industrial motors and personal computers. The company has struggled to grow over the past couple of years as its share of the cellphone charger market has eroded. We have patiently held onto our position, mainly because we have confidence in the management team’s ability to reinvigorate strong growth. The stock surged this quarter after fourth-quarter operating results showed that Power Integrations is starting to regain share in the cellphone charger market. The industrial and computing businesses are also doing well.

Angie’s List, Inc. was another stock that had an exceptionally strong quarter. The company operates a website that allows members to research and rate local service providers, such as auto mechanics and plumbers. In February, Angie’s List reported its first-ever quarterly profit, fueled by strong new member sales and lower acquisition costs per member. It is unlikely that the company will report a profit in the first quarter of this year given the seasonality in the business. Nonetheless, we believe the path to sustainable profitability is clear for Angie’s List. Mature markets, such as Indianapolis and Boston, are not only earning money but also generating good margins as membership fees and advertising rates rise and acquisition costs decline. So as the company finishes building out its footprint and newer markets gain critical mass, the high degree of operating leverage in the business should take hold.

Gordmans Stores, Inc., a big-box discount retailer, was our biggest detractor this quarter. The weakness in same-store sales that we discussed in our last report has persisted, and we do not foresee any short-term improvement. The consumer environment remains challenging, but sales have also been impacted by some merchandising missteps. We trimmed our position in recognition that earnings are likely to remain weak in the short term, but we still see long-term potential in Gordmans. The company appears to be making the right investments to drive improvement. For example, it recently appointed a new Chief Merchandising Officer and has implemented systems to better manage inventory and markdowns and to monitor store traffic. However, these initiatives will take time before they yield stronger same-store sales figures.

OUTLOOK

With the exception of housing, it is hard for us to be overly enthusiastic about the outlook for the U.S. economy. The unemployment rate has fallen, but one reason for the decline is that discouraged job seekers are dropping out of the labor force. The January 1 payroll tax increase has taken a bite out of consumers’ paychecks, and uncertainty about government spending and regulation may undermine business confidence. Meanwhile, the Federal Reserve continues to try to jump-start growth with quantitative easing and record-low interest rates — policies that seem to be benefiting asset prices more than the economy. In this challenging environment, we remain focused on investing in what we believe are high-quality micro cap companies that can grow despite the macro headwinds — companies with innovative products and services, unique business models and excellent management.

Thank you for the opportunity to manage your assets.

*	The fourth-quarter earnings growth rate for the broad small cap market was 9.3% according to Bank of America-Merrill Lynch in a report dated March 12, 2013.

Current and future holdings are subject to risk.

WASATCH MICRO CAP FUND (WMICX) — Portfolio Summary	MARCH 31, 2013

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	10 YEARS
Micro Cap	8.41%	9.17%	5.78%	10.00%
Russell Microcap® Index	12.63%	16.93%	6.68%	9.99%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.wasatchfunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2013 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Micro Cap Fund are 2.14%. The expense ratio shown elsewhere in this report may be different. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees or taxes, which if reflected, would reduce the performance quoted. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in micro cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

*	Not annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets
Power Integrations, Inc.	2.7%
Envestnet, Inc.	2.4%
DealerTrack Technologies, Inc.	2.2%
Ultimate Software Group, Inc.	2.2%
ICON plc ADR (Ireland)	2.1%

Company	% of Net Assets
InnerWorkings, Inc.	2.1%
CAI International, Inc.	2.1%
SciQuest, Inc.	2.0%
Ensign Group, Inc. (The)	2.0%
Interactive Intelligence Group, Inc.	1.9%

**	As of March 31, 2013, there were 91 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. The Russell Microcap Index measures the performance of the micro cap segment of the U.S. equity market. Micro cap stocks make up less than 3% of the U.S. equity market (by market capitalization) and consist of the smallest 1,000 securities in the small cap Russell 2000 Index, plus the next smallest eligible securities by market cap. You cannot invest directly in this or any index.

WASATCH MICRO CAP VALUE FUND (WAMVX) — Management Discussion	MARCH 31, 2013

The Wasatch Micro Cap Value Fund is managed by a team of Wasatch portfolio managers led by Brian Bythrow.

Brian Bythrow, CFA Portfolio Manager

OVERVIEW

In the first quarter, the Wasatch Micro Cap Value Fund gained 12.78% and outperformed the Russell Microcap Index, which returned 12.58%. Upbeat news on the U.S. economy lifted stocks, as inflation remained low and the Federal Reserve gave no indication that tighter monetary policy was imminent.

Micro cap stocks did especially well for the quarter, which usually tends to be the case in aggressive market environments such as was observed during the first three months of the year. Not surprisingly, economically sensitive areas of the micro cap market — including transportation, financial and consumer-discretionary stocks — performed best, while consumer staples lagged. More of a surprise was that information technology stocks also lagged, as growth in that sector appears to have slowed at least for the time being.

One area of the U.S. micro cap market in which we are finding attractively valued opportunities is the financials sector. The Fund owns a number of specialty-finance companies and small banks, which while not growing rapidly, represent potential value to be unlocked given a suitable catalyst.

In contrast with Europe especially, the U.S. continues to be a bright spot among the world’s developed markets. Economic data has been coming in better than expected and has underpinned the market’s positive tone during the past two quarters. On balance, the Fund’s domestic investments slightly outperformed its foreign holdings for the quarter. We have no particular view on how much longer the U.S. will continue to outperform, and we are maintaining our discipline by holding approximately 29% of the Fund’s assets in foreign companies as of quarter-end.

DETAILS OF THE QUARTER

Two of our biggest contributors for the quarter were Caesarstone Sdot-Yam Ltd. and NorthStar Realty Finance Corp. Caesarstone, based in Israel, is a world leader in engineered quartz slabs for kitchen countertops and other interior surfaces. The company’s products are used primarily in the renovation and remodeling markets, where they are displacing granite as the surface of choice for high-end applications. After having had success in Australia, Israel, Europe and Canada, Caesarstone in 2011 began a major push into the U.S. market, which already accounts for 40% of the company’s sales. The company is benefiting from increased turnover in the U.S. housing market, and we expect Caesarstone’s products to continue taking share from other countertop options.

NorthStar is a real-estate investment trust (REIT) that operates as a commercial real estate investment and asset-management company. It originates and acquires real-estate related debt, including distressed debt purchased at a substantial discount to the amount owed. NorthStar is benefiting from recovery in the real-estate market. Its investment portfolio has been appreciating, and the company continues to find profitable opportunities to deploy capital.

BofI Holding, Inc., the holding company for BofI Federal Bank, was another of our top contributors. The company provides Internet banking for customers in the U.S, as well as solutions that enable customers to electronically send and receive money and deposit checks. BofI specializes in jumbo and jumbo-non-conforming loans and is benefiting from improvement in the housing market and a pickup in mortgage originations. The efficiency of Internet banking is clearly a plus for BofI and its customers, and we think the company is well-situated for future growth.

Mutual-fund sponsor Virtus Investment Partners, Inc. was our best contributor for the fourth quarter of 2012 and near the top again for the first quarter of 2013. The company continues to attract investors with its distinctive, niche-type mutual funds.

Norwegian company Electromagnetic Geoservices was our biggest detractor. The company uses proprietary electromagnetic technology to provide worldwide support to oil and gas companies in their search for offshore hydrocarbons. Electromagnetic Geoservices has had a lull in its business, as a lack of contract visibility has caused investors to question whether its technology is viable. We recently reevaluated the company, and sold the Fund’s entire position (which was relatively small) subsequent to quarter-end.

Solta Medical, Inc. was another big detractor for the quarter. The company sells energy-based medical-device systems for aesthetic applications primarily in North America, the Asia Pacific, Europe and the Middle East. Its stock appears to have fallen out of favor despite a stronger U.S. economy, which typically would be expected to increase demand for aesthetic procedures and boost sales of the company’s products.

OUTLOOK

Despite somewhat stronger domestic economic data, the current U.S. recovery has been choppy and unusually slow. Even so, our portfolio companies do not require strong economic growth in order to execute and grow profitably. Generally, we think our companies can perform well in a sluggish economy in which annual GDP growth muddles along in the 1% to 3% range.

On the foreign front, we continue to work with the Wasatch International Team to seek undiscovered micro-cap companies with little or no analyst coverage. While the U.S. market tends to be better covered, small and unique companies with attractive valuations and strong growth potential are more commonly found in foreign markets. In fact, value companies that also have strong growth characteristics typically are the only investment opportunities we look at overseas — where currency risk and other factors unique to foreign investing make value turnarounds less appealing.

Thank you for the opportunity to manage your assets and for your trust.

Current	and future holdings are subject to risk.

WASATCH MICRO CAP VALUE FUND (WAMVX) — Portfolio Summary	MARCH 31, 2013

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	SINCE INCEPTION 7/28/03
Micro Cap Value	16.45%	20.68%	9.16%	11.75%
Russell Microcap® Index	12.63%	16.93%	6.68%	6.88%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.wasatchfunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2013 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Micro Cap Value Fund are 2.32%. The Net Expenses are 2.26%. The expense ratio shown elsewhere in this report may be different. Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. Net Expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees or taxes, which if reflected, would reduce the performance quoted. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in micro cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

*	Not annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets
NorthStar Realty Finance Corp.	2.3%
BofI Holding, Inc.	2.2%
Colony Financial, Inc.	2.0%
Caesarstone Sdot-Yam Ltd. (Israel)	2.0%
Arbor Realty Trust, Inc.	2.0%

Company	% of Net Assets
Interactive Intelligence Group, Inc.	1.8%
CAI International, Inc.	1.7%
DXP Enterprises, Inc.	1.6%
NagaCorp Ltd. (Cambodia)	1.6%
Encore Capital Group, Inc.	1.5%

**	As of March 31, 2013, there were 103 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. ‡Inception: July 28, 2003. The Russell Microcap Index measures the performance of the micro cap segment of the U.S. equity market. Micro cap stocks make up less than 3% of the U.S. equity market (by market capitalization) and consist of the smallest 1,000 securities in the small cap Russell 2000 Index, plus the next smallest eligible securities by market cap. You cannot invest directly in this or any index.

WASATCH SMALL CAP GROWTH FUND (WAAEX) — Management Discussion	MARCH 31, 2013

The Wasatch Small Cap Growth Fund is managed by a team of Wasatch portfolio managers led by Jeff Cardon and JB Taylor.

Jeff Cardon, CFA Portfolio Manager	JB Taylor Portfolio Manager	OVERVIEW The Wasatch Small Cap Growth Fund gained 9.11% in what was another strong quarter for the U.S. equity market. Stocks rallied throughout the quarter on signs of a firming economy and a continued outlook for low interest rates. The Russell 2000 Growth Index gained 13.21% and the Russell 2000 Index rose 12.39%.

The Fund lagged the small cap benchmarks in a market led by more speculative stocks. Though our stocks participated and generally performed well, we were not as richly rewarded as investors who took more risk. This is a natural consequence of our investment style, which focuses on what we believe are high quality companies with solid business models and consistent earnings growth. During periods of elevated risk taking, such as was observed in the first quarter, the types of stocks we favor tend to underperform because investors seek to move up the risk spectrum in search of higher returns.

Outperformance of higher risk companies is normally observed coming off a market bottom when investors perceive an upturn in economic activity. That this paradigm has materialized so late in the current market cycle is quite unusual. The higher quality stocks we favor outperformed from the March 2009 bottom until midyear 2012, a period that would typically favor riskier stocks. We believe this reversal of order is due to the severity of the financial crisis — investors were uncomfortable holding risky stocks so early in uncharted economic territory. Massive amounts of stimulus and an investing public unhappy with low returns on fixed rate securities have finally translated into the risk taking behavior we would normally have seen four years ago.

DETAILS OF THE QUARTER

Consistent with the market’s increasingly aggressive tone during the first quarter, what we consider our more dynamic, higher growth stocks were our best performers. These included Zillow, Seattle Genetics, Angie’s List, Sourcefire, and Shutterfly. By contrast, the stocks we consider to be our highest quality holdings generally struggled to keep pace. Some, such as Copart, Mednax, and Ultimate Software Group, performed roughly in line with the market. Others, such as HEICO, Hibbett Sports, and Techne, lagged the market.

The Fund’s information technology stocks made a solid contribution. Within the sector, Sourcefire’s stock performed well for the period and was one of our biggest contributors. This rapidly growing technology company sells network security software and hardware.

Health care was another sector that saw strong returns across the board. Abaxis, a maker of medical diagnostic tests, was one of our top performers for the quarter. The trend toward greater efficiency in the delivery of health care is helping the company’s business. Physicians and their assistants can use Abaxis products to rapidly diagnose and treat routine illnesses without having to send patient samples to off-site laboratories and wait for test results.

Polypore International was one of our biggest detractors for the quarter. Polypore’s filtration membrane technology is used in batteries for high growth areas of the consumer electronics market. In addition, the company has a growing and profitable line of filtration membranes sold to the health care sector for use in such products as kidney dialysis machines. We believe that the consumer electronics and health care segments of Polypore’s business largely support the stock’s current valuation. Polypore also makes filtration membranes for the lithium batteries used in electric cars. Although currently a small part of the company’s overall business, Polypore is the leader in this industry. The stock has been quite volatile, as automobile manufacturers have reported mixed success selling hybrid and all-electric vehicles. We believe automobile electrification is an inevitable step in our nation’s journey toward energy independence, and we are therefore willing to bear the volatility associated with this kind of emerging technology.

Fusion-io, Inc. is a lower weight position that fell sharply and was also a large detractor. The company specializes in solid-state memory technology that is disruptive to traditional hard disk drive storage architectures. This kind of disruptive technology is always accompanied by extreme competition from incumbents fighting a losing battle as well as from emerging companies jockeying for position in a very large potential market.

OUTLOOK

If the U.S. were a company, it could be said that the income statement is beginning to show improvement. However, the country’s debt-laden balance sheet remains very poor. The modest growth that’s been achieved in recent years has, in a very real sense, been “purchased” through the accumulation of debt. Of course, there is a limit to how far this strategy can be taken, and policymakers in Washington are struggling to define the boundaries of that limit.

Our view, therefore, is that U.S. economic growth is gaining momentum yet our expectations are for less-than-normal long run economic growth. Stock market valuations, while not excessively rich, are not as attractive as they had been. While risky stocks are currently leading the market, over the long run we believe our style of investing in high quality companies that have the potential to double earnings every five years makes sense in a subdued economic environment.

Thank you for the opportunity to manage your assets.

Current	and future holdings are subject to risk.

WASATCH SMALL CAP GROWTH FUND (WAAEX) — Portfolio Summary	MARCH 31, 2013

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	10 YEARS
Small Cap Growth	10.05%	11.73%	11.22%	11.30%
Russell 2000® Growth Index	13.71%	14.52%	9.04%	11.61%
Russell 2000® Index	14.48%	16.30%	8.24%	11.52%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.wasatchfunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2013 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Small Cap Growth Fund are 1.26%. The expense ratio shown elsewhere in this report may be different. Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees or taxes, which if reflected, would reduce the performance quoted. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

*	Not annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets
Knight Transportation, Inc.	3.7%
Ultimate Software Group, Inc.	3.5%
Power Integrations, Inc.	2.6%
MSC Industrial Direct Co., Inc., Class A	2.3%
Wirecard AG (Germany)	2.1%

Company	% of Net Assets
Life Time Fitness, Inc.	2.1%
Seattle Genetics Inc.	1.9%
Copart, Inc.	1.9%
Syntel, Inc.	1.8%
Tetra Tech, Inc.	1.8%

**	As of March 31, 2013, there were 88 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. The Russell 2000 Growth Index is an unmanaged total return index that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry as accurately capturing the universe of small company stocks. You cannot invest directly in these or any indices.

WASATCH SMALL CAP VALUE FUND (WMCVX / WICVX) — Management Discussion	MARCH 31, 2013

The Wasatch Small Cap Value Fund is managed by a team of Wasatch portfolio managers led by Jim Larkins.

Jim Larkins, MBA Portfolio Manager

OVERVIEW

The year began on a strong note for the stock market, as investors and businesses alike reacted positively to improved clarity regarding the political environment. Throughout the latter half of 2012, lack of visibility regarding the election outcome and federal tax policy helped put a lid on business sentiment. The resolution of these issues boosted confidence and prompted corporations to get “back to business.” This positive shift, in combination with modestly improving economic growth and continued accommodation from the U.S. Federal Reserve (Fed), helped fuel a rally of 11.63% in the benchmark, the Russell 2000 Value Index. The Wasatch Small Cap Value Fund — Investor Class returned 10.20% in the first quarter.

DETAILS OF THE QUARTER

We employ a unique approach in that we divide the universe of small cap value stocks into three categories:

•	Fallen Angels — fundamentally sound, growing companies whose stocks have temporarily slid into value territory
•	Undiscovered Gems — companies whose current valuations do not reflect what we believe is their true value
•	Quality Value — stocks that possess traditional value characteristics but have a specific quality that sets them apart — such as an exceptional business model or strong balance sheet and cash flow.

Undiscovered Gems were the Fund’s best performing group during the quarter, led by Copart, Inc. and DXP Enterprises, Inc. Copart operates a stable business as the country’s leading auction company for wrecked cars. The company’s expansion into international markets gives us confidence that the stock can still be a multi-year story. DXP, a newer holding, distributes replacement parts to the industrial and energy markets. We purchased the stock on the belief that it would be a prime long-run beneficiary of the resurgence in North American drilling and oil production, and this began to be reflected in DXP’s stock price during the quarter.

We see the North American drilling story as a powerful long-term theme not just for DXP, but also for a number of small cap companies positioned to benefit from rising domestic energy production, including Flotek Industries, Inc., Patterson-UTI Energy, Inc. and CARBO Ceramics, Inc. The common theme among these companies is that they don’t drill for oil and gas themselves, but they provide services and equipment to companies that do — a powerful “pick and shovel” model that we believe has the potential to fuel longer-term growth as drilling activity rises. We also own two drillers, Ultra Petroleum Corp. and Northern Oil and Gas, Inc. Northern is a “Quality Value” stock that detracted from first quarter performance after the company was challenged with higher expenses. We continue to hold the stock on the belief that the company is effectively managing the higher costs.

Our “Fallen Angel” strategy generally underperformed our expectations during the quarter. The stocks in this group are in various stages of recovery from internal stumbles or broader industry downturns. A number of consumer stocks in the Fallen Angel category struggled due to investor concerns about consumer spending given the tax increase, persistently high unemployment and budget cuts. For instance, Chico’s FAS, Inc. and rue21, Inc. underperformed the Index during the quarter even though they have delivered consistent fundamental improvements. Two other underperformers, Skullcandy, Inc. and Body Central Corp., struggled with product/fashion challenges and management changes. We exited our position in Skullcandy due to continued competition and the departure of the CEO.

On the plus side, we benefited from the Fallen Angel USANA Health Sciences, Inc., a multi-level marketing company whose stock was hit hard amid the high-profile controversy surrounding Herbalife* earlier in the quarter. We have followed USANA for many years, so we were prepared to take advantage of this sell-off by establishing a position at a discounted price. The stock subsequently rebounded more than 30%, and finished the period as one of the Fund’s top contributors.

Quality Value names were solid performers in the quarter, led by new holding Arbor Realty Trust, Inc. We purchased Arbor late in 2012 after seeing improved results from a management team that we have known for almost a decade. Beacon Roofing Supply, Inc. also gained ground as the demand for roofing materials rebounded in conjunction with the recovery in the housing market.

OUTLOOK

The strong return of the U.S. stock market in the first quarter likely indicates that performance will be somewhat muted through the end of the year. Still, all of the factors that propelled the market higher in the first quarter — easy Fed policy, modest economic growth and healthy corporate earnings — should continue to provide support in the months ahead.

A more important consideration for us is that the small cap space continues to offer a wealth of opportunities for value-oriented investors. An important attribute of the asset class is that individual stock performance tends to be driven more by company-level developments than by broader, macroeconomic factors, which creates a steady inflow of new companies into our Fallen Angel and Quality Value categories. As always, we devote our efforts to researching such companies to identify whether they meet our strict criteria for inclusion in the Fund — a disciplined approach that we believe has the potential to translate into strong results over the long term.

Thank you for the opportunity to manage your assets.

*	As of March 31, 2013, the Wasatch Small Cap Value Fund did not hold Herbalife Ltd.

Current and future holdings are subject to risk.

WASATCH SMALL CAP VALUE FUND (WMCVX / WICVX) — Portfolio Summary	MARCH 31, 2013

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	10 YEARS
Small Cap Value (WMCVX) — Investor	16.27%	15.36%	6.33%	11.06%
Small Cap Value (WICVX) — Institutional	16.23%	15.32%	6.37%	11.08%
Russell 2000® Value Index	15.23%	18.09%	7.29%	11.29%
Russell 2000® Index	14.48%	16.30%	8.24%	11.52%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.wasatchfunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2013 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Small Cap Value Fund are Investor Class — 1.29% / Institutional Class — Gross: 1.66%, Net: 1.15%. The expense ratio shown elsewhere in this report may be different. Net Expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees or taxes, which if reflected, would reduce the performance quoted. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 1/31/2012 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 1/31/2012 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

*	Not annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets
Copart, Inc.	3.7%
Polypore International, Inc.	3.3%
ICON plc ADR (Ireland)	2.7%
Yes Bank Ltd. (India)	2.5%
Portfolio Recovery Associates, Inc.	2.4%

Company	% of Net Assets
Questcor Pharmaceuticals, Inc.	2.4%
HEICO Corp., Class A	2.3%
Ensign Group, Inc. (The)	2.3%
DFC Global Corp.	2.3%
Sketchers U.S.A., Inc., Class A	2.2%

**	As of March 31, 2013, there were 61 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry as accurately capturing the universe of small company stocks. You cannot invest directly in these or any indices.

WASATCH STRATEGIC INCOME FUND (WASIX) — Management Discussion	MARCH 31, 2013

The Wasatch Strategic Income Fund is managed by a team of Wasatch portfolio managers led by Sam Stewart.

Samuel S. Stewart, Jr. PhD, CFA Portfolio Manager

OVERVIEW

The total return for the Wasatch Strategic Income Fund during the first quarter was an unexpectedly robust 12.87%. This is a sizable return in a very short period of time. Further, this return was on top of an 11.29% gain during 2012. While we are happy to receive such a reward, we are highly skeptical that this level of performance can continue.

For comparison purposes, our S&P 500 Index benchmark returned 10.61%

for the quarter while bond returns, as reflected by the Barclays Capital U.S. Aggregate Bond Index, were relatively flat. For the past 12 months, the Fund similarly outperformed both of these benchmarks, besting the 13.96% return of the S&P 500 by almost one percentage point and the 3.77% return of the bond benchmark by over 11 percentage points.

Rather than glory in this higher-than-expected performance, we are looking for any and all ways to reduce the risk of the Fund in an attempt to avoid losing what we have attained.

DETAILS OF THE QUARTER

This has been a particularly satisfying quarter as some of the tough decisions we made in the past bore fruit during the last three months.

As you may recall Herbalife Ltd., a direct marketer of health supplements, suffered a large price decline due to two successive attacks by short sellers, one during the first half of 2012 and the other just before year-end. As a result of these attacks, the stock price fell from over $70 to nearly $24 and closed the year at about $33. We studied the short sellers’ arguments carefully to see if we could discover anything amiss in our positive view of the company. As we could find no substance to these arguments, we decided to add to our holdings as the stock declined, including buying more near the bottom. While the short sellers remain active, Herbalife reported a strong fourth quarter. The stock rose to above $46, before closing the first quarter at about $37, which added approximately one percentage point to our quarterly return. While our holdings are still underwater, we continue to believe that Herbalife has a solid business, which is selling for less than eight times next year’s earnings.

The story of our holding in Best Buy Co., Inc. is somewhat similar. Early in 2012, Best Buy’s stock was selling for over $27. During the year, the price declined steadily to close the year at about $12. Investors worried (and the company’s results seemed to reflect) that shoppers were using Best Buy stores as a showroom to check out the products they were interested in, but then buying online to take advantage of greater convenience and lower prices. We not only made the decision to hold on to Best Buy, but we also continued to add to our position as the price became more attractive. Our rationale for doing so was two-fold. First, Apple has demonstrated the tremendous value of having an actual store for customers to enjoy a hands-on experience with products they are considering. Other consumer-electronics manufacturers (Samsung, Motorola, etc.) generally rely on Best Buy and other stores to provide their customers with a hands-on experience. Because Best Buy is actually a key partner in their supply chain, manufacturers need to support its efforts to stay in business. Second, during the year, new management with experience in corporate turnarounds came to Best Buy. We believe they will be successful. As results were reported during the quarter, investors became more optimistic that the company would survive and marked its stock price up to about $22.

In reaction to the Strategic Income Fund’s strong return for the first quarter, our response has been aimed at reducing risk. To paraphrase Ben Stein, “If something is too good to be true, it isn’t true.” Were we market timers, it would be tempting to stand aside and hold cash for the remainder of the year, declaring that the almost 13% we earned during the quarter was a perfectly adequate return for the entire year. As the old saying goes, “Bulls make money, bears make money, but pigs get slaughtered.”

We believe the most important way of containing risk is to simply do our jobs well — pay fair prices for stocks in companies that have both the willingness and ability to pay a growing stream of dividends.

OUTLOOK

The Federal Reserve and central bankers around the globe have been holding interest rates on government debt artificially low with the goal of driving up asset prices. Ultimately, another goal of these artificially low rates is to stimulate the global economy. Judging by the prices of assets (including stocks), low rates seem to have accomplished the first goal. Unfortunately, regarding the second goal, the economy has yet to respond robustly. Our outlook is colored by the fact that artificially high stock prices don’t bode well for future returns. Just the opposite, in fact. So we have been relatively quick in taking our gains and trying to limit our losses. We continually examine the Fund’s portfolio with the goal of finding ways to limit risk.

Thank you for the opportunity to invest your assets.

Current and future holdings are subject to risk.

WASATCH STRATEGIC INCOME FUND (WASIX) — Portfolio Summary	MARCH 31, 2013

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	SINCE INCEPTION 2/1/06
Strategic Income	12.83%	14.93%	6.72%	6.15%
S&P 500 Index	10.19%	13.96%	5.81%	5.12%
Barclays Capital U.S. Aggregate Bond Index	0.09%	3.77%	5.47%	5.70%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.wasatchfunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2013 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Strategic Income Fund are 1.23%. The Net Expenses are 1.04%. The expense ratio shown elsewhere in this report may be different. Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. Net Expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees or taxes, which if reflected, would reduce the performance quoted. For more complete information including charges, risks and expenses, read the prospectus carefully.

The Fund has a concentration in the financials sector. Investing in concentrated funds can be more volatile and loss of principal could be greater than investing in more diversified funds. The financials sector can be significantly affected by various market factors, including the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition.

With respect to the Fund’s assets invested in fixed income securities, you are subject, but not limited to, the same interest rate, inflation and credit risk associated with the underlying fixed-income securities owned by the Fund. Return of principal is not guaranteed. Equity investing involves risks, including potential loss of the principal amount invested. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

*	Not annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets
Capital One Financial Corp.	6.0%
Herbalife Ltd.	4.5%
Walgreen Co.	4.3%
CapitalSource, Inc.	4.2%
Best Buy Co., Inc.	4.1%

Company	% of Net Assets
NorthStar Realty Finance Corp.	4.0%
Visa, Inc., Class A	3.9%
Canadian National Railway Co. (Canada)	3.9%
Colony Financial, Inc.	3.8%
MasterCard, Inc., Class A	3.7%

**	As of March 31, 2013, there were 36 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. ‡Inception: February 1, 2006. The S&P 500 Index represents 500 of the United States’ largest stocks from a broad variety of industries. The Index is unmanaged but is a commonly used measure of common stock total return performance. The Barclays Capital U.S. Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, including government and corporate securities, agency mortgage pass-through securities, and asset-backed securities. To be included in the index the security must meet the following criteria: must have at least one year to final maturity, regardless of call features; must have at least $100 million par amount outstanding; must be rated investment grade or better by Moody’s Investors Service, Standard & Poor’s, or Fitch Investor’s Service; must be fixed rate, although it can carry a coupon that steps up or changes to a predetermined schedule; must be dollar-denominated and nonconvertible. All corporate and asset-backed securities must be registered with the SEC and must be publicly issued. You cannot invest directly in these or any indices.

WASATCH ULTRA GROWTH FUND (WAMCX) — Management Discussion	MARCH 31, 2013

The Wasatch Ultra Growth Fund is managed by a team of Wasatch portfolio managers led by Paul Lambert and John Malooly.

Paul Lambert Portfolio Manager	John Malooly, CFA Portfolio Manager	OVERVIEW For the first quarter of 2013, the Wasatch Ultra Growth Fund posted a gain of 8.62% and lagged the Russell 2000 Growth Index, which rose 13.21%. U.S. equity markets rallied strongly as signs of a firming U.S. housing market helped boost stocks against a backdrop of accommodative Federal Reserve (Fed) policy and low inflation.

The U.S. economic picture continues to be one in which gross domestic product (GDP) growth averages between 2% and 3%, as high debt burdens tend to dampen spending by governments and households. In our view, the question to be answered is whether the stock market is being lifted by a broad-based recovery across autos, housing, employment and other key areas of the economy, or whether stocks are rising due to yet another bubble engineered by the Fed. As bottom-up managers, we have no intention of trying to position the Fund based on the outcome (whatever it may be) and instead remain focused on investing in interesting, rapidly growing companies that are disrupting their industries and taking market share away from competitors.

DETAILS OF THE QUARTER

Two of our best-performing stocks for the first quarter were SciQuest and Interactive Intelligence Group. SciQuest provides cloud-based, on-demand strategic procurement and supplier management solutions to help customers reduce costs by managing their suppliers, contracts, purchases and payments. SciQuest has been making significant investments in sales and marketing and has built out its product portfolio. These initiatives have been paying off and the company’s organic growth rate has been accelerating.

Interactive Intelligence provides communications and workflow management software for contact centers. The company is transitioning from an on-premise to a cloud-based solution, and is rolling out a second cloud-based solution targeting small and mid-size businesses. Interactive Intelligence’s cash flow looks good, as do bookings and revenues.

Cardiovascular Systems is a rapidly growing medical-device company that was another one of our best performers. The company develops and sells products for the removal of hard plaque and calcium deposits from leg arteries in minimally invasive procedures. Cardiovascular Systems serves a previously unmet medical need that allows a significant percentage of vascular-disease patients to avoid amputation. The company is shifting to a new battery-powered product that is simpler, less expensive and easier to use.

Polypore International was our biggest detractor in the first quarter. Polypore makes filtration membranes used in batteries, including the lead-acid batteries used in conventional automobiles and the lithium-ion batteries used in consumer electronics and electric cars. In addition, the company has a growing and profitable business selling high-technology filters to the health care sector for use in such products as kidney dialysis machines. We believe the conventional-automobile and rapidly growing consumer-electronics battery segments of Polypore’s business, together with its health care segment, largely support the stock’s current valuation. While the stock declined in the first quarter amid uncertainty about the timing for meaningful adoption of electric cars, we believe the inevitability of automobile electrification and Polypore’s leadership position in the membrane-filtration industry justify a positive long-term outlook for the company and the stock.

Riverbed Technology and DFC Global also were big detractors. Riverbed historically has been one of the fastest-growing tech companies, as its technology allows data to travel much more efficiently across computer networks, especially to remote areas of the network. The company has done so well that it has captured over 50% of the market. However, market-share gains have diminished as the company has become larger. This trend has resulted in slower growth rates.

DFC Global is a retail finance company providing services to consumers who typically do not have bank accounts. The company has significant exposure in the United Kingdom (U.K.) and Canada. Approximately 50% of DFC’s revenues are derived from the U.K., which is experiencing a changing regulatory environment. Amid the uncertainty, the company has slowed its growth and is adjusting to new rules.

OUTLOOK

Unresolved concerns resulting primarily from high levels of debt are likely to persist for some time. The U.S. fiscal cliff has not been fully resolved, and the issues of federal spending and taxation are likely to remain at center stage until policymakers demonstrate greater willingness to come to grips with them. Europe shares many of the same problems as the U.S., and the situation there is being compounded by recession. China appears to have escaped a hard landing, at least for now. Although the numbers are not impressive, the Chinese economy appears to be picking up.

Meanwhile, the U.S. housing sector clearly is one of the biggest barometers of future economic activity. The Fed has targeted this sector in its attempt to get the economy moving, and the Fed’s extraordinary efforts appear to be gaining traction. Building products and home goods have shown strength in recent quarters, and the question now is whether or not the recovery has achieved enough momentum to become self-perpetuating. Artificially low interest rates have pulled demand forward and boosted the stock market — it now remains to be seen if this will become a sustainable economic recovery.

Thank you for the opportunity to manage your assets and for your trust.

Current	and future holdings are subject to risk.

WASATCH ULTRA GROWTH FUND (WAMCX) — Portfolio Summary	MARCH 31, 2013

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	10 YEARS
Ultra Growth	8.61%	7.15%	6.41%	8.11%
Russell 2000® Growth Index	13.71%	14.52%	9.04%	11.61%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.wasatchfunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2013 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Ultra Growth Fund are 1.52%. The expense ratio shown elsewhere in this report may be different. Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees or taxes, which if reflected, would reduce the performance quoted. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

*	Not annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets
Polypore International, Inc.	3.4%
Yes Bank Ltd. (India)	2.8%
Greenspring Global Partners II-B, L.P.	2.8%
DFC Global Corp.	2.4%
Tangoe, Inc.	2.4%

Company	% of Net Assets
SEI Investments Co.	2.1%
IDEX Corp.	2.1%
Waste Connections, Inc.	2.0%
Cognizant Technology Solutions Corp., Class A	2.0%
Ultimate Software Group, Inc.	1.9%

**	As of March 31, 2013, there were 99 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. The Russell 2000 Growth Index is an unmanaged total return index that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. You cannot invest directly in these or any indices.

WASATCH WORLD INNOVATORS FUND (WAGTX) — Management Discussion	MARCH 31, 2013

The Wasatch World Innovators Fund is managed by a team of Wasatch portfolio managers led by Sam Stewart and Josh Stewart.

Samuel S. Stewart, Jr. PhD, CFA Portfolio Manager	Josh Stewart Portfolio Manager

OVERVIEW

The Wasatch World Innovators Fund gained 8.42% in the first quarter, beating the 6.90% return of its benchmark, the MSCI All Country World Investable Market Index.

The key fundamental metrics we

track when comparing the Fund’s portfolio to the benchmark are sales growth and earnings per share (EPS) growth. We think a portfolio of true World Innovators should excel on these metrics because an innovator’s dramatically better products and services should fuel rapid market share gains, which in turn should translate into sales growth well above the growth rate of the average company. Furthermore, we expect that an innovator’s business model should benefit from scale economies that enable its earnings growth to outpace its sales growth. Our portfolio’s median sales and EPS annual growth rates in the most recent quarter were 13.7% and 9.0%, respectively.

We are concerned, however, that the EPS of our holdings grew more slowly than their sales for the second consecutive quarter. We have done some research to determine why our portfolio companies’ margins are down, and we think this short-term development is mostly transitional as companies move from defensive cash-conservation strategies — a legacy of the financial crisis — to more aggressive investment and growth plans. In other words, the under-investment from 2009 to 2010 resulted in peak margins in the earlier stages of the global economy’s recovery, but as growth has accelerated, renewed hiring and investment are dragging on margins. Nevertheless, we will be especially focused on the direction the margins of our companies are heading in the coming quarters.

DETAILS OF THE QUARTER

Perhaps the most satisfying result of the first quarter was the strong performance of Herbalife, a direct marketer of health supplements that was the Fund’s top contributor. Herbalife provided some unwelcome excitement to the Fund’s previous quarter as the stock was subjected to its second well-publicized attack from short sellers (i.e., those that bet against a stock) in 2012. This time, the imbroglio was dragged into the spotlight at the hands of Bill Ackman and Carl Icahn, two of the country’s most famous hedge fund managers. Ackman has a large short position while Icahn has a big long position, and the two men proceeded to publicly argue their views on Herbalife, with lots of personal jabs included to enhance the dramatic effect.

We studied the short sellers’ arguments to see if we could discover anything amiss in our positive view of Herbalife. Finding no substance to these arguments, we decided to add to our holdings as the stock declined during 2012. While the short sellers remain active, Herbalife reported strong December financial results, at which point we sold a portion of our shares. We continue to hold Herbalife on the belief that it has a solid business that can be bought for what we consider to be a more-than-reasonable eight times next year’s earnings.

IntercontinentalExchange was the Fund’s second-largest contributor. This investment reflects our attempt to gain more exposure to financials, usually considered a commoditized sector with little innovation. Our dilemma in selecting financial stocks is the difficulty of finding those that offer meaningful innovation. The primary reason we wanted to add exposure is that the performance of financials tends to have a distinct negative correlation with the performance of information technology stocks, a sector in which we are perpetually above market-weight due to the abundance of innovative companies. Some of IntercontinentalExchange’s strong performance during the quarter was driven by its bid to acquire NYSE Euronext* (operator of the New York Stock Exchange). Investors gained confidence that the company’s management of the NYSE would prove to be more effective than the existing management.

On the other side of the ledger, our largest detractor for the quarter was Apple. While we made a good decision to trim Apple on the belief that the enthusiasm surrounding the successful launch of the iPhone 5 was overdone, the magnitude of our trade was small in comparison with the size of our position. We maintained this position because we remain confident in our basic thesis that Apple is the premier consumer electronics company and that it is gaining ever more share among corporate users. Additionally, we think being able to buy Apple’s stock at nine to 10 times trailing earnings is a great price to pay in order to own this premier global brand, especially in light of its large cash balance.

OUTLOOK

With global economic reports surprisingly positive during the past quarter and year, anchored by the performance of the United States, stock markets have fared well. We are glad the Fund has slightly outpaced the bull market in light of our substantial overweight in the information technology sector, which along with energy and materials has been a weak spot within the benchmark. We believe we were able to achieve this result with good stock picking, a testament to the merits of owning companies we consider to be World Innovators.

Thank you for the opportunity to manage your assets.

*	As of March 31, 2013, the Wasatch World Innovators Fund was not invested in NYSE Euronext.

Current and future holdings are subject to risk.

WASATCH WORLD INNOVATORS FUND (WAGTX) — Portfolio Summary	MARCH 31, 2013

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	10 YEARS
World Innovators	8.25%	11.12%	11.27%	12.36%
MSCI AC World IMI	10.10%	10.95%	2.58%	9.87%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.wasatchfunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2013 prospectus, the Total Annual Fund Operating Expenses for the Wasatch World Innovators Fund are 1.87%. The expense ratio shown elsewhere in this report may be different. Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees or taxes, which if reflected, would reduce the performance quoted. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in concentrated funds will be more volatile and loss of principal could be greater than investing in more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

*	Not annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets
Apple, Inc.	5.9%
eBay, Inc.	5.6%
Google, Inc., Class A	4.3%
DiaSorin S.p.A. (Italy)	3.9%
MasterCard, Inc., Class A	3.1%

Company	% of Net Assets
Herbalife Ltd.	2.9%
DIRECTV	2.8%
Visa, Inc., Class A	2.7%
Myriad Genetics, Inc.	2.6%
Check Point Software Technologies Ltd. (Israel)	2.6%

**As	of March 31, 2013, there were 57 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. The MSCI All Country World Investable Market Index (AC World IMI) is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of large, mid, and small cap companies across developed and emerging markets throughout the world. You cannot invest directly in this or any index.

WASATCH-1ST SOURCE INCOME FUND (FMEQX) — Management Discussion	MARCH 31, 2013

Paul W. Gifford, CFA Portfolio Manager

OVERVIEW

The Fund returned 0.26% during the first quarter and matched the performance of the Barclays Capital U.S. Intermediate Government/Credit Bond Index. Most of the Fund’s quarterly performance came from improvement in the yields of non-Treasury bonds. Riskier credits and assets continue to be supported by the Federal Reserve’s monetary policy of low interest rates and asset purchases.

U.S. economic growth was essentially flat in the fourth quarter of 2012. But in the first quarter of 2013, the economy showed some signs of growth returning to near 2%. House prices continued to be a bright spot for the Federal Reserve (Fed), banks and especially consumers. Despite high unemployment, stagnant wages, and increased payroll taxes, consumers have been spending. Home price appreciation can factor into consumer’s propensity to spend even if they are not tapping the equity in their homes.

Persistent economic growth has many observers wondering how much longer extraordinary monetary policy accommodation will be necessary. Chairman Ben Bernanke restated the Fed’s position of continuing to buy bonds until the economy can sustainably grow on its own.

During the past few months, the U.S. investment markets have had to manage through three significant U.S. government-induced hurdles — the fiscal cliff, budget cuts and fiscal year funding. The first two were small down payments on improving the country’s trillion-dollar deficit and the third keeps the government open through its fiscal year-end in September. Tax increases and spending cuts could lower the deficit by $147 billion per year. It now seems likely that the U.S. deficit will be less than a trillion dollars at the close of the fiscal year, which will end a record four consecutive years of deficits of that size. While that is good news and the bond markets have shown no concern about the credit quality of the U.S., legislators still need to address unsustainable imbalances in Social Security, Medicare and Medicaid — which, in the coming five years, will more than offset all of the recent budget improvements.

Three signs of consumers’ improving financial health are auto and home sales and employment numbers. The auto industry has experienced a renaissance with Chrysler, General Motors and Ford posting improved sales and strong profits. Home prices, sales and starts have seen modest improvements after a persistent downward slide over the past five years. Case/Shiller, a firm that measures home prices nationwide, reported that for the quarter ended December 31, 2012 the average price of a home in the U.S. improved by 6.8% year-over-year, marking the third consecutive quarterly increase for the first time since 2006. Home sales also continued to improve and are back to an average of five million per year. Data for housing starts show improvement in the rate of homes being built to nearly one million per year after falling below 600,000 in 2009. The improvement in housing has been directly driven by the

Fed’s monetary policy of keeping interest rates low by buying mortgage-backed securities. Several other government programs, such as HARP (Home Affordable Refinance Program), are also helping by allowing homeowners who owe more than the current value of their homes to lower their monthly payments. This has kept many homes from going into foreclosure, and has limited the housing supply thus helping pricing.

Our current strategy of underweighting U.S. Treasury securities and interest rate risk in the Fund is still in place. The Fund currently has about 10% of its assets in Treasuries, well below the Index weight of 64%. The Fund is overweight relative to the Index in government agency bonds, mortgage-backed securities and credit markets. The Fund’s effective duration is 3.3 years, unchanged from last quarter and is 84% of the benchmark’s duration.

Corporate earnings were solid in the first quarter and, as a group, corporations’ credit characteristics appear strong. We have been comfortable with the Fund’s modest exposure to BBB-rated bonds. The Fund is overweight in A-rated bonds at 27% of the portfolio versus 14% in the Index. JP Morgan, Morgan Stanley and Comcast are examples of A-rated bonds bought during the quarter.*

The Fund’s exposure to mortgage-backed securities has been little changed. In the last several months, various government agencies and programs have made refinancing more attractive to borrowers. We have recently made a couple of trades to offset the potential for mortgage prepayments as homeowners refinance. We have also had to consider the risk that eventually interest rates will rise and slow prepayments. This conundrum is why we have not added to our weighting in these securities.

Thank you for allowing us the opportunity to be a trusted advisor for you.

*	A credit rating is an assessment of the credit worthiness of individuals and corporations. It is based upon the history of borrowing and repayment, as well as the availability of assets and extent of liabilities. Ratings are issued by S&P or Moody’s and typically range from AAA (highest) to D (lowest). The credit quality of the investments in the Fund’s portfolio does not apply to the safety or stability of the Fund. Ratings and portfolio credit quality may change over time. Unrated securities do not necessarily indicate low quality. The Fund itself has not been rated by an independent rating agency. For information on the rating agency’s methodology visit: http://www.standardandpoors.com/home/en/us and http://www.moodys.com.

WASATCH-1ST SOURCE INCOME FUND (FMEQX) — Portfolio Summary	MARCH 31, 2013

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	10 YEARS
Income	0.29%	2.54%	3.62%	3.41%
Barclays Capital U.S. Intermediate Government/Credit Bond Index	0.61%	3.53%	4.61%	4.49%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.wasatchfunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2013 prospectus, the Total Annual Fund Operating Expenses for the Wasatch-1st Source Income Fund are 0.71%. The expense ratio shown elsewhere in this report may be different. Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”). See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees or taxes, which if reflected, would reduce the performance quoted. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investments in fixed income funds are subject to the same interest rate, inflation, credit and other risks associated with the underlying bonds. Return of principal is not guaranteed.

*	Not annualized.

TOP 10 HOLDINGS**

Holding	Maturity Date	% of Net Assets
U.S. Treasury Note, 3.625%	8/15/19	4.9%
U.S. Treasury Note, 3.250%	12/31/16	3.4%
General Electric Capital Corp., MTN, 5.400%	2/15/17	2.0%
Federal National Mortgage Assoc., 2.625%	11/20/14	1.7%
Government National Mortgage Assoc., Series 2012-94, Class GA, 2.500%	5/20/40	1.7%

Holding	Maturity Date	% of Net Assets
Federal Home Loan Mortgage Corp., 2.500%	5/27/16	1.6%
Federal National Mortgage Assoc., 4.875%	12/15/16	1.6%
Federal Home Loan Mortgage Corp., MTN, 2.000%	10/22/21	1.5%
Federal Home Loan Bank, Series 0000, 1.500%	11/8/22	1.5%
Citibank Credit Card Issuance Trust, Series 2007-A8, Class A8, 5.650%	9/20/19	1.3%

**	As of March 31, 2013, there were 165 holdings in the Fund. Repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

INVESTMENTS & CASH

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. The Barclays Capital U.S. Intermediate Government/Credit Bond Index is an unmanaged index considered representative of the performance of government and corporate bonds with maturities of less than 10 years. You cannot invest directly in this or any index.

WASATCH-HOISINGTON U.S. TREASURY FUND (WHOSX) — Management Discussion	MARCH 31, 2013

Van R. Hoisington Portfolio Manager

OVERVIEW

In the first six months of the current fiscal year, economic growth was very erratic and below the threshold needed to boost job creation. The average monthly increase in payroll jobs was 168,000 in the first quarter, down from 208,000 in fourth quarter and 262,000 per month in the first quarter of 2012. The first quarter job numbers still have very favorable seasonal factors as a result of the 2008 to 2009 recession.

Thus, the numbers are even worse than they seem. But taken at face value, 120,000 fewer jobs were added than in the fourth quarter of 2012 and almost 300,000 fewer than the first quarter of 2012. Household employment fell from October through March and the average increase in the past 12 months was only 105,000 per month. Many of these jobs were part-time and at very low pay. In the first quarter of 2012, manufacturing jobs rose 113,000 versus a minimal rise this year and a small decline in March. Not surprisingly, consumer spending contracted as the first quarter ended and consumer confidence measures slumped to recessionary levels.

Not taking into account a 2% hike in payroll taxes, March average hourly earnings were up just 1.8% year-over-year. Even though inflation was minimal, wage earners’ income fell further in the first quarter. Huge numbers of people continued to drop out of the labor market, with the labor force participation rate at the lowest level since 1979 — a stark indication of how discouraged the unemployed are at the possibility of being able to find work.

DETAILS OF THE QUARTER

The Wasatch-Hoisington Treasury Fund registered a return of -3.84% in the first quarter of 2013, compared to -0.12% for the Barclays Capital U.S. Aggregate Bond Index. In spite of erratic business conditions and poor labor markets, the 30-year U.S. Treasury bond yield rose slightly, closing the quarter at 3.06% compared with 2.95% on the final day of 2012. This resulted in a negative return for the Fund in the first quarter due to the Fund’s focus on long-term Treasury bonds, which fall in price when yields rise.

Yields rose in the first calendar quarter in each of the past four years. We attribute this increase to typical seasonal volatility that occurs early in the year. Seasonally, interest rates are usually at their yearly highs between late February and mid-May. In fact, in 15 of the last 21 years the 30-year Treasury bond yield has peaked in the first half of the year. Inflationary conditions, the key long-run determinant of Treasury bond yields, continued to moderate in the first quarter, as commodity prices fell and the dollar rose in the foreign currency markets.

Over the past year the Fund performed extremely well, posting a 7.44% increase versus just 3.77% for the Index. On the last trading day of the first quarter in 2012, the 30-year Treasury bond yield stood at 3.34%. While yields rose in the quarter, they decreased over the past 12 months.

Over the latest 3-, 5- and 10-year intervals, the Fund posted compound annual returns of 15.36%, 9.69% and 8.22%. These returns exceeded the performance of the Index for each period.

OUTLOOK

Our present economic situation is nearly unparalleled in American economic history. The 1.8% average rise in gross domestic product (GDP) in the 13 years of this century was less than half the 3.8% GDP growth rate since 1790. Only growth in the 1930s was less than in the 2000s. The slowing expansion over the past five years points to the counterproductive influences of the U.S. Federal Reserve’s (Fed’s) unprecedented balance-sheet explosion. These efforts have slowed real income growth and exacerbated the wealth and income divide. Another major problem that has contributed to such lost potential is extreme over-indebtedness.

Credible academic research indicates that economies lose considerable growth when government debt exceeds 90% to 100% of GDP and private debt rises above 160% to 175% of GDP. Countries that comprise 75% of global GDP have already met these conditions. The financial and other markets do not seem to reflect the reality of subdued growth and a declining standard of living. Stock prices are high, or at least back to levels reached more than a decade ago, and bond yields contain a significant inflationary expectations premium. Stock and commodity prices have risen in concert with the announcement of QE1, QE2 and QE3. Theoretically, as well as from a long-term historical perspective, such a link between an expansion of the Fed’s balance sheet and these markets is lacking. Over the short run, psychology or irrational market behavior can override such fundamentals. This suggests that when expectations shift from inflation to deflation, irrational behavior might adjust risk asset prices significantly. Such signs that a shift is beginning can be viewed in the commodity markets where the Commodity Research Bureau (CRB) Index peaked about two years ago at 691, but now stands at 551, a 20% decline despite massive Fed balance-sheet expansion. The ability of the Fed to arrest a downside irrational move in risk assets may be limited. Non-risk assets such as U.S. Treasuries, which are backed by the full faith and credit of the U.S. government and are viewed as carrying minimal credit risk, have the potential to benefit from such a shift in perception.

We appreciate your investment in the Wasatch-Hoisington U.S. Treasury Fund.

WASATCH-HOISINGTON U.S. TREASURY FUND (WHOSX) — Portfolio Summary	MARCH 31, 2013

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	10 YEARS
U.S. Treasury	-5.09%	7.44%	9.69%	8.22%
Barclays Capital U.S. Aggregate Bond Index	0.09%	3.77%	5.47%	5.02%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.wasatchfunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2013 prospectus, the Total Annual Fund Operating Expenses for the Wasatch-Hoisington U.S. Treasury Fund are 0.72%. The expense ratio shown elsewhere in this report may be different. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees or taxes, which if reflected, would reduce the performance quoted. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investments in fixed income funds are subject to the same interest rate, inflation, credit and other risks associated with the underlying bonds. Return of principal is not guaranteed.

*	Not annualized.

TOP 10 HOLDINGS**

Holding	Maturity Date	% of Net Assets
U.S. Treasury Strip, principal only	2/15/31	12.8%
U.S. Treasury Strip, principal only	5/15/30	12.2%
U.S. Treasury Bond, 3.125%	11/15/41	11.6%
U.S. Treasury Strip, principal only	2/15/37	10.5%
U.S. Treasury Strip, principal only	5/15/39	6.2%

Holding	Maturity Date	% of Net Assets
U.S. Treasury Bond, 4.500%	5/15/38	5.3%
U.S. Treasury Bond, 2.750%	11/15/42	5.1%
U.S. Treasury Strip, principal only	5/15/40	4.4%
U.S. Treasury Bond, 3.500%	2/15/39	4.4%
U.S. Treasury Bond, 4.250%	11/15/40	3.5%

**	As of March 31, 2013, there were 19 holdings in the Fund. Repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

INVESTMENTS & CASH

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. The Barclays Capital U.S. Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, including government and corporate securities, agency mortgage pass-through securities, and asset-backed securities. To be included in the index the security must meet the following criteria: must have at least one year to final maturity, regardless of call features; must have at least $100 million par amount outstanding; must be rated investment grade or better by Moody’s Investors Service, Standard & Poor’s, or Fitch Investor’s Service; must be fixed rate, although it can carry a coupon that steps up or changes to a predetermined schedule; must be dollar-denominated and nonconvertible. All corporate and asset-backed securities must be registered with the SEC and must be publicly issued. You cannot invest directly in this or any index.

WASATCH FUNDS MANAGEMENT DISCUSSIONS — Definitions of Financial Terms	MARCH 31, 2013

Alpha is a risk-adjusted measure of the so-called “excess return” on an investment. It is a common measure of assessing an active manager’s performance, as it is the return in excess of a benchmark index or “risk-free” investment. The difference between the fair and actually expected rates of return on a stock is called the stock’s alpha.

Beta is a quantitative measure of the volatility of a given stock relative to the overall market. A beta above one is more volatile than the overall market, while a beta below one is less volatile.

A bull market is defined as a prolonged period in which investment prices rise faster than their historical average. Bull markets can happen as the result of an economic recovery, an economic boom, or investor psychology.

The “cloud” is the Internet. Cloud-computing is a model for delivering information technology services in which resources are retrieved from the Internet through web-based tools and applications, rather than from a direct connection to a server.

The Commodity Research Bureau (CRB) Index measures the overall direction of commodity sectors. The CRB is designed to isolate and reveal the directional movement of prices in overall commodity trades. Generally commodity prices move in the opposite direction of bond prices. This is because inflation causes commodities to increase in price while devaluing the price of bonds. This is one of the reasons bond and commodity traders closely watch the CRB.

Correlation, in the financial world, is a statistical measure of how asset classes, securities, markets, or countries move in relation to each other.

Dividend yield is a company’s annual dividend payments divided by its market capitalization, or the dividend per share divided by the price per share. For example, a company whose stock sells for $30 per share that pays an annual dividend of $3 per share has a dividend yield of 10%.

The Dow Jones Industrial Average is the most widely used indicator of the overall condition of the U.S. stock market. It is a price-weighted average of 30 blue chip stocks, primarily industrial stocks, traded on the New York Stock Exchange. The stocks are chosen by the editors of the Wall Street Journal, which is published by Dow Jones & Company.

Earnings growth is a measure of growth in a company’s net income over a specific period, often one year.

Earnings-per-share or EPS is the portion of a company’s profit allocated to each outstanding share of common stock. EPS growth rates help investors identify companies that are increasing or decreasing in profitability.

Effective duration is a measure of the responsiveness of a bond’s price to market interest rate changes. For example, if the interest rate increased 1%, a bond with an effective duration of five years would experience a decline in price of 5%.

The “fiscal cliff” is the term given to the spending cuts and tax increases that would occur automatically if the U.S. Congress did not address them by the end of 2012.

Government agency bonds are debt securities issued by a U.S. government-sponsored agency.

Gross domestic product (GDP) is a basic measure of a country’s economic performance and is the market value of all final goods and services made within the borders of a country in a year.

An initial public offering (IPO) is a company’s first sale of stock to the public.

Mortgage-backed securities are debt issues backed by a pool of mortgages. Investors receive payments from the interest and principal payments made on the underlying mortgages.

The price-to-earnings multiple, also known as the price-to-earnings ratio or P/E ratio, is the price of a stock divided by its earnings per share.

Quantitative easing is a government monetary policy used to increase the money supply by buying government securities or other securities from the market. Quantitative easing increases the money supply by flooding financial institutions with capital in an effort to promote increased lending and liquidity. QE1, QE2 and QE3 are popular nicknames for the three rounds of quantitative easing implemented by the U.S. Federal Reserve.

Return on equity (ROE) measures a company’s efficiency at generating profits from shareholders’ equity.

Return on investment (ROI) is a performance measure used to evaluate the efficiency of an investment or to compare the efficiency of a number of investments. ROI is calculated by dividing the return of an investment by the cost of the investment. The result is expressed as a percentage or ratio.

“Risk-on” is when investors are seeking the potentially higher returns of riskier assets and put money back in the market willing to risk the money, thus risk on.

The S&P 500 Index includes 500 of the United States’ largest stocks from a broad variety of industries. The Index is unmanaged but is a commonly used measure of common stock total return performance.

Sales growth is the increase in sales over a specified period of time, not necessarily one year.

Valuation is the process of determining the current worth of an asset or company.

WASATCH FUNDS — OPERATING EXPENSES (UNAUDITED)	MARCH 31, 2013

EXPENSE EXAMPLE

As a shareholder of Wasatch Funds, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Wasatch Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000.00 invested at the beginning of the period and held for the entire six month period ended March 31, 2013.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses, based upon the actual total return of the fund during the most recent six month period ended March 31, 2013. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

In addition, the Funds charge a $15.00 IRA distribution fee, a $12.50 IRA annual maintenance fee and a $15.00 fee for redemptions paid by wire. To the extent these fees apply to your account, your expenses paid during the period would be higher and your ending account value would be lower than the amounts shown in the table below.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Wasatch Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

In addition, the Funds charge a $15.00 IRA distribution fee, a $12.50 IRA annual maintenance fee and a $15.00 fee for redemptions paid by wire. To the extent these fees apply to your account, your expenses paid during the period would be higher and your ending account value would be lower than the amounts shown in the table below. If another fund’s fees differ from those listed above, your expenses paid and your ending account value could be higher or lower than those of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

A Fund’s annualized expense ratio may vary as a result of various factors including expenses that are not reimbursable under the contractual agreement between the Fund and the Advisor such as interest, taxes, brokerage commissions, other investment related costs, dividend expense on short sales, and extraordinary expenses. The Long/Short Investor Class and Income funds have no contractual limitation on expenses.

WASATCH FUNDS — OPERATING EXPENSES (UNAUDITED) (continued)

	Account Value		Expenses Paid During Period*	Annualized Expense Ratio*
Fund/Class and Return	Beginning of Period October 1, 2012	End of Period March 31, 2013
Core Growth Fund — Investor Class
Actual	$1,000.00	$1,119.80	$6.39	1.21%
Hypothetical (5% before expenses)	$1,000.00	$1,018.90	$6.09	1.21%
Core Growth Fund — Institutional Class
Actual	$1,000.00	$1,120.20	$5.92	1.12%
Hypothetical (5% before expenses)	$1,000.00	$1,019.35	$5.64	1.12%
Emerging India Fund
Actual	$1,000.00	$970.30	$9.58	1.95%
Hypothetical (5% before expenses)	$1,000.00	$1,015.21	$9.80	1.95%
Emerging Markets Select Fund — Investor Class
Actual	$1,000.00	$1,039.00	$5.15	1.69%
Hypothetical (5% before expenses)	$1,000.00	$1,009.88	$5.07	1.69%
Emerging Markets Select Fund — Institutional Class
Actual	$1,000.00	$1,040.00	$4.57	1.50%
Hypothetical (5% before expenses)	$1,000.00	$1,010.45	$4.50	1.50%
Emerging Markets Small Cap Fund
Actual	$1,000.00	$1,110.50	$10.26	1.95%
Hypothetical (5% before expenses)	$1,000.00	$1,015.21	$9.80	1.95%
Frontier Emerging Small Countries Fund
Actual	$1,000.00	$1,183.30	$12.25	2.25%
Hypothetical (5% before expenses)	$1,000.00	$1,013.71	$11.30	2.25%
Global Opportunities Fund
Actual	$1,000.00	$1,139.20	$9.55	1.79%
Hypothetical (5% before expenses)	$1,000.00	$1,016.01	$9.00	1.79%
Heritage Growth Fund
Actual	$1,000.00	$1,100.80	$4.98	0.95%
Hypothetical (5% before expenses)	$1,000.00	$1,020.20	$4.78	0.95%
International Growth Fund
Actual	$1,000.00	$1,161.00	$7.97	1.48%
Hypothetical (5% before expenses)	$1,000.00	$1,017.55	$7.44	1.48%
International Opportunities Fund
Actual	$1,000.00	$1,186.70	$12.27	2.25%
Hypothetical (5% before expenses)	$1,000.00	$1,013.71	$11.30	2.25%
Large Cap Value Fund — Investor Class
Actual	$1,000.00	$1,117.80	$5.81	1.10%
Hypothetical (5% before expenses)	$1,000.00	$1,019.45	$5.54	1.10%
Large Cap Value Fund — Institutional Class
Actual	$1,000.00	$1,117.70	$5.17	0.98%
Hypothetical (5% before expenses)	$1,000.00	$1,020.05	$4.94	0.98%
Long/Short Fund — Investor Class
Actual	$1,000.00	$1,116.20	$7.81	1.48%
Hypothetical (5% before expenses)	$1,000.00	$1,017.55	$7.44	1.48%
Long/Short Fund — Institutional Class
Actual	$1,000.00	$1,104.80	$4.21	1.34%
Hypothetical (5% before expenses)	$1,000.00	$1,010.93	$4.02	1.34%
Micro Cap Fund
Actual	$1,000.00	$1,084.10	$11.17	2.15%
Hypothetical (5% before expenses)	$1,000.00	$1,014.21	$10.80	2.15%
Micro Cap Value Fund
Actual	$1,000.00	$1,164.50	$12.14	2.25%
Hypothetical (5% before expenses)	$1,000.00	$1,013.71	$11.30	2.25%
Small Cap Growth Fund
Actual	$1,000.00	$1,100.50	$6.49	1.24%
Hypothetical (5% before expenses)	$1,000.00	$1,018.75	$6.24	1.24%

MARCH 31, 2013

	Account Value		Expenses Paid During Period*	Annualized Expense Ratio*
Fund/Class and Return	Beginning of Period October 1, 2012	End of Period March 31, 2013
Small Cap Value Fund — Investor Class
Actual	$1,000.00	$1,162.70	$7.01	1.30%
Hypothetical (5% before expenses)	$1,000.00	$1,018.45	$6.54	1.30%
Small Cap Value Fund — Institutional Class
Actual	$1,000.00	$1,162.30	$6.20	1.15%
Hypothetical (5% before expenses)	$1,000.00	$1,019.20	$5.79	1.15%
Strategic Income Fund
Actual	$1,000.00	$1,128.30	$5.04	0.95%
Hypothetical (5% before expenses)	$1,000.00	$1,020.20	$4.78	0.95%
Ultra Growth Fund
Actual	$1,000.00	$1,086.10	$6.81	1.31%
Hypothetical (5% before expenses)	$1,000.00	$1,018.40	$6.59	1.31%
World Innovators Fund
Actual	$1,000.00	$1,082.50	$9.35	1.80%
Hypothetical (5% before expenses)	$1,000.00	$1,015.96	$9.05	1.80%
Income Fund
Actual	$1,000.00	$1,002.90	$3.55	0.71%
Hypothetical (5% before expenses)	$1,000.00	$1,021.39	$3.58	0.71%
U.S. Treasury Fund
Actual	$1,000.00	$949.10	$3.50	0.72%
Hypothetical (5% before expenses)	$1,000.00	$1,021.34	$3.63	0.72%

*Expenses are equal to a fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the full fiscal year (182/365), except for the Long/Short Fund — Institutional Class and the Emerging Markets Select Fund, which have 109 days in the most recent fiscal period due to their inception date of December 13, 2012.

WASATCH CORE GROWTH FUND (WGROX/ WIGRX) — Schedule of Investments

Shares		Value

	COMMON STOCKS 88.6%

	Airlines 2.3%
203,151	Allegiant Travel Co.	$18,035,746

	Apparel Retail 0.7%
331,430	Chico’s FAS, Inc.	5,568,024

	Application Software 5.4%
215,701	ANSYS, Inc.*	17,562,375
263,619	RealPage, Inc.*	5,459,550
153,392	Tyler Technologies, Inc.*	9,396,794
89,146	Ultimate Software Group, Inc.*	9,285,447

		41,704,166

	Asset Management & Custody Banks 4.7%
114,399	Affiliated Managers Group, Inc.*	17,568,254
654,603	SEI Investments Co.	18,885,297

		36,453,551

	Automobile Manufacturers 1.7%
341,045	Tesla Motors, Inc.*	12,922,195

	Automotive Retail 1.5%
288,999	Monro Muffler Brake, Inc.	11,476,150

	Commercial Printing 1.9%
978,904	InnerWorkings, Inc.*	14,820,607

	Consumer Electronics 0.1%
144,740	Skullcandy, Inc.*	764,227

	Consumer Finance 5.7%
897,842	DFC Global Corp.*	14,940,091
192,168	First Cash Financial Services, Inc.*	11,211,081
1,553,500	Mahindra & Mahindra Financial Services Ltd. (India)	5,588,027
97,185	Portfolio Recovery Associates, Inc.*	12,334,720

		44,073,919

	Data Processing & Outsourced Services 5.4%
124,818	Alliance Data Systems Corp.*	20,206,786
351,631	ExlService Holdings, Inc.*	11,561,628
746,608	Higher One Holdings, Inc.*	6,637,345
55,681	Syntel, Inc.	3,759,581

		42,165,340

	Distributors 1.5%
239,077	Pool Corp.	11,475,696

	Diversified Banks 2.8%
7,941,426	City Union Bank Ltd. (India)	7,685,722
1,985,356	City Union Bank Ltd. — Partly Paid-up Equity Shares* (India)	1,475,775
1,630,720	Yes Bank Ltd. (India)	12,916,743

		22,078,240

	Diversified Support Services 5.4%
1,217,075	Copart, Inc.*	41,721,331

	Electrical Components & Equipment 2.9%
554,058	Polypore International, Inc.*	22,262,050

	Environmental & Facilities Services 4.7%
364,490	Tetra Tech, Inc.*	11,113,300
698,047	Waste Connections, Inc.	25,115,731

		36,229,031

	General Merchandise Stores 0.6%
391,115	Gordmans Stores, Inc.*	4,579,957

Shares		Value

	Health Care Facilities 2.3%
539,076	Ensign Group, Inc. (The)	$18,005,138

	Health Care Services 4.2%
206,803	IPC The Hospitalist Co., Inc.*	9,198,597
258,850	MEDNAX, Inc.*	23,200,726

		32,399,323

	Industrial Machinery 4.4%
147,926	Graco, Inc.	8,584,146
476,005	IDEX Corp.	25,428,187

		34,012,333

	Internet Retail 0.5%
107,590	Blue Nile, Inc.*	3,706,476

	Internet Software & Services 3.0%
247,566	Dealertrack Technologies, Inc.*	7,273,489
425,755	Vistaprint N.V.*	16,459,688

		23,733,177

	Leisure Facilities 3.2%
591,064	Life Time Fitness, Inc.*	25,285,718

	Life Sciences Tools & Services 1.9%
323,130	ICON plc* (Ireland)	10,433,868
68,040	Techne Corp.	4,616,514

		15,050,382

	Oil & Gas Equipment & Services 2.4%
91,526	CARBO Ceramics, Inc.	8,335,273
117,555	Dril-Quip, Inc.*	10,247,269

		18,582,542

	Oil & Gas Exploration & Production 0.2%
320,020	SandRidge Energy, Inc.*	1,686,505

	Oil & Gas Refining & Marketing 1.2%
240,584	World Fuel Services Corp.	9,555,996

	Personal Products 1.9%
398,345	Herbalife Ltd.	14,918,020

	Real Estate Services 0.4%
158,871	LPS Brasil — Consultoria de Imoveis S.A. (Brazil)	2,827,963

	Research & Consulting Services 3.2%
423,154	Acacia Research Corp.*	12,766,556
208,513	Corporate Executive Board Co. (The)	12,127,116

		24,893,672

	Semiconductors 3.4%
133,940	Hittite Microwave Corp.*	8,111,406
387,065	Melexis N.V. (Belgium)	7,239,525
108,525	Power Integrations, Inc.	4,711,070
151,643	Silicon Laboratories, Inc.*	6,271,955

		26,333,956

	Specialized Finance 0.8%
402,640	CRISIL Ltd. (India)	6,541,511

	Specialty Chemicals 1.3%
230,755	Balchem Corp.	10,139,375

	Specialty Stores 1.1%
156,551	Hibbett Sports, Inc.*	8,809,125

	Trading Companies & Distributors 3.2%
255,043	MSC Industrial Direct Co., Inc., Class A	21,877,589
143,605	Rush Enterprises, Inc., Class B*	2,958,263

		24,835,852

MARCH 31, 2013 (UNAUDITED)

Shares		Value

	Trucking 2.7%
600,940	Knight Transportation, Inc.	$9,675,134
302,485	Old Dominion Freight Line, Inc.*	11,554,927

		21,230,061

	Total Common Stocks (cost $460,162,853)	688,877,355

	PREFERRED STOCKS 0.7%

	Regional Banks 0.7%
977,675	Banco Daycoval S.A. Pfd. (Brazil)	5,857,565

	Total Preferred Stocks (cost $6,232,161)	5,857,565

Principal Amount		Value

	SHORT-TERM INVESTMENTS 10.7%

	Repurchase Agreement 10.7%
$82,958,400	Repurchase Agreement dated 3/28/13, 0.01% due 4/1/13 with State Street Bank and Trust Co. collateralized by $82,760,000 of United States Treasury Notes 1.000% due 03/31/17; value: $84,621,769; repurchase proceeds: $82,958,492 (cost $82,958,400)	$82,958,400

	Total Short-Term Investments (cost $82,958,400)	82,958,400

	Total Investments (cost $549,353,414) 100.0%	777,693,320

	Liabilities less Other Assets (<0.1%)	(225,869)

	NET ASSETS 100.0%	$777,467,451

	*Non-income producing.

	See Notes to Financial Statements.

At March 31, 2013, Wasatch Core Growth Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Belgium	1.0
Brazil	1.3
India	4.9
Ireland	1.5
United States	91.3

TOTAL	100.0%

WASATCH EMERGING INDIA FUND (WAINX) — Schedule of Investments

Shares		Value

	COMMON STOCKS 98.9%

	Air Freight & Logistics 2.0%
6,675	Blue Dart Express Ltd. (India)	$286,282

	Apparel, Accessories & Luxury Goods 3.3%
4,751	Page Industries Ltd. (India)	291,092
41,059	Titan Industries Ltd. (India)	191,999

		483,091

	Application Software 1.0%
2,943	Oracle Financial Services Software Ltd.* (India)	140,389

	Auto Parts & Equipment 5.2%
1,994	Bosch Ltd. (India)	330,377
60,881	Exide Industries Ltd. (India)	144,837
11,465	WABCO India Ltd. (India)	291,129

		766,343

	Automobile Manufacturers 1.1%
10,037	Mahindra & Mahindra Ltd. (India)	159,105

	Cable & Satellite 1.1%
134,447	Dish TV India Ltd.* (India)	166,976

	Commodity Chemicals 3.6%
100,031	Berger Paints India Ltd. (India)	359,541
27,432	Castrol India Ltd. (India)	159,999

		519,540

	Construction & Farm Machinery & Heavy Trucks 1.9%
5,997	Eicher Motors Ltd. (India)	280,816

	Consumer Finance 5.6%
133,665	Mahindra & Mahindra Financial Services Ltd. (India)	480,800
17,175	Shriram City Union Finance Ltd. (India)	341,288

		822,088

	Diversified Banks 9.5%
18,420	Axis Bank Ltd. (India)	442,283
225,774	City Union Bank Ltd. (India)	218,504
83,840	City Union Bank Ltd. — Partly Paid-up Equity Shares* (India)	62,321
52,505	IndusInd Bank Ltd. (India)	389,320
35,607	Yes Bank Ltd. (India)	282,039

		1,394,467

	Diversified Chemicals 3.2%
16,876	BASF India Ltd. (India)	179,178
60,613	Pidilite Industries Ltd. (India)	295,537

		474,715

	Electrical Components & Equipment 3.2%
91,185	Amara Raja Batteries Ltd. (India)	468,340

	Fertilizers & Agricultural Chemicals 1.2%
82,382	Rallis India Ltd. (India)	175,829

	Footwear 1.7%
19,087	Bata India Ltd. (India)	251,063

	Heavy Electrical Equipment 1.7%
50,229	TD Power Systems Ltd. (India)	244,630

	Household Appliances 2.3%
4,713	Hawkins Cookers Ltd. (India)	186,348
2,581	TTK Prestige Ltd. (India)	153,632

		339,980

Shares		Value

	Industrial Machinery 3.8%
26,348	Cummins India Ltd. (India)	$237,544
7,529	FAG Bearings India Ltd. (India)	203,636
10,673	SKF India Ltd. (India)	108,036

		549,216

	Internet Retail 1.5%
15,524	MakeMyTrip Ltd.* (India)	215,784

	Internet Software & Services 1.0%
22,610	Info Edge India Ltd. (India)	149,763

	IT Consulting & Other Services 6.9%
15,434	CMC Ltd. (India)	385,495
5,788	Cognizant Technology Solutions Corp., Class A*	443,419
11,900	HCL Technologies Ltd. (India)	175,161

		1,004,075

	Life Sciences Tools & Services 1.2%
9,453	Divi’s Laboratories Ltd. (India)	173,406

	Other Diversified Financial Services 1.8%
21,700	Kotak Mahindra Bank Ltd. (India)	261,917

	Packaged Foods & Meats 3.2%
3,833	GlaxoSmithKline Consumer Healthcare Ltd. (India)	296,202
2,041	Nestlé India Ltd. (India)	173,119

		469,321

	Personal Products 7.8%
11,407	Colgate-Palmolive India Ltd. (India)	261,721
82,838	Dabur India Ltd. (India)	210,029
24,972	Godrej Consumer Products Ltd. (India)	356,086
47,903	Marico Ltd. (India)	186,853
2,582	Procter & Gamble Hygiene & Health Care Ltd. (India)	119,955

		1,134,644

	Pharmaceuticals 6.5%
11,834	Cadila Healthcare Ltd. (India)	162,649
26,901	Glenmark Pharmaceuticals Ltd. (India)	228,671
23,684	IPCA Laboratories Ltd. (India)	237,494
27,169	Lupin Ltd. (India)	313,931

		942,745

	Publishing 1.4%
47,874	D.B. Corp. Ltd. (India)	198,631

	Restaurants 3.0%
19,491	Jubilant Foodworks Ltd.* (India)	443,613

	Specialized Finance 1.9%
17,390	CRISIL Ltd. (India)	282,528

	Specialty Chemicals 2.0%
3,168	Asian Paints Ltd. (India)	286,461

	Systems Software 1.9%
163,110	KPIT Cummins Infosystems Ltd. (India)	284,955

	Thrifts & Mortgage Finance 7.4%
135,227	Gruh Finance Ltd. (India)	529,712
26,037	Housing Development Finance Corp. Ltd. (India)	394,004
36,229	LIC Housing Finance Ltd. (India)	150,215

		1,073,931

MARCH 31, 2013 (UNAUDITED)

Shares		Value

	Total Common Stocks (cost $13,190,415)	$14,444,644

	Total Investments (cost $13,190,415) 98.9%	14,444,644

	Other Assets less Liabilities 1.1%	156,750

	NET ASSETS 100.0%	$14,601,394

	*Non-income producing. See Notes to Financial Statements.

At March 31, 2013, Wasatch Emerging India Fund’s investments were in the following countries:

Country	%
India	96.9
United States	3.1

TOTAL	100.0%

WASATCH EMERGING MARKETS SELECT FUND (WAESX / WIESX) — Schedule of Investments	(UNAUDITED)

Shares		Value

	COMMON STOCKS 94.3%

	Casinos & Gaming 5.8%
155,239	Galaxy Entertainment Group Ltd.* (Hong Kong)	$647,925
265,400	SJM Holdings Ltd. (Hong Kong)	663,256

		1,311,181

	Construction Materials 5.5%
81,999	Cemex Latam Holdings S.A.* (Colombia)	615,441
346,027	PT Semen Indonesia Persero Tbk (Indonesia)	630,273

		1,245,714

	Department Stores 2.9%
17,400	Lojas Renner S.A. (Brazil)	652,592

	Distributors 3.0%
29,660	Imperial Holdings Ltd. (South Africa)	675,915

	Diversified Banks 17.2%
4,038,406	Banco de Chile (Chile)	636,381
545,359	Bank of Ayudhya Public Co. Ltd. (Thailand)	647,131
3,994	Credicorp Ltd. (Peru)	663,203
84,342	IndusInd Bank Ltd. (India)	625,388
226,176	Metropolitan Bank & Trust (Philippines)	648,442
61,900	Turkiye Halk Bankasi A.S. (Turkey)	668,164

		3,888,709

	Drug Retail 2.6%
54,516	Raia Drogasil S.A. (Brazil)	582,676

	Food Retail 11.4%
13,072	BIM Birlesik Magazalar A.S. (Turkey)	638,750
413,518	CP ALL Public Co. Ltd. (Thailand)	653,072
3,271	Magnit (Russia)	631,183
32,776	Shoprite Holdings Ltd. (South Africa)	649,469

		2,572,474

	Health Care Facilities 2.9%
175,566	Life Healthcare Group Holdings Ltd. (South Africa)	658,481

	Household Products 2.8%
1,162	LG Household & Health Care Ltd. (Korea)	643,351

	Hypermarkets & Super Centers 2.8%
87,886	Big C Supercenter Public Co. Ltd. NVDR (Thailand)	645,228

	Life & Health Insurance 2.8%
123,133	Sanlam Ltd. (South Africa)	629,737

	Marine Ports & Services 3.0%
301,396	International Container Terminal Services, Inc. (Philippines)	679,755

	Multi-Sector Holdings 2.9%
479,793	First Pacific Co. Ltd. (Hong Kong)	650,202

	Packaged Foods & Meats 2.7%
15,303	M Dias Branco S.A. (Brazil)	605,289

	Personal Products 5.5%
25,806	Colgate-Palmolive India Ltd. (India)	592,090
46,232	Godrej Consumer Products Ltd. (India)	659,242

		1,251,332

	Pharmaceuticals 5.6%
55,708	Lupin Ltd. (India)	643,691
4,868,684	PT Kalbe Farma Tbk (Indonesia)	621,268

		1,264,959

Shares		Value

	Real Estate Operating Companies 5.7%
21,620	Multiplan Empreendimentos Imobiliarios S.A. (Brazil)	$621,927
1,424,189	SM Prime Holdings, Inc. (Philippines)	667,057

		1,288,984

	Soft Drinks 3.2%
25,256	Coca-Cola Icecek A.S. (Turkey)	728,612

	Specialty Chemicals 3.0%
7,393	Asian Paints Ltd. (India)	668,499

	Wireless Telecommunication Services 3.0%
1,075,215	PT Tower Bersama Infrastructure Tbk* (Indonesia)	669,416

	Total Common Stocks (cost $20,612,012)	21,313,106

Principal Amount		Value

	SHORT-TERM INVESTMENTS 5.5%

	Repurchase Agreement 5.5%
$1,253,546	Repurchase Agreement dated 3/28/13, 0.01% due 4/1/13 with State Street Bank and Trust Co. collateralized by $1,280,000 of United States Treasury Notes 0.625% due 9/30/17; value: $1,281,734; repurchase proceeds: $1,253,548 (cost $1,253,546)	$1,253,546

	Total Short-Term Investments (cost $1,253,546)	1,253,546

	Total Investments (cost $21,865,558) 99.8%§	22,566,652

	Other Assets less Liabilities 0.2%	39,376

	NET ASSETS 100.0%	$22,606,028

*Non-income producing.

§The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 8.83% (see Note 15).

NVDR Non-Voting Depositary Receipt.

See Notes to Financial Statements.

At March 31, 2013, Wasatch Emerging Markets Select Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Brazil	11.5
Chile	3.0
Colombia	2.9
Hong Kong	9.2
India	15.0
Indonesia	9.0
Korea	3.0
Peru	3.1
Philippines	9.4
Russia	3.0
South Africa	12.3
Thailand	9.1
Turkey	9.5

TOTAL	100.0%

WASATCH EMERGING MARKETS SMALL CAP FUND (WAEMX) — Schedule of Investments

Shares		Value

	COMMON STOCKS 94.0%

	Airport Services 1.4%
3,806,118	TAV Havalimanlari Holding A.S. (Turkey)	$26,268,655

	Apparel Retail 2.0%
1,310,032	Mr Price Group Ltd. (South Africa)	16,613,350
39,363,765	Trinity Ltd. (China)	20,181,735

		36,795,085

	Apparel, Accessories & Luxury Goods 1.3%
14,437	LPP S.A. (Poland)	25,035,004

	Asset Management & Custody Banks 0.9%
1,354,686	CETIP S.A. — Mercados Organizados (Brazil)	16,125,215

	Brewers 0.9%
2,814,487	Guinness Anchor Berhad (Malaysia)	16,687,867

	Cable & Satellite 0.9%
74,298,294	PT MNC Sky Vision Tbk* (Indonesia)	16,820,813

	Commercial Printing 0.8%
790,300	Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao S.A (Brazil)	15,286,646

	Commodity Chemicals 1.8%
5,227,113	Berger Paints India Ltd. (India)	18,787,792
2,715,428	Castrol India Ltd. (India)	15,837,915

		34,625,707

	Computer & Electronics Retail 0.9%
2,192,206	M Video OJSC (Russia)	17,200,487

	Construction & Engineering 1.6%
3,616,249	Promotora y Operadora de Infraestructura S.A.B. de C.V.* (Mexico)	29,127,179

	Construction & Farm Machinery & Heavy Trucks 1.1%
627,772	Turk Traktor ve Ziraat Makineleri A.S. (Turkey)	21,143,523

	Construction Materials 3.4%
30,812,605	Holcim Philippines, Inc. (Philippines)	10,358,955
6,559,757	Lafarge Malayan Cement Berhad (Malaysia)	21,099,686
86,317,777	PT Holcim Indonesia Tbk (Indonesia)	31,977,772

		63,436,413

	Consumer Finance 1.6%
8,238,590	Mahindra & Mahindra Financial Services Ltd. (India)	29,634,671

	Department Stores 0.9%
17,005,227	PT Mitra Adiperkasa Tbk (Indonesia)	15,924,627

	Distributors 0.7%
14,518,673	Dah Chong Hong Holdings Ltd. (China)	13,727,827

	Diversified Banks 7.5%
10,833,800	EastWest Banking Corp.* (Philippines)	8,864,678
2,500,197	IndusInd Bank Ltd. (India)	18,538,719
29,681,945	PT Bank Tabungan Pensiunan Nasional Tbk* (Indonesia)	16,188,763
7,345,051	Security Bank Corp. (Philippines)	32,771,367
10,588,129	Tisco Financial Group Public Co. Ltd. (Thailand)	20,066,285
17,082,720	Turkiye Sinai Kalkinma Bankasi A.S. (Turkey)	23,485,616
2,515,931	Yes Bank Ltd. (India)	19,928,396

		139,843,824

Shares		Value

	Diversified Chemicals 1.0%
3,926,023	Pidilite Industries Ltd. (India)	$19,142,522

	Diversified Metals & Mining 0.7%
52,597,717	PT Vale Indonesia Tbk (Indonesia)	12,855,115

	Diversified REITs 1.0%
5,692,800	Fibra Uno Administracion S.A. de C.V. (Mexico)	18,778,917

	Drug Retail 1.9%
2,365,900	Brazil Pharma S.A. (Brazil)	16,721,178
2,954,295	Clicks Group Ltd. (South Africa)	18,570,925

		35,292,103

	Electronic Equipment & Instruments 0.9%
6,969,452	Chroma ATE, Inc. (Taiwan)	16,618,073

	Environmental & Facilities Services 1.3%
3,282,900	Cleanaway Co. Ltd. (Taiwan)	24,207,991

	Food Distributors 0.9%
1,029,671	Bizim Toptan Satis Magazalari AS (Turkey)	17,396,644

	Food Retail 1.4%
1,647,727	Eurocash S.A. (Poland)	26,878,856

	Footwear 0.9%
1,246,450	Bata India Ltd. (India)	16,395,347

	General Merchandise Stores 0.7%
2,892,923	Taiwan FamilyMart Co. Ltd. (Taiwan)	13,108,973

	Gold 1.0%
824,699	Koza Altin Isletmeleri A.S. (Turkey)	19,124,511

	Health Care Facilities 3.3%
13,658,543	KPJ Healthcare Berhad (Malaysia)	26,201,113
4,297,390	Life Healthcare Group Holdings Ltd. (South Africa)	16,117,862
1,108,648	MD Medical Group Investments plc GDR* (Russia)	19,478,945

		61,797,920

	Health Care Supplies 1.5%
1,420,804	St. Shine Optical Co. Ltd. (Taiwan)	28,413,704

	Home Improvement Retail 3.0%
68,174,328	Home Product Center Public Co. Ltd. (Thailand)	39,808,128
200,288,110	PT Ace Hardware Indonesia Tbk (Indonesia)	17,107,191

		56,915,319

	Hotels, Resorts & Cruise Lines 2.3%
52,250,831	Minor International Public Co. Ltd. (Thailand)	43,356,503

	Hypermarkets & Super Centers 5.2%
881,838	Inretail Peru Corp.* (Peru)	21,075,928
1,580,987	O’Key Group S.A. GDR (Russia)	18,023,252
23,562,901	Puregold Price Club, Inc. (Philippines)	23,139,631
1,891,230	Siam Makro Public Co. Ltd. (Thailand)	34,356,645

		96,595,456

	Industrial Machinery 0.7%
2,595,430	Airtac International Group (Taiwan)	13,279,852

	Internet Software & Services 0.1%
633,251	PChome Online, Inc. (Taiwan)	2,731,858

	IT Consulting & Other Services 1.6%
8,628,102	Sonda S.A. (Chile)	30,157,184

WASATCH EMERGING MARKETS SMALL CAP FUND (WAEMX) — Schedule of Investments (continued)

Shares		Value

	Leisure Products 1.2%
3,696,500	Merida Industry Co. Ltd. (Taiwan)	$21,695,034

	Life & Health Insurance 2.0%
10,126,344	Bangkok Life Assurance Public Co. Ltd. NVDR (Thailand)	25,847,506
1,346,710	Discovery Ltd. (South Africa)	11,421,667

		37,269,173

	Life Sciences Tools & Services 0.8%
770,904	Divi’s Laboratories Ltd. (India)	14,141,514

	Managed Health Care 1.3%
2,397,131	Qualicorp S.A.* (Brazil)	24,146,674

	Marine Ports & Services 2.7%
871,759	Global Ports Investments plc GDR (Russia)	12,945,621
13,036,004	International Container Terminal Services, Inc. (Philippines)	29,400,823
583,740	Santos Brasil Participacoes S.A.** (Brazil)	8,743,433

		51,089,877

	Metal & Glass Containers 0.8%
6,102,000	Taiwan Hon Chuan Enterprise Co. Ltd. (Taiwan)	15,835,305

	Oil & Gas Exploration & Production 2.2%
4,098,494	Afren plc* (Nigeria)	8,826,468
579,258	Coastal Energy Co.* (Thailand)	11,055,195
2,306,980	Gran Tierra Energy, Inc.* (Colombia)	13,565,042
1,741,200	Parex Resources, Inc.* (Colombia)	7,930,896

		41,377,601

	Other Diversified Financial Services 1.2%
565,096	Intergroup Financial Services Corp. (Peru)	22,603,840

	Packaged Foods & Meats 6.8%
2,982,462	AVI Ltd. (South Africa)	17,364,274
3,371,717	Biostime International Holdings Ltd. (China)	17,569,057
316,618	GlaxoSmithKline Consumer Healthcare Ltd. (India)	24,467,260
6,354,777	Standard Foods Corp. (Taiwan)	19,126,492
1,232,426	Ulker Biskuvi Sanayi AS (Turkey)	9,288,361
14,040,085	Universal Robina Corp. (Philippines)	38,724,735

		126,540,179

	Paper Packaging 0.9%
24,692,986	Greatview Aseptic Packaging Co. Ltd. (China)	16,222,680

	Personal Products 1.2%
941,760	Colgate-Palmolive India Ltd. (India)	21,607,630

	Railroads 0.8%
938,945	Globaltrans Investment plc GDR (Russia)	14,816,552

	Real Estate Operating Companies 1.6%
11,913,407	Parque Arauco S.A. (Chile)	30,800,516

	Regional Banks 1.5%
5,252,100	Banregio Grupo Financiero S.A.B. de C.V.* (Mexico)	27,350,392

	Restaurants 1.0%
788,670	Jubilant Foodworks Ltd.* (India)	17,950,042

	Retail REITs 1.1%
33,957,440	CapitaMalls Malaysia Trust (Malaysia)	20,726,485

	Soft Drinks 0.4%
2,832,797	Organizacion Cultiba S.A.B. de C.V.* (Mexico)	8,037,491

Shares		Value

	Specialized Finance 3.0%
9,474,588	Bolsa Mexicana de Valores S.A.B. de C.V. (Mexico)	$27,135,334
10,783,800	Chailease Holding Co. Ltd. (Taiwan)	29,896,397

		57,031,731

	Specialty Stores 1.5%
30,110,347	Sa Sa International Holdings Ltd. (China)	29,013,236

	Systems Software 1.1%
1,023,800	Totvs S.A. (Brazil)	21,042,168

	Thrifts & Mortgage Finance 1.7%
3,789,600	Gruh Finance Ltd. (India)	14,844,634
4,237,195	LIC Housing Finance Ltd. (India)	17,568,572

		32,413,206

	Trucking 1.1%
1,241,700	Tegma Gestao Logistica (Brazil)	19,707,080

	Wireless Telecommunication Services 1.0%
29,191,832	PT Tower Bersama Infrastructure Tbk* (Indonesia)	18,174,488

	Total Common Stocks (cost $1,368,516,339)	1,760,323,285

	PREFERRED STOCKS 1.8%

	Construction & Farm Machinery & Heavy Trucks 1.0%
2,672,315	Marcopolo S.A. Pfd. (Brazil)	19,019,328

	Footwear 0.8%
2,198,520	Alpargatas S.A. Pfd. (Brazil)	14,829,447

	Total Preferred Stocks (cost $24,275,670)	33,848,775

Principal Amount		Value

	SHORT-TERM INVESTMENTS 3.8%

	Repurchase Agreement 3.8%
$70,492,421	Repurchase Agreement dated 3/28/13, 0.01% due 4/1/13 with State Street Bank and Trust Co. collateralized by $72,240,000 of United States Treasury Notes 0.500% due 07/31/17; value: $71,906,468; repurchase proceeds: $70,492,499 (cost $70,492,421)	$70,492,421

	Total Short-Term Investments (cost $70,492,421)	70,492,421

	Total Investments (cost $1,463,284,430) 99.6%§	1,864,664,481

	Other Assets less Liabilities 0.4%	7,797,042

	NET ASSETS 100.0%	$1,872,461,523

*Non-income producing.

**Common units.

§The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 7.10% (see Note 15).

GDR Global Depositary Receipt.

NVDR Non-Voting Depositary Receipt.

REIT Real Estate Investment Trust.

See Notes to Financial Statements.

MARCH 31, 2013 (UNAUDITED)

At March 31, 2013, Wasatch Emerging Markets Small Cap Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Brazil	8.7
Chile	3.4
China	5.4
Colombia	1.2
India	13.9
Indonesia	7.2
Malaysia	4.7
Mexico	6.1
Nigeria	0.5
Peru	2.4
Philippines	8.0
Poland	2.9
Russia	4.6
South Africa	4.5
Taiwan	10.3
Thailand	9.7
Turkey	6.5

TOTAL	100.0%

WASATCH FRONTIER EMERGING SMALL COUNTRIES FUND (WAFMX) — Schedule of Investments

Shares		Value

	COMMON STOCKS 93.3%

	Advertising 0.0%
110,600	Scan Group Ltd. (Kenya)	$92,490

	Air Freight & Logistics 1.0%
1,397,100	Agility Public Warehousing Co. KSC (Kuwait)	2,888,694
1,092,946	Aramex PJSC (United Arab Emirates)	663,564

		3,552,258

	Apparel Retail 1.1%
312,490	Mr Price Group Ltd. (South Africa)	3,962,885

	Auto Parts & Equipment 0.1%
462,773	PT Astra Otoparts Tbk (Indonesia)	191,681

	Automotive Retail 1.0%
141,962	Kolao Holdings (Korea)	3,483,339

	Brewers 12.1%
10,114	Brasseries Maroc (Morocco)	2,633,087
700,873	Carlsberg Brewery Malaysia Berhad (Malaysia)	3,123,542
2,931,627	Delta Corp. Ltd. (Zimbabwe)	3,371,371
3,560,908	East African Breweries Ltd. (Kenya)	12,952,543
3,581	Guinness Anchor Berhad (Malaysia)	21,233
72,051	Guinness Ghana Breweries Ltd. (Ghana)	132,016
2,378,271	Guinness Nigeria plc (Nigeria)	3,976,685
782,446	Lion Brewery Ceylon plc (Sri Lanka)	2,055,657
5,600	Namibia Breweries Ltd. (Namibia)	8,061
8,966,037	Nigerian Breweries plc (Nigeria)	9,229,561
82,170	SABMiller plc (United Kingdom)	4,324,432
6,852	Union de Cervecerias Peruanas Backus y Johnston SAA (Peru)	46,112

		41,874,300

	Building Products 0.7%
2,378,200	Al Anwar Ceramic Tile Co. (Oman)	2,396,731

	Casinos & Gaming 3.3%
13,413,882	NagaCorp Ltd. (Cambodia)	11,335,407

	Coal & Consumable Fuels 0.4%
430,169	PT Indo Tambangraya Megah Tbk (Indonesia)	1,571,495

	Commodity Chemicals 0.2%
61,450	Berger Paints Bangladesh Ltd.* (Bangladesh)	421,001
27,000	Paints & Chemical Industries Co. S.A.E. (Egypt)	158,752

		579,753

	Construction & Engineering 1.4%
1,103,850	Grana y Montero S.A. (Peru)	4,858,645

	Construction Materials 4.2%
1,419,760	Bamburi Cement Co. Ltd. (Kenya)	3,653,184
8,720,950	Lafarge Republic, Inc. (Philippines)	2,325,017
3,292,300	Lucky Cement Ltd. (Pakistan)	5,594,233
1,628,500	PT Semen Indonesia Persero Tbk (Indonesia)	2,966,241

		14,538,675

	Consumer Finance 0.5%
5,279,600	Letshego Holdings Ltd. (Botswana)	1,701,004

	Department Stores 2.0%
1,570,676	Parkson Retail Asia Ltd. (Malaysia)	2,077,178
625,593	Woolworths Holdings Ltd. (South Africa)	4,787,658

		6,864,836

	Distillers & Vintners 0.8%
217,284	Distell Group Ltd. (South Africa)	2,610,899

Shares		Value

	Diversified Banks 11.8%
89,950	Attijariwafa Bank (Morocco)	$3,327,553
7,056,200	Barclays Bank of Kenya Ltd. (Kenya)	1,415,366
805,346	BBVA Banco Continental S.A. (Peru)	2,254,347
7,723,061	Commercial Bank of Ceylon plc (Sri Lanka)	6,885,254
8,994,700	Equity Bank Ltd. (Kenya)	3,445,338
400,618	Guaranty Trust Bank plc GDR (Nigeria)	3,265,037
11,013,095	Kenya Commercial Bank Ltd. (Kenya)	5,345,537
1,706,925	MCB Bank Ltd. (Pakistan)	3,278,372
2,991,825	National Bank of Ras Al-Khaimah (United Arab Emirates)	4,479,999
341,500	PT Bank Rakyat Indonesia (Persero) Tbk (Indonesia)	307,499
43,526,499	Stanbic Bank Uganda Ltd.* (Uganda)	419,816
49,010,000	Zenith Bank plc* (Nigeria)	6,584,125

		41,008,243

	Diversified Chemicals 1.0%
195,548	Omnia Holdings Ltd. (South Africa)	3,349,169

	Food Retail 3.3%
1,703,570	CP ALL Public Co. Ltd. (Thailand)	2,690,460
874,146	Philippine Seven Corp. (Philippines)	1,951,405
351,140	Shoprite Holdings Ltd. (South Africa)	6,957,978

		11,599,843

	Footwear 1.2%
49,400	Bata Shoe Co. Bangladesh Ltd. (Bangladesh)	321,867
530,540	Forus S.A. (Chile)	3,734,597

		4,056,464

	General Merchandise Stores 0.2%
163,076	Aeon Co. M Berhad (Malaysia)	664,627

	Household Appliances 0.0%
50,250	Singer Bangladesh Ltd. (Bangladesh)	105,681

	Household Products 1.5%
6,769	PT Unilever Indonesia Tbk (Indonesia)	15,882
45,670	Unilever Ghana Ltd. (Ghana)	288,045
15,292,067	Unilever Nigeria plc (Nigeria)	4,978,723

		5,282,650

	Hypermarkets & Super Centers 0.7%
6,000	Almacenes Exito S.A. (Colombia)	108,315
28,285	PriceSmart, Inc. (Costa Rica)	2,201,422

		2,309,737

	Industrial Conglomerates 1.2%
2,950,951	Innscor Africa Ltd. (Zimbabwe)	2,567,327
755,615	John Keells Holdings plc (Sri Lanka)	1,472,481

		4,039,808

	Industrial Gases 0.1%
71,000	Linde Bangladesh Ltd. (Bangladesh)	438,322

	Integrated Oil & Gas 0.9%
1,152,490	Ecopetrol S.A. (Colombia)	3,183,848

	Marine Ports & Services 2.1%
299,600	DP World Ltd. (United Arab Emirates)	4,203,388
1,390,798	International Container Terminal Services, Inc. (Philippines)	3,136,744

		7,340,132

	Metal & Glass Containers 0.4%
410,100	Nampak Ltd. (South Africa)	1,426,991

	Oil & Gas Exploration & Production 1.2%
711,410	Pakistan Oilfields Ltd. (Pakistan)	3,278,704
89,256	Zhaikmunai L.P. GDR (Kazakhstan)	892,560

		4,171,264

MARCH 31, 2013 (UNAUDITED)

Shares		Value

	Oil & Gas Refining & Marketing 1.0%
1,976,040	Chevron Lubricants Lanka plc (Sri Lanka)	$3,383,043

	Packaged Foods & Meats 22.3%
6,582,298	Agthia Group PJSC (United Arab Emirates)	4,516,034
1,125,733	Alicorp S.A. (Peru)	4,194,333
20,364,216	Cadbury Nigeria plc* (Nigeria)	4,495,412
15,581	Centrale Laitiere (Morocco)	2,692,839
6,651,700	Dairibord Holdings Ltd.* (Zimbabwe)	1,662,925
74,098	Dutch Lady Milk Industries Berhad (Malaysia)	1,139,049
1,114,000	Engro Foods Ltd.* (Pakistan)	1,438,917
1,004,386	FAN Milk Ltd. (Ghana)	2,840,792
1,420,700	Grupo Herdez S.A.B. de C.V. (Mexico)	5,229,310
4,084,031	Juhayna Food Industries (Egypt)	4,658,511
2,691	Ledo dd* (Croatia)	3,928,699
74,400	Nestlé Malaysia Berhad (Malaysia)	1,457,966
185,607	Nestlé Lanka plc (Sri Lanka)	2,460,116
2,496,371	Nestlé Nigeria plc (Nigeria)	14,831,797
6,776	Nestlé Pakistan Ltd. (Pakistan)	397,605
4,242,500	PT Indofood CBP Sukses Makmur Tbk (Indonesia)	4,191,201
80,637	Tiger Brands Ltd. (South Africa)	2,569,853
928,714	Ulker Biskuvi Sanayi AS (Turkey)	6,999,391
2,323,808	Universal Robina Corp. (Philippines)	6,409,423
142,500	Viet Nam Dairy Products JSC (Vietnam)	789,304
29,000	Vinacafe Bien Hoa JSC (Vietnam)	290,796

		77,194,273

	Personal Products 0.5%
23,552	Colgate-Palmolive Pakistan Ltd. (Pakistan)	437,569
41,100	Marico Bangladesh Ltd. (Bangladesh)	186,878
8,166	Unilever Pakistan Ltd. (Pakistan)	1,016,601

		1,641,048

	Pharmaceuticals 1.7%
342,535	Abbott Laboratories Pakistan Ltd. (Pakistan)	727,539
63,650	DHG Pharmaceutical JSC (Vietnam)	247,701
260,500	Egyptian International Pharmaceutical Industrial Co. (Egypt)	1,629,310
3,013,512	GlaxoSmithKline Consumer Nigeria plc* (Nigeria)	903,768
18,413,780	PT Kalbe Farma Tbk (Indonesia)	2,349,687

		5,858,005

	Publishing 0.6%
455,235	Nation Media Group Ltd. (Kenya)	1,996,645

	Restaurants 1.9%
1,062,830	Kuwait Foods Americana (Kuwait)	6,555,391

	Soft Drinks 2.8%
167,400	Coca-Cola Icecek A.S. (Turkey)	4,829,335
32,392,573	Pepsi-Cola Products Philippines, Inc.* (Philippines)	4,984,694

		9,814,029

	Specialized Finance 1.4%
70,577,365	Bolsa de Valores de Colombia (Colombia)	1,169,854
1,277,800	Bolsa Mexicana de Valores S.A.B. de C.V. (Mexico)	3,659,635

		4,829,489

	Specialty Chemicals 0.2%
2,479,953	Chemical and Allied Products plc (Nigeria)	586,711

	Tobacco 3.6%
202,700	British American Tobacco Bangladesh Co. Ltd. (Bangladesh)	2,344,908
877,003	British American Tobacco Kenya Ltd. (Kenya)	5,538,966
748,042	Ceylon Tobacco Co. plc (Sri Lanka)	4,626,942

		12,510,816

Shares		Value

	Wireless Telecommunication Services 2.9%
4,726,021	Econet Wireless Zimbabwe Ltd.* (Zimbabwe)	$3,308,215
37,898	MTN Group Ltd. (South Africa)	663,379
83,834,800	Safaricom Ltd. (Kenya)	6,079,248

		10,050,842

	Total Common Stocks (cost $286,906,951)	323,011,469

Principal Amount		Value

	SHORT-TERM INVESTMENTS 6.8%

	Repurchase Agreement 6.8%
$23,689,647	Repurchase Agreement dated 3/28/13, 0.01% due 4/1/13 with State Street Bank and Trust Co. collateralized by $24,280,000 of United States Treasury Notes 0.500% due 7/31/13; value: $24,167,899; repurchase proceeds: $23,689,673 (cost $23,689,647)	$23,689,647

	Total Short-Term Investments (cost $23,689,647)	23,689,647

	Total Investments (cost $310,596,598) 100.1%§	346,701,116

	Liabilities less Other Assets (0.1%)	(367,738)

	NET ASSETS 100.0%	$346,333,378

*Non-income producing.

§The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 3.32% (see Note 15).

GDR Global Depositary Receipt.

See Notes to Financial Statements.

WASATCH FRONTIER EMERGING SMALL COUNTRIES FUND (WAFMX) — Schedule of Investments (continued)

At March 31, 2013, Wasatch Frontier Emerging Small Countries Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Bangladesh	1.2
Botswana	0.5
Cambodia	3.5
Chile	1.2
Colombia	1.4
Costa Rica	0.7
Croatia	1.2
Egypt	2.0
Ghana	1.0
Indonesia	3.6
Kazakhstan	0.3
Kenya	12.5
Korea	1.1
Kuwait	2.9
Malaysia	2.6
Mexico	2.8
Morocco	2.7
Namibia	<0.1
Nigeria	15.1
Oman	0.7
Pakistan	5.0
Peru	3.5
Philippines	5.8
South Africa	8.2
Sri Lanka	6.5
Thailand	0.8
Turkey	3.7
Uganda	0.1
United Arab Emirates	4.3
United Kingdom	1.3
Vietnam	0.4
Zimbabwe	3.4

TOTAL	100.0%

WASATCH GLOBAL OPPORTUNITIES FUND (WAGOX) — Schedule of Investments	MARCH 31, 2013 (UNAUDITED)

Shares		Value

	COMMON STOCKS 96.2%

	Advertising 2.0%
138,619	REA Group Ltd. (Australia)	$3,999,963

	Apparel Retail 0.6%
87,240	Mr Price Group Ltd. (South Africa)	1,106,346

	Apparel, Accessories & Luxury Goods 2.5%
42,300	Gerry Weber International AG (Germany)	1,846,411
113,200	Salvatore Ferragamo Italia S.p.A. (Italy)	3,131,618

		4,978,029

	Application Software 1.2%
23,410	Ultimate Software Group, Inc.*	2,438,386

	Asset Management & Custody Banks 5.8%
505,800	Aberdeen Asset Management plc (United Kingdom)	3,297,046
13,902	Affiliated Managers Group, Inc.*	2,134,930
231,480	CETIP S.A. — Mercados Organizados (Brazil)	2,755,373
7,996	Partners Group Holding AG (Switzerland)	1,974,144
49,871	SEI Investments Co.	1,438,778

		11,600,271

	Automotive Retail 0.8%
38,669	Monro Muffler Brake, Inc.	1,535,546

	Biotechnology 2.4%
481,201	Abcam plc (United Kingdom)	3,270,439
40,000	Seattle Genetics, Inc.*	1,420,400

		4,690,839

	Casinos & Gaming 1.1%
2,596,800	NagaCorp Ltd. (Cambodia)	2,194,427

	Coal & Consumable Fuels 0.4%
504,500	PT Tambang Batubara Bukit Asam (Persero) Tbk (Indonesia)	747,600

	Commercial Printing 0.9%
118,516	InnerWorkings, Inc.*	1,794,332

	Commodity Chemicals 1.2%
395,600	Castrol India Ltd. (India)	2,307,363

	Computer Storage & Peripherals 0.7%
86,569	Fusion-io, Inc.*	1,417,134

	Construction Materials 3.3%
382,300	Cemex Latam Holdings S.A.* (Colombia)	2,869,341
641,000	PT Indocement Tunggal Prakarsa Tbk (Indonesia)	1,536,949
1,137,000	PT Semen Indonesia Persero Tbk (Indonesia)	2,070,996

		6,477,286

	Consumer Finance 3.3%
96,131	DFC Global Corp.*	1,599,620
671,044	Mahindra & Mahindra Financial Services Ltd. (India)	2,413,783
20,488	Portfolio Recovery Associates, Inc.*	2,600,337

		6,613,740

	Data Processing & Outsourced Services 3.0%
28,294	Syntel, Inc.	1,910,411
145,491	Wirecard AG (Germany)	4,019,336

		5,929,747

Shares		Value

	Diversified Banks 4.5%
98,300	Axis Bank Ltd. (India)	$2,360,285
310,800	IndusInd Bank Ltd. (India)	2,304,552
473,835	Security Bank Corp. (Philippines)	2,114,107
279,497	Yes Bank Ltd. (India)	2,213,863

		8,992,807

	Diversified Support Services 1.5%
85,562	Copart, Inc.*	2,933,065

	Drug Retail 0.8%
258,500	Clicks Group Ltd. (South Africa)	1,624,951

	Electrical Components & Equipment 1.0%
47,338	Polypore International, Inc.*	1,902,041

	Electronic Equipment & Instruments 1.3%
106,168	Oxford Instruments plc (United Kingdom)	2,668,567

	Electronic Manufacturing Services 1.0%
31,320	IPG Photonics Corp.	2,079,961

	Environmental & Facilities Services 1.0%
64,819	Tetra Tech, Inc.*	1,976,331

	Footwear 0.4%
66,170	Bata India Ltd. (India)	870,376

	Gold 1.2%
104,030	Koza Altin Isletmeleri A.S. (Turkey)	2,412,423

	Health Care Equipment 1.7%
216,708	Elekta AB, Class B (Sweden)	3,295,844

	Health Care Facilities 1.9%
45,485	Ensign Group, Inc. (The)	1,519,199
587,735	Life Healthcare Group Holdings Ltd. (South Africa)	2,204,369

		3,723,568

	Health Care Services 2.1%
23,160	Catamaran Corp.* (Canada)	1,228,175
23,752	CorVel Corp.*	1,175,486
40,450	IPC The Hospitalist Co., Inc.*	1,799,216

		4,202,877

	Health Care Technology 1.1%
22,500	athenahealth, Inc.*	2,183,400

	Hypermarkets & Super Centers 1.7%
24,000	PriceSmart, Inc. (Costa Rica)	1,867,920
87,500	Siam Makro Public Co. Ltd. (Thailand)	1,589,551

		3,457,471

	Industrial Machinery 3.6%
31,170	Graco, Inc.	1,808,795
39,255	IDEX Corp.	2,097,002
72,855	Rotork plc (United Kingdom)	3,213,235

		7,119,032

	Internet Retail 2.3%
99,080	MakeMyTrip Ltd.* (India)	1,377,212
126,900	Start Today Co. Ltd. (Japan)	1,570,231
90,037	Yoox S.p.A.* (Italy)	1,687,482

		4,634,925

	Internet Software & Services 2.2%
121,768	Envestnet, Inc.*	2,132,158
35,495	SPS Commerce, Inc.*	1,514,571
20,415	Vistaprint N.V.*	789,244

		4,435,973

WASATCH GLOBAL OPPORTUNITIES FUND (WAGOX) — Schedule of Investments (continued)

Shares		Value

	Leisure Facilities 0.9%
40,380	Life Time Fitness, Inc.*	$1,727,456

	Life & Health Insurance 1.0%
236,465	Discovery Ltd. (South Africa)	2,005,498

	Life Sciences Tools & Services 2.2%
41,835	Covance, Inc.*	3,109,177
63,979	Fluidigm Corp.*	1,184,251

		4,293,428

	Marine Ports & Services 2.2%
1,220,507	International Container Terminal Services, Inc. (Philippines)	2,752,677
110,400	Santos Brasil Participacoes S.A.** (Brazil)	1,653,605

		4,406,282

	Oil & Gas Equipment & Services 2.5%
6,900	Core Laboratories N.V.	951,648
38,818	ShawCor Ltd. (Canada)	1,644,753
60,900	TGS-NOPEC Geophysical Co. ASA (Norway)	2,309,490

		4,905,891

	Oil & Gas Exploration & Production 2.8%
676,266	Afren plc* (Nigeria)	1,456,399
76,072	Coastal Energy Co.* (Thailand)	1,451,841
202,252	Gran Tierra Energy, Inc.* (Colombia)	1,189,242
144,133	Zhaikmunai L.P. GDR (Kazakhstan)	1,441,330

		5,538,812

	Packaged Foods & Meats 2.2%
21,300	Calbee, Inc. (Japan)	1,727,639
33,629	GlaxoSmithKline Consumer Healthcare Ltd. (India)	2,598,745

		4,326,384

	Personal Products 0.7%
34,818	Herbalife Ltd.	1,303,934

	Pharmaceuticals 0.6%
34,914	Questcor Pharmaceuticals, Inc.	1,136,102

	Publishing 0.7%
53,504	Rightmove plc (United Kingdom)	1,447,227

	Real Estate Operating Companies 1.2%
83,500	Multiplan Empreendimentos Imobiliarios S.A. (Brazil)	2,401,984

	Regional Banks 0.9%
23,037	Signature Bank*	1,814,394

	Research & Consulting Services 1.2%
22,546	IHS, Inc., Class A*	2,361,017

	Restaurants 1.6%
348,114	Domino’s Pizza Group plc (United Kingdom)	3,185,407

	Semiconductors 2.4%
28,534	Hittite Microwave Corp.*	1,728,019
43,000	Microchip Technology, Inc.	1,580,680
34,818	Power Integrations, Inc.	1,511,449

		4,820,148

	Soft Drinks 1.9%
134,047	Coca-Cola Icecek A.S. (Turkey)	3,867,132

	Specialty Stores 2.7%
34,618	Hibbett Sports, Inc.*	1,947,955
3,466,300	Sa Sa International Holdings Ltd. (China)	3,340,000

		5,287,955

Shares		Value

	Systems Software 2.2%
29,201	Sourcefire, Inc.*	$1,729,575
129,000	Totvs S.A. (Brazil)	2,651,338

		4,380,913

	Trading Companies & Distributors 3.4%
78,330	MonotaRO Co. Ltd. (Japan)	3,780,357
33,870	MSC Industrial Direct Co., Inc., Class A	2,905,369

		6,685,726

	Trucking 3.2%
26,700	J.B. Hunt Transport Services, Inc.	1,988,616
150,940	Knight Transportation, Inc.	2,430,134
51,352	Old Dominion Freight Line, Inc.*	1,961,646

		6,380,396

	Wireless Telecommunication Services 1.2%
3,884,500	PT Tower Bersama Infrastructure Tbk* (Indonesia)	2,418,443

	Total Common Stocks (cost $138,660,258)	191,039,150

	WARRANTS 0.0%

	Health Care Equipment 0.0%
40,000	Cardica, Inc., expiring 9/29/14* *** †	2,000

	Total Warrants (cost $5,000)	2,000

Principal Amount		Value

	SHORT-TERM INVESTMENTS 3.3%

	Repurchase Agreement 3.3%
$6,545,903	Repurchase Agreement dated 3/28/13, 0.01% due 4/1/13 with State Street Bank and Trust Co. collateralized by $6,655,000 of United States Treasury Notes 0.625% due 5/31/17; value: $6,678,359; repurchase proceeds: $6,545,910 (cost $6,545,903)	$6,545,903

	Total Short-Term Investments (cost $6,545,903)	6,545,903

	Total Investments (cost $145,211,161) 99.5%§	197,587,053

	Other Assets less Liabilities 0.5%	893,810

	NET ASSETS 100.0%	$198,480,863

*Non-income producing.

**Common units.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 15).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 11).

§The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 3.62% (see Note 15).

GDR Global Depositary Receipt.

See Notes to Financial Statements.

MARCH 31, 2013 (UNAUDITED)

At March 31, 2013, Wasatch Global Opportunities Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Australia	2.1
Brazil	5.0
Cambodia	1.2
Canada	1.5
China	1.8
Colombia	2.1
Costa Rica	1.0
Germany	3.1
India	8.6
Indonesia	3.5
Italy	2.5
Japan	3.7
Kazakhstan	0.8
Nigeria	0.8
Norway	1.2
Philippines	2.5
South Africa	3.6
Sweden	1.7
Switzerland	1.0
Thailand	1.6
Turkey	3.3
United Kingdom	8.9
United States	38.5

TOTAL	100.0%

WASATCH HERITAGE GROWTH FUND (WAHGX) — Schedule of Investments

Shares		Value

	COMMON STOCKS 92.7%

	Aerospace & Defense 1.9%
15,030	TransDigm Group, Inc.	$2,298,388

	Air Freight & Logistics 3.1%
25,563	CH Robinson Worldwide, Inc.	1,519,976
61,612	Expeditors International of Washington, Inc.	2,200,165

		3,720,141

	Apparel Retail 3.5%
48,458	Ross Stores, Inc.	2,937,524
31,343	Urban Outfitters, Inc.*	1,214,228

		4,151,752

	Application Software 2.7%
40,070	ANSYS, Inc.*	3,262,499

	Asset Management & Custody Banks 6.7%
109,054	CETIP S.A. — Mercados Organizados (Brazil)	1,298,101
130,383	SEI Investments Co.	3,761,550
40,174	T. Rowe Price Group, Inc.	3,007,827

		8,067,478

	Automobile Manufacturers 1.3%
41,498	Tesla Motors, Inc.*	1,572,359

	Automotive Retail 0.9%
10,016	O’Reilly Automotive, Inc.*	1,027,141

	Communications Equipment 2.5%
18,114	F5 Networks, Inc.*	1,613,595
90,173	Riverbed Technology, Inc.*	1,344,480

		2,958,075

	Computer Storage & Peripherals 0.6%
40,327	Fusion-io, Inc.*	660,153

	Data Processing & Outsourced Services 2.4%
18,089	Alliance Data Systems Corp.*	2,928,428

	Distributors 2.8%
156,964	LKQ Corp.*	3,415,537

	Diversified Support Services 3.7%
129,526	Copart, Inc.*	4,440,151

	Electrical Components & Equipment 2.2%
64,251	Polypore International, Inc.*	2,581,605

	Electronic Components 4.0%
64,659	Amphenol Corp., Class A	4,826,794

	Electronic Manufacturing Services 1.4%
25,982	IPG Photonics Corp.	1,725,465

	Environmental & Facilities Services 1.2%
14,058	Stericycle, Inc.*	1,492,678

	Health Care Equipment 1.8%
53,062	St. Jude Medical, Inc.	2,145,827

	Health Care Services 2.6%
58,662	Catamaran Corp.* (Canada)	3,110,846

	Health Care Supplies 0.9%
31,155	Align Technology, Inc.*	1,044,004

	Industrial Machinery 2.2%
50,049	IDEX Corp.	2,673,618

Shares		Value

	IT Consulting & Other Services 5.1%
80,322	Cognizant Technology Solutions Corp., Class A*	$6,153,468

	Leisure Facilities 1.0%
28,017	Life Time Fitness, Inc.*	1,198,567

	Life Sciences Tools & Services 2.8%
44,946	Covance, Inc.*	3,340,387

	Oil & Gas Equipment & Services 4.9%
29,400	CARBO Ceramics, Inc.	2,677,458
23,119	Core Laboratories N.V.	3,188,572

		5,866,030

	Oil & Gas Exploration & Production 2.5%
151,310	Ultra Petroleum Corp.*	3,041,331

	Personal Products 1.3%
41,934	Herbalife Ltd.	1,570,428

	Regional Banks 2.7%
40,344	Signature Bank*	3,177,493

	Research & Consulting Services 4.4%
50,785	IHS, Inc., Class A*	5,318,205

	Restaurants 2.8%
62,830	Tim Hortons, Inc. (Canada)	3,412,926

	Semiconductors 6.4%
36,326	Linear Technology Corp.	1,393,829
109,846	Microchip Technology, Inc.	4,037,939
55,693	Silicon Laboratories, Inc.*	2,303,462

		7,735,230

	Specialized Finance 3.7%
19,902	IntercontinentalExchange, Inc.*	3,245,419
369,102	Power Finance Corp. Ltd. (India)	1,240,074

		4,485,493

	Trading Companies & Distributors 4.0%
55,528	MSC Industrial Direct Co., Inc., Class A	4,763,192

	Trucking 2.3%
37,154	J.B. Hunt Transport Services, Inc.	2,767,230

	Wireless Telecommunication Services 0.4%
108,344	NII Holdings, Inc.*	469,130

	Total Common Stocks (cost $81,210,643)	111,402,049

MARCH 31, 2013 (UNAUDITED)

Principal Amount		Value

	SHORT-TERM INVESTMENTS 7.5%

	Repurchase Agreement 7.5%
$9,003,455	Repurchase Agreement dated 3/28/13, 0.01% due 4/1/13 with State Street Bank and Trust Co. collateralized by $9,155,000 of United States Treasury Notes 0.625% due 5/31/17; value: $9,187,134; repurchase proceeds: $9,003,465 (cost $9,003,455)	$9,003,455

	Total Short-Term Investments (cost $9,003,455)	9,003,455

	Total Investments (cost $90,214,098) 100.2%	120,405,504

	Liabilities less Other Assets (0.2%)	(254,654)

	NET ASSETS 100.0%	$120,150,850

	*Non-income producing. See Notes to Financial Statements.

At March 31, 2013, Wasatch Heritage Growth Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Brazil	1.2
Canada	5.8
India	1.1
United States	91.9

TOTAL	100.0%

WASATCH INTERNATIONAL GROWTH FUND (WAIGX) — Schedule of Investments

Shares		Value

	COMMON STOCKS 93.5%

	Advertising 2.1%
627,204	REA Group Ltd. (Australia)	$18,098,477

	Apparel Retail 1.4%
362,806	United Arrows Ltd. (Japan)	12,476,639

	Apparel, Accessories & Luxury Goods 1.9%
615,285	Salvatore Ferragamo Italia S.p.A. (Italy)	17,021,532

	Application Software 3.4%
89,400	Aveva Group plc (United Kingdom)	3,073,975
474,662	Computer Modelling Group Ltd. (Canada)	9,848,128
3,161,599	Diligent Board Member Services, Inc.* (New Zealand)	16,523,309

		29,445,412

	Asset Management & Custody Banks 5.0%
2,559,074	Aberdeen Asset Management plc (United Kingdom)	16,681,265
7,049,271	ARA Asset Management Ltd. (Singapore)	10,914,120
605,975	CETIP S.A. — Mercados Organizados (Brazil)	7,213,094
36,504	Partners Group Holding AG (Switzerland)	9,012,526

		43,821,005

	Automotive Retail 1.2%
807,234	ARB Corp. Ltd. (Australia)	10,600,131

	Biotechnology 2.4%
3,081,068	Abcam plc (United Kingdom)	20,940,197

	Casinos & Gaming 2.0%
20,351,270	NagaCorp Ltd. (Cambodia)	17,197,850

	Coal & Consumable Fuels 0.8%
975,245	PT Indo Tambangraya Megah Tbk (Indonesia)	3,562,768
2,282,085	PT Tambang Batubara Bukit Asam (Persero) Tbk (Indonesia)	3,381,736

		6,944,504

	Construction Materials 2.3%
1,607,900	Cemex Latam Holdings S.A.* (Colombia)	12,068,046
3,366,371	PT Indocement Tunggal Prakarsa Tbk (Indonesia)	8,071,669

		20,139,715

	Consumer Finance 1.4%
3,342,000	Mahindra & Mahindra Financial Services Ltd. (India)	12,021,362

	Data Processing & Outsourced Services 2.2%
691,354	Wirecard AG (Germany)	19,099,352

	Diversified Banks 0.9%
1,849,803	Security Bank Corp. (Philippines)	8,253,254

	Drug Retail 2.4%
158,227	Cosmos Pharmaceutical Corp. (Japan)	20,587,844

	Electrical Components & Equipment 0.9%
1,553,200	Amara Raja Batteries Ltd. (India)	7,977,475

	Electronic Equipment & Instruments 3.7%
879,023	Halma plc (United Kingdom)	6,915,386
641,483	Oxford Instruments plc (United Kingdom)	16,123,881
319,508	Renishaw plc (United Kingdom)	8,918,949

		31,958,216

Shares		Value

	Gold 1.2%
383,800	Alamos Gold, Inc. (Canada)	$5,267,103
218,145	Koza Altin Isletmeleri A.S. (Turkey)	5,058,714

		10,325,817

	Health Care Equipment 1.7%
954,915	Elekta AB, Class B (Sweden)	14,523,003

	Health Care Technology 2.1%
378,501	EMIS Group plc (United Kingdom)	4,225,137
7,505	M3, Inc. (Japan)	14,512,167

		18,737,304

	Household Products 2.6%
305,256	Pigeon Corp. (Japan)	22,293,066

	Hypermarkets & Super Centers 2.3%
91,902	PriceSmart, Inc. (Costa Rica)	7,152,733
731,700	Siam Makro Public Co. Ltd. (Thailand)	13,292,279

		20,445,012

	Industrial Machinery 3.8%
170,400	KUKA AG* (Germany)	7,433,655
221,063	NORMA Group AG (Germany)	6,967,182
418,907	Rotork plc (United Kingdom)	18,475,690

		32,876,527

	Internet Retail 5.0%
267,822	ASOS plc* (United Kingdom)	13,614,083
888,450	Start Today Co. Ltd. (Japan)	10,993,471
1,905,322	Webjet Ltd. (Australia)	9,404,667
504,701	Yoox S.p.A.* (Italy)	9,459,156

		43,471,377

	Internet Software & Services 4.1%
1,736,195	carsales.com Ltd. (Australia)	16,995,073
146,516	Infomart Corp. (Japan)	3,971,678
598,239	Kakaku.com, Inc. (Japan)	14,728,623

		35,695,374

	IT Consulting & Other Services 0.6%
353,722	Bit-isle, Inc. (Japan)	4,918,341

	Leisure Products 1.5%
2,220,640	Merida Industry Co. Ltd. (Taiwan)	13,033,102

	Life & Health Insurance 1.1%
1,130,325	Discovery Ltd. (South Africa)	9,586,470

	Marine Ports & Services 1.7%
6,485,222	International Container Terminal Services, Inc. (Philippines)	14,626,481

	Multi-Sector Holdings 2.9%
18,481,080	First Pacific Co. Ltd. (Hong Kong)	25,045,049

	Oil & Gas Drilling 1.3%
320,193	Eurasia Drilling Co. Ltd. GDR (Russia)	11,366,852

	Oil & Gas Equipment & Services 3.5%
29,010	Core Laboratories N.V.	4,001,059
74,200	Schoeller-Bleckmann Oilfield Equipment AG (Austria)	7,430,825
194,740	ShawCor Ltd. (Canada)	8,251,305
293,404	TGS-NOPEC Geophysical Co. ASA (Norway)	11,126,660

		30,809,849

	Oil & Gas Exploration & Production 2.8%
2,501,200	Afren plc* (Nigeria)	5,386,555
215,923	Coastal Energy Co.* (Thailand)	4,120,911
970,142	Gran Tierra Energy, Inc.* (Colombia)	5,704,435
896,796	Premier Oil plc* (United Kingdom)	5,294,130
409,337	Zhaikmunai L.P. GDR (Kazakhstan)	4,093,370

		24,599,401

MARCH 31, 2013 (UNAUDITED)

Shares		Value

	Packaged Foods & Meats 4.7%
157,680	Calbee, Inc. (Japan)	$12,789,395
3,917,023	Super Group Ltd. (Singapore)	12,318,676
14,297,952	Vitasoy International Holdings Ltd. (Hong Kong)	16,134,546

		41,242,617

	Pharmaceuticals 1.4%
767,500	Glenmark Pharmaceuticals Ltd. (India)	6,524,103
45,997,700	PT Kalbe Farma Tbk (Indonesia)	5,869,529

		12,393,632

	Publishing 1.5%
495,951	Rightmove plc (United Kingdom)	13,414,952

	Real Estate Operating Companies 1.3%
397,100	Multiplan Empreendimentos Imobiliarios S.A. (Brazil)	11,423,087

	Research & Consulting Services 1.8%
378,314	ALS Ltd. (Australia)	4,124,733
94,688	DKSH Holding AG* (Switzerland)	8,481,012
71,545	Nihon M&A Center, Inc. (Japan)	3,152,482

		15,758,227

	Restaurants 2.2%
356,400	Domino’s Pizza Enterprises Ltd. (Australia)	4,290,345
1,657,946	Domino’s Pizza Group plc (United Kingdom)	15,170,988

		19,461,333

	Soft Drinks 2.3%
687,408	Coca-Cola Icecek A.S. (Turkey)	19,831,084

	Specialty Chemicals 0.3%
105,400	Victrex plc (United Kingdom)	2,657,267

	Specialty Stores 3.6%
4,346,654	L’Occitane International S.A. (Luxembourg)	13,214,352
18,481,986	Sa Sa International Holdings Ltd. (China)	17,808,570

		31,022,922

	Thrifts & Mortgage Finance 0.6%
1,383,955	Gruh Finance Ltd. (India)	5,421,233

	Trading Companies & Distributors 1.6%
285,728	MonotaRO Co. Ltd. (Japan)	13,789,785

	Total Common Stocks (cost $652,638,579)	815,352,129

Principal Amount		Value

	SHORT-TERM INVESTMENTS 5.8%

	Repurchase Agreement 5.8%
$50,924,585	Repurchase Agreement dated 3/28/13, 0.01% due 4/1/13 with State Street Bank and Trust Co. collateralized by $50,805,000 of United States Treasury Notes 1.000% due 3/31/17; value: $51,947,909; repurchase proceeds: $50,924,641 (cost $50,924,585)	$50,924,585

	Total Short-Term Investments (cost $50,924,585)	50,924,585

	Total Investments (cost $703,563,164) 99.3%§	866,276,714

	Other Assets less Liabilities 0.7%	5,720,535

	NET ASSETS 100.0%	$871,997,249

*Non-income producing.

§The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 3.90% (see Note 15).

GDR Global Depositary Receipt.

See Notes to Financial Statements.

At March 31, 2013, Wasatch International Growth Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Australia	7.8
Austria	0.9
Brazil	2.3
Cambodia	2.1
Canada	2.9
China	2.2
Colombia	2.2
Costa Rica	0.9
Germany	4.1
Hong Kong	5.0
India	3.9
Indonesia	2.6
Italy	3.2
Japan	16.5
Kazakhstan	0.5
Luxembourg	1.6
New Zealand	2.0
Nigeria	0.7
Norway	1.4
Philippines	2.8
Russia	1.4
Singapore	2.8
South Africa	1.2
Sweden	1.8
Switzerland	2.1
Taiwan	1.6
Thailand	2.1
Turkey	3.1
United Kingdom	17.8
United States	0.5

TOTAL	100.0%

WASATCH INTERNATIONAL OPPORTUNITIES FUND (WAIOX) — Schedule of Investments

Shares		Value

	COMMON STOCKS 97.3%

	Apparel Retail 2.6%
2,247,700	Giordano International Ltd. (Hong Kong)	$2,235,293
6,879,490	Padini Holdings Berhad (Malaysia)	4,265,661

		6,500,954

	Apparel, Accessories & Luxury Goods 2.8%
36,908	Gerry Weber International AG (Germany)	1,611,048
36,300	Page Industries Ltd. (India)	2,224,085
163,206	Ted Baker plc (United Kingdom)	3,222,299

		7,057,432

	Application Software 2.5%
163,000	Computer Modelling Group Ltd. (Canada)	3,381,869
1,539,295	Technology One Ltd. (Australia)	2,829,198

		6,211,067

	Auto Parts & Equipment 0.7%
69,407	WABCO India Ltd. (India)	1,762,440

	Biotechnology 1.7%
614,468	Abcam plc (United Kingdom)	4,176,176

	Brewers 3.0%
362,475	Carlsberg Brewery Malaysia Berhad (Malaysia)	1,615,422
116,213	Olvi Oyj, Class A (Finland)	3,173,257
30,857	Royal UNIBREW A/S (Denmark)	2,744,643

		7,533,322

	Building Products 2.3%
1,221,251	Dynasty Ceramic Public Co. Ltd. (Thailand)	2,595,966
12,743,000	PT Arwana Citramulia Tbk (Indonesia)	3,114,446

		5,710,412

	Commodity Chemicals 3.4%
1,224,627	Berger Paints India Ltd. (India)	4,401,672
130,700	Tikkurila Oyj (Finland)	2,747,833
518,400	Yung Chi Paint & Varnish Manufacturing Co. Ltd. (Taiwan)	1,243,016

		8,392,521

	Construction & Engineering 0.3%
17,300	Badger Daylighting Ltd. (Canada)	687,405

	Construction & Farm Machinery & Heavy Trucks 0.8%
41,645	Eicher Motors Ltd. (India)	1,950,074

	Construction Materials 0.9%
6,997,973	Diamond Building Products Public Co. Ltd. (Thailand)	2,162,597

	Data Processing & Outsourced Services 1.8%
80,000	GMO Payment Gateway, Inc. (Japan)	1,868,396
97,380	Wirecard AG (Germany)	2,690,221

		4,558,617

	Department Stores 1.9%
1,921,057	Parkson Retail Asia Ltd. (Malaysia)	2,540,548
727,100	Poya Co. Ltd. (Taiwan)	2,314,854

		4,855,402

	Diversified Banks 1.4%
4,170,000	EastWest Banking Corp.* (Philippines)	3,412,072

	Diversified Support Services 0.4%
256,000	Vicom Ltd. (Singapore)	1,059,011

Shares		Value

	Drug Retail 3.9%
37,353	Cosmos Pharmaceutical Corp. (Japan)	$4,860,218
60,900	Kusuri No Aoki Co. Ltd. (Japan)	4,758,318

		9,618,536

	Electrical Components & Equipment 1.3%
648,140	Amara Raja Batteries Ltd. (India)	3,328,947

	Electronic Equipment & Instruments 1.5%
144,245	Oxford Instruments plc (United Kingdom)	3,625,644

	Food Distributors 1.2%
8,727,000	Premier Marketing Public Co. Ltd. (Thailand)	3,129,025

	Food Retail 4.9%
2,942,000	Convenience Retail Asia Ltd. (Hong Kong)	2,236,009
1,870,822	Philippine Seven Corp. (Philippines)	4,176,342
3,230,000	PT Sumber Alfaria Trijaya Tbk (Indonesia)	2,160,535
87,042	Rami Levi Chain Stores Hashikma Marketing 2006 Ltd. (Israel)	3,525,691

		12,098,577

	Footwear 0.7%
125,520	Bata India Ltd. (India)	1,651,044

	General Merchandise Stores 1.0%
98,972	Seria Co. Ltd. (Japan)	2,464,042

	Gold 1.3%
139,704	Koza Altin Isletmeleri A.S. (Turkey)	3,239,692

	Health Care Facilities 2.0%
1,231,430	KPJ Healthcare Berhad (Malaysia)	2,362,246
958,205	Raffles Medical Group Ltd. (Singapore)	2,534,402

		4,896,648

	Health Care Supplies 1.6%
8,806	Sartorius Stedim Biotech (France)	1,174,040
138,500	St. Shine Optical Co. Ltd. (Taiwan)	2,769,768

		3,943,808

	Home Improvement Retail 0.8%
139,513	Cashbuild Ltd. (South Africa)	1,893,414

	Household Products 2.5%
83,762	Pigeon Corp. (Japan)	6,117,199

	Hypermarkets & Super Centers 1.1%
2,822,900	Puregold Price Club, Inc. (Philippines)	2,772,191

	Industrial Machinery 2.2%
61,700	FAG Bearings India Ltd. (India)	1,668,795
735,200	Howden Africa Holdings Ltd. (South Africa)	2,470,550
132,047	SKF India Ltd. (India)	1,336,627

		5,475,972

	Internet Retail 1.6%
529,300	Webjet Ltd. (Australia)	2,612,624
68,969	Yoox S.p.A.* (Italy)	1,292,624

		3,905,248

	Internet Software & Services 2.2%
69,000	Infomart Corp. (Japan)	1,870,416
169,633	iomart Group plc (United Kingdom)	592,549
119,110	Kakaku.com, Inc. (Japan)	2,932,484

		5,395,449

	IT Consulting & Other Services 2.7%
200,902	Bit-isle, Inc. (Japan)	2,793,450
731,925	EOH Holdings Ltd. (South Africa)	3,940,826

		6,734,276

MARCH 31, 2013 (UNAUDITED)

Shares		Value

	Marine Ports & Services 0.5%
346,100	Veripos, Inc.* (Norway)	$1,304,382

	Metal & Glass Containers 0.9%
119,158	Winpak Ltd. (Canada)	2,262,420

	Office Services & Supplies 2.3%
92,804	Adel Kalemcilik Ticaret ve Sanayi AS (Turkey)	2,702,930
15,625,000	PT Astra Graphia Tbk (Indonesia)	2,990,738

		5,693,668

	Oil & Gas Exploration & Production 0.8%
99,210	Coastal Energy Co.* (Thailand)	1,893,432

	Oil & Gas Refining & Marketing 1.5%
12,619	Hankook Shell Oil Co. Ltd. (Korea)	3,629,409

	Packaged Foods & Meats 15.0%
566,900	Clover Industries Ltd. (South Africa)	1,044,677
1,810,000	Del Monte Pacific Ltd. (Singapore)	1,306,306
62,902	Dutch Lady Milk Industries Berhad (Malaysia)	966,942
1,069,300	Grupo Herdez S.A.B. de C.V. (Mexico)	3,935,877
398,700	Malee Sampran Factory Public Co. Ltd. (Thailand)	1,946,870
1,566,700	Oldtown Berhad (Malaysia)	1,244,657
1,253,000	Petra Foods Ltd. (Indonesia)	4,203,274
275,293	Pinar Sut Mamulleri Sanayii A.S. (Turkey)	2,333,185
3,265,000	PT Nippon Indosari Corpindo Tbk (Indonesia)	2,419,141
40,085,400	RFM Corp. (Philippines)	4,620,848
832,415	Standard Foods Corp. (Taiwan)	2,505,387
1,700,800	Super Group Ltd. (Singapore)	5,348,859
3,743,120	Vitasoy International Holdings Ltd. (Hong Kong)	4,223,929
4,778	Wawel S.A. (Poland)	1,165,831

		37,265,783

	Photographic Products 0.6%
14,147,500	PT Modern Internasional Tbk (Indonesia)	1,455,879

	Regional Banks 0.7%
345,400	Banregio Grupo Financiero S.A.B. de C.V.* (Mexico)	1,798,676

	Research & Consulting Services 1.8%
100,800	Nihon M&A Center, Inc. (Japan)	4,441,544

	Restaurants 7.6%
313,067	Domino’s Pizza Enterprises Ltd. (Australia)	3,768,702
450,900	Fairwood Holdings Ltd. (Hong Kong)	975,817
501,188	Famous Brands Ltd. (South Africa)	4,666,813
142,700	Hiday Hidaka Corp. (Japan)	3,058,182
1,988,137	Spur Corp. Ltd. (South Africa)	6,333,918

		18,803,432

	Soft Drinks 2.1%
33,427,532	Pepsi-Cola Products Philippines, Inc.* (Philippines)	5,143,957

	Specialty Chemicals 1.2%
673,719	DuluxGroup Ltd. (Australia)	3,122,019

	Tires & Rubber 0.4%
199,183	Goodyear India Ltd. (India)	943,600

	Tobacco 0.5%
26,488	Godfrey Phillips India Ltd. (India)	1,328,543

	Trading Companies & Distributors 2.4%
33,727	Indutrade AB (Sweden)	1,184,513
99,986	MonotaRO Co. Ltd. (Japan)	4,825,518

		6,010,031

Shares		Value

	Total Common Stocks (cost $169,411,139)	$241,415,989

Principal Amount		Value

	SHORT-TERM INVESTMENTS 3.4%

	Repurchase Agreement 3.4%
$8,399,722	Repurchase Agreement dated 3/28/13, 0.01% due 4/1/13 with State Street Bank and Trust Co. collateralized by $8,610,000 of United States Treasury Notes 0.500% due 7/31/17; value: $8,570,248; repurchase proceeds: $8,399,732 (cost $8,399,722)	$8,399,722

	Total Short-Term Investments (cost $8,399,722)	8,399,722

	Total Investments (cost $177,810,861) 100.7%§	249,815,711

	Liabilities less Other Assets (0.7%)	(1,856,177)

	NET ASSETS 100.0%	$247,959,534

*Non-income producing.

§The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 7.15% (see Note 15).

See Notes to Financial Statements.

At March 31, 2013, Wasatch International Opportunities Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Australia	5.1
Canada	2.6
Denmark	1.1
Finland	2.5
France	0.5
Germany	1.8
Hong Kong	4.0
India	8.5
Indonesia	6.8
Israel	1.5
Italy	0.5
Japan	16.6
Korea	1.5
Malaysia	5.4
Mexico	2.4
Norway	0.5
Philippines	8.3
Poland	0.5
Singapore	4.2
South Africa	8.4
Sweden	0.5
Taiwan	3.7
Thailand	4.9
Turkey	3.4
United Kingdom	4.8

TOTAL	100.0%

WASATCH LARGE CAP VALUE FUND (FMIEX / WILCX) — Schedule of Investments

Shares		Value

	COMMON STOCKS 91.9%

	Aerospace & Defense 3.5%
188,751	L-3 Communications Holdings, Inc.	$15,273,731
235,000	Raytheon Co.	13,815,650
234,000	Rockwell Collins, Inc.	14,770,080

		43,859,461

	Agricultural Products 1.6%
612,368	Archer Daniels Midland Co.	20,655,173

	Asset Management & Custody Banks 3.2%
85,000	BlackRock, Inc.	21,834,800
335,000	Northern Trust Corp.	18,277,600

		40,112,400

	Auto Parts & Equipment 1.5%
543,000	Johnson Controls, Inc.	19,043,010

	Automobile Manufacturers 1.4%
1,362,000	Ford Motor Co.	17,910,300

	Communications Equipment 1.4%
385,000	Harris Corp.	17,840,900

	Computer Hardware 1.5%
43,350	Apple, Inc.	19,188,011

	Construction & Farm Machinery & Heavy Trucks 1.2%
173,295	Deere & Co.	14,899,904

	Department Stores 0.9%
281,000	Macy’s, Inc.	11,757,040

	Diversified Metals & Mining 0.6%
230,000	Freeport-McMoRan Copper & Gold, Inc.	7,613,000

	Drug Retail 3.3%
415,000	CVS Caremark Corp.	22,820,850
394,000	Walgreen Co.	18,785,920

		41,606,770

	Electric Utilities 3.1%
280,666	Duke Energy Corp.	20,373,545
246,000	NextEra Energy, Inc.	19,109,280

		39,482,825

	Electrical Components & Equipment 1.5%
328,230	Emerson Electric Co.	18,338,210

	Environmental & Facilities Services 1.7%
543,000	Waste Management, Inc.	21,291,030

	Fertilizers & Agricultural Chemicals 0.7%
210,000	Potash Corp. of Saskatchewan, Inc. (Canada)	8,242,500

	Food Distributors 1.8%
631,000	Sysco Corp.	22,192,270

	Gold 1.2%
523,000	Barrick Gold Corp. (Canada)	15,376,200

	Health Care Distributors 1.9%
220,798	McKesson Corp.	23,837,352

	Health Care Equipment 6.0%
368,000	Abbott Laboratories	12,997,760
245,644	C.R. Bard, Inc.	24,756,002
436,000	Medtronic, Inc.	20,474,560
232,000	Zimmer Holdings, Inc.	17,451,040

		75,679,362

Shares		Value

	Home Improvement Retail 0.9%
302,000	Lowe’s Cos., Inc.	$11,451,840

	Household Products 2.0%
60,255	Energizer Holdings, Inc.	6,009,231
195,000	Kimberly-Clark Corp.	19,106,100

		25,115,331

	Hypermarkets & Super Centers 1.9%
319,000	Wal-Mart Stores, Inc.	23,870,770

	Industrial Machinery 1.2%
158,000	Parker Hannifin Corp.	14,469,640

	Insurance Brokers 1.5%
486,000	Marsh & McLennan Cos., Inc.	18,453,420

	Integrated Oil & Gas 1.6%
121,000	Chevron Corp.	14,377,220
77,000	Occidental Petroleum Corp.	6,034,490

		20,411,710

	Integrated Telecommunication Services 1.7%
577,760	AT&T, Inc.	21,198,014

	Investment Banking & Brokerage 1.8%
152,450	Goldman Sachs Group, Inc. (The)	22,433,017

	Life & Health Insurance 2.2%
346,000	MetLife, Inc.	13,154,920
511,000	Unum Group	14,435,750

		27,590,670

	Managed Health Care 1.5%
283,000	WellPoint, Inc.	18,743,090

	Multi-Line Insurance 2.0%
558,809	Loews Corp.	24,626,713

	Oil & Gas Drilling 1.5%
321,210	Ensco plc, Class A	19,272,600

	Oil & Gas Equipment & Services 3.2%
441,000	Halliburton Co.	17,820,810
321,616	National Oilwell Varco, Inc.	22,754,332

		40,575,142

	Oil & Gas Exploration & Production 4.6%
232,000	Anadarko Petroleum Corp.	20,288,400
215,000	ConocoPhillips	12,921,500
727,000	Marathon Oil Corp.	24,514,440

		57,724,340

	Oil & Gas Storage & Transportation 3.1%
783,000	Spectra Energy Corp.	24,077,250
393,000	Williams Cos., Inc. (The)	14,721,780

		38,799,030

	Other Diversified Financial Services 2.2%
583,000	JPMorgan Chase & Co.	27,669,180

	Packaged Foods & Meats 0.7%
158,000	Kraft Foods Group, Inc.	8,141,740

	Pharmaceuticals 5.2%
105,000	Johnson & Johnson	8,560,650
424,000	Merck & Co., Inc.	18,753,520
647,000	Pfizer, Inc.	18,672,420
481,780	Teva Pharmaceutical Industries Ltd. ADR (Israel)	19,117,030

		65,103,620

MARCH 31, 2013 (UNAUDITED)

Shares		Value

	Property & Casualty Insurance 4.3%
519,000	Allstate Corp. (The)	$25,467,330
337,735	Travelers Cos., Inc. (The)	28,433,910

		53,901,240

	Regional Banks 2.0%
377,000	PNC Financial Services Group, Inc.	25,070,500

	Semiconductors 2.0%
1,170,000	Intel Corp.	25,564,500

	Specialized REITs 1.6%
649,000	Weyerhaeuser Co.	20,365,620

	Steel 0.7%
177,000	Nucor Corp.	8,168,550

	Systems Software 2.9%
219,009	Check Point Software Technologies Ltd.* (Israel)	10,291,233
934,000	Microsoft Corp.	26,721,740

		37,012,973

	Water Utilities 1.6%
478,000	American Water Works Co., Inc.	19,808,320

	Total Common Stocks (cost $809,265,235)	1,154,467,288

Principal Amount		Value

	SHORT-TERM INVESTMENTS 8.0%

	Repurchase Agreement 8.0%
$100,859,370	Repurchase Agreement dated 3/28/13, 0.01% due 4/1/13 with State Street Bank and Trust Co. collateralized by $100,615,000 of United States Treasury Notes 1.000% due 3/31/17; value: $102,878,435; repurchase proceeds: $100,859,482 (cost $100,859,370)	$100,859,370

	Total Short-Term Investments (cost $100,859,370)	100,859,370

	Total Investments (cost $910,124,605) 99.9%	1,255,326,658

	Other Assets less Liabilities 0.1%	947,333

	NET ASSETS 100.0%	$1,256,273,991

	*Non-income producing. ADR American Depositary Receipt. REIT Real Estate Investment Trust. See Notes to Financial Statements.

At March 31, 2013, Wasatch Large Cap Value Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Canada	2.0
Israel	2.6
United States	95.4

TOTAL	100.0%

WASATCH LONG/SHORT FUND (FMLSX / WILSX) — Schedule of Investments

Shares		Value

	COMMON STOCKS 81.1%

	Advertising 2.2%
3,064,118	Interpublic Group of Cos., Inc. (The)	$39,925,458

	Airlines 2.0%
2,769,700	Southwest Airlines Co.	37,335,556

	Apparel Retail 1.0%
607,452	ANN, Inc.*	17,628,257

	Automobile Manufacturers 2.6%
1,750,400	General Motors Co.* ‡	48,696,128

	Automotive Retail 0.7%
1,126,430	Pep Boys — Manny, Moe & Jack (The)*	13,280,610

	Communications Equipment 2.3%
2,040,600	Cisco Systems, Inc.‡	42,668,946

	Computer & Electronics Retail 0.8%
527,800	GameStop Corp., Class A‡	14,762,566

	Computer Hardware 6.6%
193,873	Apple, Inc.‡	85,814,006
2,687,438	Silicon Graphics International Corp.* ‡‡	36,952,272

		122,766,278

	Construction & Engineering 1.2%
933,488	Aegion Corp.*	21,610,247

	Data Processing & Outsourced Services 2.7%
1,622,279	Convergys Corp.	27,627,411
468,607	Global Payments, Inc.	23,271,024

		50,898,435

	Electrical Components & Equipment 0.6%
306,913	General Cable Corp.*	11,242,223

	Electronic Equipment & Instruments 0.5%
197,900	Itron, Inc.*	9,182,560

	Environmental & Facilities Services 1.3%
722,352	Republic Services, Inc.‡	23,837,616

	Fertilizers & Agricultural Chemicals 3.2%
1,000,400	Mosaic Co. (The)‡	59,633,844

	General Merchandise Stores 1.6%
435,300	Target Corp.‡	29,796,285

	Gold 1.1%
1,338,099	Yamana Gold, Inc. (Canada)	20,539,820

	Health Care Equipment 1.6%
352,900	Medtronic, Inc.‡	16,572,184
208,800	Stryker Corp.‡	13,622,112

		30,194,296

	Health Care Services 1.9%
611,201	Express Scripts Holding Co.*	35,235,738

	Household Appliances 0.8%
580,500	iRobot Corp.*	14,895,630

	Insurance Brokers 1.3%
377,000	Aon plc	23,185,500

	IT Consulting & Other Services 0.6%
795,703	Saic, Inc.	10,781,776

Shares		Value

	Life & Health Insurance 3.7%
672,700	MetLife, Inc.‡	$25,576,054
1,543,900	Unum Group‡	43,615,175

		69,191,229

	Multi-Line Insurance 3.5%
1,465,171	Loews Corp.‡	64,570,086

	Oil & Gas Drilling 8.0%
464,100	Ensco plc, Class A	27,846,000
298,857	Helmerich & Payne, Inc.	18,140,620
861,260	Noble Corp.‡	32,857,069
2,139,811	Patterson-UTI Energy, Inc.	51,013,094
398,175	Unit Corp.*	18,136,871

		147,993,654

	Oil & Gas Equipment & Services 3.8%
992,700	Halliburton Co.‡	40,115,007
434,095	National Oilwell Varco, Inc.	30,712,221

		70,827,228

	Oil & Gas Exploration & Production 10.4%
1,801,792	Bill Barrett Corp.*‡	36,522,324
417,500	ConocoPhillips	25,091,750
4,879,732	Denbury Resources, Inc.*	91,007,002
490,380	Energen Corp.‡	25,504,664
970,970	Swift Energy Co.*	14,380,065

		192,505,805

	Other Diversified Financial Services 0.9%
390,700	Citigroup, Inc.	17,284,568

	Personal Products 0.9%
848,392	Avon Products, Inc.	17,587,166

	Pharmaceuticals 1.8%
330,800	Novartis AG ADR (Switzerland)	23,566,192
318,016	Questcor Pharmaceuticals, Inc.	10,348,241

		33,914,433

	Property & Casualty Insurance 2.1%
1,178,200	CNA Financial Corp.‡	38,515,358

	Regional Banks 0.5%
537,700	Fifth Third Bancorp‡	8,769,887

	Research & Consulting Services 0.5%
748,352	Resources Connection, Inc.	9,504,070

	Semiconductors 1.5%
1,233,129	Intel Corp.	26,943,869

	Specialized Consumer Services 1.7%
538,798	Coinstar, Inc.*‡	31,476,579

	Steel 0.5%
621,400	Commercial Metals Co.	9,849,190

	Systems Software 2.7%
1,108,500	Microsoft Corp.‡	31,714,185
589,100	Oracle Corp.	19,051,494

		50,765,679

	Trucking 0.8%
949,900	Knight Transportation, Inc.	15,293,390

	Wireless Telecommunication Services 1.2%
779,500	Vodafone Group plc ADR (United Kingdom)	22,145,595

	Total Common Stocks (cost $1,259,381,344)	1,505,235,555

MARCH 31, 2013 (UNAUDITED)

Principal Amount		Value

	SHORT-TERM INVESTMENTS 18.8%

	Repurchase Agreement 18.8%
$349,751,080	Repurchase Agreement dated 3/28/13, 0.01% due 4/1/13 with State Street Bank and Trust Co. collateralized by $349,115,000 of United States Treasury Notes 0.500% due 7/31/17; value: $3,200,156; United States Treasury Notes 0.625% due 5/31/17; value: $6,713,482; United States Treasury Notes 0.625% due 9/30/17; value: $340,461; United States Treasury Notes 1.000% due 3/31/17; value: $346,493,220; repurchase proceeds: $349,751,469‡ (cost $349,751,080)	$349,751,080

	Total Short-Term Investments (cost $349,751,080)	349,751,080

	Total Investments (cost $1,609,132,424) 99.9%	1,854,986,635

	Other Assets less Liabilities 0.1%	1,959,114

	NET ASSETS 100.0%	$1,856,945,749

Number of Contracts		Value

	CALL OPTIONS WRITTEN 0.5%

	Automobile Manufacturers 0.1%
3,980	General Motors Co., expiring 6/22/13, exercise price $28	$501,480
2,599	General Motors Co., expiring 6/22/13, exercise price $29	226,113

		727,593

	Communications Equipment 0.0%
3,826	Cisco Systems, Inc., expiring 5/18/13, exercise price $20	474,424

	Computer & Electronics Retail 0.0%
2,880	GameStop Corp., Class A, expiring 4/20/13, exercise price $27	446,400

	Computer Hardware 0.1%
1,250	Apple, Inc., expiring 6/22/13, exercise price $455	2,376,250
239	Apple, Inc., expiring 4/20/13, exercise price $480	38,957

		2,415,207

	Fertilizers & Agricultural Chemicals 0.0%
2,284	Mosaic Co. (The), expiring 6/22/13, exercise price $60	534,456

	Oil & Gas Drilling 0.0%
2,185	Noble Corp., expiring 6/22/13, exercise price $40	294,975

	Oil & Gas Exploration & Production 0.2%
1,988	Bill Barrett Corp., expiring 6/22/13, exercise price $17.50	675,920
1,974	Bill Barrett Corp., expiring 9/21/13, exercise price $17.50	799,470
5,681	Bill Barrett Corp., expiring 6/22/13, exercise price $20	1,036,783

		2,512,173

Number of Contracts		Value

	Specialized Consumer Services 0.1%
1,342	Coinstar, Inc., expiring 4/20/13, exercise price $52.50	$805,200
2,000	Coinstar, Inc., expiring 4/20/13, exercise price $55	760,000
450	Coinstar, Inc., expiring 7/20/13, exercise price $60	128,250

		1,693,450

	Total Call Options Written (premium $9,815,208)	9,098,678

Shares		Value

	SECURITIES SOLD SHORT 10.1%

	Aerospace & Defense 1.0%
207,613	Boeing Co. (The)	$17,823,576

	Apparel, Accessories & Luxury Goods 0.7%
226,648	Michael Kors Holdings Ltd.*	12,871,340

	Automotive Retail 0.7%
300,000	CarMax, Inc.*	12,510,000

	Diversified Chemicals 0.8%
449,500	Dow Chemical Co. (The)	14,312,080

	Integrated Oil & Gas 1.3%
276,769	Exxon Mobil Corp.	24,939,655

	Integrated Telecommunication Services 1.6%
595,707	Verizon Communications, Inc.	29,278,999

	Packaged Foods & Meats 0.5%
199,605	General Mills, Inc.	9,842,522

	Restaurants 1.0%
317,600	Starbucks Corp.	18,090,496

	Retail REITs 0.8%
296,905	Regency Centers Corp.	15,709,244

	Specialty Stores 1.0%
273,063	Tiffany & Co.	18,988,801

	Tires & Rubber 0.7%
1,027,128	Goodyear Tire & Rubber Co. (The)*	12,952,084

	Total Securities Sold Short (proceeds $166,608,399)	187,318,797

*Non-income producing.

‡All or a portion of this security has been designated as collateral for short sales and call options written (see Notes 3, 4 and 7).

‡‡Affiliated company (see Note 10).

ADR American Depositary Receipt.

REIT Real Estate Investment Trust.

See Notes to Financial Statements.

At March 31, 2013, Wasatch Long/Short Fund’s investments, excluding short-term investments, call options written and securities sold short, were in the following countries:

Country	%
Canada	1.3
Switzerland	1.6
United Kingdom	1.5
United States	95.6

TOTAL	100.0%

WASATCH MICRO CAP FUND (WMICX) — Schedule of Investments

Shares		Value

	COMMON STOCKS 94.7%

	Alternative Carriers 1.1%
397,604	inContact, Inc.*	$3,216,616

	Apparel Retail 2.9%
167,159	Body Central Corp.*	1,571,295
128,785	rue21, Inc.*	3,784,991
131,171	Zumiez, Inc.*	3,003,816

		8,360,102

	Apparel, Accessories & Luxury Goods 0.9%
43,510	Page Industries Ltd. (India)	2,665,838

	Application Software 10.9%
151,821	Ellie Mae, Inc.*	3,651,295
257,970	Exa Corp.*	2,455,874
125,646	Interactive Intelligence Group, Inc.*	5,572,400
134,910	PROS Holdings, Inc.*	3,665,505
60,422	RealPage, Inc.*	1,251,340
333,506	Tangoe, Inc.*	4,132,139
72,611	Tyler Technologies, Inc.*	4,448,150
59,526	Ultimate Software Group, Inc.*	6,200,228

		31,376,931

	Asset Management & Custody Banks 2.1%
19,712	Diamond Hill Investment Group, Inc.	1,533,791
23,862	Virtus Investment Partners, Inc.*	4,445,013

		5,978,804

	Automotive Retail 1.6%
116,260	Monro Muffler Brake, Inc.	4,616,685

	Biotechnology 2.6%
496,548	Abcam plc (United Kingdom)	3,374,743
258,770	Exact Sciences Corp.*	2,535,946
566,169	NeurogesX, Inc.* ***	5,662
159,440	Sangamo Biosciences, Inc.*	1,524,246

		7,440,597

	Commercial Printing 2.1%
394,596	InnerWorkings, Inc.*	5,974,183

	Computer Storage & Peripherals 0.5%
290,211	Intevac, Inc.*	1,369,796

	Consumer Electronics 0.2%
137,391	Skullcandy, Inc.*	725,425

	Consumer Finance 4.4%
320,494	DFC Global Corp.*	5,333,020
132,803	Encore Capital Group, Inc.*	3,997,370
169,972	Regional Management Corp.*	3,433,435

		12,763,825

	Data Processing & Outsourced Services 3.9%
120,511	ExlService Holdings, Inc.*	3,962,401
239,302	Higher One Holdings, Inc.*	2,127,395
187,302	Wirecard AG (Germany)	5,174,407

		11,264,203

	Diversified Banks 1.7%
4,154,569	City Union Bank Ltd. (India)	4,020,797
1,038,642	City Union Bank Ltd. — Partly Paid-up Equity Shares* (India)	772,054

		4,792,851

	Electronic Manufacturing Services 0.8%
36,316	IPG Photonics Corp.	2,411,746

Shares		Value

	Environmental & Facilities Services 1.8%
185,549	Heritage-Crystal Clean, Inc.*	$2,801,790
594,574	RPS Group plc (United Kingdom)	2,413,744

		5,215,534

	General Merchandise Stores 1.4%
346,470	Gordmans Stores, Inc.*	4,057,164

	Health Care Distributors 1.1%
24,326	MWI Veterinary Supply, Inc.*	3,217,357

	Health Care Equipment 4.5%
75,688	Abaxis, Inc.	3,581,556
413,346	AtriCure, Inc.*	3,273,700
1,055,928	Cardica, Inc.*	1,372,706
7,393,429	LMA International N.V.*** (Singapore)	89,430
189,909	Novadaq Technologies, Inc.* (Canada)	1,881,998
123,741	NuVasive, Inc.*	2,636,921

		12,836,311

	Health Care Facilities 2.0%
171,428	Ensign Group, Inc. (The)	5,725,695

	Health Care Services 4.4%
101,313	Bio-Reference Laboratories, Inc.*	2,632,112
107,670	CorVel Corp.*	5,328,588
106,790	IPC The Hospitalist Co., Inc.*	4,750,019

		12,710,719

	Health Care Technology 2.0%
41,625	Computer Programs and Systems, Inc.	2,252,329
156,508	HealthStream, Inc.*	3,590,293

		5,842,622

	Human Resource & Employment Services 0.3%
214,951	CTPartners Executive Search, Inc.*	806,066

	Industrial Machinery 1.2%
69,083	Proto Labs, Inc.*	3,391,975

	Internet Retail 1.3%
190,380	CafePress, Inc.*	1,144,184
177,762	MakeMyTrip Ltd.* (India)	2,470,892

		3,615,076

	Internet Software & Services 10.7%
207,573	Angie’s List, Inc.*	4,101,643
217,595	Dealertrack Technologies, Inc.*	6,392,941
144,614	E2open, Inc.*	2,883,603
391,947	Envestnet, Inc.*	6,862,992
241,424	SciQuest, Inc.*	5,803,833
112,975	SPS Commerce, Inc.*	4,820,643

		30,865,655

	IT Consulting & Other Services 1.4%
191,378	Pactera Technology International Ltd. ADR* (China)	1,228,647
392,834	ServiceSource International, Inc.*	2,777,336

		4,005,983

	Leisure Products 1.1%
339,569	Black Diamond, Inc.*	3,093,474

	Life Sciences Tools & Services 2.9%
118,621	Fluidigm Corp.*	2,195,675
187,499	ICON plc* (Ireland)	6,054,342

		8,250,017

	Oil & Gas Equipment & Services 0.7%
120,093	Pason Systems, Inc. (Canada)	2,093,505

MARCH 31, 2013 (UNAUDITED)

Shares		Value

	Oil & Gas Exploration & Production 1.6%
142,677	Northern Oil and Gas, Inc.*	$2,051,695
371,113	Triangle Petroleum Corp.*	2,449,346

		4,501,041

	Pharmaceuticals 3.6%
322,840	Akorn, Inc.*	4,464,877
221,021	Cardiovascular Systems, Inc.*	4,526,510
190,356	Cempra, Inc.*	1,284,903

		10,276,290

	Publishing 0.1%
6,087	Shutterstock, Inc.*	273,793

	Regional Banks 1.0%
218,405	BBCN Bancorp, Inc.	2,852,369

	Research & Consulting Services 0.7%
89,652	CRA International, Inc.*	2,005,515
10,497	Franklin Covey Co.*	152,522

		2,158,037

	Semiconductor Equipment 0.2%
300,450	STR Holdings, Inc.*	651,977

	Semiconductors 5.6%
172,735	Melexis N.V. (Belgium)	3,230,774
42,979	NVE Corp.*	2,424,875
446,669	O2Micro International Ltd. ADR* (China)	1,393,607
176,329	Power Integrations, Inc.	7,654,442
102,693	Volterra Semiconductor Corp.*	1,458,241

		16,161,939

	Specialized Finance 0.0%
154,000	Goldwater Bank, N.A.* *** † ‡‡	50,820

	Specialty Chemicals 0.3%
287,643	EcoSynthetix, Inc.* (Canada)	990,409

	Specialty Stores 1.9%
98,059	Hibbett Sports, Inc.*	5,517,780

	Systems Software 0.6%
70,258	FleetMatics Group plc* (Ireland)	1,703,757

	Thrifts & Mortgage Finance 0.8%
583,865	Gruh Finance Ltd. (India)	2,287,118

	Trading Companies & Distributors 3.6%
205,030	CAI International, Inc.*	5,908,964
211,458	Rush Enterprises, Inc., Class B*	4,356,035

		10,264,999

	Trucking 2.2%
160,588	Marten Transport Ltd.	3,232,637
79,337	Old Dominion Freight Line, Inc.*	3,030,673

		6,263,310

	Total Common Stocks (cost $189,550,573)	272,638,394

	PREFERRED STOCKS 0.9%

	Regional Banks 0.9%
434,600	Banco Daycoval S.A. Pfd. (Brazil)	2,603,828

	Total Preferred Stocks (cost $1,639,882)	2,603,828

Shares		Value

	WARRANTS 0.0%

	Biotechnology 0.0%
145,349	NeurogesX, Inc., expiring 7/22/16* *** †	$—

	Health Care Equipment 0.0%
322,500	Cardica, Inc., expiring 9/29/14* *** †	16,125

	Total Warrants (cost $58,481)	16,125

Principal Amount		Value

	SHORT-TERM INVESTMENTS 4.6%

	Repurchase Agreement 4.6%
$13,170,345	Repurchase Agreement dated 3/28/13, 0.01% due 4/1/13 with State Street Bank and Trust Co. collateralized by $13,140,000 of United States Treasury Notes 1.000% due 3/31/17; value: $13,435,597; repurchase proceeds: $13,170,360 (cost $13,170,345)	$13,170,345

	Total Short-Term Investments (cost $13,170,345)	13,170,345

	Total Investments (cost $204,419,281) 100.2%	288,428,692

	Liabilities less Other Assets (0.2%)	(681,686)

	NET ASSETS 100.0%	$287,747,006

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of
Trustees (see Note 15).

†Security purchased in a private placement transaction or under Rule
144A of the Securities Act of 1933 (see Note 11).

‡‡Affiliated company (see Note 10).

ADR American Depositary Receipt.

See Notes to Financial Statements.

At March 31, 2013, Wasatch Micro Cap Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Belgium	1.2
Brazil	0.9
Canada	1.8
China	1.0
Germany	1.9
India	4.4
Ireland	2.8
Singapore	<0.1
United Kingdom	2.1
United States	83.9

TOTAL	100.0%

WASATCH MICRO CAP VALUE FUND (WAMVX) — Schedule of Investments

Shares		Value

	COMMON STOCKS 92.9%

	Aerospace & Defense 0.7%
115,000	CPI Aerostructures, Inc.*	$985,550

	Air Freight & Logistics 0.7%
45,000	Echo Global Logistics, Inc.*	995,400

	Airlines 1.5%
24,000	Allegiant Travel Co.	2,130,720

	Alternative Carriers 1.0%
271,038	ORBCOMM, Inc.*	1,412,108

	Apparel Retail 1.1%
63,000	Body Central Corp.*	592,200
32,000	rue21, Inc.* ‡	940,480

		1,532,680

	Apparel, Accessories & Luxury Goods 0.5%
35,000	Ted Baker plc (United Kingdom)	691,031

	Application Software 4.2%
150,000	ClickSoftware Technologies Ltd. (Israel)	1,206,000
65,000	Exa Corp.*	618,800
60,620	Interactive Intelligence Group, Inc.*	2,688,497
130,000	Tangoe, Inc.*	1,610,700

		6,123,997

	Asset Management & Custody Banks 1.5%
12,000	Virtus Investment Partners, Inc.*	2,235,360

	Auto Parts & Equipment 2.0%
38,000	Dorman Products, Inc.	1,413,980
90,000	Gentherm, Inc.*	1,474,200

		2,888,180

	Automotive Retail 2.6%
19,000	Delticom AG (Germany)	872,834
33,000	Lithia Motors, Inc., Class A	1,566,840
120,000	Pep Boys — Manny, Moe & Jack (The)*	1,414,800

		3,854,474

	Casinos & Gaming 1.6%
2,700,000	NagaCorp Ltd. (Cambodia)	2,281,636

	Commercial Printing 2.4%
100,000	Ennis, Inc.	1,507,000
130,000	InnerWorkings, Inc.*	1,968,200

		3,475,200

	Communications Equipment 0.7%
80,000	Alliance Fiber Optic Products, Inc.	1,042,400

	Construction & Engineering 1.3%
60,000	Aegion Corp.*	1,389,000
38,000	Argan, Inc.	566,580

		1,955,580

	Construction Materials 3.4%
108,800	Caesarstone Sdot-Yam Ltd.* (Israel)	2,872,320
7,000,000	Diamond Building Products Public Co. Ltd. (Thailand)	2,163,223

		5,035,543

	Consumer Finance 3.8%
109,000	DFC Global Corp.*	1,813,760
75,000	Encore Capital Group, Inc.*	2,257,500
76,000	Regional Management Corp.*	1,535,200

		5,606,460

Shares		Value

	Data Processing & Outsourced Services 0.5%
3,000,000	My EG Services Berhad (Malaysia)	$789,601

	Department Stores 0.6%
650,000	Parkson Retail Asia Ltd. (Malaysia)	859,608

	Diversified Banks 2.9%
1,800,000	City Union Bank Ltd. (India)	1,742,042
550,000	City Union Bank Ltd. — Partly Paid-up Equity Shares* (India)	408,832
2,400,000	EastWest Banking Corp.* (Philippines)	1,963,783
55,556	Idaho Trust Bancorp*** †	186,668

		4,301,325

	Electronic Manufacturing Services 1.1%
110,000	Fabrinet*	1,607,100

	Environmental & Facilities Services 0.6%
60,000	Heritage-Crystal Clean, Inc.*	906,000

	Food Distributors 2.0%
110,000	Bizim Toptan Satis Magazalari AS (Turkey)	1,858,488
60,000	Chefs’ Warehouse, Inc. (The)*	1,108,200

		2,966,688

	Footwear 0.6%
40,000	Skechers U.S.A., Inc., Class A*	846,000

	General Merchandise Stores 0.9%
50,000	Seria Co. Ltd. (Japan)	1,244,818

	Health Care Equipment 2.7%
140,000	AtriCure, Inc.*	1,108,800
251,382	Cardica, Inc.*	326,797
70,000	NuVasive, Inc.*	1,491,700
450,000	Solta Medical, Inc.*	990,000

		3,917,297

	Health Care Facilities 3.6%
250,000	CVS Group plc (United Kingdom)	708,118
62,000	Ensign Group, Inc. (The)	2,070,800
700,000	KPJ Healthcare Berhad (Malaysia)	1,342,806
66,469	MD Medical Group Investments plc GDR* (Russia)	1,167,860

		5,289,584

	Health Care Services 3.5%
44,000	Bio-Reference Laboratories, Inc.*	1,143,120
28,000	CorVel Corp.*	1,385,720
32,000	IPC The Hospitalist Co., Inc.*	1,423,360
20,000	National Research Corp.	1,160,800

		5,113,000

	Health Care Supplies 1.4%
130,000	Chembio Diagnostics, Inc.*	656,500
100,000	Rochester Medical Corp.*	1,462,000

		2,118,500

	Household Appliances 1.1%
31,000	SodaStream International Ltd.* (Israel)	1,538,840

	Industrial Machinery 0.8%
65,000	Hy-Lok Corp. (Korea)	1,226,856

	Internet Software & Services 3.4%
155,000	IntraLinks Holdings, Inc.*	985,800
250,000	iomart Group plc (United Kingdom)	873,281
140,000	Move, Inc.*	1,673,000
130,000	Perficient, Inc.*	1,515,800

		5,047,881

MARCH 31, 2013 (UNAUDITED)

Shares		Value

	IT Consulting & Other Services 1.8%
89,998	Bit-isle, Inc. (Japan)	$1,251,381
62,000	EPAM Systems, Inc.*	1,440,260

		2,691,641

	Leisure Products 1.5%
138,000	Black Diamond, Inc.*	1,257,180
100,000	Smith & Wesson Holding Corp.*	900,000

		2,157,180

	Life & Health Insurance 1.0%
101,000	Health Insurance Innovations, Inc.*	1,524,090

	Mortgage REITs 6.2%
360,000	Arbor Realty Trust, Inc.	2,822,400
130,000	Colony Financial, Inc.	2,886,000
355,000	NorthStar Realty Finance Corp.	3,365,400

		9,073,800

	Office REITs 1.4%
6,000,000	Prosperity REIT (Hong Kong)	2,071,404

	Oil & Gas Equipment & Services 0.4%
346,000	Electromagnetic Geoservices AS* (Norway)	520,815

	Oil & Gas Exploration & Production 1.7%
180,000	Emerald Oil, Inc.*	1,267,200
80,000	Northern Oil and Gas, Inc.*	1,150,400

		2,417,600

	Packaged Foods & Meats 4.6%
1,400,000	Oldtown Berhad (Malaysia)	1,112,223
100,000	Pinar Sut Mamulleri Sanayii A.S. (Turkey)	847,528
11,000,000	RFM Corp. (Philippines)	1,268,026
500,000	Super Group Ltd. (Singapore)	1,572,454
1,700,000	Vitasoy International Holdings Ltd. (Hong Kong)	1,918,368

		6,718,599

	Paper Packaging 0.8%
1,800,000	Greatview Aseptic Packaging Co. Ltd. (China)	1,182,555

	Personal Products 1.2%
37,600	USANA Health Sciences, Inc.*	1,817,208

	Pharmaceuticals 0.7%
85,000	Torrent Pharmaceuticals Ltd. (India)	1,075,989

	Regional Banks 3.1%
2,023	Credit Agricole du Morbihan (France)	98,056
92,000	Eagle Bancorp, Inc.*	2,013,880
40,000	First of Long Island Corp. (The)	1,186,000
120,000	MetroCorp Bancshares, Inc.*	1,210,800

		4,508,736

	Research & Consulting Services 1.7%
83,601	Franklin Covey Co.*	1,214,723
33,000	Huron Consulting Group, Inc.*	1,330,560

		2,545,283

	Semiconductors 0.6%
60,000	Ceva, Inc.* ‡	936,000

	Specialized Finance 0.0%
41,900	Goldwater Bank, N.A.*** †	13,827

	Steel 0.9%
24,000	Haynes International, Inc.	1,327,200

	Systems Software 0.7%
60,000	Proofpoint, Inc.*	1,011,600

Shares		Value

	Thrifts & Mortgage Finance 4.6%
200,000	Beneficial Mutual Bancorp, Inc.*	$2,060,000
90,000	BofI Holding, Inc.*	3,229,200
100,000	Ocean Shore Holding Co.	1,500,000

		6,789,200

	Trading Companies & Distributors 3.3%
85,000	CAI International, Inc.*	2,449,700
32,000	DXP Enterprises, Inc.*	2,390,400

		4,840,100

	Trucking 2.0%
73,000	Marten Transport Ltd.	1,469,490
40,000	Saia, Inc.*	1,446,800

		2,916,290

	Total Common Stocks (cost $101,044,505)	136,158,534

	PREFERRED STOCKS 1.5%

	Diversified Banks 1.1%
194,862	Banco ABC Brasil S.A. Pfd. (Brazil)	1,580,158

	Pharmaceuticals 0.4%
105,263	Acetylon Pharmaceuticals, Inc., Series B Pfd.*** †	625,262

	Total Preferred Stocks (cost $1,633,178)	2,205,420

	WARRANTS 0.0%

	Biotechnology 0.0%
50,000	NeurogesX, Inc., expiring 7/22/16* *** †	—

	Health Care Equipment 0.0%
110,500	Cardica, Inc., expiring 9/29/14* *** †	5,525

	Total Warrants (cost $20,062)	5,525

Principal Amount		Value

	SHORT-TERM INVESTMENTS 6.7%

	Repurchase Agreement 6.7%
$9,877,259	Repurchase Agreement dated 3/28/13, 0.01% due 4/1/13 with State Street Bank and Trust Co. collateralized by $10,125,000 of United States Treasury Notes 0.500% due 7/31/17; value: $10,078,253; repurchase proceeds: $9,877,270‡ (cost $9,877,259)	$9,877,259

	Total Short-Term Investments (cost $9,877,259)	9,877,259

	Total Investments (cost $112,575,004) 101.1%§	148,246,738

	Liabilities less Other Assets (1.1%)	(1,568,137)

	NET ASSETS 100.0%	$146,678,601

WASATCH MICRO CAP VALUE FUND (WAMVX) — Schedule of Investments (continued)	MARCH 31, 2013 (UNAUDITED)

Number of Contracts		Value

	CALL OPTIONS WRITTEN 0.1%

	Apparel Retail 0.1%
320	rue21, Inc., expiring 4/20/13, exercise price $25	$140,800

	Semiconductors 0.0%
600	Ceva, Inc., expiring 4/20/13, exercise price $15	51,000

	Total Call Options Written (premium $130,633)	191,800

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 15).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 11).

‡All or a portion of this security has been designated as collateral for call options written (see Notes 4 and 7).

§The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 2.56% (see Note 15).

GDR Global Depositary Receipt.

REIT Real Estate Investment Trust.

See Notes to Financial Statements.

At March 31, 2013, Wasatch Micro Cap Value Fund’s investments, excluding short-term investments and call options written, were in the following countries:

Country	%
Brazil	1.1
Cambodia	1.6
China	0.9
France	0.1
Germany	0.6
Hong Kong	2.9
India	2.3
Israel	4.1
Japan	1.8
Korea	0.9
Malaysia	3.0
Norway	0.4
Philippines	2.3
Russia	0.8
Singapore	1.1
Thailand	1.6
Turkey	2.0
United Kingdom	1.6
United States	70.9

TOTAL	100.0%

WASATCH SMALL CAP GROWTH FUND (WAAEX) — Schedule of Investments	MARCH 31, 2013 (UNAUDITED)

Shares		Value

	COMMON STOCKS 91.1%

	Aerospace & Defense 1.5%
901,391	HEICO Corp., Class A	$30,926,725

	Air Freight & Logistics 2.5%
36,319,023	Aramex PJSC (United Arab Emirates)	22,050,482
765,652	HUB Group, Inc., Class A*	29,446,976

		51,497,458

	Airlines 1.3%
311,717	Allegiant Travel Co.	27,674,235

	Airport Services 1.6%
2,215,969	Wesco Aircraft Holdings, Inc.*	32,619,064

	Apparel Retail 3.4%
1,145,050	Chico’s FAS, Inc.	19,236,840
966,636	rue21, Inc.*	28,409,432
1,059,354	Zumiez, Inc.*	24,259,207

		71,905,479

	Application Software 7.3%
345,394	Concur Technologies, Inc.*	23,714,752
77,807	FactSet Research Systems, Inc.	7,204,928
1,530,380	RealPage, Inc.*	31,694,170
1,387,975	Tangoe, Inc.*	17,197,010
698,534	Ultimate Software Group, Inc.*	72,759,302

		152,570,162

	Automotive Retail 2.1%
649,256	Monro Muffler Brake, Inc.	25,781,956
175,496	O’Reilly Automotive, Inc.*	17,997,115

		43,779,071

	Biotechnology 3.8%
394,068	ChemoCentryx, Inc.*	5,446,020
1,227,351	Exact Sciences Corp.*	12,028,040
398,079	Myriad Genetics, Inc.*	10,111,207
3,882,558	NeurogesX, Inc.* *** ‡‡	38,825
1,339,709	Sangamo Biosciences, Inc.*	12,807,618
1,101,057	Seattle Genetics, Inc.*	39,098,534

		79,530,244

	Computer Storage & Peripherals 1.0%
1,329,869	Fusion-io, Inc.*	21,769,956

	Data Processing & Outsourced Services 5.2%
530,574	ExlService Holdings, Inc.*	17,445,273
1,182,343	Higher One Holdings, Inc.*	10,511,029
549,162	Syntel, Inc.	37,079,418
1,596,239	Wirecard AG (Germany)	44,097,714

		109,133,434

	Diversified Banks 3.1%
761,965	HDFC Bank Ltd. ADR (India)	28,512,730
4,581,117	Yes Bank Ltd. (India)	36,286,493

		64,799,223

	Diversified Support Services 1.9%
1,124,516	Copart, Inc.*	38,548,408
66,375	Ritchie Bros. Auctioneers, Inc. (Canada)	1,440,338

		39,988,746

	Electrical Components & Equipment 1.6%
832,388	Polypore International, Inc.*	33,445,350

	Electronic Manufacturing Services 1.4%
423,810	IPG Photonics Corp.	28,145,222

Shares		Value

	Environmental & Facilities Services 1.8%
1,199,055	Tetra Tech, Inc.*	$36,559,187

	Health Care Distributors 1.1%
168,360	MWI Veterinary Supply, Inc.*	22,267,294

	Health Care Equipment 1.5%
498,944	Abaxis, Inc.	23,610,030
487,760	DexCom, Inc.*	8,155,347
24,690	Zonare Medical Systems, Inc.* *** †	247

		31,765,624

	Health Care Services 0.6%
142,820	MEDNAX, Inc.*	12,800,957

	Health Care Technology 0.4%
145,937	Computer Programs and Systems, Inc.	7,896,651

	Industrial Machinery 2.2%
484,674	Graco, Inc.	28,125,632
366,273	Proto Labs, Inc.*	17,984,004

		46,109,636

	Internet Retail 4.7%
957,819	Blue Nile, Inc.* ‡‡	32,996,864
1,428,612	MakeMyTrip Ltd.* (India)	19,857,707
375,615	Shutterfly, Inc.*	16,590,915
656,026	Yoox S.p.A.* (Italy)	12,295,305
308,302	zooplus AG* ‡‡ (Germany)	16,154,926

		97,895,717

	Internet Software & Services 4.5%
1,210,193	Angie’s List, Inc.*	23,913,414
800,225	Dealertrack Technologies, Inc.*	23,510,610
26,366	Millennial Media, Inc.*	167,424
784,444	SciQuest, Inc.*	18,858,034
719,531	Vistaprint N.V.*	27,817,068

		94,266,550

	IT Consulting & Other Services 1.6%
275,737	Cognizant Technology Solutions Corp., Class A*	21,124,212
1,802,679	ServiceSource International, Inc.*	12,744,940

		33,869,152

	Leisure Facilities 2.1%
1,018,728	Life Time Fitness, Inc.*	43,581,184

	Life Sciences Tools & Services 4.2%
945,672	Divi’s Laboratories Ltd. (India)	17,347,470
868,644	Fluidigm Corp.*	16,078,600
1,103,068	ICON plc* (Ireland)	35,618,066
273,101	Techne Corp.	18,529,903

		87,574,039

	Oil & Gas Equipment & Services 4.0%
334,085	Dril-Quip, Inc.*	29,122,189
1,058,711	Pason Systems, Inc. (Canada)	18,455,838
382,702	ShawCor Ltd. (Canada)	16,215,421
496,825	TGS-NOPEC Geophysical Co. ASA (Norway)	18,840,924

		82,634,372

	Oil & Gas Exploration & Production 2.2%
2,058,954	Gran Tierra Energy, Inc.* (Colombia)	12,106,649
978,179	Northern Oil and Gas, Inc.*	14,066,214
3,387,260	Premier Oil plc* (United Kingdom)	19,996,294

		46,169,157

	Oil & Gas Refining & Marketing 0.0%
203,175	Amyris, Inc.*	625,779

WASATCH SMALL CAP GROWTH FUND (WAAEX) — Schedule of Investments (continued)

Shares		Value

	Packaged Foods & Meats 1.3%
2,461	Annie’s, Inc.*	$94,158
350,128	GlaxoSmithKline Consumer Healthcare Ltd. (India)	27,056,809

		27,150,967

	Personal Products 0.6%
582,400	Colgate-Palmolive India Ltd. (India)	13,362,517

	Pharmaceuticals 0.4%
1,382,332	Cempra, Inc.* ‡‡	9,330,741

	Real Estate Services 1.7%
650,647	Zillow, Inc.*	35,570,871

	Research & Consulting Services 2.2%
1,740,892	Resources Connection, Inc.	22,109,328
549,657	Stantec, Inc. (Canada)	24,140,936

		46,250,264

	Restaurants 1.1%
1,010,775	Jubilant Foodworks Ltd.* (India)	23,005,127

	Semiconductors 4.6%
400,771	Hittite Microwave Corp.*	24,270,692
1,259,149	Power Integrations, Inc.	54,659,658
424,490	Silicon Laboratories, Inc.*	17,556,906

		96,487,256

	Specialty Stores 1.4%
505,485	Hibbett Sports, Inc.*	28,443,641

	Systems Software 3.2%
38,572	FleetMatics Group plc* (Ireland)	935,371
384,324	NetSuite, Inc.*	30,768,979
578,807	Sourcefire, Inc.*	34,282,739

		65,987,089

	Trading Companies & Distributors 2.3%
547,600	MSC Industrial Direct Co., Inc., Class A	46,973,128

	Trucking 3.7%
4,792,398	Knight Transportation, Inc.‡‡	77,157,608

	Total Common Stocks (cost $1,245,145,723)	1,901,518,877

	PREFERRED STOCKS 0.0%

	Biotechnology 0.0%
677,966	Nanosys, Inc., Series D Pfd.* *** †	828,407
161,519	Nanosys, Inc., Series E Pfd.* *** †	197,360

		1,025,767

	Total Preferred Stocks (cost $2,184,939)	1,025,767

	LIMITED PARTNERSHIP INTEREST 0.3%

	Asset Management & Custody Banks 0.3%
	Greenspring Global Partners II-B, L.P.*** †	4,376,480
	Greenspring Global Partners III-B, L.P.*** †	1,614,172

		5,990,652

	Total Limited Partnership Interest (cost $6,008,853)	5,990,652

Shares		Value

	WARRANTS 0.0%

	Biotechnology 0.0%
1,941,279	NeurogesX, Inc., expiring 7/22/16* *** †	$—

	Total Warrants (cost $242,660)	—

Principal Amount		Value

	SHORT-TERM INVESTMENTS 8.8%

	Repurchase Agreement 8.8%
$183,848,636	Repurchase Agreement dated 3/28/13, 0.01% due 4/1/13 with State Street Bank and Trust Co. collateralized by $183,400,000 of United States Treasury Notes 1.000% due 3/31/17; value: $187,525,766; repurchase proceeds: $183,848,840†† (cost $183,848,636)	$183,848,636

	Total Short-Term Investments (cost $183,848,636)	183,848,636

	Total Investments (cost $1,437,430,811) 100.2%§	2,092,383,932

	Liabilities less Other Assets (0.2%)	(4,496,879)

	NET ASSETS 100.0%	$2,087,887,053

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 15).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 11).

††All or a portion of this security has been designated as collateral for purchase commitments (see Note 12).

‡‡Affiliated company (see Note 10).

§The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 0.90% (see Note 15).

ADR American Depositary Receipt.

See Notes to Financial Statements.

At March 31, 2013, Wasatch Small Cap Growth Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Canada	3.2
Colombia	0.6
Germany	3.2
India	8.7
Ireland	1.9
Italy	0.6
Norway	1.0
United Arab Emirates	1.2
United Kingdom	1.0
United States	78.6

TOTAL	100.0%

WASATCH SMALL CAP VALUE FUND (WMCVX / WICVX) — Schedule of Investments	MARCH 31, 2013 (UNAUDITED)

Shares		Value

	COMMON STOCKS 98.2%

	Aerospace & Defense 2.3%
127,366	HEICO Corp., Class A	$4,369,927

	Agricultural Products 1.5%
154,985	Darling International, Inc.*	2,783,531

	Airlines 2.2%
45,780	Allegiant Travel Co.	4,064,348

	Airport Services 2.1%
264,277	Wesco Aircraft Holdings, Inc.*	3,890,157

	Alternative Carriers 1.0%
371,036	ORBCOMM, Inc.*	1,933,098

	Apparel Retail 5.0%
211,018	Body Central Corp.*	1,983,569
245,578	Chico’s FAS, Inc.	4,125,711
108,401	rue21, Inc.*	3,185,905

		9,295,185

	Application Software 1.7%
72,188	Interactive Intelligence Group, Inc.*	3,201,538

	Asset Management & Custody Banks 1.7%
16,743	Virtus Investment Partners, Inc.*	3,118,886

	Auto Parts & Equipment 0.7%
37,026	Dorman Products, Inc.	1,377,737

	Automotive Retail 1.1%
49,732	Monro Muffler Brake, Inc.	1,974,858

	Computer Storage & Peripherals 0.6%
257,483	Intevac, Inc.*	1,215,320

	Consumer Finance 4.7%
255,548	DFC Global Corp.*	4,252,319
35,907	Portfolio Recovery Associates, Inc.*	4,557,316

		8,809,635

	Data Processing & Outsourced Services 1.8%
49,809	Syntel, Inc.	3,363,104

	Diversified Banks 5.3%
2,876,000	City Union Bank Ltd. (India)	2,783,397
719,000	City Union Bank Ltd. — Partly Paid-up Equity Shares* (India)	534,454
4,171,654	South Indian Bank Ltd. (India)	1,895,858
585,800	Yes Bank Ltd. (India)	4,640,053

		9,853,762

	Diversified Support Services 3.7%
202,425	Copart, Inc.*	6,939,129

	Electrical Components & Equipment 3.3%
153,179	Polypore International, Inc.*	6,154,732

	Electronic Manufacturing Services 3.1%
245,956	Fabrinet*	3,593,417
32,783	IPG Photonics Corp.	2,177,119

		5,770,536

	Footwear 2.2%
197,670	Skechers U.S.A., Inc., Class A*	4,180,720

	Health Care Facilities 2.3%
130,501	Ensign Group, Inc. (The)	4,358,733

Shares		Value

	Health Care Services 3.8%
78,604	CorVel Corp.*	$3,890,112
34,887	MEDNAX, Inc.*	3,126,922

		7,017,034

	Industrial Machinery 1.1%
37,489	IDEX Corp.	2,002,662

	Internet Retail 0.5%
69,700	MakeMyTrip Ltd.* (India)	968,830

	Internet Software & Services 1.9%
92,363	Vistaprint N.V.*	3,570,754

	IT Consulting & Other Services 1.0%
81,862	EPAM Systems, Inc.*	1,901,654

	Leisure Facilities 2.2%
94,456	Life Time Fitness, Inc.*	4,040,828

	Life Sciences Tools & Services 2.7%
153,562	ICON plc* (Ireland)	4,958,517

	Mortgage REITs 2.1%
492,673	Arbor Realty Trust, Inc.	3,862,556

	Oil & Gas Drilling 1.0%
77,631	Patterson-UTI Energy, Inc.	1,850,723

	Oil & Gas Equipment & Services 2.2%
30,526	CARBO Ceramics, Inc.	2,780,003
34,080	TGS-NOPEC Geophysical Co. ASA (Norway)	1,292,404

		4,072,407

	Oil & Gas Exploration & Production 3.5%
219,775	Northern Oil and Gas, Inc.*	3,160,365
170,103	Ultra Petroleum Corp.*	3,419,070

		6,579,435

	Oil & Gas Refining & Marketing 2.1%
100,764	World Fuel Services Corp.	4,002,346

	Personal Products 1.7%
65,796	USANA Health Sciences, Inc.*	3,179,921

	Pharmaceuticals 2.4%
138,083	Questcor Pharmaceuticals, Inc.	4,493,221

	Property & Casualty Insurance 1.3%
32,939	RLI Corp.	2,366,667

	Regional Banks 3.8%
111,788	Community Bank System, Inc.	3,312,278
79,507	Prosperity Bancshares, Inc.	3,767,837

		7,080,115

	Research & Consulting Services 4.0%
34,795	Corporate Executive Board Co. (The)	2,023,677
154,230	Franklin Covey Co.*	2,240,962
48,715	Huron Consulting Group, Inc.*	1,964,189
535,545	Sporton International, Inc. (Taiwan)	1,325,318

		7,554,146

	Semiconductors 2.1%
356,915	MaxLinear, Inc., Class A*	2,212,873
549,747	O2Micro International Ltd. ADR* (China)	1,715,211

		3,928,084

	Specialized Consumer Services 1.3%
42,622	Coinstar, Inc.*	2,489,977

	Specialty Chemicals 1.3%
151,174	Flotek Industries, Inc.*	2,471,695

WASATCH SMALL CAP VALUE FUND (WMCVX / WICVX) — Schedule of Investments (continued)

Shares		Value

	Thrifts & Mortgage Finance 1.9%
98,901	BofI Holding, Inc.*	$3,548,568

	Trading Companies & Distributors 3.6%
47,304	Beacon Roofing Supply, Inc.*	1,828,773
32,236	DXP Enterprises, Inc.*	2,408,029
28,456	MSC Industrial Direct Co., Inc., Class A	2,440,956

		6,677,758

	Trucking 4.4%
181,046	Knight Transportation, Inc.	2,914,841
139,620	Marten Transport Ltd.	2,810,551
65,112	Old Dominion Freight Line, Inc.*	2,487,278

		8,212,670

	Total Common Stocks (cost $140,438,370)	183,485,504

Principal Amount		Value

	SHORT-TERM INVESTMENTS 2.4%

	Repurchase Agreement 2.4%
$4,391,011	Repurchase Agreement dated 3/28/13, 0.01% due 4/1/13 with State Street Bank and Trust Co. collateralized by $4,385,000 of United States Treasury Notes 1.000% due 3/31/17; value: $4,483,645; repurchase proceeds: $4,391,016 (cost $4,391,011)	$4,391,011

	Total Short-Term Investments (cost $4,391,011)	4,391,011

	Total Investments (cost $144,829,381) 100.6%§	187,876,515

	Liabilities less Other Assets (0.6%)	(1,196,578)

	NET ASSETS 100.0%	$186,679,937

*Non-income producing.

§The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 0.69% (see Note 15).

ADR American Depositary Receipt.

REIT Real Estate Investment Trust.

See Notes to Financial Statements.

At March 31, 2013, Wasatch Small Cap Value Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
China	0.9
India	5.9
Ireland	2.7
Norway	0.7
Taiwan	0.7
United States	89.1

TOTAL	100.0%

WASATCH STRATEGIC INCOME FUND (WASIX) — Schedule of Investments	MARCH 31, 2013 (UNAUDITED)

Shares		Value

	COMMON STOCKS 80.8%

	Asset Management & Custody Banks 2.1%
4,400	BlackRock, Inc.	$1,130,272

	Computer & Electronics Retail 4.1%
97,800	Best Buy Co., Inc.	2,166,270

	Computer Hardware 3.3%
3,989	Apple, Inc.	1,765,651

	Consumer Finance 5.9%
57,830	Capital One Financial Corp.	3,177,759

	Data Processing & Outsourced Services 7.5%
3,650	MasterCard, Inc., Class A	1,975,125
12,135	Visa, Inc., Class A	2,061,008

		4,036,133

	Diversified REITs 0.5%
177,857	Star Asia Financial Ltd.* †	266,786

	Drug Retail 4.3%
47,900	Walgreen Co.	2,283,872

	Health Care Services 2.0%
13,240	Chemed Corp.	1,058,935

	Integrated Oil & Gas 3.4%
8,500	Occidental Petroleum Corp.	666,145
39,237	Suncor Energy, Inc. (Canada)	1,174,987

		1,841,132

	Mortgage REITs 19.2%
73,600	American Capital Mortgage Investment Corp.	1,902,560
74,000	Capstead Mortgage Corp.	948,680
91,491	Colony Financial, Inc.	2,031,100
36,900	Hatteras Financial Corp.	1,012,167
226,366	NorthStar Realty Finance Corp.	2,145,950
44,700	PennyMac Mortgage Investment Trust	1,157,283
39,000	Starwood Property Trust, Inc.	1,082,640

		10,280,380

	Oil & Gas Drilling 1.7%
15,400	Helmerich & Payne, Inc.	934,780

	Oil & Gas Equipment & Services 1.6%
9,300	CARBO Ceramics, Inc.	846,951

	Personal Products 4.5%
64,323	Herbalife Ltd.	2,408,896

	Pharmaceuticals 2.0%
26,575	Teva Pharmaceutical Industries Ltd. ADR (Israel)	1,054,496

	Railroads 3.9%
20,500	Canadian National Railway Co. (Canada)	2,059,075

	Regional Banks 4.2%
234,005	CapitalSource, Inc.	2,251,128

	Restaurants 2.0%
10,570	McDonald’s Corp.	1,053,723

	Semiconductors 6.7%
23,545	Altera Corp.	835,141
42,730	Intel Corp.	933,651
27,515	Microchip Technology, Inc.	1,011,451
20,700	Xilinx, Inc.	790,119

		3,570,362

Shares		Value

	Trading Companies & Distributors 1.9%
4,530	W.W. Grainger, Inc.	$1,019,159

	Total Common Stocks (cost $35,279,772)	43,205,760

	EXCHANGE TRADED FUNDS 3.7%
40,600	PowerShares Dynamic Pharmaceuticals Portfolio	1,603,700
80,000	ProShares VIX Short-Term Futures ETF*	872,800

		2,476,500

	Total Exchange Traded Funds (cost $2,241,012)	2,476,500

	LIMITED LIABILITY COMPANY MEMBERSHIP INTEREST 5.7%

	Asset Management & Custody Banks 2.0%
45,200	Apollo Global Management, LLC	978,128
77,279	Star Asia SPV, LLC*** †	98,144

		1,076,272

	Specialized Finance 3.7%
175,800	KKR Financial Holdings, LLC	1,946,106

	Total Limited Liability Company Membership Interest (cost $2,550,208)	3,022,378

WASATCH STRATEGIC INCOME FUND (WASIX) — Schedule of Investments (continued)	MARCH 31, 2013 (UNAUDITED)

Principal Amount		Value

	CORPORATE BONDS 0.0%

	Gold 0.0%
$208,026	Redcorp Ventures Ltd., 13.00%, 7/11/12, Series D*** † §§ (Canada)	$1,044

	Total Corporate Bonds (cost $153,634)	1,044

	SHORT-TERM INVESTMENTS 9.3%

	Repurchase Agreement 9.3%
4,986,746	Repurchase Agreement dated 3/28/13, 0.01% due 4/1/13 with State Street Bank and Trust Co. collateralized by $5,115,000 of United States Treasury Bills 0.500% due 7/31/17; value: $5,091,384; repurchase proceeds: $4,986,751 (cost $4,986,746)	4,986,746

	Total Short-Term Investments (cost $4,986,746)	4,986,746

	Total Investments (cost $45,211,372) 100.5%	53,692,428

	Liabilities less Other Assets (0.5%)	(241,290)

	NET ASSETS 100.0%	$53,451,138

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 15).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 11).

§§In default.

ADR American Depositary Receipt.

ETF Exchange Traded Fund.

REIT Real Estate Investment Trust.

See Notes to Financial Statements.

At March 31, 2013, Wasatch Strategic Income Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Canada	6.6
Israel	2.2
United States	91.2

TOTAL	100.0%

WASATCH ULTRA GROWTH FUND (WAMCX) — Schedule of Investments	MARCH 31, 2013 (UNAUDITED)

Shares		Value

	COMMON STOCKS 94.7%

	Air Freight & Logistics 0.5%
32,762	Echo Global Logistics, Inc.*	$724,695

	Alternative Carriers 0.9%
156,554	inContact, Inc.*	1,266,522

	Apparel, Accessories & Luxury Goods 0.5%
11,200	Page Industries Ltd. (India)	686,219

	Application Software 9.1%
23,576	Concur Technologies, Inc.*	1,618,728
128,479	Exa Corp.*	1,223,120
55,683	Interactive Intelligence Group, Inc.*	2,469,541
77,500	RealPage, Inc.*	1,605,025
266,956	Tangoe, Inc.*	3,307,585
25,285	Ultimate Software Group, Inc.*	2,633,686

		12,857,685

	Asset Management & Custody Banks 3.8%
65,616	CETIP S.A. — Mercados Organizados (Brazil)	781,046
103,155	SEI Investments Co.	2,976,022
8,216	Virtus Investment Partners, Inc.*	1,530,476

		5,287,544

	Auto Parts & Equipment 1.2%
68,875	WABCO India Ltd. (India)	1,748,931

	Biotechnology 3.5%
207,698	Abcam plc (United Kingdom)	1,411,601
99,023	Exact Sciences Corp.*	970,425
401,759	NeurogesX, Inc.* ***	4,018
55,451	OncoGenex Pharmaceutical, Inc.*	628,260
102,772	Sangamo Biosciences, Inc.*	982,500
28,144	Seattle Genetics, Inc.*	999,393

		4,996,197

	Building Products 1.1%
31,138	Trex Co., Inc.*	1,531,367

	Communications Equipment 1.2%
6,371	F5 Networks, Inc.*	567,529
76,300	Riverbed Technology, Inc.*	1,137,633

		1,705,162

	Computer Storage & Peripherals 1.7%
85,566	Fusion-io, Inc.*	1,400,716
219,449	Intevac, Inc.*	1,035,799

		2,436,515

	Construction Materials 1.2%
4,496,994	PT Holcim Indonesia Tbk (Indonesia)	1,665,982

	Consumer Finance 3.2%
205,406	DFC Global Corp.*	3,417,956
311,965	Mahindra & Mahindra Financial Services Ltd. (India)	1,122,155

		4,540,111

	Data Processing & Outsourced Services 2.5%
67,375	ExlService Holdings, Inc.*	2,215,290
18,340	Syntel, Inc.	1,238,317

		3,453,607

	Distributors 0.8%
22,719	Pool Corp.	1,090,512

Shares		Value

	Diversified Banks 4.6%
1,399,402	City Union Bank Ltd. (India)	$1,354,343
349,850	City Union Bank Ltd. — Partly Paid-up Equity Shares* (India)	260,054
79,546	HDFC Bank Ltd. (India)	917,816
497,545	Yes Bank Ltd. (India)	3,940,996

		6,473,209

	Electrical Components & Equipment 3.4%
119,697	Polypore International, Inc.*	4,809,425

	Electronic Manufacturing Services 1.1%
22,621	IPG Photonics Corp.	1,502,261

	Environmental & Facilities Services 2.8%
75,200	Heritage-Crystal Clean, Inc.*	1,135,520
79,099	Waste Connections, Inc.	2,845,982

		3,981,502

	Footwear 0.7%
46,108	Skechers U.S.A., Inc., Class A*	975,184

	General Merchandise Stores 0.7%
80,774	Gordmans Stores, Inc.*	945,863

	Health Care Equipment 4.2%
257,530	AtriCure, Inc.*	2,039,638
616,085	Cardica, Inc.*	800,910
138,747	Novadaq Technologies, Inc.* (Canada)	1,374,983
82,018	NuVasive, Inc.*	1,747,803
16,460	Zonare Medical Systems, Inc.*** †	165

		5,963,499

	Health Care Services 1.3%
23,728	IPC The Hospitalist Co., Inc.*	1,055,421
14,199	National Research Corp.	824,110

		1,879,531

	Health Care Technology 1.1%
28,605	Computer Programs and Systems, Inc.	1,547,817

	Industrial Machinery 3.8%
54,960	IDEX Corp.	2,935,963
47,921	Proto Labs, Inc.*	2,352,921

		5,288,884

	Internet Retail 3.0%
163,166	CafePress, Inc.*	980,628
131,151	MakeMyTrip Ltd.* (India)	1,822,999
31,148	Shutterfly, Inc.*	1,375,807

		4,179,434

	Internet Software & Services 6.8%
72,632	Angie’s List, Inc.*	1,435,208
80,829	E2open, Inc.*	1,611,730
94,668	SciQuest, Inc.*	2,275,819
54,503	SPS Commerce, Inc.*	2,325,643
153,138	TechTarget, Inc.*	748,845
31,507	Vistaprint N.V.*	1,218,061
91,388	Xtera Communications, Inc.*** †	914

		9,616,220

	IT Consulting & Other Services 3.6%
36,110	Cognizant Technology Solutions Corp., Class A*	2,766,387
315,973	ServiceSource International, Inc.*	2,233,929

		5,000,316

WASATCH ULTRA GROWTH FUND (WAMCX) — Schedule of Investments (continued)

Shares		Value

	Leisure Products 0.9%
145,000	Black Diamond, Inc.*	$1,320,950

	Life Sciences Tools & Services 0.9%
38,904	ICON plc* (Ireland)	1,256,210

	Oil & Gas Equipment & Services 1.2%
19,440	Dril-Quip, Inc.*	1,694,585

	Oil & Gas Exploration & Production 1.7%
95,930	Northern Oil and Gas, Inc.*	1,379,473
47,200	Ultra Petroleum Corp.*	948,720

		2,328,193

	Oil & Gas Refining & Marketing 0.3%
133,460	Amyris, Inc.*	411,057

	Packaged Foods & Meats 1.6%
29,276	GlaxoSmithKline Consumer Healthcare Ltd. (India)	2,262,359

	Personal Products 0.0%
50,403	Ophthonix, Inc.*** †	—

	Pharmaceuticals 3.5%
102,845	Cardiovascular Systems, Inc.*	2,106,265
124,051	Cempra, Inc.*	837,344
49,200	Endocyte, Inc.*	612,540
509,946	Horizon Pharma, Inc.*	1,381,954

		4,938,103

	Restaurants 1.2%
72,650	Jubilant Foodworks Ltd.* (India)	1,653,506

	Semiconductors 4.3%
20,585	Hittite Microwave Corp.*	1,246,628
13,755	NVE Corp.*	776,057
44,779	Power Integrations, Inc.	1,943,856
31,975	Silicon Laboratories, Inc.*	1,322,486
52,015	Volterra Semiconductor Corp.*	738,613

		6,027,640

	Specialized Consumer Services 0.7%
104,914	LifeLock, Inc.*	1,010,322

	Specialized Finance 1.1%
98,350	CRISIL Ltd. (India)	1,597,848

	Specialty Chemicals 2.5%
48,081	Balchem Corp.	2,112,679
391,800	EcoSynthetix, Inc.* (Canada)	1,349,041

		3,461,720

	Systems Software 2.8%
36,498	FleetMatics Group plc* (Ireland)	885,077
14,272	NetSuite, Inc.*	1,142,616
32,002	Sourcefire, Inc.*	1,895,478

		3,923,171

	Thrifts & Mortgage Finance 0.6%
195,084	LIC Housing Finance Ltd. (India)	808,872

	Trading Companies & Distributors 1.1%
18,129	MSC Industrial Direct Co., Inc., Class A	1,555,106

	Trucking 2.0%
94,774	Knight Transportation, Inc.	1,525,862
32,481	Old Dominion Freight Line, Inc.*	1,240,774

		2,766,636

	Total Common Stocks (cost $107,812,701)	133,170,472

Shares		Value

	PREFERRED STOCKS 0.8%

	Biotechnology 0.2%
169,492	Nanosys, Inc., Series D Pfd.* *** †	$207,102
40,380	Nanosys, Inc., Series E Pfd.* *** †	49,340

		256,442

	Health Care Technology 0.6%
253,064	Data Sciences International, Inc., Series B Pfd.* *** †	802,213
243,902	TherOx, Inc., Series I Pfd.* *** †	2,439

		804,652

	Total Preferred Stocks (cost $2,021,237)	1,061,094

	LIMITED PARTNERSHIP INTEREST 3.9%

	Asset Management & Custody Banks 3.9%
	Greenspring Global Partners II-B, L.P.*** †	3,938,828
	Greenspring Global Partners III-B, L.P.*** †	1,614,172

		5,553,000

	Total Limited Partnership Interest (cost $5,544,467)	5,553,000

	WARRANTS 0.0%

	Biotechnology 0.0%
43,605	NeurogesX, Inc., expiring 7/22/16* *** †	—

	Health Care Equipment 0.0%
165,000	Cardica, Inc., expiring 9/29/14* *** †	8,250

	Total Warrants (cost $26,076)	8,250

Principal Amount		Value

	SHORT-TERM INVESTMENTS 0.8%

	Repurchase Agreement 0.8%
$1,097,751	Repurchase Agreement dated 3/28/13, 0.01% due 4/1/13 with State Street Bank and Trust Co. collateralized by $1,100,000 of United States Treasury Notes 1.000% due 3/31/17; value: $1,124,746; repurchase proceeds: $1,097,752†† (cost $1,097,751)	$1,097,751

	Total Short-Term Investments (cost $1,097,751)	1,097,751

	Total Investments (cost $116,502,232) 100.2%	140,890,567

	Liabilities less Other Assets (0.2%)	(319,585)

	NET ASSETS 100.0%	$140,570,982

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 15).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 11).

††All or a portion of this security has been designated as collateral for purchase commitments (see Note 12).

See Notes to Financial Statements.

MARCH 31, 2013 (UNAUDITED)

At March 31, 2013, Wasatch Ultra Growth Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Brazil	0.6
Canada	1.9
India	13.0
Indonesia	1.2
Ireland	1.5
United Kingdom	1.0
United States	80.8

TOTAL	100.0%

WASATCH WORLD INNOVATORS FUND (WAGTX) — Schedule of Investments

Shares		Value

	COMMON STOCKS 90.1%

	Apparel, Accessories & Luxury Goods 1.0%
905,306	American Apparel, Inc.*	$1,964,514

	Application Software 1.2%
115,000	Nuance Communications, Inc.*	2,320,700

	Asset Management & Custody Banks 1.7%
43,500	Ameriprise Financial, Inc.	3,203,775

	Automobile Manufacturers 0.5%
26,826	Tesla Motors, Inc.*	1,016,437

	Automotive Retail 0.8%
45,677	Mekonomen AB (Sweden)	1,541,019

	Biotechnology 5.2%
721,773	Abcam plc (United Kingdom)	4,905,464
199,960	Myriad Genetics, Inc.*	5,078,984

		9,984,448

	Cable & Satellite 2.8%
94,000	DIRECTV*	5,321,340

	Commercial Printing 1.6%
205,700	InnerWorkings, Inc.*	3,114,298

	Communications Equipment 0.8%
205,383	Infinera Corp.*	1,437,681

	Computer Hardware 6.4%
25,810	Apple, Inc.	11,424,280
160,000	Asetek A/S* (Norway)	984,000

		12,408,280

	Computer Storage & Peripherals 1.9%
102,800	EMC Corp.*	2,455,892
78,600	Fusion-io, Inc.*	1,286,682

		3,742,574

	Data Processing & Outsourced Services 5.8%
11,075	MasterCard, Inc., Class A	5,993,014
31,295	Visa, Inc., Class A	5,315,143

		11,308,157

	Diversified Support Services 1.0%
86,028	Ritchie Bros. Auctioneers, Inc. (Canada)	1,866,808

	Drug Retail 0.8%
32,237	Walgreen Co.	1,537,060

	Electrical Components & Equipment 0.8%
38,470	Polypore International, Inc.*	1,545,725

	Electronic Equipment & Instruments 0.7%
33,129	Hologram Industries (France)	1,308,067

	Health Care Equipment 5.6%
215,720	DiaSorin S.p.A. (Italy)	7,549,600
55,347	MAKO Surgical Corp.*	617,119
69,200	Mindray Medical International Ltd. ADR (China)	2,763,848

		10,930,567

Shares		Value

	Health Care Services 3.8%
194,511	Bio-Reference Laboratories, Inc.*	$5,053,396
24,400	Laboratory Corp. of America Holdings*	2,200,880

		7,254,276

	Health Care Supplies 2.3%
25,535	Sartorius Stedim Biotech (France)	3,404,396
1,245,382	Shandong Weigao Group Medical Polymer Co. Ltd. (China)	1,129,416

		4,533,812

	Home Entertainment Software 1.8%
244,408	Activision Blizzard, Inc.	3,561,024

	Household Appliances 3.1%
127,415	iRobot Corp.*	3,269,469
55,945	SodaStream International Ltd.* (Israel)	2,777,110

		6,046,579

	Internet Retail 4.6%
13,909	Amazon.com, Inc.*	3,706,609
26,995	ASOS plc* (United Kingdom)	1,372,226
313,853	Start Today Co. Ltd. (Japan)	3,883,543

		8,962,378

	Internet Software & Services 11.1%
201,104	eBay, Inc.*	10,903,859
56,311	Facebook, Inc.*	1,440,435
10,465	Google, Inc., Class A*	8,309,524
307,193	NetGem S.A. (France)	909,692
6,528	Xtera Communications, Inc.*** †	65

		21,563,575

	IT Consulting & Other Services 3.1%
30,900	Cognizant Technology Solutions Corp., Class A*	2,367,249
17,342	International Business Machines Corp.	3,699,049

		6,066,298

	Leisure Products 1.0%
22,602	Shimano, Inc. (Japan)	1,910,130

	Life Sciences Tools & Services 1.4%
64,000	Agilent Technologies, Inc.	2,686,080

	Oil & Gas Refining & Marketing 1.3%
63,900	World Fuel Services Corp.	2,538,108

	Packaged Foods & Meats 0.4%
288,766	Cloetta AB, Class B* (Sweden)	754,520

	Personal Products 2.9%
149,801	Herbalife Ltd.	5,610,047

	Pharmaceuticals 3.1%
58,730	Teva Pharmaceutical Industries Ltd. ADR (Israel)	2,330,406
49,600	Valeant Pharmaceuticals International, Inc.* (Canada)	3,720,992

		6,051,398

	Semiconductors 4.4%
72,512	Altera Corp.	2,572,001
135,000	Intel Corp.	2,949,750
77,700	Xilinx, Inc.	2,965,809

		8,487,560

	Specialized Finance 3.7%
29,958	IntercontinentalExchange, Inc.*	4,885,251
61,759	MarketAxess Holdings, Inc.	2,303,611

		7,188,862

MARCH 31, 2013 (UNAUDITED)

Shares		Value

	Systems Software 3.5%
107,800	Check Point Software Technologies Ltd.* (Israel)	$5,065,522
33,718	Red Hat, Inc.*	1,704,782

		6,770,304

	Total Common Stocks (cost $145,183,692)	174,536,401

	PREFERRED STOCKS 1.8%

	Health Care Equipment 1.8%
32,506	Sartorius AG Pfd. (Germany)	3,479,532

	Total Preferred Stocks (cost $1,846,534)	3,479,532

	LIMITED PARTNERSHIP INTEREST 0.2%

	Asset Management & Custody Banks 0.2%
	Greenspring Global Partners II-B, L.P.*** †	437,652

	Total Limited Partnership Interest (cost $464,387)	437,652

	WARRANTS 0.0%

	Health Care Equipment 0.0%
71,500	Cardica, Inc., expiring 9/29/14* *** †	3,575

	Total Warrants (cost $8,938)	3,575

Principal Amount		Value

	SHORT-TERM INVESTMENTS 7.8%

	Repurchase Agreement 7.8%
$15,152,120	Repurchase Agreement dated 3/28/13, 0.01% due 4/1/13 with State Street Bank and Trust Co. collateralized by $15,120,000 of United States Treasury Notes 1.000% due 3/31/17; value: $15,460,140; repurchase proceeds: $15,152,137†† (cost $15,152,120)	$15,152,120

	Total Short-Term Investments (cost $15,152,120)	15,152,120

	Total Investments (cost $162,655,671) 99.9%	193,609,280

	Other Assets less Liabilities 0.1%	162,363

	NET ASSETS 100.0%	$193,771,643

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 15).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 11).

††All or a portion of this security has been designated as collateral for purchase commitments (see Note 12).

ADR American Depositary Receipt.

See Notes to Financial Statements.

At March 31, 2013, Wasatch World Innovators Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Canada	3.1
China	2.2
France	3.2
Germany	1.9
Israel	5.7
Italy	4.2
Japan	3.2
Norway	0.6
Sweden	1.3
United Kingdom	3.5
United States	71.1

TOTAL	100.0%

WASATCH-1ST SOURCE INCOME FUND (FMEQX) — Schedule of Investments

Principal Amount		Value

	ASSET BACKED SECURITIES 3.6%

$1,500,000	Citibank Credit Card Issuance Trust, 5.65%, 9/20/19, Series 2007-A8, Class A8	$1,796,760
900,000	Citibank Omni Master Trust, 4.90%, 11/15/18, Series 2009-A17, Class A17†	962,306
585,000	World Financial Network Credit Card Master Trust, 1.76%, 5/17/21, Series 2012-B, Class A	595,227
1,400,000	World Financial Network Credit Card Master Trust, 3.14%, 1/17/23, Series 2012-A, Class A	1,519,748

	Total Asset Backed Securities (cost $4,759,615)	4,874,041

	COLLATERALIZED MORTGAGE OBLIGATIONS 22.4%

250,000	Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.077%, 11/10/42, Series 2005-1, Class A4†††	254,638
23,896	Banc of America Mortgage Securities, Inc., 3.006%, 2/25/33, Series 2003-A, Class 3A1†††	22,960
53,314	Bear Stearns Commercial Mortgage Securities, 4.735%, 9/11/42, Series 2005-PWR9, Class A2	54,142
84,763	Countrywide Home Loan Mortgage Pass Through Trust, 4.50%, 8/25/19, Series 2004-J7, Class 2A1	85,693
607,783	Federal Home Loan Mortgage Corp., 1.50%, 9/15/22, Series 3760, Class BA	614,388
143,928	Federal Home Loan Mortgage Corp., 1.50%, 4/15/24, Series 3780, Class TA	145,220
110,592	Federal Home Loan Mortgage Corp., 2.40%, 5/1/31, Series 847292†††	118,280
77,865	Federal Home Loan Mortgage Corp., 2.431%, 12/1/32, Series 847527†††	83,056
54,587	Federal Home Loan Mortgage Corp., 2.485%, 11/1/35, Series 1M0010†††	57,976
28,133	Federal Home Loan Mortgage Corp., 2.842%, 8/1/33, Series 847281†††	30,024
338,463	Federal Home Loan Mortgage Corp., 3.349%, 1/1/25, Series 775629†††	339,437
233,971	Federal Home Loan Mortgage Corp., 3.554%, 5/1/25, Series 775617†††	246,474
247,202	Federal Home Loan Mortgage Corp., 5.50%, 5/15/15, Series 2808, Class VA	257,721
76,640	Federal Home Loan Mortgage Corp., 5.50%, 10/1/25, Series C90925	83,795
288,345	Federal Home Loan Mortgage Corp., 5.50%, 8/1/29, Series C46102	314,453
312,507	Federal National Mortgage Assoc., 1.984%, 12/1/35, Series 848390†††	327,752
933,141	Federal National Mortgage Assoc., 2.00%, 4/25/42, Series 2012-82, Class E	936,434
378,592	Federal National Mortgage Assoc., 2.079%, 1/1/35, Series 825245†††	403,177
171,030	Federal National Mortgage Assoc., 2.513%, 11/1/34, Series 782320†††	182,144
16,244	Federal National Mortgage Assoc., 2.60%, 10/1/32, Series 659567†††	16,266
132,671	Federal National Mortgage Assoc., 2.774%, 1/1/18, Series 57735†††	136,699
161,987	Federal National Mortgage Assoc., 2.807%, 2/1/21, Series 313380†††	169,034
1,454,334	Federal National Mortgage Assoc., 3.00%, 1/1/28, Series AB7546	1,542,867

Principal Amount		Value

$ 247,892	Federal National Mortgage Assoc., 3.50%, 6/25/23, Series 2003-46, Class LD	$264,146
268,053	Federal National Mortgage Assoc., 3.875%, 1/25/39, Series 2009-2, Class WJ	287,193
154,145	Federal National Mortgage Assoc., 4.00%, 10/25/32, Series 2003-28, Class GA	159,631
157,135	Federal National Mortgage Assoc., 4.066%, 7/1/19, Series 070377†††	163,484
554,916	Federal National Mortgage Assoc., 4.50%, 6/25/29, Series 2005-121, Class V	570,529
924,846	Federal National Mortgage Assoc., 5.00%, 7/25/23, Series 2005-4, Class VG	937,399
250,000	Federal National Mortgage Assoc., 5.50%, 5/25/23, Series 2003-42, Class EK	286,344
283,810	Government National Mortgage Assoc., 1.625%, 1/20/30, Series 80364†††	295,795
725,585	Government National Mortgage Assoc., 1.75%, 6/20/30, Series 80416†††	762,636
555,918	Government National Mortgage Assoc., 1.75%, 9/20/34, Series 81054†††	583,934
723,587	Government National Mortgage Assoc., 2.25%, 7/20/34, Series 80987†††	754,626
2,125,211	Government National Mortgage Assoc., 2.50%, 5/20/40, Series 2012-94, Class GA	2,224,074
787,992	Government National Mortgage Assoc., 3.00%, 8/20/38, Series 2010-47, Class CG	819,389
790,579	Government National Mortgage Assoc., 3.00%, 12/20/38, Series 2010-89, Class PA	817,101
1,286,048	Government National Mortgage Assoc., 3.00%, 5/20/39, Series 2010-68, Class YE	1,340,214
1,625,518	Government National Mortgage Assoc., 3.00%, 10/20/39, Series 2010-117, Class GD	1,707,769
852,234	Government National Mortgage Assoc., 3.00%, 6/20/41, Series 2011-138, Class PN	887,820
1,150,453	Government National Mortgage Assoc., 3.50%, 1/20/37, Series 2009-31, Class PD	1,181,926
1,641,427	Government National Mortgage Assoc., 3.50%, 6/20/39, Series 2010-129, Class NU	1,760,165
457,944	Government National Mortgage Assoc., 4.00%, 6/20/38, Series 2009-69, Class WC	477,756
955,396	Government National Mortgage Assoc., 4.00%, 9/20/38, Series 2009-108, Class WG	1,026,254
821,696	Government National Mortgage Assoc., 4.00%, 3/20/39, Series 2009-31, Class TA	874,345
787,846	Government National Mortgage Assoc., 4.00%, 4/16/39, Series 2009-110, Class AB	827,795
785,029	Government National Mortgage Assoc., 4.00%, 8/20/39, Series 2009-69, Class PV	832,565
548,513	Government National Mortgage Assoc., 4.50%, 6/20/34, Series 2009-101, Class G	562,682
377,926	Government National Mortgage Assoc., 4.50%, 8/20/34, Series 2009-36, Class G	386,289
483,392	Government National Mortgage Assoc., 4.50%, 8/16/35, Series 2009-62, Class DT	495,957
406,871	Government National Mortgage Assoc., 4.50%, 2/20/38, Series 2009-55, Class NP	429,496
638,355	Government National Mortgage Assoc., 4.50%, 3/20/39, Series 2009-14, Class AG	691,217
169,675	Government National Mortgage Assoc., 4.658%, 12/16/30, Series 2005-12, Class C	174,350
305,717	Government National Mortgage Assoc., 5.00%, 9/16/31, Series 2009-38, Class A	315,467
500,000	Government National Mortgage Assoc., 5.00%, 7/20/34, Series 2004-105, Class MC	550,535
105,699	Government National Mortgage Assoc., 5.00%, 8/20/39, Series 004513	111,929

	Total Collateralized Mortgage Obligations (cost $29,588,153)	29,983,442

MARCH 31, 2013 (UNAUDITED)

Principal Amount		Value

	CORPORATE BONDS 39.1%

	Aerospace & Defense 0.7%
$ 600,000	Lockheed Martin Corp., 3.35%, 9/15/21	$629,794
250,000	Martin Marietta Corp., 7.375%, 4/15/13	250,555

		880,349

	Air Freight & Logistics 0.6%
620,000	United Parcel Service, Inc., 5.50%, 1/15/18	741,805

	Automotive Retail 0.6%
775,000	AutoZone, Inc., 5.50%, 11/15/15	864,927

	Beverages — Non-alcoholic 1.1%
500,000	PepsiAmericas, Inc., 5.00%, 5/15/17	572,078
750,000	PepsiCo, Inc., 5.00%, 6/1/18	882,128

		1,454,206

	Commercial Banks — Non-U.S. 1.6%
1,100,000	Royal Bank of Canada, 2.00%, 5/15/20 MTN## (Canada)	1,103,587
1,000,000	Toronto-Dominion Bank (The), 2.375%, 10/19/16 (Canada)	1,046,194

		2,149,781

	Commercial Banks — Central U.S. 0.4%
600,000	SunTrust Bank, 1.284%, 6/30/14†††	593,603

	Commercial Banks — Southern U.S. 0.6%
800,000	BB&T Corp., 3.20%, 3/15/16 MTN	850,741

	Computer Hardware 0.7%
900,000	Hewlett-Packard Co., 2.125%, 9/13/15	912,450

	Construction & Farm Machinery & Heavy Trucks 1.2%
500,000	Caterpillar Financial Services Corp., 5.85%, 9/1/17 MTN	595,203
1,000,000	John Deere Capital Corp., 2.25%, 4/17/19	1,034,057

		1,629,260

	Cosmetics & Toiletries 0.4%
441,775	Procter & Gamble — ESOP, 9.36%, 1/1/21, Series A	584,284

	Distillers & Vintners 0.4%
504,000	Diageo Capital plc, 7.375%, 1/15/14 (United Kingdom)	530,293

	Diversified Banks 3.9%
1,250,000	Bank of America Corp., 7.375%, 5/15/14 MTN	1,337,725
500,000	Goldman Sachs Group, Inc. (The), 3.625%, 2/7/16	530,997
500,000	SouthTrust Corp., 5.80%, 6/15/14	523,341
1,125,000	US Bancorp, 3.00%, 3/15/22 MTN	1,159,622
750,000	Wachovia Corp., 5.25%, 8/1/14	793,510
700,000	Wachovia Corp., 5.75%, 2/1/18 MTN	833,176

		5,178,371

	Diversified Financial Services 2.9%
2,350,000	General Electric Capital Corp., 5.40%, 2/15/17 MTN	2,699,212
1,000,000	General Electric Capital Corp., 5.625%, 5/1/18	1,183,470

		3,882,682

	Diversified Metals & Mining 0.3%
450,000	Rio Tinto Alcan, Inc., 4.50%, 5/15/13 (Canada)	451,855

Principal Amount		Value

	Drug Retail 0.3%
$ 400,000	Walgreen Co., 4.875%, 8/1/13	$405,606

	Electric — Integrated 0.5%
659,000	Southern Co. (The), 2.375%, 9/15/15, Series A	683,380

	Enterprise Software & Services 0.9%
1,000,000	Oracle Corp., 5.75%, 4/15/18	1,206,642

	Finance — Auto Loans 0.6%
750,000	PACCAR Financial Corp., 1.60%, 3/15/17 MTN	761,392

	Finance — Credit Card 0.9%
975,000	American Express Co., 6.15%, 8/28/17	1,166,297

	Finance — Other Services 0.4%
500,000	Sun Canada Financial Co., 7.25%, 12/15/15†	555,251

	Footwear 0.5%
600,000	Nike, Inc., 5.15%, 10/15/15 MTN	662,148

	Health Care Equipment 0.2%
250,000	Baxter International, Inc., 4.625%, 3/15/15	268,738

	Industrial Gases 0.5%
600,000	Praxair, Inc., 4.625%, 3/30/15	648,164

	Instruments — Scientific 0.6%
700,000	Thermo Fisher Scientific, Inc., 4.70%, 5/1/20	773,998

	Integrated Telecommunication Services 1.6%
129,084	Ameritech Capital Funding, 9.10%, 6/1/16	148,837
870,000	AT&T, Inc., 5.50%, 2/1/18	1,022,808
300,000	Verizon Communications, Inc., 5.50%, 2/15/18	352,641
520,000	Verizon Communications, Inc., 5.55%, 2/15/16	586,628

		2,110,914

	Investment Banking & Brokerage 0.6%
700,000	Morgan Stanley, 5.50%, 7/24/20 MTN	806,163

	Life & Health Insurance 1.1%
850,000	Prudential Financial, Inc., 6.20%, 1/15/15	927,185
480,000	Prudential Holdings, LLC, 7.245%, 12/18/23, Series FSA†	595,634

		1,522,819

	Medical Instruments 0.9%
1,100,000	Medtronic, Inc., 4.45%, 3/15/20	1,264,117

	Medical — Drugs 0.6%
575,000	Pharmacia Corp., 6.75%, 12/15/27	787,560

	Medical — Health Maintenance Organizations 0.8%
1,000,000	WellPoint, Inc., 4.35%, 8/15/20	1,112,426

	Movies & Entertainment 0.7%
300,000	Walt Disney Co. (The), 2.75%, 8/16/21	308,857
250,000	Walt Disney Co. (The), 4.50%, 12/15/13 MTN	257,361
350,000	Walt Disney Co. (The), 6.00%, 7/17/17, Series C MTN	420,913

		987,131

	Multimedia 0.7%
800,000	NBCUniversal Media, LLC, 5.15%, 4/30/20	948,129

WASATCH-1ST SOURCE INCOME FUND (FMEQX) — Schedule of Investments (continued)

Principal Amount		Value

	Oil Companies — Exploration & Production 0.5%
$ 600,000	Apache Finance Canada Corp., 4.375%, 5/15/15 (Canada)	$645,111

	Oil Companies — Integrated 1.1%
750,000	ConocoPhillips, 5.75%, 2/1/19	917,601
500,000	XTO Energy, Inc., 5.75%, 12/15/13	519,052

		1,436,653

	Other Diversified Financial Services 1.1%
1,350,000	JPMorgan Chase & Co., 4.35%, 8/15/21	1,489,286

	Personal Products 0.5%
655,000	Avon Products, Inc., 5.625%, 3/1/14	683,284

	Pharmaceuticals 2.9%
745,000	AstraZeneca plc, 5.90%, 9/15/17 (United Kingdom)	894,298
795,000	Cardinal Health, Inc., 6.00%, 6/15/17	927,530
1,000,000	Johnson & Johnson, 5.55%, 8/15/17	1,196,051
725,000	Pharmacia Corp., 6.50%, 12/1/18	917,194

		3,935,073

	Property & Casualty Insurance 0.3%
435,000	Allstate Corp. (The), 7.50%, 6/15/13	441,057

	Railroads 1.1%
300,000	Burlington Northern Santa Fe, LLC, 4.30%, 7/1/13	302,833
1,000,000	Union Pacific Corp., 5.70%, 8/15/18	1,206,880

		1,509,713

	Regional Banks 0.6%
700,000	Fifth Third Bancorp, 5.45%, 1/15/17	786,056

	Semiconductor Equipment 0.2%
250,000	Applied Materials, Inc., 2.65%, 6/15/16	263,006

	Special Purpose Entity 0.4%
525,000	Principal Life Global Funding I, 5.05%, 3/15/15†	567,594

	Specialized Finance 0.5%
600,000	CME Group, Inc., 5.40%, 8/1/13	609,590

	Specialty Chemicals 1.2%
1,150,000	Lubrizol Corp., 8.875%, 2/1/19	1,592,400

	Steel 0.9%
1,000,000	Nucor Corp., 5.75%, 12/1/17	1,191,861

	Total Corporate Bonds (cost $50,808,278)	52,526,166

	MUNICIPAL BONDS 1.0%

650,000	Arizona State Transportation Board Highway Revenue, 5.00%, 7/1/23	744,016
500,000	Richmond Joint Powers Financing Authority, 8.25%, 7/1/19, Class B	603,175

	Total Municipal Bonds (cost $1,152,956)	1,347,191

Shares		Value

	MUTUAL FUNDS 0.6%

49,453	Eaton Vance Short Duration Diversified Income Fund	$852,075

	Total Mutual Funds (cost $752,394)	852,075

	EXCHANGE TRADED FUNDS 1.0%

6,000	iShares iBoxx Investment Grade Corporate Bond Fund	719,400
30,000	Market Vectors Preferred Securities ex = Financials ETF	615,900

	Total Exchange Traded Funds (cost $1,140,549)	1,335,300

Principal Amount		Value

	U.S. GOVERNMENT AGENCY SECURITIES 20.1%

$1,000,000	Federal Farm Credit Bank, 2.65%, 5/11/15	$1,048,748
1,000,000	Federal Farm Credit Bank, 3.85%, 2/11/15	1,065,980
1,000,000	Federal Farm Credit Bank, 3.875%, 10/7/13	1,019,454
650,000	Federal Farm Credit Bank, 4.875%, 4/1/14	680,570
1,500,000	Federal Home Loan Bank, 1.00%, 12/28/22, Series 0006##	1,494,922
1,000,000	Federal Home Loan Bank, 1.25%, 10/25/22, Series 0001##	999,254
2,000,000	Federal Home Loan Bank, 1.50%, 11/8/22, Series 0000##	1,985,390
1,415,000	Federal Home Loan Bank, 3.625%, 3/10/17	1,572,098
2,000,000	Federal Home Loan Mortgage Corp., 2.00%, 10/22/21 MTN	2,004,694
2,000,000	Federal Home Loan Mortgage Corp., 2.50%, 5/27/16	2,125,530
1,300,000	Federal Home Loan Mortgage Corp., 3.00%, 7/28/14	1,346,925
700,000	Federal Home Loan Mortgage Corp., 4.75%, 11/17/15	779,659
1,000,000	Federal National Mortgage Assoc., 1.00%, 12/28/18##	998,604
1,050,000	Federal National Mortgage Assoc., 2.05%, 5/23/17	1,107,508
2,200,000	Federal National Mortgage Assoc., 2.625%, 11/20/14	2,285,996
1,800,000	Federal National Mortgage Assoc., 4.875%, 12/15/16	2,082,532
600,000	Federal National Mortgage Assoc., 5.24%, 8/7/18	610,444
528,803	New Valley Generation IV, 4.687%, 1/15/22	601,973
800,000	Tennessee Valley Authority, 3.875%, 2/15/21	927,858
1,000,000	Tennessee Valley Authority, 6.25%, 12/15/17, Series E	1,245,910
1,000,000	Tennessee Valley Authority Generic Strip, 0.00%, 11/1/18, Series C###	925,239

	Total U.S. Government Agency Securities (cost $26,206,519)	26,909,288

MARCH 31, 2013 (UNAUDITED)

Principal Amount		Value

	U.S. TREASURY INFLATION PROTECTED BONDS 1.0%

$1,154,055	U.S. Treasury Bond, 1.625%, 1/15/18#	$1,345,465

	Total U.S. Treasury Inflation Protected Bonds (cost $1,117,908)	1,345,465

	U.S. TREASURY NOTES 9.1%

950,000	U.S. Treasury Note, 2.75%, 12/31/17	1,040,844
4,125,000	U.S. Treasury Note, 3.25%, 12/31/16	4,544,913
5,700,000	U.S. Treasury Note, 3.625%, 8/15/19	6,601,312

	Total U.S. Treasury Notes (cost $11,754,542)	12,187,069

Shares		Value

	PREFERRED STOCKS 1.0%

	Diversified Banks 0.8%
4,762	Bank One Capital TR VI, 7.20%, Pfd.	$124,955
19,200	Harris Preferred Capital Corp., 7.375%, Series A Pfd.§§§	499,008
20,000	JP Morgan Chase Capital XIX, 6.625%, Series S Pfd.	506,800

		1,130,763

	Investment Banking & Brokerage 0.2%
10,000	Morgan Stanley Cap TR VI, 6.60%, Pfd.	254,100

	Total Preferred Stocks (cost $1,345,279)	1,384,863

Principal Amount		Value
	SHORT-TERM INVESTMENTS 1.0%

	Repurchase Agreement 1.0%
$1,291,605	Repurchase Agreement dated 3/28/13, 0.01% due 4/1/13 with State Street Bank and Trust Co. collateralized by $1,325,000 of United States Treasury Notes 0.500% due 7/31/17; value: $1,318,882; repurchase proceeds: $1,291,607 (cost $1,291,605)	$1,291,605

	Total Short-Term Investments (cost $1,291,605)	1,291,605

	Total Investments (cost $129,917,798) 99.9%	134,036,505

	Other Assets less Liabilities 0.1%	177,844

	NET ASSETS 100.0%	$134,214,349

†Liquid security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933.

†††Variable rate securities.

§§§Perpetual maturity. Callable any time after first call date. Maturity date is next call date.

#Treasury Inflation Protected Securities. A U.S. Treasury Note or Bond that offers protection from inflation by paying a fixed rate of interest on principal amount that is adjusted for inflation based on the Consumer Price Index.

##Step Bond. The rate shown is as of March 31, 2013 and will reset at a future date.

###Zero coupon bond.

MTN Medium Term Note.

ETF Exchanged Traded Fund

See Notes to Financial Statements.

At March 31, 2013, Wasatch-1st Source Income Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Canada	2.4
United Kingdom	1.1
United States	96.5

TOTAL	100.0%

WASATCH-HOISINGTON U.S. TREASURY FUND (WHOSX) — Schedule of Investments	(UNAUDITED)

Principal Amount		Value

	U.S. GOVERNMENT OBLIGATIONS 96.4%

$13,250,000	U.S. Treasury Bond, 2.75%, 11/15/42	$12,281,094
7,800,000	U.S. Treasury Bond, 3.00%, 5/15/42	7,636,684
28,000,000	U.S. Treasury Bond, 3.125%, 11/15/41	28,166,264
8,000,000	U.S. Treasury Bond, 3.125%, 2/15/42	8,040,000
9,700,000	U.S. Treasury Bond, 3.50%, 2/15/39	10,547,237
3,000,000	U.S. Treasury Bond, 3.875%, 8/15/40	3,470,157
4,035,000	U.S. Treasury Bond, 4.25%, 5/15/39	4,958,636
6,900,000	U.S. Treasury Bond, 4.25%, 11/15/40	8,483,764
1,400,000	U.S. Treasury Bond, 4.375%, 2/15/38	1,750,218
1,040,000	U.S. Treasury Bond, 4.375%, 5/15/40	1,303,576
10,000,000	U.S. Treasury Bond, 4.50%, 5/15/38	12,737,500
6,000,000	U.S. Treasury Bond, 4.50%, 8/15/39	7,661,250
6,260,000	U.S. Treasury Bond, 4.75%, 2/15/41	8,314,062
48,400,000	U.S. Treasury Strip, principal only, 5/15/30	29,583,145
52,300,000	U.S. Treasury Strip, principal only, 2/15/31	31,065,468
54,837,000	U.S. Treasury Strip, principal only, 2/15/37	25,476,283
35,150,000	U.S. Treasury Strip, principal only, 5/15/39	14,976,782
26,000,000	U.S. Treasury Strip, principal only, 5/15/40	10,622,560
16,500,000	U.S. Treasury Strip, principal only, 11/15/41	6,325,126

	Total U.S. Government Obligations (cost $210,889,121)	233,399,806

Principal Amount		Value

	SHORT-TERM INVESTMENTS 0.8%

	Repurchase Agreement 0.8%
$ 1,841,807	Repurchase Agreement dated 3/28/13, 0.01% due 4/1/13 with State Street Bank and Trust Co. collateralized by $1,840,000 of United States Treasury Notes 1.000% due 3/31/17; value: $1,881,393; repurchase proceeds: $1,841,809 (cost $1,841,807)	$1,841,807

	Total Short-Term Investments (cost $1,841,807)	1,841,807

	Total Investments (cost $212,730,928) 97.2%	235,241,613

	Other Assets less Liabilities 2.8%	6,896,728

	NET ASSETS 100.0%	$242,138,341

	See Notes to Financial Statements.

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WASATCH FUNDS — Statements of Assets and Liabilities

	CORE GROWTH FUND	EMERGING INDIA FUND	EMERGING MARKETS SELECT FUND[1]

Assets:
Investments, at cost
Unaffiliated issuers	$466,395,014	$13,190,415	$20,612,012
Repurchase agreements	82,958,400	—	1,253,546

	$549,353,414	$13,190,415	$21,865,558

Investments, at market value
Unaffiliated issuers	$694,734,920	$14,444,644	$21,313,106
Repurchase agreements	82,958,400	—	1,253,546

	777,693,320	14,444,644	22,566,652
Cash	91,654	—	—
Foreign currency on deposit (cost of $0, $436,342, $0, $4,672,057, $0, $3,300, $0 and $16,345, respectively)	—	436,341	—
Receivable for investment securities sold	—	136,041	—
Capital shares receivable	1,280,719	694	72,620
Interest and dividends receivable	134,560	5,994	16,133
Prepaid expenses and other assets	54,622	17,148	6,521

Total Assets	779,254,875	15,040,862	22,661,926

Liabilities:
Bank overdraft of foreign currency (cost of $0, $0, $0, $0, $236,220, $0, $0 and $0, respectively)	—	—	—
Payable for securities purchased	—	—	—
Capital shares payable	918,543	—	7,146
Payable to Advisor	649,802	9,416	3,531
Accrued fund administration fees	18,932	415	520
Accrued expenses and other liabilities	165,044	28,708	39,795
Other payables	35,103	400,929	4,906

Total Liabilities	1,787,424	439,468	55,898

Net Assets	$777,467,451	$14,601,394	$22,606,028

Net Assets Consist of:
Capital stock	$167,672	$74,377	$21,714
Paid-in-capital in excess of par	578,074,184	14,828,093	22,199,257
Undistributed net investment loss	(4,374,628)	(275,261)	(30,439)
Undistributed net realized gain (loss) on investments and foreign currency translations	(24,704,092)	(1,280,047)	(280,777)
Net unrealized appreciation on investments and foreign currency translations	228,304,315	1,254,232	696,273

Net Assets	$777,467,451	$14,601,394	$22,606,028

Net Assets
Investor Class	762,404,384	14,601,394	20,876,127
Institutional Class	15,063,067	—	1,729,901

Capital Stock Issued and Outstanding (Unlimited number of shares authorized, $.01 par value)
Investor Class	16,442,714	7,437,728	2,005,347
Institutional Class	324,522	—	166,030

NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE
Investor Class	$46.37	$1.96	$10.41

Institutional Class	$46.42	$—	$10.42

[1]	Fund inception date was December 13, 2012.

See Notes to Financial Statements.

MARCH 31, 2013 (UNAUDITED)

EMERGING MARKETS SMALL CAP FUND	FRONTIER EMERGING SMALL COUNTRIES FUND	GLOBAL OPPORTUNITIES FUND	HERITAGE GROWTH FUND	INTERNATIONAL GROWTH FUND

$1,392,792,009	$286,906,951	$138,665,258	$81,210,643	$652,638,579
70,492,421	23,689,647	6,545,903	9,003,455	50,924,585

$1,463,284,430	$310,596,598	$145,211,161	$90,214,098	$703,563,164

$1,794,172,060	$323,011,469	$191,041,150	$111,402,049	$815,352,129
70,492,421	23,689,647	6,545,903	9,003,455	50,924,585

1,864,664,481	346,701,116	197,587,053	120,405,504	866,276,714
1,531,150	4,722,361	738,443	17,185	1,312,649
4,671,131	—	3,301	—	16,347
11,471,530	8,459	—	—	6,122,216
12,391,786	4,669,474	203,689	27,622	24,642,681
3,029,423	949,414	270,564	23,219	1,856,957
72,714	60,135	19,286	8,763	91,543

1,897,832,215	357,110,959	198,822,336	120,482,293	900,319,107

—	236,469	—	—	—
8,763,137	9,585,602	8	92,772	26,818,307
1,908,451	267,661	11,096	109,894	273,290
2,548,539	459,672	251,256	67,585	873,057
45,021	7,192	4,849	3,022	19,405
571,806	23,954	64,827	58,170	138,455
11,533,738	197,031	9,437	—	199,344

25,370,692	10,777,581	341,473	331,443	28,321,858

$1,872,461,523	$346,333,378	$198,480,863	$120,150,850	$871,997,249

$6,361,162	$1,209,407	$472,520	$89,072	$335,769
1,535,052,682	310,300,533	135,483,316	89,920,192	706,149,987
(11,052,627)	(682,937)	(1,633,056)	(260,814)	(2,391,956)
(47,744,531)	(403,366)	11,790,711	210,994	5,389,362
389,844,837	35,909,741	52,367,372	30,191,406	162,514,087

$1,872,461,523	$346,333,378	$198,480,863	$120,150,850	$871,997,249

1,872,461,523	346,333,378	198,480,863	120,150,850	871,997,249
—	—	—	—	—

636,116,192	120,940,665	47,252,027	8,907,187	33,576,905
—	—	—	—	—

$2.94	$2.86	$4.20	$13.49	$25.97

$—	$—	$—	$—	$—

WASATCH FUNDS — Statements of Assets and Liabilities (continued)

	INTERNATIONAL OPPORTUNITIES FUND	LARGE CAP VALUE FUND	LONG/SHORT FUND

Assets:
Investments, at cost
Unaffiliated issuers	$169,411,139	$809,265,235	$1,235,620,631
Affiliated issuers[1]	—	—	23,760,713
Repurchase agreements	8,399,722	100,859,370	349,751,080

	$177,810,861	$910,124,605	$1,609,132,424

Investments, at market value
Unaffiliated issuers	$241,415,989	$1,154,467,288	$1,468,283,283
Affiliated issuers[1]	—	—	36,952,272
Repurchase agreements	8,399,722	100,859,370	349,751,080

	249,815,711	1,255,326,658	1,854,986,635
Cash	114,656	197,168	237,341
Foreign currency on deposit (cost of $15,326, $0, $0, $0, $0, $31,997, $0 and $2, respectively)	15,325	—	—
Receivable for investment securities sold	2,714	8,389,649	27,482,034
Receivable from broker for securities sold short	—	—	176,763,834
Capital shares receivable	194,530	1,398,520	4,532,036
Interest and dividends receivable	582,579	1,310,637	1,270,968
Prepaid expenses and other assets	19,278	131,020	73,984

Total Assets	250,744,793	1,266,753,652	2,065,346,832

Liabilities:
Call options written at value (premiums of $0, $0, $9,815,208, $0, $130,633, $0, $0 and $0, respectively)	—	—	9,098,678
Securities sold short, at value (proceeds of $0, $0, $166,608,399, $0, $0, $0, $0 and $0, respectively)	—	—	187,318,797
Payable for securities purchased	1,920,375	7,512,320	8,509,970
Capital shares payable	160,171	1,477,392	1,329,150
Dividends payable to shareholders	—	48,425	—
Payable to Advisor	373,486	891,309	1,707,256
Accrued fund administration fees	5,923	31,498	45,241
Accrued expenses and other liabilities	138,362	518,717	248,151
Other payables	186,942	—	143,840

Total Liabilities	2,785,259	10,479,661	208,401,083

Net Assets	$247,959,534	$1,256,273,991	$1,856,945,749

Net Assets Consist of:
Capital stock	$866,783	$798,266	$1,220,584
Paid-in-capital in excess of par	177,348,879	879,297,392	1,582,363,496
Undistributed net investment income (loss)	(1,191,329)	62,809	(3,018,671)
Undistributed net realized gain (loss) on investments, options and foreign currency translations	(871,944)	30,913,471	50,519,997
Net unrealized appreciation on investments, options and foreign currency translations	71,807,145	345,202,053	225,860,343

Net Assets	$247,959,534	$1,256,273,991	$1,856,945,749

Net Assets
Investor Class	247,959,534	1,241,622,043	1,512,994,152
Institutional Class	—	14,651,948	343,951,597	[2]

Capital Stock Issued and Outstanding (Unlimited number of shares authorized, $.01 par value)
Investor Class	86,678,291	78,895,431	99,450,075
Institutional Class	—	931,174	22,608,333	[2]

NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE
Investor Class	$2.86	$15.74	$15.21

Institutional Class	$—	$15.73	$15.21	[2]

[1]See	Note 10 for information on affiliated issuers.

[2]Institutional	Class inception date was December 13, 2012.

See Notes to Financial Statements.

MARCH 31, 2013 (UNAUDITED)

MICRO CAP FUND	MICRO CAP VALUE FUND	SMALL CAP GROWTH FUND	SMALL CAP VALUE FUND	STRATEGIC INCOME FUND

$189,708,936	$102,697,745	$1,115,258,368	$140,438,370	$40,224,626
1,540,000	—	138,323,807	—	—
13,170,345	9,877,259	183,848,636	4,391,011	4,986,746

$204,419,281	$112,575,004	$1,437,430,811	$144,829,381	$45,211,372

$275,207,527	$138,369,479	$1,772,856,332	$183,485,504	$48,705,682
50,820	—	135,678,964	—	—
13,170,345	9,877,259	183,848,636	4,391,011	4,986,746

288,428,692	148,246,738	2,092,383,932	187,876,515	53,692,428
18,121	6,475	388,276	26,064	7,273
—	—	32,002	—	2
1,093	24,980	—	—	—
—	—	—	—	—
27,703	48,334	2,364,451	50,657	16,171
68,547	143,264	557,937	73,050	190,529
16,169	9,505	84,933	21,670	13,042

288,560,325	148,479,296	2,095,811,531	188,047,956	53,919,445

—	191,800	—	—	—

—	—	—	—	—
—	733,196	4,243,423	756,930	—
174,451	401,492	1,107,412	279,141	403,419
—	—	—	—	11,486
473,566	243,335	1,761,477	154,966	26,452
7,171	3,621	51,187	4,672	1,320
75,888	66,522	673,155	87,372	25,630
82,243	160,729	87,824	84,938	—

813,319	1,800,695	7,924,478	1,368,019	468,307

$287,747,006	$146,678,601	$2,087,887,053	$186,679,937	$53,451,138

$465,219	$488,485	$463,464	$421,639	$51,833
241,453,282	97,525,080	1,425,010,752	233,239,667	50,013,836
(5,643,006)	(1,393,594)	(9,007,651)	(714,076)	(218,382)
(32,455,693)	14,614,986	16,553,313	(89,229,489)	(4,877,255)
83,927,204	35,443,644	654,867,175	42,962,196	8,481,106

$287,747,006	$146,678,601	$2,087,887,053	$186,679,937	$53,451,138

287,747,006	146,678,601	2,087,887,053	178,404,671	53,451,138
—	—	—	8,275,266	—

46,521,905	48,848,530	46,346,375	40,300,785	5,183,277
—	—	—	1,863,120	—

$6.19	$3.00	$45.05	$4.43	$10.31

$—	$—	$—	$4.44	$—

WASATCH FUNDS — Statements of Assets and Liabilities (continued)	MARCH 31, 2013 (UNAUDITED)

	ULTRA GROWTH FUND	WORLD INNOVATORS FUND	INCOME FUND	U.S. TREASURY FUND

Assets:
Investments, at cost
Unaffiliated issuers	$115,404,481	$147,503,551	$128,626,193	$210,889,121
Repurchase agreements	1,097,751	15,152,120	1,291,605	1,841,807

	$116,502,232	$162,655,671	$129,917,798	$212,730,928

Investments, at market value
Unaffiliated issuers	$139,792,816	$178,457,160	$132,744,900	$233,399,806
Repurchase agreements	1,097,751	15,152,120	1,291,605	1,841,807

	140,890,567	193,609,280	134,036,505	235,241,613
Cash	13,670	—	1,939	—
Foreign currency on deposit (cost of $0, $8,440, $0 and $0, respectively)	—	8,440	—	—
Receivable for investment securities sold	155,059	89,009	2,871,044	—
Capital shares receivable	17,610	298,937	52,459	6,383,663
Interest and dividends receivable	40,664	169,699	967,477	1,086,882
Prepaid expenses and other assets	14,287	22,879	22,796	28,029

Total Assets	141,131,857	194,198,244	137,952,220	242,740,187

Liabilities:
Payable for securities purchased	143,739	33	3,547,048	—
Capital shares payable	228,778	95,563	44,728	267,709
Dividends payable to shareholders	—	—	37,559	152,885
Payable to Advisor	119,846	248,195	62,646	99,259
Accrued fund administration fees	3,526	4,834	3,406	6,017
Accrued expenses and other liabilities	64,986	77,976	42,484	75,976

Total Liabilities	560,875	426,601	3,737,871	601,846

Net Assets	$140,570,982	$193,771,643	$134,214,349	$242,138,341

Net Assets Consist of:
Capital stock	$65,494	$96,525	$129,261	$140,338
Paid-in-capital in excess of par	110,772,179	169,548,716	130,379,262	221,577,298
Undistributed net investment income (loss)	530,772	(1,518,671)	11,477	(133)
Undistributed net realized gain (loss) on investments and foreign currency translations	4,814,012	(5,306,297)	(424,358)	(2,089,847)
Net unrealized appreciation on investments and foreign currency translations	24,388,525	30,951,370	4,118,707	22,510,685

Net Assets	$140,570,982	$193,771,643	$134,214,349	$242,138,341

Net Assets
Investor Class	140,570,982	193,771,643	134,214,349	242,138,341
Institutional Class	—	—	—	—

Capital Stock Issued and Outstanding (Unlimited number of shares authorized, $.01 par value)
Investor Class	6,549,355	9,652,473	12,926,089	14,033,833
Institutional Class	—	—	—	—

NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE
Investor Class	$21.46	$20.07	$10.38	$17.25

Institutional Class	$—	$—	$—	$—

See Notes to Financial Statements.

(This page intentionally left blank.)

WASATCH FUNDS — Statements of Operations

	CORE GROWTH FUND	EMERGING INDIA FUND	EMERGING MARKETS SELECT FUND[1]

Investment Income:
Interest	$2,827	$26	$52
Dividends[2]
Unaffiliated issuers	2,608,046	34,045	40,896

Total investment income	2,610,873	34,071	40,948

Expenses:
Investment advisory fees	3,294,474	114,744	53,125
Shareholder servicing fees — Investor Class	406,650	27,037	18,288
Shareholder servicing fees — Institutional Class	6,170	—	6,647
Fund administration fees	51,694	1,201	679
Fund accounting fees	35,558	12,949	6,750
Reports to shareholders — Investor Class	41,341	1,728	884
Reports to shareholders — Institutional Class	1,120	—	114
Custody fees	44,504	21,068	9,515
Federal and state registration fees — Investor Class	31,541	9,811	1,911
Federal and state registration fees — Institutional Class	10,977	—	48
Legal fees	10,281	224	404
Trustees’ fees	25,860	600	797
Interest	2,431	342	108
Offering and organization costs	—	—	31,091
Audit fees	10,617	11,485	8,319
Other expenses	17,181 [3]	4,198	4,043 [4]

Total expenses before reimbursement	3,990,399	205,387	142,723
Reimbursement of expenses by Advisor	(15,093)	(55,878)	(71,336)

Net Expenses	3,975,306	149,509	71,387

Net Investment Income (Loss)	(1,364,433)	(115,438)	(30,439)

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments and foreign currency translations
Unaffiliated issuers	10,646,352	(427,161)	(280,777)
Net realized gain on options	150,916	—	—
Realized foreign capital gains taxes	—	—	—
Change in unrealized appreciation on investments, options and foreign currency translations	65,347,684	1,789	701,179
Change in deferred foreign capital gains taxes	(35,103)	64,914	(4,906)

Net gain (loss) on investments	76,109,849	(360,458)	415,496

Net Increase (Decrease) in Net Assets Resulting from Operations	$74,745,416	$(475,896)	$385,057

[1]	Fund inception date was December 13, 2012.

[2]	Net of $71,640, $0, $10,140, $1,514,007, $201,046, $39,073, $7,536 and $234,854 in foreign withholding taxes, respectively.

[3]	Includes class specific expenses of $237 for Investor and $228 for Institutional classes.

[4]	Includes class specific expenses of $78 for Investor and Institutional classes.

See Notes to Financial Statements.

MARCH 31, 2013 (UNAUDITED)

EMERGING MARKETS SMALL CAP FUND	FRONTIER EMERGING SMALL COUNTRIES FUND	GLOBAL OPPORTUNITIES FUND	HERITAGE GROWTH FUND	INTERNATIONAL GROWTH FUND

$2,537	$971	$266	$399	$1,663

12,703,567	1,495,430	865,946	718,898	3,537,782

12,706,104	1,496,401	866,212	719,297	3,539,445

14,199,582	1,635,719	1,266,225	396,277	3,814,035
1,116,909	183,259	106,218	107,288	313,068
—	—	—	—	—
127,370	14,627	13,248	8,891	47,817
85,484	22,701	20,307	11,041	40,571
108,166	29,327	16,092	8,635	34,823
—	—	—	—	—
916,225	197,259	34,803	3,817	165,951
69,184	34,712	18,879	12,822	51,351
—	—	—	—	—
24,964	1,819	2,736	1,873	7,975
63,360	4,241	6,931	4,810	20,344
5,874	506	1,327	527	1,904
—	26,484	—	—	—
11,439	12,598	11,767	11,295	11,295
32,935	4,336	9,759	6,055	12,850

16,761,492	2,167,588	1,508,292	573,331	4,521,984
(933,227)	(64,017)	—	(34,999)	—

15,828,265	2,103,571	1,508,292	538,332	4,521,984

(3,122,161)	(607,170)	(642,080)	180,965	(982,539)

17,056,099	(385,751)	12,128,488	878,732	38,309,257
—	—	—	—	—
(247,160)	(17,713)	—	—	(365,096)
162,070,489	32,467,269	11,041,488	9,792,184	61,125,922
(5,257,943)	(134,425)	54,988	—	25,726

173,621,485	31,929,380	23,224,964	10,670,916	99,095,809

$170,499,324	$31,322,210	$22,582,884	$10,851,881	$98,113,270

WASATCH FUNDS — Statements of Operations (continued)

	INTERNATIONAL OPPORTUNITIES FUND	LARGE CAP VALUE FUND		LONG/SHORT FUND

Investment Income:
Interest	$285	$3,275		$17,047
Dividends[1]
Unaffiliated issuers	1,500,793	15,276,687		10,785,997
Affiliated issuers[2]	—	—		—

Total investment income	1,501,078	15,279,962		10,803,044

Expenses:
Investment advisory fees	2,064,587	5,544,887		9,062,997
Shareholder servicing fees — Investor Class	276,350	1,215,478		690,803
Shareholder servicing fees — Institutional Class	—	6,276		6,197	[3]
Fund administration fees	16,620	96,777		129,353
Fund accounting fees	24,332	59,055		77,025
Reports to shareholders — Investor Class	33,368	109,330		86,125
Reports to shareholders — Institutional Class	—	10,001		7,746	[3]
Custody fees	89,733	16,113		40,198
Federal and state registration fees — Investor Class	15,441	39,759		48,778
Federal and state registration fees — Institutional Class	—	11,141		4,783	[3]
Legal fees	3,331	23,511		25,847
Trustees’ fees	8,519	58,185		65,540
Dividends on securities sold short	—	—		1,785,829
Interest	804	5,387		142,110
Audit fees	11,294	10,472		11,294
Other expenses	9,501	35,600	[4]	27,073	[5]

Total expenses before reimbursement	2,553,880	7,241,972		12,211,698
Reimbursement of expenses by Advisor	(170,860)	(468,019)		(17,080)

Net Expenses	2,383,020	6,773,953		12,194,618

Net Investment Income (Loss)	(881,942)	8,506,009		(1,391,574)

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments and foreign currency translations
Unaffiliated issuers	6,139,896	43,581,285		52,241,511
Affiliated issuers[2]	—	—		(398,986)
Net realized gain on options	—	—		10,017,561
Net realized loss on short positions	—	—		(6,144,138)
Realized foreign capital gains taxes	—	—		—
Change in unrealized appreciation on investments, options and foreign currency translations	31,959,752	84,513,965		128,315,891
Change in deferred foreign capital gains taxes	43,212	—		—

Net gain on investments	38,142,860	128,095,250		184,031,839

Net Increase in Net Assets Resulting from Operations	$37,260,918	$136,601,259		$182,640,265

[1]Net	of $165,318, $84,708, $148,154, $40,008, $15,994, $98,342, $0 and $5,846 in foreign withholding taxes, respectively.

[2]See	Note 10 for information on affiliated issuers.

[3]Institutional	Class inception date was December 13, 2012.

[4]Includes	class specific expenses of $237 for Investor and $228 for Institutional classes.

[5]Includes	class specific expenses of $116 for Investor and $189 for Institutional classes.

See Notes to Financial Statements.

MARCH 31, 2013 (UNAUDITED)

MICRO CAP FUND	MICRO CAP VALUE FUND	SMALL CAP GROWTH FUND	SMALL CAP VALUE FUND		STRATEGIC INCOME FUND

$574	$363	$8,381	$112		$200

1,062,192	1,043,098	8,159,647	1,362,992		1,106,072
—	—	2,971,287	—		—

1,062,766	1,043,461	11,139,315	1,363,104		1,106,272

2,689,144	1,328,312	9,418,707	881,248		167,561
121,822	122,514	1,462,545	139,899		39,863
—	—	—	6,038		—
21,659	10,699	147,867	13,838		3,757
21,110	16,483	90,581	15,107		6,877
15,397	12,389	151,606	14,266		2,957
—	—	—	769		—
35,570	17,599	189,183	26,024		991
12,402	9,850	60,674	12,549		12,858
—	—	—	10,869		—
4,913	2,449	30,992	3,093		728
12,410	6,094	78,218	7,651		1,987
—	—	—	—		—
1,186	585	7,268	795		230
11,439	11,903	11,294	10,472		11,903
11,795	8,694	41,594	9,833	[4]	5,715

2,958,847	1,547,571	11,690,529	1,152,451		255,427
—	(14,319)	—	(15,885)		(27,792)

2,958,847	1,533,252	11,690,529	1,136,566		227,635

(1,896,081)	(489,791)	(551,214)	226,538		878,637

9,387,754	16,805,438	36,810,453	8,662,817		(261,099)
—	—	—	—		—
—	163,435	—	134,261		—
—	—	—	—		—
—	(227,379)	—	—		—
14,388,970	4,741,424	148,684,950	17,830,800		5,327,486
66,222	72,316	1,513,905	52,642		—

23,842,946	21,555,234	187,009,308	26,680,520		5,066,387

$21,946,865	$21,065,443	$186,458,094	$26,907,058		$5,945,024

WASATCH FUNDS — Statements of Operations (continued)	MARCH 31, 2013 (UNAUDITED)

	ULTRA GROWTH FUND	WORLD INNOVATORS FUND	INCOME FUND	U.S. TREASURY FUND

Investment Income:
Interest	$38	$758	$1,557,646	$3,923,032
Dividends[1]
Unaffiliated issuers	1,277,819	1,137,534	96,387	—

Total investment income	1,277,857	1,138,292	1,654,033	3,923,032

Expenses:
Investment advisory fees	679,814	1,320,026	376,800	644,185
Shareholder servicing fees — Investor Class	105,599	159,660	28,831	164,071
Fund administration fees	10,678	13,815	10,766	20,250
Fund accounting fees	16,037	16,193	21,844	14,398
Reports to shareholders — Investor Class	11,242	16,960	3,229	14,390
Custody fees	24,324	7,664	7,735	3,711
Federal and state registration fees — Investor Class	10,848	16,561	12,106	27,048
Legal fees	2,464	3,145	2,456	4,652
Trustees’ fees	6,135	6,994	6,234	11,625
Interest	1,026	622	635	1,128
Audit fees	13,119	11,295	11,493	11,493
Other expenses	8,768	8,226	4,626	6,840

Total Expenses	890,054	1,581,161	486,755	923,791

Net Investment Income (Loss)	387,803	(442,869)	1,167,278	2,999,241

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments and foreign currency translations Unaffiliated issuers	6,438,142	2,814,417	356,495	(1,582,724)
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	4,342,356	11,700,209	(1,108,009)	(16,192,046)
Change in deferred foreign capital gains taxes	130,699	—	—	—

Net gain (loss) on investments	10,911,197	14,514,626	(751,514)	(17,774,770)

Net Increase (Decrease) in Net Assets Resulting from Operations	$11,299,000	$14,071,757	$415,764	$(14,775,529)

[1]	Net of $664, $35,344, $0 and $0 in foreign withholding taxes, respectively.

See Notes to Financial Statements.

(This page intentionally left blank.)

WASATCH FUNDS — Statements of Changes in Net Assets

	CORE GROWTH FUND		EMERGING INDIA FUND
	Six Months Ended March 31, 2013 (Unaudited)	Year Ended September 30, 2012[1]	Six Months Ended March 31, 2013 (Unaudited)	Year Ended September 30, 2012

Operations:
Net investment income (loss)	$(1,364,433)	$(3,651,264)	$(115,438)	$(76,950)
Net realized gain (loss) on investments, foreign currency translations and foreign capital gains taxes	10,646,352	46,892,618	(427,161)	(814,795)
Net realized gain on options	150,916	178,735	—	—
Change in unrealized appreciation on investments, options, foreign currency translations and deferred capital gains	65,312,581	75,535,655	66,703	2,192,373

Net increase (decrease) in net assets resulting from operations	74,745,416	118,955,744	(475,896)	1,300,628

Dividends paid from:
Investor Class
Net investment income	—	—	—	(82,606)
Net realized gains	—	—	—	—

	—	—	—	(82,606)

Capital share transactions:
Investor Class
Shares sold	178,255,045	140,556,596	6,351,417	7,512,543
Shares issued to holders in reinvestment of dividends	—	—	—	80,715
Shares redeemed	(70,674,878)	(110,766,693)	(4,933,138)	(5,765,833)
Redemption fees	81,532	22,639	1,125	32,138

Net increase	107,661,699	29,812,542	1,419,404	1,859,563

Institutional Class
Shares sold	6,025,961	8,421,536	—	—
Shares redeemed	(1,437,229)	(11,905)	—	—
Redemption fees	—	—	—	—

Net increase	4,588,732	8,409,631	—	—

Total increase in net assets	186,995,847	157,177,917	943,508	3,077,585

Net assets:
Beginning of period	590,471,604	433,293,687	13,657,886	10,580,301

End of period	$777,467,451	$590,471,604	$14,601,394	$13,657,886

Undistributed net investment income (loss) included in net assets at end of period	$(4,374,628)	$(3,010,195)	$(275,261)	$(159,823)

Capital share transactions — shares:
Investor Class
Shares sold	4,042,848	3,632,220	3,113,522	4,213,059
Shares issued to holders in reinvestment of dividends	—	—	—	52,755
Shares redeemed	(1,638,173)	(2,872,788)	(2,437,801)	(3,299,635)

Net increase in shares outstanding	2,404,675	759,432	675,721	966,179

Institutional Class
Shares sold	137,959	219,890	—	—
Shares redeemed	(33,028)	(299)	—	—

Net increase in shares outstanding	104,931	219,591	—	—

[1]	Institutional Class inception date was January 31, 2012.

[2]	Fund inception date was December 13, 2012.

[3]	Fund inception date was January 31, 2012.

See Notes to Financial Statements.

MARCH 31, 2013 (UNAUDITED)

EMERGING MARKETS SELECT FUND	EMERGING MARKETS SMALL CAP FUND		FRONTIER EMERGING SMALL COUNTRIES FUND
Period Ended March 31, 2013 (Unaudited)[2]	Six Months Ended March 31, 2013 (Unaudited)	Year Ended September 30, 2012	Six Months Ended March 31, 2013 (Unaudited)	Period Ended September 30, 2012[3]

$(30,439)	$(3,122,161)	$3,292,459	$(607,170)	$126,998
(280,777)	16,808,939	(46,995,395)	(403,464)	(3,877)
—	—	—	—	—
696,273	156,812,546	264,780,019	32,332,844	3,576,897

385,057	170,499,324	221,077,083	31,322,210	3,700,018

—	(7,553,551)	—	(141,701)	—
—	—	—	(57,117)	—

—	(7,553,551)	—	(198,818)	—

22,349,081	418,143,975	810,878,044	298,179,252	30,457,825
—	6,807,788	—	197,269	—
(1,830,088)	(197,735,894)	(324,158,137)	(16,224,622)	(1,119,216)
3,178	35,188	270,084	12,838	6,622

20,522,171	227,251,057	486,989,991	282,164,737	29,345,231

1,738,896	—	—	—	—
(40,296)	—	—	—	—
200	—	—	—	—

1,698,800	—	—	—	—

22,606,028	390,196,830	708,067,074	313,288,129	33,045,249

—	1,482,264,693	774,197,619	33,045,249	—

$22,606,028	$1,872,461,523	$1,482,264,693	$346,333,378	$33,045,249

$(30,439)	$(11,052,627)	$(376,915)	$(682,937)	$65,934

2,184,251	147,938,296	331,129,894	113,216,985	14,198,947
—	2,431,353	—	75,293	—
(178,904)	(70,666,936)	(133,758,992)	(6,038,804)	(511,756)

2,005,347	79,702,713	197,370,902	107,253,474	13,687,191

169,982	—	—	—	—
(3,952)	—	—	—	—

166,030	—	—	—	—

WASATCH FUNDS — Statements of Changes in Net Assets (continued)

	GLOBAL OPPORTUNITIES FUND		HERITAGE GROWTH FUND
	Six Months Ended March 31, 2013 (Unaudited)	Year Ended September 30, 2012	Six Months Ended March 31, 2013 (Unaudited)	Year Ended September 30, 2012

Operations:
Net investment income (loss)	$(642,080)	$(992,763)	$180,965	$(283,383)
Net realized gain (loss) on investments, foreign currency translations and foreign capital gains taxes	12,128,488	21,874,067	878,732	4,240,086
Change in unrealized appreciation on investments, foreign currency translations and deferred capital gains taxes	11,096,476	18,928,031	9,792,184	11,559,865

Net increase in net assets resulting from operations	22,582,884	39,809,335	10,851,881	15,516,568

Dividends paid from:
Investor Class
Net investment income	—	—	(106,546)	(106,542)
Net realized gains	(17,635,551)	(18,174,913)	(4,555,183)	(990,738)

	(17,635,551)	(18,174,913)	(4,661,729)	(1,097,280)
Institutional Class
Net investment income	—	—	—	—
Net realized gains	—	—	—	—

	—	—	—	—

Capital share transactions:
Investor Class
Shares sold	48,525,074	29,847,635	11,663,769	47,519,908
Shares issued to holders in reinvestment of dividends	17,450,564	18,021,095	4,582,284	1,072,610
Shares redeemed	(26,029,855)	(115,783,494)	(14,240,331)	(23,637,012)
Redemption fees	5,785	7,511	2,674	16,594

Net increase (decrease)	39,951,568	(67,907,253)	2,008,396	24,972,100

Institutional Class
Shares sold	—	—	—	—
Shares issued to holders in reinvestment of dividends	—	—	—	—
Shares redeemed	—	—	—	—
Redemption fees	—	—	—	—

Net increase (decrease)	—	—	—	—

Total increase (decrease) in net assets	44,898,901	(46,272,831)	8,198,548	39,391,388

Net assets:
Beginning of period	153,581,962	199,854,793	111,952,302	72,560,914

End of period	$198,480,863	$153,581,962	$120,150,850	$111,952,302

Undistributed net investment income (loss) included in net assets at end of period	$(1,633,056)	$(990,976)	$(260,814)	$(335,233)

Capital share transactions — shares:
Investor Class
Shares sold	12,064,310	7,800,853	898,505	3,844,702
Shares issued to holders in reinvestment of dividends	4,544,418	5,223,506	370,136	90,592
Shares redeemed	(6,404,247)	(30,223,552)	(1,105,205)	(1,892,648)

Net increase (decrease) in shares outstanding	10,204,481	(17,199,193)	163,436	2,042,646

Institutional Class
Shares sold	—	—	—	—
Shares issued to holders in reinvestment of dividends	—	—	—	—
Shares redeemed	—	—	—	—

Net increase (decrease) in shares outstanding	—	—	—	—

[1]	Institutional Class inception date was January 31, 2012.

See Notes to Financial Statements.

MARCH 31, 2013 (UNAUDITED)

INTERNATIONAL GROWTH FUND		INTERNATIONAL OPPORTUNITIES FUND		LARGE CAP VALUE FUND
Six Months Ended March 31, 2013 (Unaudited)	Year Ended September 30, 2012	Six Months Ended March 31, 2013 (Unaudited)	Year Ended September 30, 2012	Six Months Ended March 31, 2013 (Unaudited)	Year Ended September 30, 2012[1]

$(982,539)	$1,653,765	$(881,942)	$(286,354)	$8,506,009	$22,013,646
37,944,161	(6,264,434)	6,139,896	(7,282,586)	43,581,285	20,729,577
61,151,648	91,755,826	32,002,964	41,909,044	84,513,965	272,440,099

98,113,270	87,145,157	37,260,918	34,340,104	136,601,259	315,183,322

(2,056,223)	—	—	—	(8,281,143)	(21,674,187)
—	—	—	(17,671,323)	(10,767,081)	—

(2,056,223)	—	—	(17,671,323)	(19,048,224)	(21,674,187)

—	—	—	—	(101,044)	(144,308)
—	—	—	—	(115,116)	—

—	—	—	—	(216,160)	(144,308)

389,178,575	194,601,086	33,986,684	59,579,463	93,859,043	294,027,931
1,885,302	—	—	17,496,781	18,782,620	20,774,043
(50,031,511)	(128,450,040)	(17,854,073)	(50,757,037)	(285,223,436)	(855,853,096)
83,519	47,000	2,777	6,619	6,721	37,526

341,115,885	66,198,046	16,135,388	26,325,826	(172,575,052)	(541,013,596)

—	—	—	—	4,224,946	22,986,777
—	—	—	—	215,416	143,853
—	—	—	—	(6,803,939)	(8,077,111)
—	—	—	—	66	204

—	—	—	—	(2,363,511)	15,053,723

437,172,932	153,343,203	53,396,306	42,994,607	(57,601,688)	(232,595,046)

434,824,317	281,481,114	194,563,228	151,568,621	1,313,875,679	1,546,470,725

$871,997,249	$434,824,317	$247,959,534	$194,563,228	$1,256,273,991	$1,313,875,679

$(2,391,956)	$646,806	$(1,191,329)	$(309,387)	$62,809	$(61,013)

16,214,808	9,794,216	13,032,488	26,671,654	6,374,366	21,836,354
80,810	—	—	9,018,959	1,298,564	1,514,720
(2,095,270)	(6,774,979)	(6,971,625)	(22,822,982)	(19,483,958)	(63,107,087)

14,200,348	3,019,237	6,060,863	12,867,631	(11,811,028)	(39,756,013)

—	—	—	—	294,914	1,654,533
—	—	—	—	14,854	10,265
—	—	—	—	(462,404)	(580,988)

—	—	—	—	(152,636)	1,083,810

WASATCH FUNDS — Statements of Changes in Net Assets (continued)

	LONG/SHORT FUND		MICRO CAP FUND
	Six Months Ended March 31, 2013[1] (Unaudited)	Year Ended September 30, 2012	Six Months Ended March 31, 2013 (Unaudited)	Year Ended September 30, 2012

Operations:
Net investment income (loss)	$(1,391,574)	$(2,303,985)	$(1,896,081)	$(4,324,326)
Net realized gain on investments, foreign currency translations and foreign capital gains taxes	51,842,525	2,447,207	9,387,754	28,221,257
Net realized gain on options	10,017,561	18,320,523	—	—
Net realized loss on short positions	(6,144,138)	(15,284,249)	—	—
Change in unrealized appreciation on investments, options, foreign currency translations and deferred capital gains taxes	128,315,891	132,606,941	14,455,192	48,580,355

Net increase in net assets resulting from operations	182,640,265	135,786,437	21,946,865	72,477,286

Dividends paid from:
Investor Class
Net investment income	—	—	—	—
Net realized gains	(3,814,682)	—	—	—

	(3,814,682)	—	—	—
Institutional Class
Net realized gains	(37)	—	—	—

	(37)	—	—	—

Capital share transactions:
Investor Class
Shares sold	390,244,723	971,122,525	10,174,066	15,670,851
Shares issued to holders in reinvestment of dividends	3,533,082	—	—	—
Shares redeemed	(599,315,357)	(403,057,722)	(33,823,945)	(52,115,506)
Redemption fees	120,214	70,010	971	1,236

Net increase (decrease)	(205,417,338)	568,134,813	(23,648,908)	(36,443,419)

Institutional Class
Shares sold	350,311,931	—	—	—
Shares issued to holders in reinvestment of dividends	36	—	—	—
Shares redeemed	(3,994,111)	—	—	—
Redemption fees	—	—	—	—

Net increase (decrease)	346,317,856	—	—	—

Total increase (decrease) in net assets	319,726,064	703,921,250	(1,702,043)	36,033,867

Net assets:
Beginning of period	1,537,219,685	833,298,435	289,449,049	253,415,182

End of period	$1,856,945,749	$1,537,219,685	$287,747,006	$289,449,049

Undistributed net investment loss included in net assets at end of period	$(3,018,671)	$(1,627,098)	$(5,643,006)	$(3,746,925)

Capital share transactions — shares:
Investor Class
Shares sold	27,158,239	72,737,699	1,779,931	2,907,199
Shares issued to holders in reinvestment of dividends	255,281	—	—	—
Shares redeemed	(40,458,186)	(30,538,577)	(5,976,396)	(9,724,315)

Net increase (decrease) in shares outstanding	(13,044,666)	42,199,122	(4,196,465)	(6,817,116)

Institutional Class
Shares sold	22,871,190	—	—	—
Shares issued to holders in reinvestment of dividends	3	—	—	—
Shares redeemed	(262,860)	—	—	—

Net increase (decrease) in shares outstanding	22,608,333	—	—	—

[1]	Institutional Class inception date was December 13, 2012.

[2]	Institutional Class inception date was January 31, 2012.

See Notes to Financial Statements.

MARCH 31, 2013 (UNAUDITED)

MICRO CAP VALUE FUND		SMALL CAP GROWTH FUND		SMALL CAP VALUE FUND
Six Months Ended March 31, 2013 (Unaudited)	Year Ended September 30, 2012	Six Months Ended March 31, 2013 (Unaudited)	Year Ended September 30, 2012	Six Months Ended March 31, 2013 (Unaudited)	Year Ended September 30, 2012[2]

$(489,791)	$(1,839,314)	$(551,214)	$(11,879,020)	$226,538	$(1,304,519)
16,578,059	10,556,086	36,810,453	105,991,142	8,662,817	15,394,264
163,435	1,221,805	—	—	134,261	—
—	—	—	—	—	—
4,813,740	24,893,908	150,198,855	292,457,219	17,883,442	20,995,886

21,065,443	34,832,485	186,458,094	386,569,341	26,907,058	35,085,631

—	—	—	—	—	—
(12,598,831)	—	(120,513,937)	(62,046,614)	—	—

(12,598,831)	—	(120,513,937)	(62,046,614)	—	—

—	—	—	—	—	—

—	—	—	—	—	—

6,554,873	13,004,644	245,360,782	429,551,711	5,227,688	9,236,992
12,236,099	—	113,588,148	60,087,427	—	—
(18,882,782)	(52,353,934)	(161,817,936)	(287,432,932)	(18,879,787)	(47,184,106)
4,446	21,250	30,603	70,038	420	4,318

(87,364)	(39,328,040)	197,161,597	202,276,244	(13,651,679)	(37,942,796)

—	—	—	—	112,219	7,200,668
—	—	—	—	—	—
—	—	—	—	(261,201)	(171,419)
—	—	—	—	6	—

—	—	—	—	(148,976)	7,029,249

8,379,248	(4,495,555)	263,105,754	526,798,971	13,106,403	4,172,084

138,299,353	142,794,908	1,824,781,299	1,297,982,328	173,573,534	169,401,450

$146,678,601	$138,299,353	$2,087,887,053	$1,824,781,299	$186,679,937	$173,573,534

$(1,393,594)	$(903,803)	$(9,007,651)	$(8,456,437)	$(714,076)	$(940,614)

2,307,970	5,091,102	5,680,127	10,467,614	1,279,818	2,544,182
4,652,509	—	2,786,072	1,599,772	—	—
(6,711,553)	(20,097,659)	(3,759,076)	(7,122,232)	(4,689,897)	(13,060,631)

248,926	(15,006,557)	4,707,123	4,945,154	(3,410,079)	(10,516,449)

—	—	—	—	26,532	1,943,378
—	—	—	—	—	—
—	—	—	—	(61,956)	(44,834)

—	—	—	—	(35,424)	1,898,544

WASATCH FUNDS — Statements of Changes in Net Assets (continued)

	STRATEGIC INCOME FUND		ULTRA GROWTH FUND
	Six Months Ended March 31, 2013 (Unaudited)	Year Ended September 30, 2012	Six Months Ended March 31, 2013 (Unaudited)	Year Ended September 30, 2012

Operations:
Net investment income (loss)	$878,637	$673,632	$387,803	$(510,312)
Net realized gain (loss) on investments and foreign currency translations	(261,099)	2,327,909	6,438,142	16,871,948
Net realized loss on options	—	—	—	—
Change in unrealized appreciation (depreciation) on investments, options, foreign currency translations and deferred capital gains taxes	5,327,486	4,279,665	4,473,055	9,955,835

Net increase (decrease) in net assets resulting from operations	5,945,024	7,281,206	11,299,000	26,317,471

Dividends paid from:
Investor Class
Net investment income	(878,632)	(880,410)	—	—
Net realized gains	—	—	(18,153,849)	(7,674,675)

	(878,632)	(880,410)	(18,153,849)	(7,674,675)

Capital share transactions:
Investor Class
Shares sold	9,633,634	26,915,715	3,226,542	12,295,837
Shares issued to holders in reinvestment of dividends	860,262	858,788	17,764,371	7,457,542
Shares redeemed	(6,746,734)	(13,607,700)	(16,824,000)	(29,345,914)
Redemption fees	2,162	10,489	235	5,828

Net increase (decrease)	3,749,324	14,177,292	4,167,148	(9,586,707)

Total increase (decrease) in net assets	8,815,716	20,578,088	(2,687,701)	9,056,089

Net assets:
Beginning of period	44,635,422	24,057,334	143,258,683	134,202,594

End of period	$53,451,138	$44,635,422	$140,570,982	$143,258,683

Undistributed net investment income (loss) included in net assets at end of period	$(218,382)	$(218,387)	$530,772	$142,969

Capital share transactions — shares:
Investor Class
Shares sold	991,015	3,066,868	153,278	570,461
Shares issued to holders in reinvestment of dividends	87,507	96,411	909,128	368,820
Shares redeemed	(694,528)	(1,543,697)	(786,994)	(1,339,149)

Net increase (decrease) in shares outstanding	383,994	1,619,582	275,412	(399,868)

See Notes to Financial Statements.

MARCH 31, 2013 (UNAUDITED)

WORLD INNOVATORS FUND		INCOME FUND		U.S. TREASURY FUND
Six Months Ended March 31, 2013 (Unaudited)	Year Ended September 30, 2012	Six Months Ended March 31, 2013 (Unaudited)	Year Ended September 30, 2012	Six Months Ended March 31, 2013 (Unaudited)	Year Ended September 30, 2012

$(442,869)	$(1,133,768)	$1,167,278	$2,792,946	$2,999,241	$5,618,314
2,814,417	8,025,638	356,495	642,885	(1,582,724)	5,092,087
—	(33,758)	—	—	—	—
11,700,209	16,559,256	(1,108,009)	1,042,565	(16,192,046)	5,530,925

14,071,757	23,417,368	415,764	4,478,396	(14,775,529)	16,241,326

—	—	(1,192,784)	(2,775,995)	(3,011,421)	(5,618,367)
—	—	—	—	(5,092,087)	(9,334,135)

—	—	(1,192,784)	(2,775,995)	(8,103,508)	(14,952,502)

45,763,041	91,278,636	15,987,329	48,029,640	86,790,765	202,065,443
—	—	969,683	2,287,850	7,432,253	13,752,669
(34,015,767)	(19,268,178)	(21,152,642)	(48,462,084)	(100,769,567)	(133,158,322)
18,702	13,117	820	11,497	69,057	177,952

11,765,976	72,023,575	(4,194,810)	1,866,903	(6,477,492)	82,837,742

25,837,733	95,440,943	(4,971,830)	3,569,304	(29,356,529)	84,126,566

167,933,910	72,492,967	139,186,179	135,616,875	271,494,870	187,368,304

$193,771,643	$167,933,910	$134,214,349	$139,186,179	$242,138,341	$271,494,870

$(1,518,671)	$(1,075,802)	$11,477	$36,983	$(133)	$12,047

2,391,707	5,247,433	1,537,456	4,642,038	4,783,744	11,006,306
—	—	93,256	221,079	411,806	754,268
(1,790,148)	(1,125,535)	(2,035,440)	(4,677,451)	(5,638,516)	(7,277,900)

601,559	4,121,898	(404,728)	185,666	(442,966)	4,482,674

WASATCH FUNDS — Financial Highlights

		Income (Loss) from Investment Operations					Less Distributions
	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Redemption Fees (See Note 2)		Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
Core Growth Fund — Investor Class
Six Months ended 3/31/13 (unaudited)	$41.41	(0.05)	5.00	4.95	0.01		—	—	—
Year ended 9/30/12	$32.63	(0.26)	9.04	8.78	—	[4]	—	—	—
Year ended 9/30/11	$29.95	(0.19)	2.87	2.68	—	[4]	—	—	—
Year ended 9/30/10	$25.88	0.03	4.05	4.08	—	[4]	(0.01)	—	(0.01)
Year ended 9/30/09	$26.38	— [4]	(0.23)	(0.23)	—	[4]	(0.27)	—	(0.27)
Year ended 9/30/08	$42.98	0.19	(8.98)	(8.79)	—	[4]	—	(7.81)	(7.81)
Core Growth Fund — Institutional Class
Six Months ended 3/31/13 (unaudited)	$41.44	(0.02)	5.00	4.98	—		—	—	—
Period ended 9/30/12[9]	$38.32	(0.16)	3.28	3.12	—		—	—	—
Emerging India Fund
Six Months ended 3/31/13 (unaudited)	$2.02	(0.01)	(0.05)	(0.06)	—	[4]	—	—	—
Year ended 9/30/12	$1.83	(0.01)	0.21	0.20	—	[4]	(0.01)	—	(0.01)
Period ended 9/30/11[11]	$2.00	— [4]	(0.17)	(0.17)	—	[4]	—	—	—
Emerging Markets Select Fund — Investor Class
Period ended 3/31/13 (unaudited)[17]	$10.00	(0.01)	0.42	0.41	—	[4]	—	—	—
Emerging Markets Select Fund — Institutional Class
Period ended 3/31/13 (unaudited)[17]	$10.00	(0.01)	0.43	0.42	—	[4]	—	—	—
Emerging Markets Small Cap Fund
Six Months ended 3/31/13 (unaudited)	$2.66	— [4]	0.29	0.29	—	[4]	(0.01)	—	(0.01)
Year ended 9/30/12	$2.16	0.01	0.49	0.50	—	[4]	—	—	—
Year ended 9/30/11	$2.37	— [4]	(0.21)	(0.21)	—	[4]	— [4]	—	— [4]
Year ended 9/30/10	$1.57	0.01	0.80	0.81	—	[4]	(0.01)	—	(0.01)
Year ended 9/30/09	$1.24	— [4]	0.33	0.33	—	[4]	— [4]	—	— [4]
Period ended 9/30/08[8]	$2.00	—	(0.76)	(0.76)	—	[4]	— [4]	—	— [4]
Frontier Emerging Small Countries Fund
Six Months ended 3/31/13 (unaudited)	$2.41	(0.01)	0.46	0.45	—	[4]	— [4]	— [4]	— [4]
Period ended 9/30/12[10]	$2.00	0.01	0.40	0.41	—	[4]	—	—	—
Global Opportunities Fund
Six Months ended 3/31/13 (unaudited)	$4.15	(0.01)	0.54	0.53	—	[4]	—	(0.48)	(0.48)
Year ended 9/30/12	$3.68	(0.03)	0.93	0.90	—	[4]	—	(0.43)	(0.43)
Year ended 9/30/11	$3.97	(0.02)	(0.13)	(0.15)	—	[4]	—	(0.14)	(0.14)
Year ended 9/30/10	$3.38	(0.02)	0.70	0.68	—	[4]	(0.01)	(0.08)	(0.09)
Period ended 9/30/09[14]	$2.00	(0.01)	1.39	1.38	—	[4]	—	—	—
Heritage Growth Fund
Six Months ended 3/31/13 (unaudited)	$12.80	0.02	1.22	1.24	—	[4]	(0.01)	(0.54)	(0.55)
Year ended 9/30/12	$10.83	(0.03)	2.16	2.13	—	[4]	(0.02)	(0.14)	(0.16)
Year ended 9/30/11	$10.70	— [4]	0.22	0.22	—	[4]	(0.09)	—	(0.09)
Year ended 9/30/10	$9.28	0.09	1.39	1.48	—	[4]	(0.06)	—	(0.06)
Year ended 9/30/09	$9.00	0.06	0.26	0.32	—	[4]	(0.02)	(0.02)	(0.04)
Year ended 9/30/08	$12.57	0.06	(2.57)	(2.51)	—	[4]	—	(1.06)	(1.06)
International Growth Fund
Six Months ended 3/31/13 (unaudited)	$22.44	(0.02)	3.63	3.61	—	[4]	(0.08)	—	(0.08)
Year ended 9/30/12	$17.21	0.09	5.14	5.23	—	[4]	—	—	—
Year ended 9/30/11	$18.66	— [4]	(1.46)	(1.46)	0.01		—	—	—
Year ended 9/30/10	$13.91	0.02	4.73	4.75	—	[4]	—	—	—
Year ended 9/30/09	$11.83	(0.13)	2.24	2.11	—	[4]	(0.03)	—	(0.03)
Year ended 9/30/08	$24.42	(0.28)	(9.19)	(9.47)	—	[4]	(0.68)	(2.44)	(3.12)
International Opportunities Fund
Six Months ended 3/31/13 (unaudited)	$2.41	(0.01)	0.46	0.45	—	[4]	—	—	—
Year ended 9/30/12	$2.24	— [4]	0.44	0.44	—	[4]	—	(0.27)	(0.27)
Year ended 9/30/11	$2.57	(0.01)	(0.25)	(0.26)	—	[4]	—	(0.07)	(0.07)
Year ended 9/30/10	$1.97	(0.01)	0.63	0.62	—	[4]	(0.02)	—	(0.02)
Year ended 9/30/09	$1.60	0.01	0.36	0.37	—	[4]	— [4]	—	—
Year ended 9/30/08	$3.65	0.07	(1.45)	(1.38)	—	[4]	(0.14)	(0.53)	(0.67)
Large Cap Value Fund — Investor Class
Six Months ended 3/31/13 (unaudited)	$14.31	0.10	1.56	1.66	—	[4]	(0.10)	(0.13)	(0.23)
Year ended 9/30/12	$11.85	0.20	2.46	2.66	—	[4]	(0.20)	—	(0.20)
Year ended 9/30/11	$12.64	0.17	(0.79)	(0.62)	—	[4]	(0.17)	—	(0.17)
Year ended 9/30/10	$11.97	0.17	0.67	0.84	—	[4]	(0.17)	—	(0.17)
Year ended 9/30/09	$12.93	0.20	(0.96)	(0.76)	—	[4]	(0.20)	—	(0.20)
Period ended 9/30/08[15]	$14.44	0.14 [16]	(1.52)	(1.38)	—		(0.13)	—	(0.13)
Year ended 3/31/08	$14.80	0.21	0.31	0.52	—		(0.21)	(0.67)	(0.88)

See Notes to Financial Highlights and Notes to Financial Statements.

(for a share outstanding throughout each period)

		Ratios to Average Net Assets						Supplemental Data
Net Asset Value End of Period	Total Return (%)1 19	Expenses Net of Waivers and Reimbursements (%)[2]		Expenses Before Waivers and Reimbursements (%)[2]		Net Investment Income Net of Waivers and Reimbursements (%)[2]	Net Investment Income Before Waivers and Reimbursements (%)[2]	Net Assets End of Period (000’s)	Portfolio Turnover Rate1 3

$46.37	11.98	1.21	[5]	1.21	[5]	(0.41)	(0.41)	$762,404	5%
$41.41	26.91	1.23	[5]	1.23	[5]	(0.70)	(0.70)	$581,371	28%
$32.63	8.95	1.22		1.22		(0.57)	(0.57)	$433,294	27%
$29.95	15.75	1.29	[12]	1.29	[12]	0.02	0.02	$418,642	19%
$25.88	(0.45)	1.34		1.34		0.24	0.24	$409,949	30%
$26.38	(24.82)	1.21		1.21		0.52	0.52	$645,769	44%

$46.42	12.02	1.12	[5]	1.38	[5]	(0.40)	(0.66)	$15,063	5%
$41.44	8.14	1.12	[5]	1.55	[5]	(0.62)	(1.05)	$9,101	28%

$1.96	(2.97)	1.95	[5]	2.68	[5]	(1.51)	(2.24)	$14,601	17%
$2.02	11.42	1.95	[5]	3.41	[5]	(0.65)	(2.11)	$13,658	17%
$1.83	(8.50)	1.95		4.85		(0.07)	(2.97)	$10,580	2%

$10.41	3.90	1.69	[5]	2.89	[5]	(0.74)	(1.94)	$20,876	13%

$10.42	4.00	1.50	[5]	9.44	[5]	(0.43)	(8.37)	$1,730	13%

$2.94	11.05	1.95	[5]	2.07	[5]	(0.38)	(0.50)	$1,872,462	17%
$2.66	23.15	1.95	[5]	2.13	[5]	0.29	0.11	$1,482,265	39%
$2.16	(8.85)	1.96		2.19		0.22	(0.01)	$774,198	48%
$2.37	51.69	2.06	[13]	2.39	[13]	0.82	0.49	$446,751	23%
$1.57	26.80	2.10		3.03		0.12	(0.81)	$50,489	78%
$1.24	(37.88)	2.10		2.67		0.27	(0.29)	$36,176	38%

$2.86	18.33	2.25	[5]	2.32	[5]	(0.65)	(0.72)	$346,333	5%
$2.41	20.50	2.25	[5]	3.64	[5]	1.31	(0.08)	$33,045	5%

$4.20	13.92	1.79	[5]	1.79	[5]	(0.76)	(0.76)	$198,481	21%
$4.15	26.69	1.84	[5]	1.84	[5]	(0.61)	(0.61)	$153,582	38%
$3.68	(4.21)	1.94		1.94		(0.41)	(0.41)	$199,855	59%
$3.97	20.41	2.25	[13]	2.33	[13]	(0.73)	(0.81)	$234,904	23%
$3.38	69.00	2.25		2.61		(0.67)	(1.03)	$117,385	22%

$13.49	10.08	0.95	[5]	1.01	[5]	0.32	0.26	$120,151	6%
$12.80	19.76	0.95	[5]	1.03	[5]	(0.28)	(0.37)	$111,952	26%
$10.83	2.01	0.95		1.04		(0.02)	(0.11)	$72,561	35%
$10.70	16.06	0.96	[12]	1.11	[12]	0.81	0.66	$78,274	36%
$9.28	3.74	0.95		1.21		0.74	0.48	$77,194	33%
$9.00	(21.54)	0.95		1.01		0.44	0.38	$95,414	48%

$25.97	16.10	1.48	[5]	1.48	[5]	(0.32)	(0.32)	$871,997	28%
$22.44	30.39	1.57	[6]	1.57	[6]	0.51	0.51	$434,824	44%
$17.21	(7.77)	1.66		1.66		(0.01)	(0.01)	$281,481	70%
$18.66	34.15	1.86	[13]	1.86	[13]	0.10	0.10	$285,446	44%
$13.91	18.03	1.94		1.94		0.03	0.03	$173,226	56%
$11.83	(44.01)	1.83		1.83		(0.15)	(0.15)	$194,780	44%

$2.86	18.67	2.25	[5]	2.41	[5]	(0.83)	(0.99)	$247,960	25%
$2.41	22.33	2.25	[5]	2.48	[5]	(0.16)	(0.39)	$194,563	41%
$2.24	(10.49)	2.25		2.55		(0.58)	(0.88)	$151,569	108%
$2.57	31.71	2.26	[12]	2.62	[12]	(0.60)	(0.96)	$152,178	51%
$1.97	23.60	2.26	[6]	2.79	[6]	(0.28)	(0.81)	$93,856	69%
$1.60	(45.33)	2.25		2.59		(0.09)	(0.43)	$55,691	63%

$15.74	11.78	1.10	[5]	1.17	[5]	1.38	1.31	$1,241,622	8%
$14.31	22.50	1.10	[5]	1.15	[5]	1.42	1.37	$1,298,365	14%
$11.85	(5.08)	1.10		1.11		1.24	1.23	$1,546,471	26%
$12.64	7.07	1.11	[12]	1.14	[12]	1.36	1.33	$1,621,113	17%
$11.97	(5.63)	1.10		1.22		1.93	1.81	$1,385,508	16%
$12.93	(9.65)	1.04		1.29		1.99	1.74	$780,384	5%
$14.44	3.22	1.13		1.38		1.43	1.18	$447,674	36%

WASATCH FUNDS — Financial Highlights (continued)

		Income (Loss) from Investment Operations					Less Distributions
	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Redemption Fees (See Note 2)		Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
Large Cap Value Fund — Institutional Class
Six Months ended 3/31/13 (unaudited)	$14.31	0.11	1.55	1.66	—	[4]	(0.11)	(0.13)	(0.24)
Period ended 9/30/12[9]	$13.77	0.12	0.57	0.69	—	[4]	(0.15)	—	(0.15)
Long/Short Fund — Investor Class
Six Months ended 3/31/13 (unaudited)	$13.66	(0.01)	1.59	1.58	—	[4]	—	(0.03)	(0.03)
Year ended 9/30/12	$11.85	(0.02)	1.83	1.81	—	[4]	—	—	—
Year ended 9/30/11	$11.74	(0.04)	0.16	0.12	—	[4]	(0.01)	—	(0.01)
Year ended 9/30/10	$11.13	(0.01)	0.62	0.61	—	[4]	— [4]	—	— [4]
Year ended 9/30/09	$10.81	0.02	0.50	0.52	—	[4]	(0.05)	(0.15)	(0.20)
Period ended 9/30/08[15]	$11.27	0.05 [16]	(0.46)	(0.41)	—		(0.05)	—	(0.05)
Year ended 3/31/08	$11.59	0.27	0.02	0.29	—		(0.28)	(0.33)	(0.61)
Long/Short Fund — Institutional Class
Period ended 3/31/13 (unaudited)[18]	$13.80	(0.01)	1.45	1.44	—		—	(0.03)	(0.03)
Micro Cap Fund
Six Months ended 3/31/13 (unaudited)	$5.71	(0.05)	0.53	0.48	—	[4]	—	—	—
Year ended 9/30/12	$4.40	(0.09)	1.40	1.31	—	[4]	—	—	—
Year ended 9/30/11	$4.44	(0.06)	0.02	(0.04)	—	[4]	—	—	—
Year ended 9/30/10	$3.89	(0.05)	0.60	0.55	—	[4]	—	—	—
Year ended 9/30/09	$4.14	(0.03)	(0.21)	(0.24)	—	[4]	(0.01)	—	(0.01)
Year ended 9/30/08	$7.19	(0.07)	(1.81)	(1.88)	—	[4]	—	(1.17)	(1.17)
Micro Cap Value Fund
Six Months ended 3/31/13 (unaudited)	$2.85	(0.01)	0.44	0.43	—	[4]	—	(0.28)	(0.28)
Year ended 9/30/12	$2.24	(0.04)	0.65	0.61	—	[4]	—	—	—
Year ended 9/30/11	$2.38	(0.04)	(0.10)	(0.14)	—	[4]	—	—	—
Year ended 9/30/10	$2.11	(0.02)	0.30	0.28	—	[4]	(0.01)	—	(0.01)
Year ended 9/30/09	$1.80	(0.02)	0.33	0.31	—	[4]	—	—	—
Year ended 9/30/08	$2.98	(0.02)	(0.75)	(0.77)	—	[4]	—	(0.41)	(0.41)
Small Cap Growth Fund
Six Months ended 3/31/13 (unaudited)	$43.82	0.01	4.11	4.12	—	[4]	—	(2.89)	(2.89)
Year ended 9/30/12	$35.37	(0.29)	10.40	10.11	—	[4]	—	(1.66)	(1.66)
Year ended 9/30/11	$34.24	(0.13)	1.26	1.13	—	[4]	—	—	—
Year ended 9/30/10	$28.59	(0.22)	5.87	5.65	—	[4]	—	—	—
Year ended 9/30/09	$26.50	(0.12)	2.27	2.15	—	[4]	—	(0.06)	(0.06)
Year ended 9/30/08	$40.10	(0.16)	(8.85)	(9.01)	—	[4]	—	(4.59)	(4.59)
Small Cap Value Fund — Investor Class
Six Months ended 3/31/13 (unaudited)	$3.81	— [4]	0.62	0.62	—	[4]	—	—	—
Year ended 9/30/12	$3.12	(0.03)	0.72	0.69	—	[4]	—	—	—
Year ended 9/30/11	$3.08	(0.02)	0.06	0.04	—	[4]	—	—	—
Year ended 9/30/10	$2.75	(0.01)	0.34	0.33	—	[4]	—	—	—
Year ended 9/30/09	$2.82	(0.01)	(0.06)	(0.07)	—	[4]	—	—	—
Year ended 9/30/08	$5.22	0.01	(1.11)	(1.10)	—	[4]	(0.01)	(1.29)	(1.30)
Small Cap Value Fund — Institutional Class
Six Months ended 3/31/13 (unaudited)	$3.82	0.01	0.61	0.62	—	[4]	—	—	—
Period ended 9/30/12[9]	$3.68	(0.01)	0.15	0.14	—		—	—	—
Strategic Income Fund
Six Months ended 3/31/13 (unaudited)	$9.30	0.18	1.00	1.18	—	[4]	(0.17)	—	(0.17)
Year ended 9/30/12	$7.57	0.16	1.77	1.93	—	[4]	(0.20)	—	(0.20)
Year ended 9/30/11	$7.51	0.25	0.06	0.31	—	[4]	(0.25)	—	(0.25)
Year ended 9/30/10	$6.77	0.31	0.70	1.01	—	[4]	(0.27)	—	(0.27)
Year ended 9/30/09	$7.62	0.29	(0.85)	(0.56)	—	[4]	(0.29)	—	(0.29)
Year ended 9/30/08	$11.00	0.55	(2.29)	(1.74)	—	[4]	(0.50)	(1.14)	(1.64)
Ultra Growth Fund
Six Months ended 3/31/13 (unaudited)	$22.83	0.06	1.64	1.70	—	[4]	—	(3.07)	(3.07)
Year ended 9/30/12	$20.11	(0.08)	3.98	3.90	—	[4]	—	(1.18)	(1.18)
Year ended 9/30/11	$19.80	(0.17)	0.48	0.31	—	[4]	—	—	—
Year ended 9/30/10	$15.66	(0.15)	4.29	4.14	—	[4]	—	—	—
Year ended 9/30/09	$15.76	(0.14)	0.04	(0.10)	—	[4]	—	—	—
Year ended 9/30/08	$27.78	(0.22)	(8.28)	(8.50)	—	[4]	—	(3.52)	(3.52)
World Innovators Fund
Six Months ended 3/31/13 (unaudited)	$18.55	(0.04)	1.56	1.52	—	[4]	—	—	—
Year ended 9/30/12	$14.71	(0.12)	3.96	3.84	—	[4]	—	—	—
Year ended 9/30/11	$13.65	(0.13)	1.19	1.06	—	[4]	—	—	—
Year ended 9/30/10	$11.12	(0.10)	2.65	2.55	—	[4]	(0.02)	—	(0.02)
Year ended 9/30/09	$10.31	(0.12)	0.93	0.81	—	[4]	—	—	—
Year ended 9/30/08	$17.69	(0.25)	(5.65)	(5.90)	—	[4]	—	(1.48)	(1.48)

See Notes to Financial Highlights and Notes to Financial Statements.

(for a share outstanding throughout each period)

		Ratios to Average Net Assets						Supplemental Data
Net Asset Value End of Period	Total Return (%)1 19	Expenses Net of Waivers and Reimbursements (%)[2]		Expenses Before Waivers and Reimbursements (%)[2]		Net Investment Income Net of Waivers and Reimbursements (%)[2]	Net Investment Income Before Waivers and Reimbursements (%)[2]	Net Assets End of Period (000’s)	Portfolio Turnover Rate1 3

$15.73	11.77	0.98	[5]	1.34	[5]	1.47	1.11	$14,652	8%
$14.31	5.02	0.98	[5]	1.31	[5]	1.44	1.11	$15,511	14%

$15.21	11.62	1.48	[7]	1.48	[7]	(0.16)	(0.16)	$1,512,994	28%
$13.66	15.27	1.51	[7]	1.51	[7]	(0.20)	(0.20)	$1,537,220	71%
$11.85	0.98	1.63	[7]	1.63	[7]	(0.44)	(0.44)	$833,298	82%
$11.74	5.52	1.71	13 7	1.71	13 7	0.03	0.03	$300,255	60%
$11.13	5.35	1.91	[7]	1.96	[7]	0.24	0.19	$146,127	167%
$10.81	(3.66)	1.77	[7]	2.02	[7]	0.95	0.70	$122,114	71%
$11.27	2.34	1.75	[7]	2.00	[7]	2.25	2.00	$87,410	179%

$15.21	10.48	1.34	[7]	1.44	[7]	(0.84)	(0.94)	$343,952	28%

$6.19	8.41	2.15	[5]	2.15	[5]	(1.37)	(1.37)	$287,747	7%
$5.71	29.77	2.14	[5]	2.14	[5]	(1.50)	(1.50)	$289,449	25%
$4.40	(0.90)	2.14		2.14		(1.05)	(1.05)	$253,415	30%
$4.44	14.14	2.18	[5]	2.18	[5]	(1.10)	(1.10)	$283,551	34%
$3.89	(5.70)	2.24		2.24		(0.96)	(0.96)	$272,537	46%
$4.14	(30.46)	2.16		2.16		(1.26)	(1.26)	$359,394	54%

$3.00	16.45	2.25	[5]	2.27	[5]	(0.72)	(0.74)	$146,679	30%
$2.85	27.23	2.25	[5]	2.31	[5]	(1.27)	(1.33)	$138,299	78%
$2.24	(5.88)	2.25		2.28		(1.21)	(1.24)	$142,795	94%
$2.38	13.26	2.26	[12]	2.37	[12]	(1.32)	(1.43)	$185,587	88%
$2.11	17.22	2.26	[7]	2.46	[7]	(1.36)	(1.56)	$115,216	145%
$1.80	(29.67)	2.25		2.35		(1.21)	(1.31)	$97,912	144%

$45.05	10.05	1.24	[5]	1.24	[5]	(0.06)	(0.06)	$2,087,887	6%
$43.82	29.41	1.24	[5]	1.24	[5]	(0.73)	(0.73)	$1,824,781	20%
$35.37	3.30	1.23		1.23		(0.32)	(0.32)	$1,297,982	23%
$34.24	19.76	1.27	[12]	1.27	[12]	(0.74)	(0.74)	$1,110,087	17%
$28.59	8.20	1.29		1.29		(0.60)	(0.60)	$809,318	52%
$26.50	(25.42)	1.21		1.21		(0.47)	(0.47)	$735,546	51%

$4.43	16.27	1.30	[5]	1.30	[5]	0.25	0.25	$178,405	16%
$3.81	22.12	1.46	[5]	1.46	[5]	(0.73)	(0.73)	$166,330	55%
$3.12	1.30	1.78		1.78		(0.65)	(0.65)	$169,401	46%
$3.08	12.00	1.85	[12]	1.85	[12]	(0.23)	(0.23)	$211,571	62%
$2.75	(2.48)	1.92		1.92		(0.33)	(0.33)	$218,358	89%
$2.82	(26.26)	1.76		1.76		0.15	0.15	$336,914	78%

$4.44	16.23	1.15	[5]	1.57	[5]	0.39	(0.03)	$8,275	16%
$3.82	3.80	1.15	[5]	1.66	[5]	(0.42)	(0.93)	$7,243	55%

$10.31	12.83	0.95	[5]	1.07	[5]	3.67	3.55	$53,451	17%
$9.30	25.61	0.95	[5]	1.14	[5]	1.74	1.55	$44,635	57%
$7.57	3.94	0.95		1.21		2.99	2.73	$24,057	62%
$7.51	15.18	0.99	13 7	1.33	13 7	4.35	4.01	$19,517	73%
$6.77	(6.49)	1.05	[7]	1.71	[7]	4.93	4.27	$17,710	84%
$7.62	(18.17)	0.97	[7]	1.46	[7]	5.96	5.47	$21,889	81%

$21.46	8.61	1.31	[5]	1.31	[5]	0.57	0.57	$140,571	12%
$22.83	20.13	1.32	[5]	1.32	[5]	(0.35)	(0.35)	$143,259	43%
$20.11	1.57	1.42		1.42		(0.51)	(0.51)	$134,203	60%
$19.80	26.44	1.68	[12]	1.68	[12]	(1.14)	(1.14)	$178,566	45%
$15.66	(0.63)	1.75		1.77		(1.12)	(1.14)	$121,284	64%
$15.76	(35.09)	1.53		1.53		(0.93)	(0.93)	$144,004	84%

$20.07	8.25	1.80	[5]	1.80	[5]	(0.50)	(0.50)	$193,772	36%
$18.55	26.10	1.85	[5]	1.85	[5]	(0.99)	(0.99)	$167,934	66%
$14.71	7.77	1.95		1.95		(0.84)	(0.84)	$72,493	85%
$13.65	22.91	1.96	[12]	2.05	[12]	(0.74)	(0.83)	$65,767	74%
$11.12	7.86	1.95		2.14		(0.88)	(1.07)	$59,540	41%
$10.31	(36.07)	1.92		1.92		(1.24)	(1.24)	$82,164	89%

WASATCH FUNDS — Financial Highlights (continued)

		Income (Loss) from Investment Operations						Less Distributions
	Net Asset Value Beginning of Period	Net Investment Income		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Redemption Fees (See Note 2)		Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
Wasatch-1st Source Income Fund
Six Months ended 3/31/13 (unaudited)	$10.44	0.09		(0.06)	0.03	—	[4]	(0.09)	—	(0.09)
Year ended 9/30/12	$10.32	0.20		0.12	0.32	—	[4]	(0.20)	—	(0.20)
Year ended 9/30/11	$10.34	0.25		(0.02)	0.23	—	[4]	(0.25)	—	(0.25)
Year ended 9/30/10	$10.04	0.29		0.30	0.59	—	[4]	(0.29)	—	(0.29)
Year ended 9/30/09	$9.59	0.33		0.46	0.79	—	[4]	(0.34)	—	(0.34)
Period ended 9/30/08[1][5]	$9.95	0.18	[16]	(0.35)	(0.17)	—		(0.19)	—	(0.19)
Year ended 3/31/08	$9.73	0.40		0.24	0.64	—		(0.42)	—	(0.42)
U.S. Treasury Fund
Six Months ended 3/31/13 (unaudited)	$18.75	0.21		(1.14)	(0.93)	—	[4]	(0.22)	(0.35)	(0.57)
Year ended 9/30/12	$18.75	0.42		0.77	1.19	0.01		(0.42)	(0.78)	(1.20)
Year ended 9/30/11	$17.17	0.52		2.63	3.15	0.02		(0.52)	(1.07)	(1.59)
Year ended 9/30/10	$16.29	0.54		1.35	1.89	0.01		(0.54)	(0.48)	(1.02)
Year ended 9/30/09	$14.95	0.55		1.29	1.84	0.05		(0.55)	—	(0.55)
Year ended 9/30/08	$13.84	0.58		1.10	1.68	0.01		(0.58)	—	(0.58)
See Notes to Financial Highlights and Notes to Financial Statements.

(for a share outstanding throughout each period)

		Ratios to Average Net Assets						Supplemental Data
Net Asset Value End of Period	Total Return (%)1 19	Expenses Net of Waivers and Reimbursements (%)[2]		Expenses Before Waivers and Reimbursements (%)[2]		Net Investment Income Net of Waivers and Reimbursements (%)[2]	Net Investment Income Before Waivers and Reimbursements (%)[2]	Net Assets End of Period (000’s)	Portfolio Turnover Rate1 3

$10.38	0.29	0.71	[5]	0.71	[5]	1.70	1.70	$134,214	17%
$10.44	3.16	0.70	[5]	0.70	[5]	1.97	1.97	$139,186	48%
$10.32	2.26	0.71		0.71		2.42	2.42	$135,617	43%
$10.34	5.95	0.72	[13]	0.73	[13]	2.87	2.86	$138,095	51%
$10.04	8.42	0.84		0.88		3.44	3.40	$114,496	28%
$9.59	(1.69)	0.87		1.12		3.66	3.41	$89,081	15%
$9.95	6.74	0.95		1.20		4.05	3.80	$86,981	56%

$17.25	(5.09)	0.72	[5]	0.72	[5]	2.33	2.33	$242,138	9%
$18.75	6.66	0.72	[5]	0.72	[5]	2.33	2.33	$271,495	13%
$18.75	22.06	0.75		0.76		3.44	3.43	$187,368	44%
$17.17	12.65	0.75	[13]	0.78	[13]	3.56	3.53	$200,855	49%
$16.29	12.49	0.75		0.79		3.34	3.30	$154,099	62%
$14.95	12.33	0.74		0.74		3.85	3.85	$121,240	31%

WASATCH FUNDS — Notes to Financial Highlights	MARCH 31, 2013 (UNAUDITED)

[1]	Not annualized for periods less than one year.

[2]	Annualized for periods less than one year.

[3]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

[4]	Represents amounts less than $.005 per share.

[5]	Includes interest expense of less than 0.01%.

[6]	Includes interest expenses of 0.01%.

[7]	Includes interest expense and dividend payments for securities sold short. The ratios excluding such expenses are listed below:

	Expenses Net of Waivers and Reimbursements[2]		Expenses Before Waivers and Reimbursements[2]
Long/Short Fund — Investor Class
Six Months ended 3/31/13 (unaudited)	1.25%		1.25%
Year ended 9/30/12	1.27%		1.27%
Year ended 9/30/11	1.30%		1.30%
Year ended 9/30/10	1.34%	[13]	1.34%	[13]
Year ended 9/30/09	1.47%		1.52%
Period ended 9/30/08[15]	1.46%		1.71%
Year ended 3/31/08	1.57%		1.82%

Long/Short Fund — Institutional Class
Period ended 3/31/13 (unaudited)[18]	1.17%		1.27%

Micro Cap Value Fund
Year ended 9/30/09	2.25%		2.45%

Strategic Income Fund
Year ended 9/30/10	0.95%	[13]	1.29%	[13]
Year ended 9/30/09	0.95%		1.61%
Year ended 9/30/08	0.95%		1.44%

[8]	Fund inception date was October 1, 2007.

[9]	Institutional Class inception date was January 31, 2012.

[10]	Fund inception date was January 31, 2012.

[11]	Fund inception date was April 26, 2011.

[12]	Includes extraordinary expenses of 0.01% (see Note 9).

[13]	Includes extraordinary expenses of less than 0.01% (see Note 9).

[14]	Fund inception date was November 17, 2008.

[15]	Effective September 19, 2008, the Fund changed its fiscal year end to September 30.

[16]	Average shares method used in calculation.

[17]	Fund inception date was December 13, 2012.

[18]	Institutional Class inception date was December 13, 2012.

[19]

The Net Asset Values for the End of Period include the pricing of some securities in foreign markets that were open for trading through March 31, 2013. However, the Total Returns are   based on Net Asset Values calculated on March 28, 2013, which was the last trading day of the month for mutual funds available for sale in the U.S., including the Wasatch Funds. As a   result, the Total Returns may not correspond to the Net Asset Values published in this report.

See Notes to Financial Statements.

WASATCH — Notes to Financial Statements	MARCH 31, 2013 (UNAUDITED)

1. ORGANIZATION

Wasatch Funds Trust (the “Trust”) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and consists of 20 series or funds (each a “Fund” and collectively the “Funds”). The Core Growth Fund, Emerging Markets Small Cap Fund, Global Opportunities Fund, Heritage Growth Fund, International Growth Fund, International Opportunities Fund, Large Cap Value Fund, Long/Short Fund, Micro Cap Fund, Micro Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund, Strategic Income Fund, Ultra Growth Fund, World Innovators Fund, Wasatch-1st Source Income Fund (“Income Fund”) (sub-advised), and Wasatch-Hoisington U.S. Treasury Fund (“U.S. Treasury Fund”) (sub-advised) are each diversified funds. The Emerging India Fund, Emerging Markets Select Fund and Frontier Emerging Small Countries Fund are non-diversified funds. Each Fund maintains its own investment objective.

On November 9, 2011, the Trust re-designated the shares of the Funds into Investor Class shares effective January 31, 2012, and authorized and designated a new Institutional Class of shares in the Funds. Currently, five funds offer Institutional Class shares: Core Growth Fund, Large Cap Value Fund and Small Cap Value Fund, which commenced operations on January 31, 2012, as well as the Emerging Markets Select Fund and Long/Short Fund, which commenced operations on December 13, 2012. Each class of shares for each Fund has identical rights and privileges except with respect to purchase minimums, distribution and service charges, shareholder services, voting rights on matters affecting a single class of shares, and the exchange and conversion features. The Funds have entered into an investment advisory agreement with Wasatch Advisors, Inc. (the “Advisor” or “Wasatch”) as investment advisor.

The Core Growth, Emerging India, Emerging Markets Select, Emerging Markets Small Cap, Frontier Emerging Small Countries, Global Opportunities, Heritage Growth, International Growth, International Opportunities, Large Cap Value, Long/Short, Micro Cap, Micro Cap Value, Small Cap Growth, Small Cap Value, Strategic Income, Ultra Growth and World Innovators Funds are referred to herein as the “Equity Funds.”

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant policies related to investments of the Funds held at March 31, 2013. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Valuation of Securities — All investments in securities are recorded at their estimated fair value as described in Note 15.

Foreign Currency Translations — Values of investments denominated in foreign currencies are converted into U.S. dollars using the current exchange rates each business day. Purchases and sales of investments and dividend income are translated into U.S. dollars using the current prevailing exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized gains or losses on securities is reflected as a component of such gains or losses. Transactions in foreign denominated assets may involve greater risks than domestic transactions.

At March 31, 2013, the foreign currencies held by the Funds were as follows (amounts in U.S. dollars):

	Cost of Currency	Value of Currency
Emerging India Fund
Indian Rupee	$436,342	$436,341

Emerging Markets Small Cap Fund
Brazilian Real	$336,391	$335,465
Egyptian Pound	1	1
Indian Rupee	584,661	584,661
New Taiwan Dollar	3,751,003	3,751,003
Moroccan Dirham	1	1

	$4,672,057	$4,671,131

Global Opportunities Fund
Australian Dollar	$4	$4
Canadian Dollar	3,246	3,246
Hong Kong Dollar	33	33
Pound Sterling	17	18

	$3,300	$3,301

International Growth Fund
Australian Dollar	$37	$37
Canadian Dollar	16,282	16,284
Pound Sterling	26	26

	$16,345	$16,347

International Opportunities Fund
Indian Rupee	$15,326	$15,325

Small Cap Growth Fund
Canadian Dollar	$31,997	$32,002

Strategic Income Fund
Hong Kong Dollar	$2	$2

World Innovators Fund
Japanese Yen	$8,440	$8,440

Investment in Securities and Related Investment Income — Security transactions are accounted for on the trade date. Gains or losses on securities sold are determined on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date, except that certain dividends from foreign securities may be recorded after the ex-dividend date based on when the Fund is informed of the dividend. Interest income and estimated expenses are accrued daily. Bond discount and premiums are amortized using the interest method. To the extent dividends received from Limited Partnership and Real Estate Investment Trust securities include return of capital distributions; such distributions are recorded as income, and adjusted accordingly for tax purposes.

Expenses — The Funds contract for various services on a collective basis. Most expenses are directly attributable to each Fund and therefore are charged accordingly. Expenses that are not directly attributable to one or more Funds are

WASATCH FUNDS — Notes to Financial Statements (continued)

allocated among applicable Funds on an equitable and consistent basis considering such things as the nature and type of expense and the relative net assets of the Funds.

Use of Management Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported changes in net assets during the reporting period. Actual results could differ from those estimates.

Guarantees and Indemnifications — In the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. Based on experience, however, the risk of loss is expected to be remote.

Redemption Fees — The Funds deduct a fee of 2.00% from redemption proceeds on shares of the Funds held 60 days or less. Redemption fees retained by the Funds are credited to additional paid-in capital.

New Accounting Pronouncements — In December 2011, the International Accounting Standards Board (“IASB”) and the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 “Disclosures about Offsetting Assets and Liabilities.” These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards (“IFRS”). ASU 2011-11 requires entities to disclose gross and net information about instruments and transactions eligible for offset in the statement of financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement (agreement with a counterparty that mitigates its credit exposure in the event of default. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. At this time, management is evaluating the implications of ASU 2011-11 and its impact on financial statements.

Other — Income, expenses, and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets, except that each class separately bears expenses related specifically to that class, such as certain shareholder servicing fees.

3. SECURITIES AND OTHER INVESTMENTS

Repurchase Agreements — The Funds may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase and the fund to resell the obligation at an agreed upon price and time. The market value of the collateral must be at least equal at all times to the total amount of the repurchase obligation, including interest. Generally, in the event of counterparty default, the fund has the right to use the collateral to offset losses incurred.

Short Sales — The Long/Short Fund and to a lesser extent the other Equity Funds may enter into short sales whereby a fund sells a security it generally does not own (the security is borrowed), in anticipation of a decline in the security’s price. The initial amount of a short sale is recorded as a liability which is marked-to-market daily. Fluctuations in the value of the short liability are recorded as unrealized gains or losses. If a Fund shorts a security when also holding a long position in the security (a “short against the box”), as the security’s price declines, the short position increases in value, offsetting the long position’s decrease in value. The opposite effect occurs if the security’s price rises. A Fund realizes a gain or loss upon closing of the short sale (returning the security to the counterparty by way of purchase or delivery of a long position owned). Possible losses from short sales may be unlimited, whereas losses from security purchases cannot exceed the total amount invested. The Funds are liable to the buyer for any dividends payable on securities while those securities are in a short position. These dividends are an expense of the Funds. The Funds designate collateral consisting of cash, U.S. government securities or other liquid assets sufficient to collateralize the market value of short positions.

4. FINANCIAL DERIVATIVE INSTRUMENTS

Foreign Currency Contracts — The Funds may enter into foreign currency contracts to settle planned purchases or sales of securities or to protect against a possible loss resulting from the adverse change in the relationship between the U.S. dollar and a foreign currency involved in an underlying transaction. Foreign currency contracts are agreements between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in currency exchange rates. Foreign currency contracts are marked-to-market daily and the change in market value is recorded by a fund as unrealized appreciation or depreciation. When a foreign currency contract is closed, the fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Schedule of Investments. In addition, a fund could be exposed to credit risk if a counterparty is unable or unwilling to meet the terms of the contracts or if the value of the currency changes unfavorably. In connection with these contracts, the Funds may segregate cash and/or securities in a sufficient amount as collateral in accordance with the terms of the respective contracts.

Options Transactions — The Equity Funds and the Income Fund may buy and sell put and call options and write covered put and call options, including over-the-counter options, on portfolio securities where the

MARCH 31, 2013

completion of the obligation is dependent upon the credit standing of another party. Options are a type of derivative financial instrument. The Funds may invest in derivative financial instruments, including options, in order to manage risk or gain exposure to various other investments or markets. The risk in writing a call option is that a fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that a fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that a fund pays a premium whether or not the option is exercised. A fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. Possible losses from uncovered written options may be unlimited. Option contracts are valued daily and unrealized appreciation or depreciation is recorded. A fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid. The Funds designate collateral consisting of cash, U.S. government securities or other liquid assets sufficient to collateralize the market value of written options.

5. DISTRIBUTIONS

Dividends from net investment income and net realized gains, if any, are declared and paid at least annually for all Funds, except for dividends from net investment income in five funds. The Income Fund declares and pays dividends monthly. The Large Cap Value, Long/Short, Strategic Income, and U.S. Treasury Funds declare and pay dividends quarterly. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

To the extent these book and tax differences are permanent in nature, such amounts are reclassified at the end of the fiscal year among additional paid-in capital, undistributed net investment income (loss), and undistributed net realized gains (losses) on investments and foreign currency translations.

6. PURCHASES AND SALES OF SECURITIES

Cost of investment securities purchased and proceeds from sales of investment securities, excluding U.S. government and short-term securities for the period ended March 31, 2013 are summarized below:

	Core Growth Fund	Emerging India Fund	Emerging Markets Select Fund[1]	Emerging Markets Small Cap Fund	Frontier Emerging Small Countries Fund	Global Opportunities Fund	Heritage Growth Fund
Purchases	$100,328,314	$4,096,639	$22,909,552	$435,043,734	$267,529,972	$46,600,276	$6,376,715
Sales	30,921,165	2,532,685	2,007,871	271,637,075	7,981,085	34,311,054	9,881,048

	International Growth Fund	International Opportunities Fund	Large Cap Value Fund	Long/Short Fund	Micro Cap Fund	Micro Cap Value Fund	Small Cap Growth Fund
Purchases	$467,588,291	$67,156,172	$95,495,595	$501,049,331	$18,439,585	$38,619,351	$177,756,851
Sales	166,620,946	52,752,560	339,384,572	361,459,151	52,823,611	54,151,677	96,144,789

	Small Cap Value Fund	Strategic Income Fund	Ultra Growth Fund	World Innovators Fund	Income Fund
Purchases	$27,763,079	$11,775,240	$16,212,239	$75,124,306	$14,003,430
Sales	42,656,847	7,546,509	29,168,615	58,437,527	16,119,396

[1]	Inception date of the Fund was December 13, 2012.

Purchases and sales of U.S. government securities in the Income Fund were $9,041,730 and $8,272,634, respectively. Purchases and sales of U.S. government securities in the U.S. Treasury Fund were $22,075,692 and $38,910,471, respectively.

WASATCH FUNDS — Notes to Financial Statements (continued)

7. OPTIONS CONTRACTS WRITTEN

Options written activity during the period ended March 31, 2013 was as follows:

	Options Outstanding at 9/30/2012	Written	Closed	Exercised	Expired	Options Outstanding at 3/31/2013
Core Growth Fund
Premium amount	$150,916	$—	$—	$—	$(150,916)	$—
Number of contracts	1,050	—	—	—	(1,050)	—
Long/Short Fund
Premium amount	$8,653,127	$11,392,953	$(681,090)	$(6,042,473)	$(3,507,309)	$9,815,208
Number of contracts	38,020	40,945	(2,864)	(23,991)	(19,432)	32,678
Micro Cap Value Fund
Premium amount	$255,255	$952,621	$(519,098)	$(482,069)	$(76,076)	$130,633
Number of contracts	795	4,385	(2,262)	(1,543)	(455)	920
Small Cap Value Fund
Premium amount	$134,261	$—	$—	$—	$(134,261)	$—
Number of contracts	600	—	—	—	(600)	—

8. FEDERAL INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to shareholders. The Funds are no longer subject to examination by tax authorities for years prior to 2009. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total of amounts of unrecognized tax benefits will significantly change in the next 12 months. Accordingly, no provision for federal income or excise taxes has been made.

As of March 31, 2013, the cost and unrealized appreciation (depreciation) of securities on a tax basis were as follows:

	Core Growth Fund	Emerging India Fund	Emerging Markets Select Fund	Emerging Markets Small Cap Fund	Frontier Emerging Small Countries Fund	Global Opportunities Fund	Heritage Growth Fund
Cost	$549,415,238	$13,210,559	$21,865,558	$1,463,477,603	$310,741,153	$145,237,303	$90,464,079

Gross appreciation	$241,916,254	$1,851,242	$1,021,360	$430,197,825	$38,789,590	$55,110,961	$35,170,904
Gross (depreciation)	(13,638,172)	(617,157)	(320,266)	(29,010,947)	(2,829,627)	(2,761,211)	(5,333,245)

Net appreciation	$228,278,082	$1,234,085	$701,094	$401,186,878	$35,959,963	$52,349,750	$29,837,659

	International Growth Fund	International Opportunities Fund	Large Cap Value Fund	Long/Short Fund	Micro Cap Fund	Micro Cap Value Fund	Small Cap Growth Fund
Cost	$704,130,054	$177,882,110	$911,020,549	$1,437,433,603	$205,461,529	$113,223,375	$1,442,097,680

Gross appreciation	$166,895,237	$74,378,397	$353,165,937	$246,566,374	$108,084,609	$37,427,087	$699,545,564
Gross (depreciation)	(4,748,577)	(2,444,796)	(8,859,828)	(25,430,817)	(25,117,446)	(2,709,541)	(49,259,312)

Net appreciation	$162,146,660	$71,933,601	$344,306,109	$221,135,557	$82,967,163	$34,717,546	$650,286,252

	Small Cap Value Fund	Strategic Income Fund	Ultra Growth Fund	World Innovators Fund	Income Fund	U.S. Treasury Fund
Cost	$146,129,875	$45,727,485	$116,502,610	$164,749,698	$129,918,020	$213,285,663

Gross appreciation	$48,364,522	$9,291,850	$37,176,713	$30,642,665	$4,369,232	$24,142,623
Gross (depreciation)	(6,617,882)	(1,569,753)	(12,788,756)	(1,783,083)	(250,747)	(2,186,673)

Net appreciation	$41,746,640	$7,722,097	$24,387,957	$28,859,582	$4,118,485	$21,955,950

MARCH 31, 2013

The difference between book-basis and tax-basis unrealized gains are primarily attributable to the tax deferral of losses on wash sales, unrealized appreciation on passive foreign investment companies and other temporary tax adjustments.

The components of accumulated earnings on a tax basis as of September 30, 2012 were as follows:

	Core Growth Fund	Emerging India Fund	Emerging Markets Small Cap Fund	Frontier Emerging Small Countries Fund	Global Opportunities Fund
Undistributed ordinary income	$—	$—	$5,219,469	$198,763	$—
Undistributed capital gains	—	—	—	—	17,205,439

Accumulated earnings	—	—	5,219,469	198,763	17,205,439
Accumulated capital and other losses	(37,897,392)	(859,376)	(64,012,504)	—	(843,378)
Other undistributed ordinary losses	—	(82,053)	—	(75,714)	(9,566)
Net unrealized appreciation*	162,377,571	1,116,249	226,894,941	3,576,997	41,225,199

Total accumulated earnings	$124,480,179	$174,820	$168,101,906	$3,700,046	$57,577,694

	Heritage Growth Fund	International Growth Fund	International Opportunities Fund	Large Cap Value Fund	Long/Short Fund
Undistributed ordinary income	$—	$1,909,496	$—	$—	$—
Undistributed capital gains	4,136,609	—	—	—	3,814,650

Accumulated earnings	4,136,609	1,909,496	—	—	3,814,650
Accumulated capital and other losses	(128,088)	(32,020,626)	(7,234,180)	(828,517)	(1,627,098)
Other undistributed ordinary losses	—	—	(16,820)	(61,013)	—
Net unrealized appreciation*	19,942,913	99,565,576	39,733,954	259,730,988	92,348,571

Total accumulated earnings	$23,951,434	$69,454,446	$32,482,954	$258,841,458	$94,536,123

	Micro Cap Fund	Micro Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Strategic Income Fund
Undistributed ordinary income	$—	$—	$—	$—	$—
Undistributed capital gains	—	11,281,937	104,861,904	—	—

Accumulated earnings	—	11,281,937	104,861,904	—	—
Accumulated capital and other losses	(45,119,796)	(523,723)	(9,492,107)	(97,665,048)	(4,565,592)
Other undistributed ordinary losses	—	—	—	—	(16,379)
Net unrealized appreciation*	69,001,436	29,440,210	501,098,883	23,776,621	2,901,048

Total accumulated earnings (deficit)	$23,881,640	$40,198,424	$596,468,680	($73,888,427)	($1,680,923)

	Ultra Growth Fund	World Innovators Fund	Income Fund	U.S. Treasury Fund
Undistributed ordinary income	$—	$—	$75,618	$143,701
Undistributed capital gains	16,570,757	—	—	5,092,077

Accumulated earnings	16,570,757	—	75,618	5,235,778
Accumulated capital and other losses	(730,134)	(8,750,695)	(714,842)	—
Other undistributed ordinary losses	—	—	(38,635)	(131,654)
Net unrealized appreciation*	20,747,535	18,805,340	5,160,705	38,195,618

Total accumulated earnings	$36,588,158	$10,054,645	$4,482,846	$43,299,742

*On	investments, securities sold short, derivative and foreign currency denominated assets and liabilities.

Capital loss carryforwards are available through the date specified below to offset future realized net capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. To the extent future gains are offset by capital loss carryforwards, such gains will not be distributed.

WASATCH FUNDS — Notes to Financial Statements (continued)

Capital loss carryforwards as of September 30, 2012 are as follows:

Fund	2014	2016	2017	2018
Core Growth Fund	$—	$—	$—	$35,409,803
Emerging Markets Small Cap Fund	—	—	3,795,857	6,828,580
International Growth Fund	—	—	—	26,072,123
Micro Cap Fund	—	—	—	41,372,871
Small Cap Value Fund	—	—	30,914,092	63,852,620
Strategic Income Fund	—	—	—	4,565,592
World Innovators Fund	—	—	—	7,292,881
Income Fund	153,117	561,725	—	—

On December 22, 2010, The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President of the United States of America. Under the Modernization Act, a Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Post-enactment losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

Capital loss carryforwards as of September 30, 2012 with no expiration are as follows:

Fund	Short Term
Emerging India Fund	$93,466
Emerging Markets Small Cap Fund	12,120,230
International Growth Fund	417,006
International Opportunities Fund	6,940,313

The Funds have elected to defer losses incurred from November 1, 2011 through September 30, 2012 in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The Funds have elected to defer losses as follows:

Fund	Post-October Capital Losses	Late-year Ordinary Losses
Core Growth Fund	$—	$2,487,589
Emerging India Fund	733,297	32,613
Emerging Markets Small Cap Fund	41,267,837	—
Global Opportunities Fund	—	843,378
Heritage Growth Fund	—	128,088
International Growth Fund	5,531,497	—
International Opportunities Fund	—	293,867
Large Cap Value Fund	828,517	—
Long/Short Fund	—	1,627,098
Micro Cap Fund	—	3,746,925
Micro Cap Value Fund	—	523,723
Small Cap Growth Fund	—	9,492,107
Small Cap Value Fund	1,969,866	928,470
Ultra Growth Fund	—	730,134
World Innovators Fund	382,290	1,075,524

During the tax year ended September 30, 2012, the Funds used capital loss carryforwards in the following amounts:

Fund	Amount Used
Core Growth Fund	$45,997,138
Large Cap Value Fund	23,080,189
Long/Short Fund	3,699,489
Micro Cap Fund	28,091,429
Micro Cap Value Fund	298,445
Small Cap Value Fund	15,799,053
Strategic Income Fund	2,323,842
World Innovators Fund	8,422,188
Income Fund	568,391

MARCH 31, 2013

The tax character of distributions paid during the year ended September 30, 2012 was as follows:

2012	Core Growth Fund	Emerging India Fund	Emerging Markets Small Cap Fund	Frontier Emerging Small Countries Fund	Global Opportunities Fund
Ordinary income	$—	$82,637	$—	$—	$—
Capital gain	—	—	—	—	18,174,913

Total	$—	$82,637	$—	$—	$18,174,913

2012	Heritage Growth Fund	International Growth Fund	International Opportunities Fund	Large Cap Value Fund	Long/Short Fund
Ordinary income	$—	$—	$—	$21,818,495	$—
Capital gain	1,097,280	—	17,671,323	—	—

Total	$1,097,280	$—	$17,671,323	$21,818,495	$—

2012	Micro Cap Fund	Micro Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Strategic Income Fund
Ordinary income	$—	$—	$—	$—	$880,410
Capital gain	—	—	62,046,614	—	—

Total	$—	$—	$62,046,614	$—	$880,410

2012	Ultra Growth Fund	World Innovators Fund	Income Fund	U.S. Treasury Fund
Ordinary income	$—	$—	$2,775,995	$5,618,367
Capital gain	7,674,675	—	—	9,334,135

Total	$7,674,675	$—	$2,775,995	$14,952,502

The tax character of distributions paid during the year ended September 30, 2011 was as follows:

2011	Core Growth Fund	Emerging India Fund	Emerging Markets Small Cap Fund	Global Opportunities Fund	Heritage Growth Fund	International Growth Fund
Ordinary income	$—	$—	$86,408	$1,872,935	$653,414	$—
Capital gain	—	—	—	7,528,532	5,614	—

Total	$—	$—	$86,408	$9,401,467	$659,028	$—

2011	International Opportunities Fund	Large Cap Value Fund	Long/Short Fund	Micro Cap Fund	Micro Cap Value Fund	Small Cap Growth Fund
Ordinary income	$—	$21,370,753	$300,223	$—	$—	$—
Capital gain	4,411,467	—	—	—	—	—

Total	$4,411,467	$21,370,753	$300,223	$—	$—	$—

2011	Small Cap Value Fund	Strategic Income Fund	Ultra Growth Fund	World Innovators Fund	Income Fund	U.S. Treasury Fund
Ordinary income	$—	$762,128	$—	$—	$3,218,058	$5,596,881
Capital gain	—	—	—	—	—	10,250,028

Total	$—	$762,128	$—	$—	$3,218,058	$15,846,909

The tax character of distributions paid may differ from that shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes.

WASATCH FUNDS — Notes to Financial Statements (continued)

9. RELATED PARTY TRANSACTIONS

Investment Advisory Fees, Expense Limitations — As the Funds’ investment advisor, the Advisor receives a monthly fee calculated on average daily net assets. The Advisor has contractually agreed to waive its fees and/or reimburse certain Funds should a Fund’s operating expenses exceed a specified annual limitation through at least January 31, 2014. If operating expenses are less than the specified expense limit for the Fund, the Advisor shall be entitled to reimbursement of the fees waived or reduced to the extent that the operating expenses and the amounts reimbursed do not exceed such expense limit for the Fund, under the period of the agreement (currently the 12 months commencing January 31, 2013). Such reimbursement shall be paid only while the expense limitation agreement is in effect and only if such amount paid, together with all other amounts reimbursed under this agreement in the fiscal year, does not cause the Fund to exceed the expense limitation. All amounts not recovered at the end of the period expire on January 31, 2014. Ordinary operating expenses exclude any interest, taxes, brokerage commissions, other investment-related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business. The costs of the Proxy Statement related to the identification and shareholder approval of Trustee Nominees were treated as extraordinary expenses in the 2010 fiscal year. The impact of these payments is reflected in the net expense ratios in the Financial Highlights. Investment advisory fees and fees waived, if any, for the period ended March 31, 2013 are disclosed in the Statements of Operations. Investment advisory fee and expense limitation annual rates are shown below.

Fund	Advisory Fee	Expense Limitation Investor Class	Expense Limitation Institutional Class	Contractual Expense Limitation/ Reimbursement Recoverable Expiration Date	Reimbursement Recoverable
Core Growth Fund	1.00%	1.50%	1.12%	01/31/2014	$5,383
Emerging India Fund	1.50%	1.95%	N/A	01/31/2014	18,842
Emerging Markets Select Fund	1.25%	1.69%	1.50%	01/31/2014	37,041
Emerging Markets Small Cap Fund	1.75%	1.95%	N/A	01/31/2014	319,780
Frontier Emerging Small Countries Fund	1.75%	2.25%	N/A	01/31/2014	53,909
Global Opportunities Fund	1.50%	1.95%	N/A	01/31/2014	—
Heritage Growth Fund	0.70%	0.95%	N/A	01/31/2014	7,661
International Growth Fund	1.25%	1.75%	N/A	01/31/2014	—
International Opportunities Fund	1.95%	2.25%	N/A	01/31/2014	53,309
Large Cap Value Fund	0.90%	1.10%	0.98%	01/31/2014	123,402
Long/Short Fund	1.10%	N/A	1.17%	01/31/2014	8,594
Micro Cap Fund	1.95%	2.25%	N/A	01/31/2014	—
Micro Cap Value Fund	1.95%	2.25%	N/A	01/31/2014	—
Small Cap Growth Fund	1.00%	1.50%	N/A	01/31/2014	—
Small Cap Value Fund	1.00%	1.50%	1.15%	01/31/2014	6,189
Strategic Income Fund	0.70%	0.95%	N/A	01/31/2014	8,843
Ultra Growth Fund	1.00%	1.50%	N/A	01/31/2014	—
World Innovators Fund	1.50%	1.95%	N/A	01/31/2014	—
Income Fund	0.55%	N/A	N/A	N/A	N/A
U.S. Treasury Fund	0.50%	0.75%	N/A	01/31/2014	—

Affiliated Trades — Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund (or funds) that are, or could be, considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, each transaction is effected at the current market price, as that term is defined under the procedures. During the period ended March 31, 2013, the Funds had no purchases or sales of securities pursuant to Rule 17a-7 of the 1940 Act.

Institutional Class Legal Fees — As disclosed in the annual report dated September 30, 2011, the Board approved a multi-class plan pursuant to which the Board has established and designated two classes for each series known as Institutional Class shares and Investor Class shares. The Advisor paid the legal costs associated with the establishment and designation of the new share classes for existing funds.

Payments by Advisor — During the 2012 fiscal year the Advisor discovered a trade allocation error involving several of the Wasatch Funds. In August 2012, the Advisor reimbursed the Global Opportunities Fund $1,167, the Micro Cap Fund $1,074, the Micro Cap Value Fund $1,282, the Small Cap growth Fund $46,199, the Ultra Growth Fund $940 and the World Innovators Fund $437 as reimbursement for the error plus interest. The impact of these payments is reflected in the net expense ratios in the Financial Highlights.

MARCH 31, 2013

10% Shareholders — As of March 31, 2013, the Funds had individual shareholder accounts and/or omnibus shareholder accounts (comprised of a group of individual shareholders), which individually amounted to more than 10% of the total shares outstanding of the fund as detailed below:

	Number of Accounts	% of Shares Outstanding
Core Growth Fund	2	56.22
Emerging India Fund	1	26.32
Emerging Markets Select Fund	2	68.74
Emerging Markets Small Cap Fund	2	64.44
Frontier Emerging Small Countries Fund	2	82.42
Global Opportunities Fund	2	61.88
Heritage Growth Fund	2	48.49
International Growth Fund	2	56.53
International Opportunities Fund	2	61.94
Large Cap Value Fund	3	78.00
Long/Short Fund	2	67.54
Micro Cap Fund	2	29.32
Micro Cap Value Fund	2	50.54
Small Cap Growth Fund	2	49.82
Small Cap Value Fund	2	31.30
Strategic Income Fund	3	69.02
Ultra Growth Fund	2	48.03
World Innovators Fund	2	41.34
Income Fund	2	85.50
U.S. Treasury Fund	3	50.31

Affiliated Interests — As of March 31, 2013, Wasatch Advisors, Inc. and its affiliates, and the retirement plans of Wasatch Advisors, Inc. and its affiliates, held shares which may be redeemed at any time as detailed below:

	Number of Accounts*	% of Shares Outstanding
Core Growth Fund	15	0.40
Emerging India Fund	17	18.87
Emerging Markets Select Fund	12	4.97
Emerging Markets Small Cap Fund	22	0.24
Frontier Emerging Small Countries Fund	26	1.81
Global Opportunities Fund	25	1.83
Heritage Growth Fund	9	3.70
International Growth Fund	13	0.56
International Opportunities Fund	20	2.55
Large Cap Value Fund	12	0.17
Long/Short Fund	14	0.16
Micro Cap Fund	10	0.70
Micro Cap Value Fund	12	1.89
Small Cap Growth Fund	20	1.34
Small Cap Value Fund	8	1.67
Strategic Income Fund	5	20.27
Ultra Growth Fund	6	1.19
World Innovators Fund	10	1.67
Income Fund	2	0.01
U.S. Treasury Fund	5	0.75

*Multiple	accounts with the same beneficial owner are treated as one account.

Payments by Former Service Provider — BISYS Fund Services, Inc. (“BISYS”) is a former service provider to the Large Cap Value Fund, Long/Short Fund and Income Fund. In August 2010, these funds received a one-time payment from the BISYS Fair Fund (a fund established pursuant to a settlement between the SEC and BISYS that requires, among other things, a distribution of settlement monies from the Fair Fund to benefit affected mutual funds). The impact of these payments is reflected in the net expense ratios in the Financial Highlights.

WASATCH FUNDS — Notes to Financial Statements (continued)

10. TRANSACTIONS WITH AFFILIATES

If a Fund’s holding represents ownership of 5% or more of the voting securities of a company, the company is deemed to be an affiliate as defined by the 1940 Act. The following Funds conducted transactions during the period ended March 31, 2013 with an “affiliated company” as so defined:

	Share Activity				Dividends Credited to Income for the period ended 3/31/13	Gain (Loss) Realized on Sale of Shares for the period ended 3/31/13
	Balance 9/30/12	Purchases / Additions	Sales / Reductions	Balance 3/31/13
Long/Short Fund
Silicon Graphics International Corp.*	2,802,900	58,400	173,862	2,687,438	$—	$(398,986)

Micro Cap Fund
Goldwater Bank, N.A.	154,000	—	—	154,000	$—	$—

Small Cap Growth Fund
Blue Nile, Inc.	654,903	302,916	—	957,819	$—	$—
Cempra, Inc.**	846,015	536,317		1,382,332	—	—
Knight Transportation, Inc.	4,655,806	136,592	—	4,792,398	2,971,287	—
NeurogesX, Inc.	3,882,558	—	—	3,882,558	—	—
zooplus AG	275,513	32,789	—	308,302	—	—

*On	August 29, 2012, a Schedule 13D was filed for Silicon Graphics International Corp. (“the Company”) on behalf of the Advisor and the Wasatch Long/Short Fund, including the portfolio managers Michael L. Shinnick and Ralph C. Shive (“Reporting Persons”).

**The	purchases include 446,414 shares of a private investment in a public equity (PIPE) whose registration statement became effective January 25, 2013.

11. RESTRICTED SECURITIES

The Funds may own investments that were purchased through private placement transactions or under Rule 144A of the Securities Act of 1933 (the “Securities Act”) and cannot be sold without prior registration under the Securities Act or may be limited due to certain restrictions. These securities are generally deemed to be illiquid and are valued at fair value as determined by a designated Pricing Committee of the Advisor (“Pricing Committee”), comprised of personnel of the Advisor, with oversight by the Board of Trustees and in accordance with Board-approved Pricing Policies and Procedures. If and when such securities are registered, the costs of registering such securities are paid by the issuer. At March 31, 2013, the Funds held the following restricted securities:

	Security Type	Acquisition Date	Acquisition Cost	Fair Value	Value as % of Net Assets
Global Opportunities Fund
Cardica, Inc.	Warrants	9/25/09	$5,000	$2,000	—

Micro Cap Fund
Cardica, Inc.	Warrants	9/25/09	$40,312	$16,125	0.01%
Goldwater Bank, N.A.	Common Stock	2/28/07	1,540,000	50,820	0.01%
NeurogesX, Inc.	Warrants	7/21/11	18,169	—	—

			$1,598,481	$66,945	0.02%

Micro Cap Value Fund
Acetylon Pharmaceuticals, Inc., Series B	Preferred Stock	2/3/11 - 5/25/12	$499,999	$625,262	0.43%
Cardica, Inc.	Warrants	9/25/09	13,813	5,525	—
Goldwater Bank, N.A.	Common Stock	2/28/07	419,000	13,827	0.01%
Idaho Trust Bancorp	Common Stock	8/30/06	500,004	186,668	0.13%
NeurogesX, Inc.	Warrants	7/21/11	6,250	—	—

			$1,439,066	$831,282	0.57%

Small Cap Growth Fund
Greenspring Global Partners II-B, L.P.	LP Interest	10/10/03 - 1/16/13	$4,643,853	$4,376,480	0.21%
Greenspring Global Partners III-B, L.P.	LP Interest	3/16/06 - 1/16/13	1,365,000	1,614,172	0.08%
Nanosys, Inc., Series D	Preferred Stock	11/8/05	2,000,000	828,407	0.04%
Nanosys, Inc., Series E	Preferred Stock	8/13/10	184,939	197,360	0.01%
NeurogesX, Inc.	Warrants	7/21/11	242,660	—	—
Zonare Medical Systems, Inc.	Common Stock	6/30/04	1,500,000	247	—

			$9,936,452	$7,016,666	0.34%

MARCH 31, 2013

	Security Type	Acquisition Date	Acquisition Cost	Fair Value	Value as % of Net Assets
Strategic Income Fund
Redcorp Ventures Ltd., 13.00%, 7/11/12	Corporate Bonds	7/5/07	$153,634	$1,044	—
Star Asia Financial Ltd.	Common Stock	2/22/07 - 3/19/10	305,812	266,786	0.50%
Star Asia SPV, LLC	LLC Membership Interest	3/19/10	457,316	98,144	0.18%

			$925,378	$365,974	0.68%

Ultra Growth Fund
Cardica, Inc.	Warrants	9/25/09	$20,625	$8,250	0.01%
Data Sciences International, Inc., Series B	Preferred Stock	1/20/06	475,001	802,213	0.57%
Greenspring Global Partners II-B, L.P.	LP Interest	10/10/03 - 1/16/13	4,179,467	3,938,828	2.80%
Greenspring Global Partners III-B, L.P.	LP Interest	3/16/06 - 1/16/13	1,365,000	1,614,172	1.15%
Nanosys, Inc., Series D	Preferred Stock	11/8/05	500,001	207,102	0.15%
Nanosys, Inc., Series E	Preferred Stock	8/13/10	46,235	49,340	0.03%
NeurogesX, Inc.	Warrants	7/21/11	5,451	—	—
Ophthonix, Inc.	Common Stock	9/23/05	499,998	—	—
TherOx, Inc., Series I	Preferred Stock	7/7/05	1,000,000	2,439	—
Xtera Communications, Inc.	Common Stock	9/3/03	99,065	914	—
Zonare Medical Systems, Inc.	Common Stock	6/30/04	1,000,000	165	—

			$9,190,843	$6,623,423	4.71%

World Innovators Fund
Cardica, Inc.	Warrants	9/25/09	$8,938	$3,575	—
Greenspring Global Partners II-B, L.P.	LP Interest	10/10/03 - 1/16/13	464,387	437,652	0.23%
Xtera Communications, Inc.	Common Stock	9/3/03	7,076	65	—

			$480,401	$441,292	0.23%

12. PURCHASE COMMITMENTS

In September 2003, the Small Cap Growth, Ultra Growth and World Innovators Funds entered into subscription agreements to acquire limited partnership interests in Greenspring Global Partners II-B, L.P. The remaining commitment amounts at March 31, 2013 were $300,000, $270,000 and $30,000, respectively.

In December 2005, the Small Cap Growth and Ultra Growth Funds entered into subscription agreements to acquire limited partnership interests in Greenspring Global Partners III-B, L.P. The remaining commitment amounts at March 31, 2013 were $135,000, per Fund.

Securities held by the Funds have been designated to meet these purchase commitments as indicated in the Schedules of Investments.

13. LINE OF CREDIT

The Equity Funds opened two lines of credit totaling $75,000,000, one of which is $25,000,000 uncommitted, and the other of which is $50,000,000 committed, with State Street Bank and Trust Company on June 4, 2007 (together, the “Line”). As of May 25, 2012, the Board approved use of the Line by all funds in the Trust. The Line is for temporary or emergency purposes such as to provide liquidity for shareholder redemptions. The Funds incur commitment fees on the undrawn portion of the committed part of the Line, and interest expense to the extent of amounts drawn (borrowed) under the entire Line. Interest is based on the higher of (a) the Federal Funds rate as in effect on the date of borrowing, plus a margin, or (b) the overnight London Interbank Offered Rate (LIBOR) as in effect on the date of borrowing, plus a margin. Commitment fees are pro-rated among the Funds based upon relative average net assets. Interest expense is charged directly to a fund based upon actual amounts borrowed by the Fund.

For the period ended March 31, 2013, the following Funds had borrowings:

	Average Daily Borrowings	Number of Days Outstanding	Interest Expense	Weighted Average Annualized Interest Rate	Balance at March 31, 2013
Emerging India Fund	$524,031	20	342	1.18%	$400,929
Emerging Markets Small Cap Fund	451,183	1	15	1.18%	—
Frontier Emerging Small Countries Fund	1,504,623	1	49	1.18%	—
Global Opportunities Fund	1,416,711	15	699	1.18%	—
Micro Cap Fund	309,031	2	20	1.18%	—
Small Cap Value Fund	437,497	6	86	1.18%	—
Ultra Growth Fund	812,701	19	509	1.19%	—

WASATCH FUNDS — Notes to Financial Statements (continued)

14. PRINCIPAL RISKS

Market and Credit Risk — In the normal course of business the Funds trade financial instruments and enter into financial transactions where risk of loss exists due to changes in the market (market risk) or failure of the other party to a transaction to perform (credit risk). Similar to credit risk, the Funds may be exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Funds to credit risk, consist principally of cash due from counterparties and investments. The extent of the Funds’ exposure to credit and counterparty risks with respect to these financial assets approximates their carrying value as recorded in the Funds’ Statements of Assets and Liabilities.

Non-Diversification Risk — A non-diversified fund can invest a larger portion of its assets in the stocks of a limited number of companies than a diversified fund, which means it may have more exposure to the price movements of a single security or small group of securities than funds that diversify their investments among many companies. The Emerging India, Emerging Markets Select and Frontier Emerging Small Countries Funds are non-diversified.

Inflation Risk — Inflation risk is the possibility that inflation will reduce the purchasing power of a currency, and subsequently reduce the value of a security or asset, and may result in rising interest rates. Inflation is the overall upward price movement of goods and services in an economy that causes the value of a currency to decline.

Interest Rate Risk — Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. A rise in interest rates typically causes a fall in values. Interest rate risk should be modest for shorter-term securities, moderate for intermediate-term securities and high for longer-term securities. Generally, an increase in the average maturity of a fund will make it more sensitive to interest rate risk. The interest rate is the amount charged, expressed as a percentage of principal, by a lender to a borrower for the use of assets.

Foreign Currency Risk — If a fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar. This also includes the risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments related to foreign investments.

Region Risk — The Funds invest in equity and fixed income securities of non-U.S. issuers. Although the Funds maintain diversified investment portfolios, political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. These risks are exaggerated for securities of issuers tied economically to emerging and frontier market countries. Additionally, political or economic developments may have an adverse effect on the liquidity and volatility of portfolio securities and currency holdings.

Shareholder Concentration Risk — A significant portion of the net assets of the Frontier Emerging Small Countries Fund and International Opportunities Fund are owned by a group of shareholders advised by a common investment advisor. If this group of shareholders simultaneously redeems on the advice of their investment advisor, Fund expenses may increase and performance may be materially affected. However, the Advisor has contractually agreed to waive its fees and/or reimburse the Frontier Emerging Small Countries Fund and the International Opportunities Fund should their operating expenses exceed 2.25% through at least January 31, 2014.

15. SECURITIES VALUATION

Equity securities (common and preferred stock) — Securities are valued as of the close of the New York Stock Exchange (generally 4:00 p.m. Eastern Time) on the valuation date. Equity securities are valued using a commercial pricing service at the last quoted sales price taken from the primary market in which each security trades and, with respect to equity securities traded on NASDAQ, such securities are valued using the NASDAQ Official Closing Price (“NOCP”) or last sales price if no NOCP is available. If there are no sales on the primary exchange or market on a day, then the security shall be valued at the mean of the last bid and ask price on the primary exchange or market as provided by a pricing service. If the mean cannot be calculated or there is no trade activity on a day, then the security shall be valued at the previous trading day’s price as provided by a pricing service. In some instances, particularly on foreign exchanges, an official close or evaluated price may be used if the pricing service is unable to provide the last trade or most recent mean price. To the extent that these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy (see Note 16). Additionally, a fund’s investments are valued at fair value by the Pricing Committee if the Advisor determines that an event impacting the value of an investment occurred between the closing time of a security’s primary market or exchange (for example, a foreign exchange or market) and the time the fund’s share price is calculated. Significant events include, but are not limited to the following: significant fluctuations in domestic markets, foreign markets or foreign currencies; occurrences not directly tied to the securities markets such as natural disasters, armed conflicts or significant governmental actions; and major announcements affecting a single issuer or an entire market or market sector. In responding to a significant event, the Pricing Committee determines the fair value of affected securities by considering factors including, but not limited to: index options and futures traded subsequent to the close; American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) or other related receipts; currency spot or forward markets that trade after pricing of the foreign exchange; other derivative securities traded after the close such as Standard & Poor’s Depositary

MARCH 31, 2013

Receipts (“SPDRs”) and other exchange traded funds (“ETFs”); and alternative market quotes on the affected securities. When applicable, the Funds use a systematic fair valuation model provided by an independent third party to assist in adjusting the valuation of foreign securities. When a Fund uses this fair value pricing method, the values assigned to the fund’s foreign securities may not be the quoted or published prices of the investments on their primary markets or exchanges and the securities are categorized in level 2 of the fair value hierarchy. These valuation procedures apply equally to long or short equity positions in a fund.

Corporate debt securities — Investments are valued at current market value by a pricing service, or by using the last sale or bid price based on observable inputs. Observable inputs may include benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data including market research publications. Although most corporate bonds are categorized in level 2 of the fair value hierarchy, in instances where observable inputs are not available, they are categorized as level 3.

Short-term notes — Investments maturing in 60 days or less at the time of purchase, are generally valued at amortized cost, unless it is determined that the amortized cost method would not represent fair value, in which case the securities are marked-to-market. To the extent the inputs are observable and timely, the values would be categorized in level 2 of the fair value hierarchy.

Asset-backed securities — Investments are priced using the closing bid as supplied by a pricing service based on observable inputs. Observable inputs may include benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data including market research publications, new issue data, monthly payment information and collateral performance. Although most asset-backed securities are categorized in level 2 of the fair value hierarchy, in instances where observable inputs are not available, they are categorized as level 3.

U.S. government issuers — Investments are priced using the closing bid as supplied by a pricing service based on observable inputs. Observable inputs may include benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data including market research publications. Although most U.S. government bonds are categorized in level 2 of the fair value hierarchy, in instances where observable inputs are not available, they are categorized as level 3.

Derivative instruments — Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in level 1 of the fair value hierarchy. Exchange-traded options are valued at the last sale price in the market where they are principally traded. If there are no sales on the primary exchange or market on a given day, then the option is valued at the mean of the last bid price and ask price on the primary exchange or market as provided by a pricing service.

Restricted securities — If market quotations are not readily available for the Funds’ investments in securities such as restricted securities, private placements, securities for which trading has been halted or other illiquid securities, these investments are valued at fair value in accordance with Board-approved Pricing Policies and Procedures by the Pricing Committee with oversight by the Board of Trustees. Fair value is defined as the price that would be received upon the sale of an asset, or paid to transfer a liability, in an orderly transaction between market participants at the measurement date under current market conditions. For each applicable investment that is fair valued, the Pricing Committee considers, to the extent applicable, various factors including, but not limited to, the financial condition of the company or limited partnership, operating results, prices paid in follow-on rounds, comparable companies in the public market, the nature and duration of the restrictions for holding the securities, a stated net asset value (NAV) for the partnership, if applicable, and other relevant factors. Depending on the relative significance of valuation inputs, these instruments may be classified in either level 2 or level 3 of the fair value hierarchy.

As of March 31, 2013, the aggregate amount of fair valued securities, excluding any foreign securities fair valued pursuant to a systematic fair valuation model, as a percentage of net assets for the Funds was as follows:

% of Net Assets
Core Growth Fund	—
Emerging India Fund	—
Emerging Markets Select Fund	—
Emerging Markets Small Cap Fund	—
Frontier Emerging Small Countries Fund	—
Global Opportunities Fund	<0.01%
Heritage Growth Fund	—
International Growth Fund	—
International Opportunities Fund	—
Large Cap Value Fund	—
Long/Short Fund	—
Micro Cap Fund	0.06%
Micro Cap Value Fund	0.57%
Small Cap Growth Fund	0.34%
Small Cap Value Fund	—
Strategic Income Fund	0.19%
Ultra Growth Fund	4.71%
World Innovators Fund	0.23%
Income Fund	—
U.S. Treasury Fund	—

WASATCH FUNDS — Notes to Financial Statements (continued)

16. FAIR VALUE MEASUREMENTS

The Funds use various methods to measure the fair value of most of their investments on a recurring basis. U.S. GAAP established a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
•

Level 2 — Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. The inputs may include quoted prices for the identical investment on an inactive market, prices for similar investments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether a security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The Funds’ policy is to recognize transfers between levels at the end of the reporting period.

The following is a summary of the fair valuations according to the inputs used as of March 31, 2013 in valuing the Funds’ assets and liabilities:

Fund	Category	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 3/31/13
Core Growth Fund
Assets
Common Stocks		$688,877,355	$—	$—	$688,877,355
Preferred Stocks		5,857,565	—	—	5,857,565
Short-Term Investments		—	82,958,400	—	82,958,400

		$694,734,920	$82,958,400	$—	$777,693,320

Emerging India Fund
Assets
Common Stocks		$14,444,644	$—	$—	$14,444,644

Emerging Markets Select Fund
Assets
Common Stocks	Diversified Banks	$2,593,136	$1,295,573	$—	$3,888,709
	Food Retail	1,288,219	1,284,255	—	2,572,474
	Marine Ports & Services	—	679,755	—	679,755
	Real Estate Operating Companies	621,927	667,057	—	1,288,984
	Other	12,883,184		—	12,883,184
Short-Term Investments		—	1,253,546	—	1,253,546

		$17,386,466	$5,180,186	$—	$22,566,652

Emerging Markets Small Cap Fund
Assets
Common Stocks	Computer & Electronics Retail	$—	$17,200,487	$—	$17,200,487
	Diversified Banks	78,141,494	61,702,330	—	139,843,824
	Home Improvement Retail	17,107,191	39,808,128	—	56,915,319
	Hotels, Resorts & Cruise Lines	—	43,356,503	—	43,356,503
	Hypermarkets & Super Centers	39,099,180	57,496,276	—	96,595,456
	Marine Ports & Services	21,689,054	29,400,823	—	51,089,877
	Packaged Foods & Meats	87,815,444	38,724,735	—	126,540,179
	Other	1,228,781,640	—	—	1,228,781,640
Preferred Stocks		33,848,775	—	—	33,848,775
Short-Term Investments		—	70,492,421	—	70,492,421

		$1,506,482,778	$358,181,703	$—	$1,864,664,481

MARCH 31, 2013

Fund	Category	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 3/31/13
Frontier Emerging Small Countries Fund
Assets
Common Stocks	Food Retail	$6,957,978	$4,641,865	$—	$11,599,843
	Marine Ports & Services	4,203,388	3,136,744	—	7,340,132
	Packaged Foods & Meats	70,784,850	6,409,423	—	77,194,273
	Other	226,877,221	—	—	226,877,221
Short-Term Investments		—	23,689,647	—	23,689,647

		$308,823,437	$37,877,679	$—	$346,701,116

Global Opportunities Fund
Assets
Common Stocks	Diversified Banks	$6,878,700	$2,114,107	$—	$8,992,807
	Hypermarkets & Super Centers	1,867,920	1,589,551	—	3,457,471
	Marine Ports & Services	1,653,605	2,752,677	—	4,406,282
	Oil & Gas Equipment & Services	2,596,401	2,309,490	—	4,905,891
	Other	169,276,699	—	—	169,276,699
Warrants		—	—	2,000	2,000
Short-Term Investments		—	6,545,903	—	6,545,903

		$182,273,325	$15,311,728	$2,000	$197,587,053

Heritage Growth Fund
Assets
Common Stocks		$111,402,049	$—	$—	$111,402,049
Short-Term Investments		—	9,003,455	—	9,003,455

		$111,402,049	$9,003,455	$—	$120,405,504

International Growth Fund
Assets
Common Stocks	Diversified Banks	$—	$8,253,254	$—	$8,253,254
	Hypermarkets & Super Centers	7,152,733	13,292,279	—	20,445,012
	Marine Ports & Services	—	14,626,481	—	14,626,481
	Oil Gas Equipment & Services	19,683,189	11,126,660	—	30,809,849
	Other	741,217,533	—	—	741,217,533
Short-Term Investments		—	50,924,585	—	50,924,585

		$768,053,455	$98,223,259	$—	$866,276,714

International Opportunities Fund
Assets
Common Stocks	Brewers	$4,788,679	$2,744,643	$—	$7,533,322
	Building Products	3,114,446	2,595,966	—	5,710,412
	Construction Materials	—	2,162,597	—	2,162,597
	Diversified Banks	—	3,412,072	—	3,412,072
	Food Distributors	—	3,129,025	—	3,129,025
	Food Retail	7,922,235	4,176,342	—	12,098,577
	Hypermarkets & Super Centers	—	2,772,191	—	2,772,191
	Packaged Foods & Meats	30,698,065	6,567,718	—	37,265,783
	Other	167,332,010	—	—	167,332,010
Short-Term Investments		—	8,399,722	—	8,399,722

		$213,855,435	$35,960,276	$—	$249,815,711

Large Cap Value Fund
Assets
Common Stocks		$1,154,467,288	$—	$—	$1,154,467,288
Short-Term Investments		—	100,859,370	—	100,859,370

		$1,154,467,288	$100,859,370	$—	$1,255,326,658

WASATCH FUNDS — Notes to Financial Statements (continued)

Fund	Category	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 3/31/13
Long/Short Fund
Assets
Common Stocks		$1,505,235,555	$—	$—	$1,505,235,555
Short-Term Investments		—	349,751,080	—	349,751,080

		$1,505,235,555	$349,751,080	$—	$1,854,986,635

Liabilities
Equity Contracts		$(9,098,678)	$—	$—	$(9,098,678)
Securities Sold Short		(187,318,797)	—	—	(187,318,797)

		$(196,417,475)	$—	$—	$(196,417,475)

Micro Cap Fund
Assets
Common Stocks	Biotechnology	$7,434,935	$—	$5,662	$7,440,597
	Health Care Equipment	12,746,881	—	89,430	12,836,311
	Specialized Finance	—	—	50,820	50,820
	Other	252,310,666	—	—	252,310,666
Preferred Stocks		2,603,828	—	—	2,603,828
Warrants		—	—	16,125	16,125
Short-Term Investments		—	13,170,345	—	13,170,345

		$275,096,310	$13,170,345	$162,037	$288,428,692

Micro Cap Value Fund
Assets
Common Stocks	Construction Materials	$2,872,320	$2,163,223	$—	$5,035,543
	Diversified Banks	2,150,874	1,963,783	186,668	4,301,325
	Oil & Gas Equipment & Services	—	520,815	—	520,815
	Packaged Foods & Meats	5,450,573	1,268,026	—	6,718,599
	Specialized Finance	—	—	13,827	13,827
	Other	119,568,425	—	—	119,568,425
Preferred Stocks	Pharmaceuticals	—	—	625,262	625,262
	Other	1,580,158	—	—	1,580,158
Warrants		—	—	5,525	5,525
Short-Term Investments		—	9,877,259	—	9,877,259

		$131,622,350	$15,793,106	$831,282	$148,246,738

Liabilities
		$(191,800)	$—	$—	$(191,800)

		$(191,800)	$—	$—	$(191,800)

Small Cap Growth Fund
Assets
Common Stocks	Biotechnology	$79,491,419	$—	$38,825	$79,530,244
	Health Care Equipment	31,765,377	—	247	31,765,624
	Oil & Gas Equipment & Services	63,793,448	18,840,924	—	82,634,372
	Other	1,707,588,637	—	—	1,707,588,637
Preferred Stocks		—	—	1,025,767	1,025,767
Limited Partnership Interest		—	—	5,990,652	5,990,652
Short-Term Investments		—	183,848,636	—	183,848,636

		$1,882,638,881	$202,689,560	$7,055,491	$2,092,383,932

Small Cap Value Fund
Assets
Common Stocks	Oil & Gas Equipment & Services	$2,780,003	$1,292,404	—	$4,072,407
	Other	179,413,097	—	—	179,413,097
Short-Term Investments		—	4,391,011	—	4,391,011

		$182,193,100	$5,683,415	$—	$187,876,515

MARCH 31, 2013

Fund	Category	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 3/31/13
Strategic Income Fund
Assets
Common Stocks	Diversified REITs	$—	$266,786	$—	$266,786
	Other	42,938,974	—	—	42,938,974
Exchange Traded Funds		2,476,500	—	—	2,476,500
Limited Liability Company Membership Interest		2,924,234	—	98,144	3,022,378
Corporate Bonds		—	—	1,044	1,044
Short-Term Investments		—	4,986,746	—	4,986,746

		$48,339,708	$5,253,532	$99,188	$53,692,428

Ultra Growth Fund
Assets
Common Stocks	Biotechnology	$4,992,179	$—	$4,018	$4,996,197
	Health Care Equipment	5,963,334	—	165	5,963,499
	Internet Software & Services	9,615,306	—	914	9,616,220
	Other	112,594,556	—	—	112,594,556
Preferred Stocks		—	—	1,061,094	1,061,094
Limited Partnership Interest		—	—	5,553,000	5,553,000
Warrants		—	—	8,250	8,250
Short-Term Investments		—	1,097,751	—	1,097,751

		$133,165,375	$1,097,751	$6,627,441	$140,890,567

World Innovators Fund
Assets
Common Stocks	Internet Software & Services	$21,563,510	$—	$65	$21,563,575
	Other	152,972,826	—	—	152,972,826
Preferred Stocks		3,479,532	—	—	3,479,532
Limited Partnership Interest		—	—	437,652	437,652
Warrants		—	—	3,575	3,575
Short-Term Investments		—	15,152,120	—	15,152,120

		$178,015,868	$15,152,120	$441,292	$193,609,280

Wasatch-1st Source Income Fund
Assets
Asset Backed Securities		$—	$4,874,041	$—	$4,874,041
Collateralized Mortgage Obligations		—	29,983,442	—	29,983,442
Corporate Bonds		—	52,526,166	—	52,526,166
Municipal Bonds		—	1,347,191	—	1,347,191
Mutual Funds		852,075	—	—	852,075
Exchange Traded Funds		1,335,300	—	—	1,335,300
U.S. Government Agency Securities		—	26,909,288	—	26,909,288
U.S. Treasury Inflation Protected Bonds		—	1,345,465	—	1,345,465
U.S. Treasury Notes		—	12,187,069	—	12,187,069
Preferred Stocks		1,384,863	—	—	1,384,863
Short-Term Investments		—	1,291,605	—	1,291,605

		$3,572,238	$130,464,267	$—	$134,036,505

U.S. Treasury Fund
Assets
U.S. Government Obligations		$—	$233,399,806	$—	$233,399,806
Short-Term Investments		—	1,841,807	—	1,841,807

		$—	$235,241,613	$—	$235,241,613

If the securities of an Asset Class are all the same level, the asset class is shown in total. If the securities of an Asset Class cross levels, the level with the smallest number of categories and with multiple levels within a category is displayed by category. The remaining categories that do not cross levels are combined into the Other category.

The valuation techniques used by the Funds to measure fair value for the period ended March 31, 2013 maximized the use of observable inputs and minimized the use of unobservable inputs.

WASATCH FUNDS — Notes to Financial Statements (continued)

The table below shows the significant transfers between level 1 and level 2 due to fair valuation in certain foreign markets.

Fund	Transfers out of Level 1 at Market Value	Transfers into Level 2 at Market Value
Emerging Markets Small Cap Fund	$124,036,556	$124,036,556
Frontier Emerging Small Countries Fund	8,360,829	8,360,829
Global Opportunities Fund	7,176,274	7,176,274
International Growth Fund	34,006,394	34,006,394
International Opportunities Fund	10,360,605	10,360,605
Micro Cap Value Fund	2,484,597	2,484,597
Small Cap Growth Fund	18,840,924	18,840,924
Small Cap Value Fund	1,292,404	1,292,404

The following is a reconciliation of the fair valuations using significant unobservable inputs (level 3) for the Funds during the period ended March 31, 2013:

Fund	Market Value Beginning Balance 9/30/2012	Purchases at Cost	Sales (Proceeds)	Accrued Discounts (Premiums)	Realized Gain/ (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfers in at Market Value	Transfers out at Market Value	Market Value Ending Balance 3/31/2013	Net Change in Unrealized Appreciation (Depreciation) on Investments Held at 3/31/2013
Global Opportunities Fund
Warrants	$2,400	$—	$—	$—	$—	$(400)	$—	$—	$2,000	$(400)

Micro Cap Fund
Common Stocks	13,860	—	—	—	—	36,960	95,092	—	145,912	36,960
Warrants	20,803	—	—	—	—	(4,678)	—	—	16,125	(4,678)

	34,663	—	—	—	—	32,282	95,092	—	162,037	32,282

Micro Cap Value Fund
Common Stocks	186,550	—	—	—	—	13,945	—	—	200,495	13,945
Preferred Stocks	625,263	—	—	—	—	(1)	—	—	625,262	(1)
Warrants	7,130	—	—	—	—	(1,605)	—	—	5,525	(1,605)

	818,943	—	—	—	—	12,339		—	831,282	12,339

Small Cap Growth Fund
Common Stocks	247	—	—	—	—	—	38,825	—	39,072	—
Preferred Stocks	961,210	—	—	—	—	64,557	—	—	1,025,767	64,557
Limited Partnership Interest	6,625,910	130,000	—	—	—	(765,258)	—	—	5,990,652	(765,258)
Warrants	19,413	—	—	—	—	(19,413)	—	—	—	(19,413)

	7,606,780	130,000	—	—	—	(720,114)	38,825	—	7,055,491	(720,114)

Strategic Income Fund
Limited Liability Company Membership Interest	99,690	—	—	—	—	(1,546)	—	—	98,144	(1,546)
Corporate Bonds	4,073	—	(2,786)	—	765	(1,008)	—	—	1,044	(2,977)

	103,763	—	(2,786)	—	765	(2,554)	—	—	99,188	(4,523)

Ultra Growth Fund
Common Stocks	1,583	—	—	—	—	(504)	4,018	—	5,097	(504)
Preferred Stocks	1,062,439	—	—	—	—	(1,345)	—	—	1,061,094	(1,345)
Limited Partnership Interest	6,126,453	120,000	—	—	—	(693,453)	—	—	5,553,000	(693,453)
Warrants	10,336	—	—	—	—	(2,086)	—	—	8,250	(2,086)

	7,200,811	120,000	—	—	—	(697,388)	4,018	—	6,627,441	(697,388)

World Innovators Fund
Common Stocks	65	—	—	—	—	—	—	—	65	—
Limited Partnership Interest	496,747	10,000	—	—	—	(69,095)	—	—	437,652	(69,095)
Warrants	4,290	—	—	—	—	(715)	—	—	3,575	(715)

	$501,102	$10,000	$—	$—	$—	$(69,810)	$—	$—	$441,292	$(69,810)

MARCH 31, 2013

17. FAIR VALUE OF DERIVATIVE INSTRUMENTS*

The following is a summary of the fair valuations of the Funds’ derivative instruments categorized by risk exposure:

WASATCH CORE GROWTH FUND

The Effect of Derivative Instruments on the Statement of Operations for the period ended March 31, 2013:

	Derivatives not accounted for as hedging instruments under Statement 133
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized in Income
Net realized gain on options	$—	$—	$—	$150,916	$—	$150,916

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Change in unrealized appreciation (depreciation) on investments, options and foreign currency translations	$—	$—	$—	$(38,216)	$—	$(38,216)

WASATCH LONG/SHORT FUND

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of March 31, 2013:

	Derivatives not accounted for as hedging instruments under Statement 133
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Liabilities Derivatives
Call options written at value	$—	$—	$—	$9,098,678	$—	$9,098,678

The Effect of Derivative Instruments on the Statement of Operations for the period ended March 31, 2013:

	Derivatives not accounted for as hedging instruments under Statement 133
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized in Income
Net realized gain on options	$—	$—	$—	$10,017,561	$—	$10,017,561

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Change in unrealized appreciation (depreciation) on investments, options and foreign currency translations	$—	$—	$—	$(1,338,812)	$—	$(1,338,812)

WASATCH FUNDS — Notes to Financial Statements (continued)	MARCH 31, 2013

WASATCH MICRO CAP VALUE FUND

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of March 31, 2013:

	Derivatives not accounted for as hedging instruments under Statement 133
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Liabilities Derivatives
Call options written at value	$—	$—	$—	$191,800	$—	$191,800

The Effect of Derivative Instruments on the Statement of Operations for the period ended March 31, 2013:

	Derivatives not accounted for as hedging instruments under Statement 133
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized in Income
Net realized gain (loss) on investments and foreign currency translations	$—	$(33,150)	$—	$—	$—	$(33,150)
Net realized gain on options	—	—	—	163,435	—	163,435

	$—	$(33,150)	$—	$163,435	$—	$130,285

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Change in unrealized appreciation (depreciation) on investments, options and foreign currency translations	$—	$15,841	$—	$(150,847)	$—	$(135,006)

WASATCH SMALL CAP VALUE FUND

The Effect of Derivative Instruments on the Statement of Operations for the period ended March 31, 2013:

	Derivatives not accounted for as hedging instruments under Statement 133
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized in Income
Net realized gain on options	$—	$—	$—	$134,261	$—	$134,261

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Change in unrealized appreciation (depreciation) on investments, options and foreign currency translations	$—	$—	$—	$(102,761)	$—	$(102,761)

*	See Note 4 — Financial Derivative Instruments for additional information.

For the period ended March 31, 2013, the average monthly balance of derivative financial instruments was as follows:

	Core Growth Fund	Long/Short Fund	Micro Cap Value Fund	Small Cap Value Fund
Option contracts:
Average number of call contracts written	83	24,202	870	150
Average value of call contracts written	$19,583	$3,905,862	$175,573	$8,750

18. SUBSEQUENT EVENTS

Effective April 23, 2013, the Expense Limitation Agreement by and between Wasatch Advisors, Inc. and Wasatch Funds Trust, on behalf of Wasatch World Innovators Fund, has been renewed and extended through January 31, 2015.

WASATCH FUNDS — Supplemental Information	MARCH 31, 2013 (UNAUDITED)

MANAGEMENT OF THE COMPANY

Management Information. The business affairs of Wasatch Funds are overseen by its Board of Trustees. The Board consists of five Independent Trustees and one Interested Trustee. Four of the Independent Trustees and the Interested Trustee were elected by shareholders to serve until their successors are qualified, appointed or elected in accordance with the Trust’s Declaration of Trust and By-Laws. One Interested Trustee has been appointed by the elected Independent Trustees to serve until his successor is qualified, appointed or elected in accordance with the Trust’s Declaration of Trust and By-Laws.

The trustees and executive officers of Wasatch Funds and their principal occupations for at least the last five years are set forth below.

Name, Address and Age	Position(s) Held with Wasatch Funds	Term of Office[1] and Length of Time Served	Principal Occupation(s) during Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustees during Past 5 Years[2]
Independent Trustees

James U. Jensen, J.D., MBA 150 Social Hall Ave. 4th Floor Salt Lake City, UT 84111 Age 68	Trustee and Chairman of the Board	Indefinite Served as Chairman of the Board since 2004 and Trustee since 1986	Chief Executive Officer of Clearwater Law & Governance Group (an operating law firm board governance consulting company) April 2008 to present; Co-Founder and Chairman of the Board of Intelisum, Inc. (a company pursuing computer and measurement technology and products) 2001 - 2008; Consultant on corporate growth and technology transfer since 2004; Vice President, Corporate Development, Legal Affairs and General Counsel, and Secretary, NPS Pharmaceuticals, Inc. from 1991 to 2004.	20

Director and Board Chairman of Agricon Global Corporation (formerly known as Bayhill Capital Corporation (telephone communications) since December 2007; Trustee, Northern Lights Fund Trust III (4 portfolios)

since 2012

William R. Swinyard, Ph.D. 150 Social Hall Ave. 4th Floor Salt Lake City, UT 84111 Age 72	Trustee and Chairman of the Audit Committee	Indefinite Served as Chairman of the Audit Committee since 2004 and Trustee since 1986	Retired Professor of Business Management and Holder of the Fred G. Meyer Chair of Marketing (Emeritus), Brigham Young University, from 1978 to 2007.	20	None

D. James Croft, Ph.D. 150 Social Hall Ave. 4th Floor Salt Lake City, UT 84111 Age 71	Trustee and Chairman of the Governance & Nominating Committee	Indefinite Served as Trustee since 2005	Consultant to the mortgage industry on issues of mortgage quality, identification of mortgage fraud, strategic planning and client development since 2004; Founder & Executive Director, Mortgage Asset Research Institute, from 1990 to 2004.	20	None

Miriam M. Allison[3] 150 Social Hall Ave. 4th Floor Salt Lake City, UT 84111 Age 65	Trustee	Indefinite Served as Trustee since 2010	Rancher since 2004. From 2001 to 2005, Chairman of UMB Fund Services, Inc.	20	Director, Northwestern Mutual Series Fund, Inc. (28 portfolios) since 2006.

Heikki Rinne, Ph.D. 150 Social Hall Ave. 4th Floor Salt Lake City, Utah 84111 Age 60	Trustee	Indefinite Served as Trustee since October 2012	Chief Executive Officer of the Halton Group Ltd. (an indoor environmental control manufacturing and technology company) since 2002	20	Director, Touchfon International, through 2009; Director, Infostar Group, through 2009

Interested Trustee

Samuel S. Stewart, Jr., Ph.D. CFA[4] 150 Social Hall Ave. 4th Floor Salt Lake City, UT 84111 Age 70	President and Trustee	Indefinite Served as President and Trustee since 1986	Chairman of the Board for the Advisor since 1975; Chief Investment Officer of the Advisor from 2004 to June 2009; Director of Research of the Advisor from 1975 to 2004; Chairman of the Board of Wasatch Funds from 1986 to 2004.	20	None

[1]

A Trustee may serve until his/her death, resignation, removal or retirement. Each Independent Trustee shall retire as Trustee at the end of the calendar year in which he/she attains the age of 75 years.

WASATCH FUNDS — Supplemental Information (continued)

[2]

Directorships are those held by a Trustee in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act or any company registered as an investment company under the 1940 Act.

[3]	Ms. Allison previously owned shares of UMB Financial Corp., the parent company of UMB Fund Services, Inc., the Funds’ transfer agent. Ms. Allison no longer owns such shares.

[4]	Dr. Stewart is an Interested Trustee because he serves as the Chairman of the Board of the Advisor.

Name, Address and Age	Position(s) Held with Wasatch Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past 5 Years
Officers

Daniel D. Thurber 150 Social Hall Ave. 4th Floor Salt Lake City, UT 84111 Age 43	Vice President	Indefinite Served as Vice President since February 2007	General Counsel, Chief Compliance Officer and Director of Compliance for the Advisor since 2006;

Russell L. Biles 150 Social Hall Ave. 4th Floor Salt Lake City, UT 84111 Age 45	Chief Compliance Officer, Vice President and Secretary	Indefinite Served as Chief Compliance Officer and Vice President since February 2007 and Secretary since November 2008	Chief Compliance Officer and Vice President for Wasatch Funds since February 2007; Secretary for Wasatch Funds since November 2008; Counsel for the Advisor since October 2006;

Cindy B. Firestone, CPA 150 Social Hall Ave. 4th Floor Salt Lake City, UT 84111 Age 55	Treasurer	Indefinite Served as Treasurer since May 2009	Treasurer for Wasatch Funds since May 2009; Assistant Treasurer for Wasatch Funds from November 2008 to May 2009; Internal Auditor for the Advisor from December 2002 to August 2011.

David Corbett 150 Social Hall Ave. 4th Floor Salt Lake City, UT 84111 Age 40	Assistant Vice President	Indefinite Served as Assistant Vice President since August 2012	Assistant Vice President for Wasatch Funds since August 2012; Director of Mutual Fund Services for the Advisor since June 2007.

Additional information about the Funds’ trustees is provided in the Statement of Additional Information and is available without charge, upon request, by calling 800.551.1700.

MARCH 31, 2013 (UNAUDITED)

PROXY VOTING POLICIES, PROCEDURES AND RECORD

A description of the policies and procedures that Wasatch Advisors uses to vote proxies related to the Funds’ portfolio securities is set forth in the Funds’ Statement of Additional Information which is available without charge, upon request, on the Funds’ website at www.wasatchfunds.com or by calling 800.551.1700 and on the Securities and Exchange Commission’s (SEC) website at www.sec.gov.

Wasatch Funds’ proxy voting record is available on the Funds’ website at www.wasatchfunds.com and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

QUARTERLY PORTFOLIO HOLDINGS DISCLOSURE ON FORM N-Q

The Funds file their complete schedules of investments with the SEC for their first and third fiscal quarters of each fiscal year, commencing with the quarter ended December 31, 2004, on Form N-Q. The Funds’ Form N-Q is available on the SEC’s website at www.sec.gov.

BOARD CONSIDERATIONS FOR THE ADVISORY AGREEMENT OF THE WASATCH EMERGING MARKETS SELECT FUND

At a meeting held on August 15, 2012, (the “Meeting”), the Board of Trustees (the “Board”) of Wasatch Funds Trust (the “Trust”), including the Independent Trustees, unanimously approved the Advisory and Service Contract (the “New Fund Advisory Agreement”) between the Trust and Wasatch Advisors, Inc., (the “Advisor”) on behalf of the Wasatch Emerging Markets Select Fund (the “New Fund”).

In advance of the meeting, the Board and independent legal counsel received materials and other information which outlined, among other things:

•	the terms and conditions of the New Fund Advisory Agreement, including the nature, extent and quality of services provided to the New Fund by the Advisor;
•	the organization and business operations of the Advisor, including the experience of persons who will manage the New Fund;
•	the proposed management fees of the Advisor, including comparisons of such fees with the management fees of comparable, unaffiliated funds prepared by an independent third party;
•	the projected expenses of the New Fund, including comparisons with the expense ratios of comparable, unaffiliated funds compiled by an independent third party;
•	the profitability of the Advisor for advisory services; and
•	the soft dollar practices of the Advisor.

During the previous day, the Independent Trustees also had met privately with their legal counsel to review the Board’s duties in reviewing advisory contracts and consider, among other things, the approval of the New Fund Advisory Agreement. With this background, the Independent Trustees considered the approval of the New Fund Advisory Agreement for the New Fund.

The Independent Trustees, in consultation with independent counsel, reviewed the factors set out in judicial decisions and Securities and Exchange Commission (“SEC”) directives relating to the approval of advisory contracts. As outlined in more detail below, the Independent Trustees considered all factors they believed relevant with respect to the New Fund, including the following: (a) the nature, extent and quality of the services to be provided by the Advisor; (b) the performance of the Advisor; (c) the costs of the services to be provided and profits estimated to be realized by the Advisor and its affiliates; (d) the extent to which economies of scale may be realized as the New Fund grows; and (e) whether fee levels reflect any such economies of scale.

A.	NATURE, EXTENT AND QUALITY OF SERVICES

With respect to the nature, extent and quality of services to be provided by the Advisor, the Independent Trustees reviewed the information regarding the types of services (advisory and non-advisory or administrative) to be provided under the New Fund Advisory Agreement for the New Fund; narrative and statistical information concerning the Advisor’s performance record with other funds it advises; and information describing the Advisor’s organization and business. Further, given the Independent Trustees’ experience with other Wasatch Funds, the Independent Trustees noted that they were familiar with and have a good understanding of the organization, operations and personnel of the Advisor, including its research department and personnel as well as the professional experience, qualifications and credentials of the proposed portfolio managers for the New Fund. Based on their review, the Independent Trustees concluded that, overall, the nature, extent and quality of services expected to be provided to the New Fund under the New Fund Advisory Agreement were satisfactory.

B.	THE INVESTMENT PERFORMANCE OF THE NEW FUND

With respect to investment performance, it was noted that because the New Fund had not commenced operations and did not have its own performance history, the Board reviewed and considered performance information regarding the Advisor’s past performance record with other funds.

C.	FEES, EXPENSES AND PROFITABILITY

1.	Fees and Expenses

In evaluating the proposed management fees and expenses, the Independent Trustees considered the New Fund’s proposed management fee and expected expense ratio in absolute terms and as compared with the fees and expenses of a peer group of comparable unaffiliated funds provided by an independent third party. In addition, the Independent Trustees considered the expense limitation agreement provided by the Advisor on behalf of each class of the New Fund. Although the Advisor did not currently manage other funds or separately managed accounts with the same investment style as the New Fund, the Independent Trustees had reviewed the fees charged by the Advisor for other funds (including an emerging markets fund) and other types of clients, including separate accounts and collective

WASATCH FUNDS — Supplemental Information (continued)

investment trusts. The Independent Trustees recognized the differences in services provided to separately managed accounts and those required in operating and managing registered investment companies, such as the New Fund. The Independent Trustees also considered the costs of the research personnel-intensive approach followed by the Advisor, the expected costs of investing in emerging markets and the overall expense structure of the New Fund and peer group. Based upon this information, the Independent Trustees noted that the proposed advisory fee was above the median in the peer group but recognized the experience and quality of the advisory services provided by the Advisor and the expected expenses in operating this type of Fund with the Advisor’s research approach.

2.	Profitability of the Advisor

In conjunction with its review of fees, the Independent Trustees also considered the profitability of the Advisor for its advisory activities related to the Wasatch Funds. The Independent Trustees reviewed the Advisor’s profitability margin for 2011 and 2010. In considering profitability, the Independent Trustees recognized the subjective nature of determining profitability which may be affected by numerous factors, including the allocation of expenses. In addition to reviewing the Advisor’s profitability, the Trustees also reviewed at the meeting or prior meetings the Advisor’s relative profitability compared to publicly available information concerning unaffiliated publicly traded investment managers. However, the Independent Trustees recognized the difficulties in comparing the profitability of various advisors given that, among other things, many of these managers are much larger than the Advisor, have different lines of business, may employ different expense allocations and charges, the profitability derived from individual funds or product lines is not generally publicly available and the profitability information of managers that is available may not be representative of the industry. The Independent Trustees also noted that the Advisor is privately held and is taxed as a Subchapter S corporation, thus certain expenses had to be attributed and/or estimated. Based on their review, the Trustees were satisfied that the Advisor’s level of profitability was not unreasonable in light of the services to be provided.

C.	ECONOMIES OF SCALE AND WHETHER FEE LEVELS REFLECT ECONOMIES OF SCALE

In reviewing compensation, the Independent Trustees noted that, similar to other Wasatch funds, the proposed advisory fee schedule for the New Fund did not contain breakpoints that would reduce the fee rate on assets above specified levels. The Independent Trustees recognized that breakpoints may be one way for the benefits of any economies of scale to be shared with investors. The Trustees, however, recognized that as a New Fund with a small asset base, the Advisor generally must reimburse the New Fund for costs in excess of the expense limit until the New Fund has gained sufficient assets to be self-sustaining. Considering the above, the Independent Trustees concluded that the absence of breakpoints in the New Fund’s advisory fee schedule was acceptable.

D.	INDIRECT BENEFITS

In evaluating fees, the Independent Trustees also considered any indirect benefits or profits the Advisor or its affiliates may receive as a result of their relationship with the New Fund. In this regard, the Independent Trustees have reviewed information concerning the Advisor’s soft dollar arrangements, including its policies for allocating brokerage in exchange for brokerage and research services. In light of their experience, the Independent Trustees are familiar with the Advisor’s soft dollar arrangements and recognize that the Advisor’s profitability may be lower if the Advisor was required to pay for this research with hard dollars.

E.	APPROVAL OF NEW FUND ADVISORY AGREEMENT

The Independent Trustees did not identify any single factor discussed previously as all-important or controlling. The Trustees, including a majority of the Independent Trustees, concluded that the terms of the New Fund Advisory Agreement were fair and reasonable, that the Advisor’s fees are reasonable in light of the services expected to be provided to the New Fund, and that the Advisory Agreement should be approved.

BOARD CONSIDERATIONS FOR ADVISORY AGREEMENTS OF THE WASATCH FUNDS FOR 2013

At a meeting held on November 7, 2012 (the “Meeting”), the Board of Trustees (the “Board”) of Wasatch Funds Trust (the “Trust”), including the Independent Trustees, unanimously approved the Advisory and Service Contract (the “Advisory Agreement”) between the Trust and Wasatch Advisors, Inc. (the “Advisor”) on behalf of each series of the Trust (each a “Fund”); the sub-advisory agreement between the Advisor and Hoisington Investment Management Company (“HIMCO”) on behalf of the Wasatch-Hoisington U.S. Treasury Fund (the “U.S. Treasury Fund”); and the sub-advisory agreement between the Advisor and 1st Source Corporation Investment Advisors, Inc. (“1st Source”) on behalf of the Wasatch-1st Source Income Fund (the “Income Fund”) (the foregoing sub-advisory agreements are each a “Sub-Advisory Agreement” and collectively, the “Sub-Advisory Agreements,” and HIMCO and 1st Source are each a “Sub-Advisor”).

In preparation for their role in the evaluation of the Advisory Agreement with the Advisor and the Sub-Advisory Agreements, the Independent Trustees met in executive sessions on October 30, 2012 and November 6, 2012. In addition to the executive sessions, the Independent Trustees also met at their quarterly meetings as well as at other times between the quarterly meetings with management. In evaluating the Advisory Agreement and Sub-Advisory Agreements, the Independent Trustees took into account the information provided and the knowledge gained from these meetings. At their regular Board meetings and executive sessions, the Independent Trustees were joined by independent legal counsel. In advance of the meeting, the Board and independent legal counsel received materials and other information which outlined, among other things:

•	the terms and conditions of the Advisory Agreement and Sub-Advisory Agreements, including the nature, extent and quality of services provided by the Advisor and each Sub-Advisor;

MARCH 31, 2013 (UNAUDITED)

•	the organization and business operations of the Advisor and Sub-Advisors, including the experience of persons who have managed and who will manage each respective Fund;
•	the profitability of the Advisor from serving as advisor to each respective Fund (plus profitability analysis for advisors to unaffiliated investment companies);
•

the management fees of the Advisor, including comparisons of such fees with the management fees of comparable, unaffiliated funds prepared by an independent third party and the Advisor’s fees for other clients;

•	the sub-advisory fees of each Sub-Advisor with respect to the U.S. Treasury Fund and Income Fund (including the respective Sub-Advisor’s fee schedule for other clients);
•	the expenses of each Fund, including comparisons with the expense ratios of comparable, unaffiliated funds compiled by an independent third party; and
•	each respective Fund’s past performance plus such Fund’s performance compared to other unaffiliated funds compiled by independent third parties and with recognized benchmarks as described below.

As the Independent Trustees reviewed the materials, they also requested in writing (through their independent legal counsel) and received supplemental information and responses to various questions. In addition to the material provided by the Advisor, the Independent Trustees also received from independent counsel a legal memorandum outlining, among other things, the duties of the Independent Trustees under the 1940 Act, as well as the general principles of relevant state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; an advisor’s fiduciary duty with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards of trustees have fulfilled their duties and factors to be considered by the Board in voting on advisory agreements.

During the executive sessions noted above, the Independent Trustees met with independent legal counsel to discuss, among other things, the Advisory and Sub-Advisory Agreements, the information provided, and the Independent Trustees’ duties in reviewing and approving advisory contracts. The Independent Trustees, in consultation with independent counsel, also reviewed the factors set out in judicial decisions and Securities and Exchange Commission (“SEC”) directives relating to the approval of advisory contracts. The information provided for the Meeting supplements the information the Board receives throughout the year regarding the Funds’ performance, expense ratios, portfolio composition, trade execution and sales activity. The Independent Trustees considered the legal advice provided by legal counsel and the materials provided, and relied upon their own business judgment and the knowledge they gained from their meetings and other interactions throughout the year of the Funds, the Advisor, the Sub-Advisors and the services they provided in determining the factors to be considered and the weight to be given to such factors in evaluating advisory agreements. Each Independent Trustee may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Advisory

Agreement and applicable Sub-Advisory Agreements. The Independent Trustees did not identify any single factor as all-important or controlling. The Independent Trustees’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A.	NATURE, EXTENT AND QUALITY OF SERVICES

In evaluating the nature, extent and quality of the Advisor’s and Sub-Advisors’ services, the Independent Trustees reviewed information concerning the types of services (advisory and non-advisory or administrative services) that the Advisor and Sub-Advisors provide to the applicable Fund; the performance record of the applicable Fund; and information describing the Advisor’s and Sub-Advisors’ organization and business. In connection with their service as Independent Trustees of the Trust, the Independent Trustees also periodically have met with the Advisor’s and Sub-Advisors’ personnel and have evaluated their professional experience, qualifications and credentials as well as their investment approach and research process. The Independent Trustees considered the compensation arrangements of portfolio managers to evaluate the ability of the Advisor to attract and retain high quality investment personnel, preserve stability, and reward performance without providing an incentive for investing inconsistently with the Fund’s disclosures and without taking undue risks.

In addition to the foregoing, in light of the regulatory emphasis on compliance, in reviewing the services that have been provided to each Fund, the Independent Trustees considered the Advisor’s and Sub-Advisors’ compliance and regulatory history. The Trustees also considered the Advisor’s approach, activities and procedures with regard to risk management.

In their review of services, the Independent Trustees evaluated the quality of administrative or non-advisory services provided. The terms of the Advisory Agreement provide that the Advisor shall administer the Trust’s affairs to the extent requested by and subject to the supervision of the Board for the period and terms of the contract. In this regard, the Advisor provides business, administrative, compliance, marketing and other services required to operate the Funds, such as assistance with preparation and filing of regulatory and tax reports, preparation and distribution of prospectuses and shareholder reports, provision of information to Fund Independent Trustees, analysis to ensure compliance with federal and state laws and regulations, valuation of portfolio securities, and oversight of the performance of the Funds’ service providers (e.g., administrator, fund accountant, transfer agent and custodian). The Advisor also pays for office space and facilities for each Fund.

With respect to the Sub-Advisors, it was noted that the Sub-Advisory Agreements are essentially agreements for portfolio management services only and the Sub-Advisors were not expected to supply other significant administrative services. The Trustees further noted that the Advisor, based on its evaluation of the Sub-Advisors, recommended the renewal of each Sub-Advisory Agreement.

WASATCH FUNDS — Supplemental Information (continued)

Based on their review, the Independent Trustees found that, overall, the nature, extent and quality of services provided under the Advisory Agreement and the Sub-Advisory Agreements were satisfactory on behalf of each applicable Fund.

B.	THE INVESTMENT PERFORMANCE OF THE FUNDS

In evaluating each Fund’s performance, the Trustees reviewed both short-term and long-term performance of each Fund relative to its peers and relevant benchmarks. More specifically, except for the Frontier Emerging Small Countries Fund described below, the Independent Trustees reviewed, among other things, a report prepared by an unaffiliated third party comparing the respective Fund’s total return for the one-, two-, three-, four-, five-, and 10-year periods ended August 31, 2012 (or for the periods available for Funds that did not exist for part of the foregoing timeframe) compared to the performance of unaffiliated funds with similar investment objectives or classifications (a “Peer Universe”), to a more focused subset thereof, if any, (a “Peer Group”) and a benchmark assigned by the unaffiliated third party (the “Benchmark”) for the prescribed periods. The Independent Trustees also reviewed materials reflecting the respective Fund’s historic performance for the quarter, one-, three-, five-, and 10-year periods ended September 30, 2012 (or for the periods available for Funds that did not exist for part of the foregoing timeframe together with the average annual return since inception for Funds with the shorter duration) compared to additional benchmark(s) and unaffiliated funds in its investment category. The Independent Trustees noted that the Frontier Emerging Small Countries Fund had been in operation for less than one year and therefore reviewed the Fund’s total return for the quarter and since inception periods ended September 30, 2012. In addition, the Independent Trustees received analyst reports provided by an unaffiliated third party for the following Funds: Emerging Markets Small Cap Fund, Global Opportunities Fund, International Growth Fund, International Opportunities Fund, Small Cap Growth Fund and Long/Short Fund. This information supplemented the performance information provided to the Board at each of its quarterly meetings as well as at other meetings or executive sessions during the year.

The Board evaluated Fund performance in light of the respective Fund’s investment objectives, investment parameters and guidelines and recognized that the objectives, investment parameters and guidelines of peers and/or Benchmarks may differ from those of the Funds, and therefore, the performance results may also differ. In this regard, the Independent Trustees recognized the limitations on some of the usefulness of the performance comparison information as the closest Peer Group for a Fund may not adequately reflect the Wasatch Fund’s investment strategies and may be invested in sectors or industries in which the applicable Fund has limited or no exposure, including the Micro Cap Fund, the Micro Cap Value Fund (collectively, the “Micro Cap Funds”) and the Small Cap Value Fund. As the Peer Group assigned to the Micro Cap Funds appeared to generally focus on companies with a larger market capitalization than those sought by the Micro Cap Funds, the Independent Trustees reviewed the Micro Cap Funds’ performance compared to a custom peer group provided by the Advisor. As the performance data for the Small Cap Value Fund included small cap growth funds, the Independent Trustees also reviewed the annualized total return performance history of the Small Cap Value Fund for the one-, three-, five-, and 10-year periods ended September 30, 2012 compared to the Russell 2000 Value Index and the average for peers in the small cap blend and small cap value investment categories.

In addition to the limitations on some of the comparative performance data, the Independent Trustees also recognized that the investment experience of a particular shareholder in the Wasatch Funds will vary depending on when such shareholder invests in the applicable Fund and that a Fund’s performance results may differ significantly based on the time period being measured. Accordingly, although the performance below reflects the performance results for the time periods ended August 31, 2012, the Board recognized that selecting a different ending time period may derive different results. Based on their review of performance, the Independent Trustees determined the following:

The Emerging Markets Small Cap Fund and U.S. Treasury Fund have had generally favorable performance, outperforming their respective Benchmark for the one-, two-, three- and four-year periods ended August 31, 2012. The performance of both the Core Growth Fund and Long/Short Fund has been generally favorable, outperforming their respective Benchmark for the one-, two-, three-, four-, and five-year periods ended August 31, 2012. Similarly, the performance of each of the International Growth Fund, World Innovators Fund and Small Cap Growth Fund over time has been generally favorable, outperforming their respective Benchmark for the one-, two-, three-, four-, five- and 10-year periods ended August 31, 2012. Although Global Opportunities Fund has been operating for only three years, the Fund generally has had favorable performance, outperforming its Benchmark for the one-, two- and three-year periods ended August 31, 2012. The Heritage Growth Fund and Strategic Income Fund also have had generally favorable performance, excluding the one-year period, such Funds outperformed their respective Benchmark for the two-, three-, four- and five-year periods ended August 31, 2012.

The Independent Trustees noted that the Emerging India Fund and the Frontier Emerging Small Countries Fund were new funds with a shorter performance history available thereby limiting the ability to make a meaningful assessment of performance. Nevertheless, the Independent Trustees noted that the Emerging India Fund outperformed the average of its Peer Group for the one-year period ended August 31, 2012 and the Frontier Emerging Small Countries Fund outperformed the MSCI Frontier Emerging Markets Index for the quarter ended September 30, 2012.

The Independent Trustees further determined that the investment performance over time of the following Funds also has been satisfactory. In this regard, the Independent Trustees noted that although the Micro Cap Value Fund underperformed its Benchmark for the one-, two- and

MARCH 31, 2013 (UNAUDITED)

three-year periods ended August 31, 2012, the Fund outperformed its Benchmark in the longer four- and five-year periods. Although the Micro Cap Fund has underperformed its Benchmark in recent years, the Fund has improved its performance, outperforming its Benchmark for the one-year period ended August 31, 2012. The Board further noted that the performance of the Micro Cap Funds was ahead of the average for the custom peer group for the year-to-date period ended September 30, 2012. Although the Large Cap Value Fund underperformed its Benchmark for the one-, two-, three- and four-year periods ended August 31, 2012, the Large Cap Value Fund has outperformed its Benchmark over the longer five and 10-year periods. Similarly, the International Opportunities Fund underperformed its Benchmark for the last one- and two-year periods ended August 31, 2012, but outperformed its Benchmark over the longer three-, four-, and five-year periods. Although the Income Fund underperformed its Benchmark over various periods ended August 31, 2012, the performance was generally comparable.

In addition, the Ultra Growth Fund and the Small Cap Value Fund underperformed their respective Benchmark over various periods, although the Ultra Growth Fund outperformed its Benchmark in the three- and four-year periods ended August 31, 2012. With respect to the Funds that have underperformed their Benchmarks and/or peers from time to time, the Board monitors such Funds closely and was satisfied with the investment approach to these Funds and any steps the Advisor has taken to address any performance issues.

C.	FEES, EXPENSES AND PROFITABILITY

1.	Fees and Expenses

The Independent Trustees considered the fees of the Advisor and Sub-Advisors. In their evaluation of fees and expenses, the Independent Trustees considered the Advisor’s management fees and expense ratios for each Fund in absolute terms as well as with comparisons of fees and expenses of funds with similar objectives. In this regard, the Independent Trustees reviewed and considered, among other things, comparisons of each respective Fund’s gross and net management fees, total expenses (including and excluding 12b-1/non-12b-1 service fees), and non-management expenses (such as transfer agency, custodian, administrative and accounting fees) with those of unaffiliated funds in its Peer Group, compiled by an independent third party, subject to the following. With respect to the Frontier Emerging Small Countries Fund, as a new Fund that had been in operation for less than a year as of August 31, 2012, the Independent Trustees had reviewed such Fund’s proposed management fee and expected expense ratio in absolute terms and as compared to a peer group of comparable unaffiliated funds provided by an independent third party at its November 7, 2012 meeting (the “November Meeting”). In addition, with respect to the Micro Cap Funds, the Independent Trustees also reviewed comparisons of the respective Fund’s management fee and net expense ratio with those of a custom peer group provided by the Advisor. In reviewing fees, the Independent

Trustees also considered the expense limitation agreement with the Advisor for the Funds and the amounts the Advisor has reimbursed to the Funds for the last three fiscal years (if any). The Independent Trustees also considers a Fund’s fees in light of the performance of the Fund. In their evaluation of the fees, the Independent Trustees considered, among other things, the following factors:

With respect to the Investor Class shares of the Micro Cap Fund, Micro Cap Value Fund, and Small Cap Growth Fund, such Funds had gross advisory fees and net expense ratios above the median of their respective Peer Group. With respect to the Investor Class and Institutional Class shares of the Small Cap Value Fund, such Fund had gross advisory fees below the median of its Peer Group, and the net expense ratio of the Institutional Class was below the median for its Peer Group but above the median for the Investor Class shares. The Independent Trustees also noted that the advisory fee of the Small Cap Value Fund was reduced in January 2012. In evaluating the fees for these Funds, the Independent Trustees also considered, among other things, the nature of the asset class (small- or mid-cap), the Advisor’s expertise in this asset class, the due diligence needed to evaluate small companies and the capacity constraints of this asset class. In their considerations, the Independent Trustees recognized the Advisor’s expertise in the small cap and micro cap arena and the research intensive approach the Advisor follows in evaluating companies in this category and the related costs incurred. The Independent Trustees also considered the inherent capacity constraints with small cap and micro cap investing which, in turn, limits the revenue potential from these Funds for the Advisor. More specifically, the Independent Trustees recognized that it is difficult to replicate the performance of small cap and micro cap funds at higher asset levels. Accordingly, the Advisor has continued its strategy to close Funds to new and/or existing investors as necessary to limit asset size and protect shareholder performance and the integrity of the Fund’s investment strategy. The Funds that have been closed to new and sometimes existing investors from time to time in the past include: the Core Growth Fund, Emerging Markets Small Cap Fund, World Innovators Fund, International Growth Fund, International Opportunities Fund, Micro Cap Fund, Micro Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund and Ultra Growth Fund. The Independent Trustees seek to encourage the Advisor’s practice of closing Funds when necessary or appropriate to maintain or enhance performance. However, the Independent Trustees recognized that this practice also limits the Advisor’s ability to earn fees on a larger asset base and exposes the Advisor to reduced revenues from asset outflows if a Fund is closed to, or has otherwise limited new investments. Given the foregoing factors, among others, the Independent Trustees determined the advisory fees for the foregoing Funds were acceptable.

With respect to the Investor Class shares of the Emerging Market Small Cap Fund, Global Opportunities Fund, International Growth Fund, International Opportunities Fund, and World Innovators Fund, the Independent Trustees noted that the gross advisory fees and net expense ratios were

WASATCH FUNDS — Supplemental Information (continued)

above the median of each Fund’s respective Peer Group. The Independent Trustees noted that the Investor Class of the Emerging India Fund, a new Fund, did not pay advisory fees after taking into account fee waivers and that the net expense ratio was equal to the median of its Peer Group. As with the above Funds, the Independent Trustees also considered any capacity constraints of these Funds which limit their asset size, the uniqueness of the Fund, and the expertise of the Advisor. The Independent Trustees also noted that the international aspect of these Funds adds an additional cost to the Advisor’s research-intensive investment program to cover an international landscape. Given the foregoing factors, among others, the Independent Trustees determined the advisory fees for the foregoing Funds are acceptable.

With respect to the Investor Class shares of the Frontier Emerging Small Countries Fund, the Independent Trustees had noted at its November Meeting that the Fund’s management fee was the highest among its peer group but also recognized the experience and quality of the advisory services provided by the Advisor and the expected expenses in operating this type of Fund with the Advisor’s research approach. Given the foregoing factors, among others, the Independent Trustees determined that the advisory fee for the foregoing Fund was acceptable.

With respect to the Core Growth Fund, the Independent Trustees noted that the gross advisory fee of the Investor Class and Institutional Class shares was above the median for its Peer Group but the net expense ratio for each class was below the median of its Peer Group. The Trustees also considered the capacity constraints of the Fund and the research-intensive approach of the Advisor. Given the foregoing factors, among others, the Independent Trustees determined that the advisory fee for the foregoing Fund was acceptable.

With respect to the Heritage Growth Fund and the Strategic Income Fund, the Independent Trustees noted that the gross advisory fees and net expense ratios of the Investor Class shares of these Funds were below the median of their respective Peer Group. With respect to the Investor Class shares of the Long/Short Fund and the Income Fund, the Independent Trustees noted that the gross advisory fee was above the median of its respective Peer Group, but the total expense ratio was below the median. Given their investment strategies, the Independent Trustees recognized that these Funds generally are not subject to capacity constraints limiting the asset size of the Funds upon which advisory fees are calculated as other Funds in the complex. Based on the foregoing factors, among others, the Independent Trustees determined that the advisory fees for the foregoing Funds were acceptable.

With respect to the Ultra Growth Fund, the Independent Trustees noted that the gross advisory fee and net expense ratio of the Investor Class shares were above the median for its Peer Group. The Trustees considered the capacity constraints applicable to the Fund. The Trustees further noted that the advisory fee and expense limitation of the Fund had been reduced in 2011. Given the foregoing factors, among others, the Independent Trustees determined that the advisory fee for the foregoing Fund was acceptable.

With respect to the Investor Class and Institutional Class shares of the Large Cap Value Fund and the Investor Class shares of the U.S. Treasury Fund, the Funds’ gross advisory fees and net expense ratios were above the median for their respective Peer Group. Although such Funds should not experience capacity constraints, the Independent Trustees recognized the investment expertise of the Advisor and Sub-Advisor (as applicable) with respect to the Funds. Given the foregoing factors, among others, the Independent Trustees determined that the advisory fee for the foregoing Funds were acceptable.

2.	Fees Charged to Other Advisor and Sub-Advisor Clients

In reviewing fees, the Independent Trustees also compared the advisory fees to the fees the Advisor assesses other types of clients, including institutional and high net worth separate accounts, wrap accounts, and funds sponsored by other sponsors. Currently, the Advisor manages separate account client assets in styles similar to those used for certain Funds, including the Core Growth Fund, Emerging Markets Small Cap Fund, Heritage Growth Fund, International Growth Fund, Micro Cap Fund, Small Cap Growth Fund, Small Cap Value Fund, Ultra Growth Fund and Large Cap Value Fund. With respect to separate accounts, the weighted average fees for these accounts are generally lower than the comparable Fund (except in the case of the Heritage Growth Fund and Ultra Growth Fund). The Independent Trustees considered the differences in the product types, including the services provided, noting that the Advisor seeks to charge a higher fee to clients who require a higher degree of service. In this regard, the Independent Trustees have noted that the services provided to a Fund in managing and operating a registered investment company are more extensive than those provided to a separately managed account. The Advisor provides services to each Fund that extend beyond the portfolio management services provided to its separate account clients. As described in more detail above, these services include business, administrative, operational expertise (such as portfolio accounting, pricing, foreign registrations, and foreign filings), oversight of third party service providers (including sub-advisors), trustee support, marketing and other services required to operate a Fund. Further, the Independent Trustees recognized that each Fund operates in a highly regulated industry requiring extensive compliance. Such responsibilities generally are not required to the same extent for separate accounts. In addition, the Trustees considered the fees the Advisor assesses for other types of clients, including wrap accounts, uniform managed accounts, model accounts, collective investment trusts and sub-advisory accounts in which the fees may be lower but the services provided are also reduced. In light of the foregoing, the Independent Trustees determined that the nature and number of services provided to operate a Fund merit higher fees than those of separate and other accounts.

In considering the fees of the Sub-Advisors for the Income Fund and U.S. Treasury Fund, the Independent Trustees also considered the pricing schedule the respective Sub- Advisor charges for investment management services for

MARCH 31, 2013 (UNAUDITED)

other clients. In this regard, the sub-advisory fee for the U.S. Treasury Fund was at the lower end of HIMCO’s fee schedule. Similarly, the sub-advisory fee for the Income Fund was at the low end of fees 1st Source assesses for institutional accounts. The Independent Trustees also noted that the sub-advisory fees were established through arm’s length negotiations between the Advisor and the Sub-Advisors, which are unaffiliated with the Advisor.

3.	Profitability of the Advisor

The Independent Trustees reviewed profitability information for the Advisor derived from its relationship with each Fund for the calendar year ended December 31, 2011 and pro forma profitability for the calendar year ended December 31, 2012. In reviewing profitability, the Independent Trustees reviewed the methodology utilized to allocate revenue and expenses of the Advisor among the Funds. In considering profitability, the Independent Trustees recognized the inherent limitations in determining profitability which may be affected by many factors, including the allocation of expenses across multiple investment products served by the Advisor. The allocation of research and personnel expenses is also particularly difficult given the Advisor’s shared research culture. The Independent Trustees also noted that the Advisor is privately held and is taxed as a Subchapter S corporation, thus certain expenses had to be attributed and/or estimated.

In addition to reviewing the Advisor’s profitability, the Trustees also reviewed the Advisor’s relative profitability compared to publicly available information concerning unaffiliated publicly traded investment managers. However, the Independent Trustees recognized the difficulties in comparing the profitability of various advisors given that, among other things, many of these managers are much larger than the Advisor, have different lines of business, may employ different expense allocations and charges, the profitability derived from individual funds or product lines is not generally publicly available and the profitability information of managers that is available may not be representative of the industry. Notwithstanding the foregoing, the Independent Trustees noted that the Advisor’s profitability is within a reasonable range compared to the peer group of unaffiliated advisors. Based on their review, the Independent Trustees were satisfied that the Advisor’s level of profitability from its relationship with each Fund was not unreasonable in light of the services provided.

With respect to the Sub-Advisors, although a profitability analysis was not available, the Independent Trustees received certain financial statements of the Sub-Advisors. Given that the Sub-Advisors’ fees are at the low end of their respective fee schedules, the fact that the sub-advisory fees are established through arm’s length negotiations, and the range of fees the Sub-Advisors assess to other clients, the Independent Trustees concluded that HIMCO’s and 1st Source’s profitability from the Sub-Advisor’s relationship with the U.S. Treasury Fund and Income Fund, respectively, is not unreasonable.

In addition to the above, the Independent Trustees also considered that the Advisor benefits from soft dollar arrangements whereby it receives brokerage and research services from brokers that execute a Fund’s purchases and sales of securities, as described in further detail below.

D.	ECONOMIES OF SCALE AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE

With respect to economies of scale, the Independent Trustees recognized the potential benefits resulting from the costs of a Fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision. One method to help shareholders share in these benefits is to include breakpoints in the advisory fee schedule. The advisory fee schedules of the Funds, however, do not have breakpoints because, as noted above, the Independent Trustees recognized the capacity constraints of the Funds investing in small- and micro-cap companies. Because the Advisor generally seeks to maintain the assets of these Funds at a level that management believes can be managed effectively, the potential for the assets to grow beyond these levels to achieve economies of scale is limited. Further, with respect to the Funds without such capacity constraints, the Independent Trustees recognized the Advisor’s position that to the extent economies of scale exist, the current level of advisory fees reflects such economies of scale. Considering the factors above, the Independent Trustees concluded that the absence of breakpoints was acceptable and that such economies as exist are adequately reflected in the Advisor’s fee structure.

E.	INDIRECT BENEFITS

In evaluating fees, the Independent Trustees also considered any indirect benefits or profits the Advisor or its affiliates may receive as a result of their relationship with the Funds. In this regard, the Independent Trustees considered that the Advisor benefits from soft dollar arrangements pursuant to which it receives research from brokers that execute an applicable Fund’s brokerage transactions. The Advisor may receive soft dollar benefits from each Fund, subject to the exceptions noted below for the sub-advised Funds. The Independent Trustees reviewed information regarding the soft dollar arrangements including, among other things, the commissions paid, the research credits earned and the services provided. Further, the Independent Trustees at prior meetings have had extensive discussions regarding the soft dollar arrangements. The Independent Trustees recognized that soft dollar arrangements provide benefits to the Advisor derived from a Fund’s brokerage transactions by obtaining research that it would otherwise have to acquire with hard dollars. Accordingly, the Advisor’s profitability would be somewhat lower if it did not receive the research services pursuant to soft dollar arrangements. The Independent Trustees took these “fall out” benefits, if any, into account when reviewing the level of advisory fees. With respect to the Sub-Advisors, the Independent Trustees recognized that the Sub-Advisors currently do not have soft dollar arrangements on behalf of their respective Funds.

WASATCH — Supplemental Information (continued)	MARCH 31, 2013 (UNAUDITED)

F.	ANNUAL APPROVAL OF ADVISORY AND SUB-ADVISORY AGREEMENTS

The Independent Trustees did not identify any single factor discussed previously as all-important or controlling. The Independent Trustees, including a majority of Independent Trustees, concluded that the terms of the Advisory Agreement for each Fund, the HIMCO Sub-Advisory Agreement for the U.S. Treasury Fund, and the 1st Source Sub-Advisory

Agreement for the Income Fund were fair and reasonable, that the Advisor’s and Sub-Advisors’ fees are reasonable in light of the services provided to each respective Fund, and that the Advisory Agreement should be approved on behalf of each Fund and the Sub-Advisory Agreements should be approved on behalf of the U.S. Treasury Fund and the Income Fund, respectively.

WASATCH FUNDS — Service Providers	MARCH 31, 2013 (UNAUDITED)

INVESTMENT ADVISOR

Wasatch Advisors, Inc.

150 Social Hall Avenue, 4th Floor

Salt Lake City, UT 84111

SUB-ADVISOR FOR THE WASATCH-1ST SOURCE INCOME FUND

1st Source Corporation Investment Advisors, Inc.

100 North Michigan Street

South Bend, IN 46601

SUB-ADVISOR FOR THE U.S. TREASURY FUND

Hoisington Investment Management Co.

6836 Bee Caves Rd.

Building 2, Suite 100

Austin, TX 78746

ADMINISTRATOR AND FUND ACCOUNTANT

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

DISTRIBUTOR

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

TRANSFER AGENT

UMB Fund Services, Inc.

803 West Michigan Street, Suite A

Milwaukee, WI 53233-2301

CUSTODIAN

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

LEGAL COUNSEL TO WASATCH FUNDS AND INDEPENDENT TRUSTEES

Chapman and Cutler, LLP

111 West Monroe Street

Chicago, IL 60603

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

1100 Walnut, Suite 1300

Kansas City, MO 64106

WASATCH FUNDS — Guide to Understanding Financial Statements

Wasatch Funds provides reports to shareholders twice a year. The annual report is for the Funds’ fiscal year which ends September 30. The semi-annual report is for the six months or period ending March 31. Additionally, the Funds’ schedules of investments for the first and third quarters of each fiscal year are available to shareholders as described on page 143. These reports provide shareholders with important information that will help them evaluate the management and performance of their investments. It is the desire of Wasatch Funds to help shareholders stay in tune with their investments. If you have any questions about the information in this report, a shareholder services representative will be happy to assist you when you call 800.551.1700.

SCHEDULE OF INVESTMENTS

The holdings of each Wasatch Fund are detailed in the “Schedule of Investments.” This section provides a snapshot of the securities each Fund was invested in on the last day of the reporting period. The Wasatch Equity Funds invest primarily in Common Stocks of companies which are grouped together by industry. The Wasatch-1st Source Income Fund invests primarily in fixed income securities. The U.S. Treasury Fund invests primarily in U.S. Treasury securities. The Equity Funds will typically have only minor holdings in Short-Term Investments. At times the Funds may take temporary defensive positions by increasing cash or holdings in Short-Term Investments. Please see the prospectus under “Additional Information about the Funds.”

STATEMENTS OF ASSETS AND LIABILITIES

These financial statements show the Assets and Liabilities of a Fund on the last day of the reporting period. A Fund’s Assets include the value of securities owned, amounts receivable for purchases of Fund shares (capital shares receivable), securities sold, interest and dividends, prepaid expenses and other assets. Liabilities are amounts owed for shareholder redemptions (capital shares payable), securities purchased, investment advisory fees (payable to Advisor) and other payables. Totaling up the assets and subtracting the liabilities results in a Fund’s Net Assets.

Net Assets consist of capital stock, paid-in capital in excess of par, undistributed net investment income or loss, undistributed net realized gain or loss on investments and net unrealized appreciation or depreciation on investments. Capital stock is stock authorized by a company’s charter and having par value, stated value or no par value. Par value is set by the company issuing the shares and has no relation to Net Asset Value. The par value of one share of each Wasatch Fund is $.01. Paid-in capital in excess of par is capital received from shareholders in exchange for Fund shares that exceeds the par value of the shares. For example, if you bought one share of a Fund for $10, $.01 would show as “Capital stock” on the books of the Fund, and $9.99 would be accounted for under “Paid-in capital in excess of par.” Undistributed net investment income or loss is the amount of net investment income or loss of a Fund since inception that has not been paid to shareholders as a dividend.

Undistributed net realized gain (loss) on investments is the amount of net realized gains or losses generated by a Fund since inception that have not been distributed to shareholders in the form of a capital gain distribution. A gain or loss is realized when a security is sold by a Fund. Net unrealized appreciation (depreciation) on investments is the change in value from the purchase price of securities a Fund continues to hold.

The number of shares a Fund is authorized to sell can be found under Capital Stock Issued and Outstanding. Issued and outstanding indicates the number of shares owned by shareholders.

Net Asset Value (NAV), Redemption Price and Offering Price Per Share shows the value of one outstanding share of a Fund on the date of the report. A Fund’s share price (NAV) is calculated by dividing the value of all securities and other assets owned by a Fund, less the liabilities charged to that Fund, by the number of Fund shares outstanding. The share price is calculated at the close of business of the New York Stock Exchange on each day the Exchange is open for trading. Please see Wasatch Funds’ prospectus for more information about how share prices are calculated. Information about how the share price is affected by a Fund’s operation can be found under “Financial Highlights” on page 153.

STATEMENTS OF OPERATIONS

Statements of Operations show investment income and expenses for each Fund as well as realized gains or losses from securities sold and the appreciation or depreciation in the value of a Fund’s holdings during the reporting period.

Investment Income shows Interest and Dividends earned from interest-bearing and dividend-paying securities in a Fund’s portfolio.

Expenses show the various fees and expenses paid out of a Fund’s assets such as the fee paid to Wasatch Advisors, the Funds’ investment advisor. Additional fees include shareholder servicing, fund administration and accounting, custody of fund assets, federal and state registration, legal counsel, auditing and trustees’ fees and other expenses. The Funds pay for printing and mailing statements, prospectuses, annual reports and semi-annual reports to shareholders.

Net Investment Income (Loss) is the amount of dividends and interest income earned on securities held by a Fund, less the Fund’s expenses.

Net realized gain (loss) on investments and foreign currency translations is the net gain or loss on securities a Fund has sold. Change in unrealized appreciation (depreciation) on investments and foreign currency translations is the change in value of securities a Fund continues to hold.

Net gain (loss) on investments is the result of changes in the market value of securities a Fund has sold and securities it continues to hold.

STATEMENTS OF CHANGES IN NET ASSETS

Net Assets are a Fund’s remaining assets after taking into consideration any liabilities. Statements of Changes in Net

MARCH 31, 2013 (UNAUDITED)

Assets show the increase or decrease in a Fund’s net assets during the reporting period. Investment operations, dividends and capital share transactions affect a Fund’s net assets. Operations is a summary of the Statements of Operations. It includes investment income or loss, net realized gain or loss on investments and foreign currency translations a Fund has sold as well as appreciation or depreciation in the value of investments a Fund continues to hold.

Dividends are distributed by Wasatch Funds to sharehold-ers when Fund investments have earned income in excess of net expenses or when capital gains in excess of capital losses are realized from the sale of securities. Most shareholders choose to reinvest their dividends and capital gain distribu- tions. Each Fund is required by Internal Revenue Code regulations to distribute substantially all of its net investment income and capital gains to shareholders in order to retain its status as a “regulated investment company.”

Capital share transactions are any transactions involving shares of a Fund, including the selling of Fund shares, shares issued by a Fund to shareholders for the reinvestment of dividends, and share redemptions.

FINANCIAL HIGHLIGHTS

The Financial Highlights contain important historical operating information that you may find useful in making decisions or understanding the performance of your investment.

Net Asset Value (NAV) is defined under “Statements of Assets and Liabilities” on page 152. The difference between the Net asset value, beginning of period and the Net asset value, end of period in the Financial Highlights is the change in value of a Fund’s shares over the reporting period, but not its total return.

Income (loss) from investment operations shows how the share price was affected by a Fund’s operations on a per share basis. Net investment income (loss) is the per share amount of dividends and interest income earned on securities held by a Fund, less the Fund’s expenses. Net realized and unrealized gains (losses) on investments is the per share increase or decrease in the value of securities a Fund holds or has sold during the reporting period. Gains or (losses) are realized when securities are sold. Gains or (losses) are unrealized when securities increase or decrease in value but are not sold.

Distributions are the per share amount a Fund paid to shareholders from net investment income and net realized gains.

Total return is the percentage increase or decrease in the value of an investment over a stated period of time. A total return percentage includes both changes in unrealized and realized gains and income. For the purposes of calculating total return, it is assumed that dividends and distributions are reinvested at the share price on the ex-dividend date of the distribution. A FUND’S TOTAL RETURN CANNOT BE COMPUTED DIRECTLY FROM THE FINANCIAL HIGHLIGHTS.

Ratios to Average Net Assets and Supplemental Data are provided to help you better understand your investment. Net assets, end of period, are the net assets of a Fund on the reporting date. Ratio of expenses to average net assets shows the total of a Fund’s operating expenses divided by its average net assets for the stated period before and after waivers and reimbursements by the Advisor, if any. Ratio of net investment income (loss) to average net assets shows a Fund’s net investment income (loss) divided by its average net assets for the stated period before and after waivers and reimbursements by the Advisor, if any. Portfolio turnover rate measures a Fund’s buying and selling activity during the reporting period. It is computed by dividing total purchases or sales, whichever is less, by the average monthly market value of a Fund’s portfolio securities. This calculation does not include securities with a maturity date of less than 12 months.

CONTACT WASATCH

TELEPHONE

800.551.1700

M - F, 7:00 a.m. to 7:00 p.m. CT

Automated Line, 24 Hours

U.S. MAIL

Wasatch Funds

P.O. Box 2172

Milwaukee, WI 53201-2172

OVERNIGHT MAIL

Wasatch Funds

803 West Michigan Street, Suite A

Milwaukee, WI 53233-2301

ONLINE

www.wasatchfunds.com

shareholderservice@wasatchfunds.com

Semi-Annual Report & Quarterly Commentaries

WASATCH FUNDS

www.WasatchFunds.com 800.551.1700

Item 2:	Code of Ethics.

Not required.

Item 3:	Audit Committee Financial Expert.

Not required.

Item 4.	Principal Accountant Fees and Services.

Not required.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

(a) Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Shareholders may submit for the Governance and Nominating Committee’s (the “Committee”) consideration, recommendations regarding potential Trustee nominees. Any shareholder submissions must conform to the policies and procedures governing such nominations as established by the Committee and published on the Investor Education tab of the Registrant’s website www.WasatchFunds.com.

Item 11.	Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934).

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not required.

(a)(2)	The certifications required by Rule 30a-2(a) of the 1940 Act are attached hereto.

(a)(3)	Not applicable.

(b)	The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WASATCH FUNDS TRUST

By:	/S/ SAMUEL S. STEWART, JR.
Samuel S. Stewart, Jr. President (principal executive officer) of Wasatch Funds Trust

Date: June 6, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/S/ SAMUEL S. STEWART, JR.
Samuel S. Stewart, Jr. President (principal executive officer) of Wasatch Funds Trust

Date: June 6, 2013

By:	/S/ CINDY B. FIRESTONE
Cindy B. Firestone Treasurer (principal financial officer) of Wasatch Funds Trust

Date: June 6, 2013